UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-21475

                                         Tamarack Funds Trust

(Exact name of registrant as specified in charter)

100 South Fifth Street, Suite 2300

                                    Minneapolis, MN 55402-1240

(Address of principal executive offices) (Zip code)

Lee Greenhalgh, Esq.

RBC Plaza

60 South Sixth Street

                                       Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (612) 376-7000

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2008

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Tamarack Funds

About Your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The Tamarack Funds compare their performance against various Russell Equity indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented, as well as the discussion and analysis from your portfolio manager(s), will help you evaluate your investment in the Tamarack Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. Tamarack Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.voyageur.net.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.voyageur.net; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http:// www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2008 is available (i) on the Fund’s website at www.voyageur.net; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of each Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-800-SEC-0330.

LETTER FROM THE CIO OF EQUITIES

Exceptional Times for Capital Markets

The tumult in global capital markets has reached new levels. Leaving aside fundamental justifications, the huge volatility is increasingly frightening longer term investors to the sidelines. With the spreading of counterparty fears well beyond sub-prime lenders or U.S. borders, volatility in capital markets has increased dramatically. As the fallout from the credit crisis continues, financial companies’ access to new liquidity has been effectively shut off. The U.S. banking system is in the midst of its most serious crisis since the 1930’s Great Depression. As a result of the worsening crisis, policymakers have been forced to take more aggressive action. The Federal Reserve, Treasury and Congress have worked together to deliver a “comprehensive” solution to dispose of illiquid assets held by financial institutions.

While it is a struggle to see through the storm clouds that have gathered, we believe better times are ahead. Our analysis suggests that financial institutions are closer to the end of the crisis than some believe. In addition, countervailing forces are beginning to form that should ultimately provide support for the capital markets. Here are seven key reasons for optimism:

1) Oil prices have halved, which will contribute to global economic expansion. In addition, strength, or at least stability, in the U.S. dollar limits inflationary pressures

2) Stock prices dropped to 2002 levels. However, the big difference between 2008 and 2002 is that the Chinese economy is three times larger now and is still expanding. China is one of the largest customers of the U.S.

3) Commentators have compared the current crisis to the Great Depression. This could not be further from the truth. In the Great Depression the government raised taxes and increased interest rates; in effect it continued to deflate the economy during the downturn. It took money out of the economy. Without money, people could not start businesses, banks failed, people lost jobs and people went hungry. The government feared that putting too much stimulus in the economy would create a speculative frenzy like the one in 1929. This time the government is doing the exact opposite. Rather than deflating, it is reflating the economy.

4) It is estimated that the government is not only infusing the economy with $700 billion through the bailout package passed by Congress, but also providing $2,250 billion including the AIG and Bear Stearns bailouts and the commercial paper facility. Additionally, the Federal Reserve has recently cut rates and will likely do so again. It is estimated that there is a 10x multiplier for every dollar that is put into the banking system. Every dollar that is added to the banking system will be lent to someone, who will then use that dollar to buy goods from someone, who will then use that dollar to hire people. Based on the “multiplier effect,” the $2,250 billion will create an economic benefit in the range of $10,000-20,000 billion. With so much stimulus it will be almost impossible for the economy to sink into a depression.

LETTER FROM THE CIO OF EQUITIES

5) “Don’t Fight the Fed” is a saying that is used to justify buying in the stock market once the Fed has started easing. So why is the economic news still bad and why are stocks still tumbling? The answer is that any stimulus takes 6 to 18 months to affect the economy. Whenever an economic recovery will occur, the stock market will anticipate it about 3 to 6 months in advance.

6) Do not underestimate the effect hedge fund liquidations are having. The world’s top 100 hedge funds, representing several trillion in equity buying, are in some form of liquidation. These redemptions are crushing the market, leaving solid companies trading for low single-digit valuation multiples in some cases. Once banks open their lending coffers again, private equity firms will swoop in for these companies, creating a private equity (and hence a stock market) boom.

7) It is estimated there is $11,000 billion in cash sitting in money market funds and Treasury bills. Add to that the $10,000-20,000 billion that is going to stimulate the economy, due to the multiplier effect. This money needs to grow and in the low interest rate environment of today there is only one place: the stock market.

We acknowledge there are many headwinds present that need to run their course. Therefore, righting the economy and capital markets will take time, but necessary progress has been made.

The Tamarack Funds’ message to our clients is to avoid getting caught up in the emotions of the moment, which we recognize can be difficult. In fact, a dispassionate analysis of the market environment is actually beneficial. Despite all that has transpired, the global economy is still growing, but now at a pace more in keeping with a trajectory of consistent growth. This relieves the pressure on resources (like oil, foodstuffs and industrial commodities) that had become so intense. The balance sheets of most financial companies are strong overall despite more recent losses. Balance sheets of non-financial companies are in the best shape they have been for probably a decade. A major restructuring of corporate balance sheets is not required but a recapitalization of the suppliers of credit is.

Based on the current media coverage, the outlook for capital markets is bleak. Risk premiums are high in every area of the capital markets. Based on previous market cycles, it is possible that high risk premiums can rise more before some relief comes. But more importantly, history shows that investments made in moments of distress are typically the most rewarding, even if the payoffs take time. This is the time when investors are inclined to make the most counterproductive decisions and in some cases abandon well-designed investment plans. It is important to be cognizant of the significance of this moment and not succumb to the evident pressures. The prudent investor must look beyond today’s confusion and turmoil, and capitalize on the extraordinary opportunities that exist today.

At the Tamarack Funds, we continue to believe we are positioned to deliver strong investment performance in the period ahead. The uncertainties of today’s markets clearly call for a diversified portfolio of securities. Historically, some of our best absolute and relative returns have been earned in the aftermath of severe market dislocations such as

LETTER FROM THE CIO OF EQUITIES

those we are now experiencing. The recoveries have been more than strong enough to recover ground lost in the down cycles and create the strong long-term track records of our products.

Nancy M. Scinto

Tamarack Funds Chief Investment Officer

Equity Products

EQUITY PORTFOLIO MANAGERS

Voyageur Asset Management Inc. (“Voyageur”), the investment advisor to the Tamarack Funds, employs a team approach to the management of the Tamarack Equity Funds, with no individual team member being solely responsible for the investment decisions.

Nancy M. Scinto

Chief Investment Officer Equity Products, Managing Director, Senior Portfolio Manager

Nancy Scinto is responsible for portfolio management of the Large Cap Growth, Mid Cap Growth, and the Microcap Value Funds and directing the Voyageur growth equity research efforts. She joined Voyageur in 1999 from Chicago Trust Company where she managed institutional accounts and was co-manager of the five-star Alleghany / Chicago Growth and Income Fund. Nancy has held various positions including personal trust, equity trader, senior equity analyst and senior portfolio manager. She began her career in the investment industry in 1984. Nancy received a BA from Governors State University and an MBA from DePaul University. She is a member of the CFA Society of Chicago.

Steven A. Rusnak, CFA

Vice President, Senior Portfolio Manager

Steven Rusnak is a member of the growth equity team and co-portfolio manager for the Large Cap Growth Fund. He conducts fundamental equity research for a diverse group of industries, including financials and health care. He joined Voyageur in 1999 from Chicago Trust Company where he was a senior equity analyst and portfolio manager. Previously Steve held positions with Mesirow Financial as senior equity analyst, the State Teachers Retirement System of Ohio as an analyst and at Feldman Securities Corporation as a portfolio analyst. Steve has been in the investment industry since 1985. He earned a BA in Economics and an MBA from The Stephen M. Ross School of Business at the University of Michigan. Steve is CFA charterholder and a member of the CFA Society of Chicago and CFA Institute.

Forbes L. Watson

Vice President, Senior Portfolio Manager

Forbes Watson is responsible for the SMID Cap Growth Fund portfolio management. He joined Voyageur in 2002 from RBC Centura Bank where he managed separate accounts and the five-star RBC Mid Cap Equity Fund. Forbes held portfolio management positions with Trustmark National Bank and ParkSouth Corporation, a registered investment advisor, before joining RBC Centura Bank in 1998. He began his career with May, Cullum, Ragland & Brittain, Inc., a Dallas-based investment boutique, and also worked in the Dallas NASDAQ trading office of Shearson/Lehman Brothers. Forbes began his career in the investment industry in 1981. He received a BA in Finance from the University of North Texas and an MBA from Millsaps College. Forbes is a member of the CFA Society of North Carolina and CFA Institute.

EQUITY PORTFOLIO MANAGERS

Gordon Telfer

Managing Director, Head of Growth Equities

Gordon Telfer is head of Voyageur’s growth equity team and co-manager of the Mid Cap Growth Fund and SMID Cap Growth Fund. He joined Voyageur in 2003 from Alliance Capital Management where he was a senior portfolio manager and a member of Alliance’s Investment Policy Group. Prior to Alliance, he worked for Scudder Kemper Investments as senior vice president and global strategist and spokesperson for Scudder Kemper’s U.S. and International Portfolio Management Group. Gordon began his career in the investment industry in 1986 at Murray Johnstone International in portfolio management. He has spoken at numerous regional and national conferences on portfolio management and been a guest on CNBC. A native of Glasgow, Scotland, Gordon received his Stock Exchange Diploma from the Herriott Watt University, Edinburgh, Scotland.

Lance F. James

Managing Director, Senior Portfolio Manager

Lance James is responsible for portfolio management of the Small Cap Core Fund and Enterprise Fund. Prior to joining Voyageur in 2006, Lance was an equity analyst and portfolio manager for OFI Institutional and Babson Capital Management, affiliated companies of Mass Mutual Life Insurance Company. During his tenure he served as head of the firm’s small/mid cap value investment team. Prior to joining Babson Capital in 1986, Lance worked at Rockwell International Corporation, EBF Associates of Boston and Hewitt Associates. Lance began his career in the investment industry in 1980. He received an AB in Economics from Princeton University and an MBA in Finance from the Wharton School of Business at the University of Pennsylvania.

George Prince

Portfolio Manager, Senior Equity Analyst

George Prince serves as the co-portfolio manager for the Enterprise Fund. George also provides research support for the Small Cap Core Fund. He joined Voyageur in 2006 from Eagle Asset Management, where he was a senior equity analyst. Prior to his experience at Eagle Asset Management, George was an analyst at Babson Capital Management. George also has a great deal of entrepreneurial experience and founded SignStorey, a leader in place-based digital communications in retail stores and co-founded Cutting Edge Inc., a global CAD-CAM technology company. George has over 10 years of investment industry experience. He received a BA from Yale University.

Bruce W. Kaser, CFA

Senior Portfolio Manager

Bruce Kaser serves as the co-portfolio manager for the Value Fund and is a member of Voyageur’s large cap value and concentrated large cap value team. Bruce joined Voyageur in 2007 from Freedom Capital where he served as a senior large cap value portfolio manager for six years. Prior to his experience at Voyageur and Freedom Capital, Bruce was a portfolio manager for value equity clients at Loomis Sayles. Bruce began his career in the investment industry in 1985. He received a BS from Miami University (Ohio) and an MBA from the University of Chicago’s Graduate School of Business. Bruce is a CFA charterholder and member of the CFA Institute. Bruce is also a member of the Petroleum Analysts of Boston and is the Treasurer for the Boston charity, Strike Out Cancer.

EQUITY PORTFOLIO MANAGERS

Stuart A. (“Sam”) Lippe

Senior Portfolio Manager

Sam Lippe serves as the co-portfolio manager for the Value Fund and is a member of Voyageur’s large cap value and concentrated large cap value team. Sam joined Voyageur in 2007 from Freedom Capital where he served as a senior large cap value portfolio manager for over five years. Prior to his experience at Voyageur and Freedom Capital, Sam was a portfolio manager and analyst for the Endowment Fund at Howard Hughes Medical Institute. He also worked as an analyst for value-oriented portfolios at Legg Mason Capital Management. Sam began his career in the investment industry in 1978. He received a BS from Cornell University and an MBA from New York University. Sam is a member of the Association of Insurance and Financial Analysts.

PERFORMANCE SUMMARY

Average Annual Total Returns as of September 30, 2008.

Tamarack Large Cap Growth Fund

	1 Year	3 Year	5 Year	10 Year	Since Inception (a)	Net Expense Ratio*	Gross Expense Ratio*
Class A (g)
- Including Maximum Sales Charge of 5.75%	(24.87)%	(4.28)%	0.66%	(0.10)%	5.62%
- At Net Asset Value	(20.27)%	(2.37)%	1.85%	0.49%	5.97%	1.25%	1.43%
Class C (h)
- Including Contingent Deferred Sales Charge of 1.00%	(21.52)%	(3.04)%	1.13%	(0.24)%	5.18%
- At Net Asset Value	(20.73)%	(3.04)%	1.13%	(0.24)%	5.18%	2.00%	2.16%
Class I (g)	(19.98)%	(2.08)%	2.14%	0.75%	6.32%	1.00%	1.18%
Class R (h)	(20.39)%	(2.58)%	1.61%	0.25%	5.71%	1.50%	1.66%
Class S (i)	(19.98)%	(2.08)%	2.14%	0.75%	6.32%	1.00%	1.18%
Russell 1000 Growth Index**	(20.88)%	0.04%	3.74%	0.59%	8.13%
Tamarack Mid Cap Growth Fund
	1 Year	3 Year	5 Year	10 Year	Since Inception (a)	Net Expense Ratio*	Gross Expense Ratio*
Class A (g)
- Including Maximum Sales Charge of 5.75%	(24.74)%	(2.19)%	3.06%	6.41%	10.61%
- At Net Asset Value	(20.14)%	(0.25)%	4.30%	7.04%	10.98%	1.35%	1.47%
Class C (h)
- Including Contingent Deferred Sales Charge of 1.00%	(21.45)%	(1.02)%	3.53%	6.25%	10.15%
- At Net Asset Value	(20.72)%	(1.02)%	3.53%	6.25%	10.15%	2.10%	2.23%
Class I (g)	(19.95)%	(0.01)%	4.54%	7.34%	11.31%	1.10%	1.21%
Class R (h)	(20.34)%	(0.52)%	4.03%	6.77%	10.70%	1.60%	1.70%
Class S (i)	(19.94)%	0.02%	4.56%	7.35%	11.32%	1.10%	1.21%
Russell Midcap Growth Index**	(24.65)%	(0.75)%	6.53%	5.51%	9.90%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an Investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. For performance data current to the most recent month-end go to www.voyageur.net. Please see footnotes on pages 10 and 11.

PERFORMANCE SUMMARY

Tamarack SMID Cap Growth Fund

	1 Year	3 Year	5 Year	10 Year	Since Inception (b)	Net Expense Ratio*	Gross Expense Ratio*
Class A (g)
- Including Maximum Sales Charge of 5.75%	(25.91)%	(5.12)%	2.78%	5.55%	8.14%
- At Net Asset Value	(21.36)%	(3.24)%	4.01%	6.18%	8.60%	1.50%	2.89%
Class C (h)
- Including Contingent Deferred Sales Charge of 1.00%	(22.65)%	(3.97)%	3.21%	5.38%	7.79%
- At Net Asset Value	(21.98)%	(3.97)%	3.21%	5.38%	7.79%	2.25%	3.63%
Class I (g)	(20.91)%	(2.91)%	4.32%	6.46%	8.92%	1.25%	2.62%
Class R (h)	(21.57)%	(3.49)%	3.72%	5.90%	8.32%	1.75%	3.06%
Class S (i)	(21.14)%	(3.00)%	4.24%	6.43%	8.89%	1.25%	2.62%
Russell 2500 Growth Index**	(20.70)%	0.81%	6.73%	6.46%	7.53%
Russell 2000 Growth Index**	(17.07)%	1.45%	6.64%	4.67%	5.65%

Tamarack Enterprise Fund

	1 Year	3 Year	5 Year	10 Year	Since Inception (c)	Net Expense Ratio*	Gross Expense Ratio*
Class A (j)
- Including Maximum Sales Charge of 5.75%	(27.50)%	(4.24)%	4.47%	8.18%	10.61%
- At Net Asset Value	(23.07)%	(2.34)%	5.71%	8.82%	10.87%	1.33%	1.55%
Class C (j)
- Including Contingent Deferred Sales Charge of 1.00%	(24.26)%	(3.07)%	4.93%	8.01%	10.05%
- At Net Asset Value	(23.61)%	(3.07)%	4.93%	8.01%	10.05%	2.08%	2.30%
Class I (k)	(22.82)%	(2.08)%	6.00%	9.10%	11.15%	1.08%	1.30%
Class R (j)	(23.23)%	(2.57)%	5.45%	8.55%	10.60%	1.58%	1.80%
Class S	(22.83)%	(2.09)%	5.99%	9.10%	11.15%	1.08%	1.30%
Russell 2000 Index**	(14.48)%	1.83%	8.15%	7.81%	9.17%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. For performance data current to the most recent month-end go to www.voyageur.net. Please see footnotes on pages 10 and 11.

PERFORMANCE SUMMARY

Tamarack Small Cap Core Fund
	1 Year	3 Year	5 Year	10 Year	Since Inception (d)	Net Expense Ratio*	Gross Expense Ratio*
Class A (j)
- Including Maximum Sales Charge of 5.75%	(21.92)%	(0.18)%	5.96%	7.90%	9.73%
- At Net Asset Value	(17.15)%	1.81%	7.22%	8.54%	10.11%	1.55%	1.88%
Class C (j)
- Including Contingent Deferred Sales Charge of 1.00%	(18.18)%	1.15%	6.49%	7.77%	9.31%
- At Net Asset Value	(17.52)%	1.15%	6.49%	7.77%	9.31%	2.30%	2.62%
Class I (l)	(16.65)%	2.17%	7.55%	8.84%	10.40%	1.30%	1.46%
Class R (j)	(17.07)%	1.66%	7.01%	8.30%	9.85%	1.80%	2.12%
Class S	(16.68)%	2.17%	7.55%	8.84%	10.40%	1.30%	1.62%
Russell 2000 Index**	(14.48)%	1.83%	8.15%	7.81%	9.79%

Tamarack Value Fund

	1 Year	3 Year	5 Year	10 Year	Since Inception (e)	Net Expense Ratio*	Gross Expense Ratio*
Class A (j)
- Including Maximum Sales Charge of 5.75%	(27.06)%	(3.30)%	3.47%	3.07%	9.84%
- At Net Asset Value	(22.60)%	(1.37)%	4.70%	3.69%	10.12%	1.28%	1.51%
Class C (j)
- Including Contingent Deferred Sales Charge of 1.00%	(23.69)%	(2.11)%	3.91%	2.91%	9.29%
- At Net Asset Value	(23.19)%	(2.11)%	3.91%	2.91%	9.29%	2.03%	2.25%
Class R (j)	(22.82)%	(1.62)%	4.43%	3.42%	9.84%	1.53%	1.80%
Class S	(22.42)%	(1.13)%	4.96%	3.94%	10.39%	1.03%	1.26%
Russell 1000 Value Index**	(23.56)%	0.09%	7.12%	5.55%	11.82%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. For performance data current to the most recent month-end go to www.voyageur.net. Please see footnotes on pages 10 and 11.

PERFORMANCE SUMMARY

Tamarack Microcap Value Fund

	1 Year	3 Year	5 Year	10 Year	Since Inception (f)	Net Expense Ratio*	Gross Expense Ratio*
Class A (j)
- Including Maximum Sales Charge of 5.75%	(25.29)%	(3.22)%	6.35%	9.09%	8.76%
- At Net Asset Value	(20.74)%	(1.30)%	7.62%	9.74%	9.07%	1.32%	1.54%
Class C (j)
- Including Contingent Deferred Sales Charge of 1.00%	(22.06)%	(2.02)%	6.82%	8.93%	8.26%
- At Net Asset Value	(21.34)%	(2.02)%	6.82%	8.93%	8.26%	2.07%	2.29%
Class R (j)	(20.93)%	(1.53)%	7.35%	9.47%	8.79%	1.57%	1.79%
Class S	(20.53)%	(1.04)%	7.90%	10.02%	9.34%	1.07%	1.28%
Russell 2000 Value Index**	(12.25)%	2.00%	9.45%	10.14%	10.51%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. For performance data current to the most recent month-end go to www.voyageur.net. Please see footnotes on pages 10 and 11.

*	The expense ratios are from the Funds’ prospectus dated January 28, 2008. Additional information pertaining to the Funds’ expense ratios as of September 30, 2008 can be found in the financial highlights.
**	Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.
(a)	The since inception date (commencement of operations) of the Fund is December 31, 1990.
(b)	The since inception date (commencement of operations) of the Fund is January 1, 1995. The performance of the index since inception of the Fund is calculated from December 31, 1994.
(c)	The since inception date (commencement of operations) of the Fund is December 2, 1983. The performance of the index since inception of the Fund is calculated from November 30, 1983.
(d)	The since inception date (commencement of operations) of the Fund is August 5, 1991. The performance of the index since inception of the Fund is calculated from July 31, 1991.
(e)	The since inception date (commencement of operations) of the Fund is September 30, 1984.
(f)	The since inception date (commencement of operations) of the Fund is September 10, 1987. The performance of the index since inception of the Fund is calculated from August 31, 1987.
(g)	The performance in the table reflects the performance of the former RBC Funds, the predecessors to the Tamarack Funds. The quoted performance of the Funds include the performance of a common trust fund (“CTF”) account advised by Voyageur (including its predecessor) and managed the same as the Fund in all material respects, for periods dating prior to the Fund’s commencement of operations (October 1, 1996 for the Large Cap Growth Fund, June 1, 1994 for the Mid Cap Growth Fund, and May 2, 1997 for the SMID Cap Growth Fund), as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. Each CTF account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If each CTF account had been registered, the CTF account’s performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).
(h)	The inception date for Class C and Class R Shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class A Shares of the Fund, adjusted to reflect the fees and expenses of Class C and Class R Shares, as applicable (and where applicable, the maximum sales charges of the Class C Shares).

PERFORMANCE SUMMARY

(i)	The inception date for Class S Shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class I Shares of the Fund, adjusted to reflect the fees and expenses of Class S Shares.
(j)	The inception date for Class A, Class C and Class R Shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class S Shares of the Fund, adjusted to reflect the fees and expenses of Class A, Class C and Class R Shares, as applicable (and where applicable, the maximum sales charges of the Class A and Class C Shares).
(k)	The inception date for Class I Shares of the Fund is September 30, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class S Shares of the Fund, adjusted to reflect the fees and expenses of Class I Shares, as applicable.
(l)	The inception date for Class I Shares of the Fund is August 2, 2007. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class S Shares of the Fund, adjusted to reflect the fees and expenses of Class I Shares, as applicable.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid cap companies in the Russell 3000 Index, which have higher price-to-book ratios and higher forecasted growth rates.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of U.S. large cap companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index is an unmanaged index that measures the performance of U.S. large cap companies in the Russell 3000 Index, which have lower price-to-book ratios and lower forecasted growth rates.

The Russell 2000 Growth Index is an unmanaged index that measures the performance of U.S. small cap companies in the Russell 2000 Index, which have higher price-to-book ratios and higher forecasted growth rates.

The Russell 2000 Value Index is an unmanaged index that measures the performance of small cap companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth rates.

The Russell 2000 Index is an unmanaged index that measures the performance of U.S. small cap companies in the Russell 3000 Index.

The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Tamarack Large Cap Growth Fund

Investment Objective	Seeks long-term growth by purchasing high-quality, larger capitalization companies that display consistent earnings growth and superior financial characteristics. Utilizing fundamental research, the Fund employs a bottom-up approach and strict risk controls to build a diversified portfolio of stocks that offer above average expected growth with lower than average market risk.

Performance	For the twelve-month period ended September 30, 2008, the Fund had a total return of -19.98% (Class S). That compares to a total return of -20.88% for the Russell 1000 Growth Index, the Fund’s primary benchmark.

Factors That Made Positive
Contributions:

•   Stock selection was positive for the year, with health care, energy, and materials making the greatest contributions.

•   Within health care, Express Scripts, a pharmacy benefit management company, and Genzyme, a biotechnology company, delivered the strongest returns.

•   In energy, Apache and EOG Resources both benefited from strength in the oil and gas sector during the year.

•   Ecolab, a specialty chemicals company in the materials sector, outperformed both its sector and the Fund’s benchmark, the Russell 1000 Growth Index.

•   Finally, the Fund’s overweight position in health care, the second best performing sector, and near benchmark weight in energy, an outperforming sector, added to total returns in the period.

Factors That Detracted
From Relative Returns

•   Stock selection in the information technology sector detracted from returns during the year. Specifically, Cisco Systems, a computer network products company, and Apple Computer, a computer systems company, underperformed as investors became more concerned about slowing growth prospects for the sector.

• An underweight allocation to consumer staples, the best performing sector, also negatively impacted total returns.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Tamarack Large Cap Growth Fund

Long-term capital appreciation.				Investment Objective

Russell 1000 Growth Index				Benchmark

				Asset Allocation
				(as of 9/30/08)
		Top Five Industries Information Technology Health Care Industrials Consumer Discretionary Consumer Staples	21.98% 21.95% 14.29% 11.78% 8.55%	(% of fund’s investments) & Top Five Industries (as of 9/30/08) (% of fund’s net assets)

Thermo Fisher Scientific, Inc.	4.24%	Express Scripts, Inc.	3.71%	Top Ten Holdings
Genzyme Corp.	3.93%	Microsoft Corp.	3.47%	(as of 9/30/08)
Adobe System, Inc.	3.92%	Fastenal Co.	3.44%	(% of fund’s net assets)
Danaher Corp.	3.91%	Medtronic, Inc.	3.43%
Procter & Gamble Co.	3.84%	Oracle Corp.	3.38%
* A listing of all portfolio holdings can be found on page 26.

				Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class S shares. The performance of the Fund for the period from September 30, 1998 to April 19, 2004 reflects the performance of RBC Large Cap Equity Fund, the predecessor to Tamarack Large Cap Growth Fund. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Tamarack Mid Cap Growth Fund

Investment Objective	Seeks long-term growth by primarily investing in high quality, mid capitalization companies that display consistent earnings growth and superior financial characteristics. Utilizing fundamental research, the Fund employs a bottom-up approach and strict risk controls to build a diversified portfolio of stocks that offer above average expected growth with lower than average market risk.

Performance	For the twelve-month period ended September 30. 2008, the Fund had a total return of -19.94% (Class S). That compares to a total return of -24.65% for the Russell Midcap Growth Index, the Fund’s primary benchmark.

Factors That Made Positive
Contributions	• Stock selection was positive in six of the eight sectors the Fund invests in, with industrials, health care, and information technology making the greatest contributions.

• Within industrials, Fastenal, a supplier of building materials, continued to deliver strong financial results.

•   In health care, Varian Medical Systems, a medical equipment/instruments company, Express Scripts, a pharmacy benefit management company, and Pharmaceutical Product Development, a clinical laboratories company, delivered the strongest returns during the year.

• In information technology, computer software company Ansys outperformed in a challenging environment.

•   The Fund’s overweight allocation in health care stocks, the second best performing sector, and lack of exposure to utilities stocks, the poorest performing sector, added to total returns in the period.

Factors That Detracted
From Relative Returns	• An Underweight allocation to energy stocks, an outperforming sector, detracted from total returns for the year.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Tamarack Mid Cap Growth Fund

Long-term capital appreciation.					Investment Objective

Russell MidCap Growth Index					Benchmark

					Asset Allocation
					(as of 9/30/08)
		Top Five Industries Industrials Health Care Information Technology Consumer Discretionary Energy	25.63 19.96 14.60 13.42 11.42	% % % % %	(% of fund’s investments) & Top Five Industries (as of 9/30/08) (% of fund’s net assets)

Fastenal Co.	3.98%	Greif, Inc., Class A	3.20%		Top Ten Holdings
Varian Medical Systems, Inc.	3.70%	LKQ Corp.	3.10%		(as of 9/30/08)
Roper Industries, Inc.	3.68%	Ansys, Inc.	3.06%		(% of fund’s net assets)
Stericycle, Inc.	3.48%	Charles River Laboratories	2.90%
Chattem, Inc.	3.46%	International, Inc.
FactSet Research Systems, Inc.	3.44%
* A listing of all portfolio holdings can be found on page 27.

					Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class S shares. The performance of the Fund for the period from September 30, 1998 to April 19, 2004 reflects the performance of RBC Mid Cap Equity Fund, the predecessor to Tamarack Mid Cap Growth Fund. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Tamarack SMID Cap Growth Fund

Investment Objective	Invests in a diversified portfolio of high-quality, small and mid capitalization companies. Using fundamental research, the Fund seeks to identify profitable companies with the most potential for long-term capital appreciation and less than average market risk selling at reasonable valuations.

Performance	For the twelve-month period ended September 30, 2008, the Fund had a total return of -21.14% (Class S). That compares to a total return of -20.70% for the Russell 2500 Growth Index, the Fund’s primary benchmark.

Factors That Made Positive
Contributions	• Underweight allocations in the consumer discretionary and telecommunications sectors benefited performance.

• Stock selection in industrials, consumer discretionary, and consumer staples contributed to returns.

Factors That Detracted From
Relative Returns	• Security selection in health care, financials, and materials decreased returns.

• Sector allocation in materials, financials, and energy detracted from performance.

• A temporary surge in financials hurt performance due to the Fund’s underweight allocation in the sector, especially in the banking industry.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Tamarack SMID Cap Growth Fund

Long-term capital appreciation.					Investment Objective

Russell 2500 Growth Index					Benchmark

					Asset Allocation
					(as of 9/30/08)
		Top Five Industries Health Care Industrials Information Technology Consumer Discretionary Energy	23.28 18.93 18.28 12.33 12.01	% % % % %	(% of fund’s investments) & Top Five Industries (as of 9/30/08) (% of fund’s net assets)

Express Scripts, Inc.	4.19%	Ansys, Inc.	2.87%		Top Ten Holdings
Roper Industries, Inc.	3.24%	Charles River Laboratories International, Inc.	2.84%		(as of 9/30/08)
Stericycle, Inc.	3.23%	Chattem, Inc.	2.81%		(% of fund’s net assets)
FactSet Research Systems, Inc.	2.97%	Varian Medical Systems, Inc.	2.81%
LKQ Corp.	2.96%
IHS, Inc., Class A	2.89%
* A listing of all portfolio holdings can be found on page 28.
					Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a ten year period and is based on Class S shares. The performance of the Fund for the period from September 30, 1998 to April 19, 2004 reflects the performance of RBC Small Cap Equity Fund, the predecessor to Tamarack SMID Cap Growth Fund. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Tamarack Enterprise Fund

Investment Objective	Invests in profitable, established small companies that are dominant in their industries. By selecting undervalued companies with small market capitalizations, this Fund strives to achieve growth with greater price stability than many other small stock funds

Performance	For the twelve-month period ended September 30, 2008, the Fund had a total return of -22.83% (Class S). That compares to a total return of -14.48% for the Russell 2000 Index, the Fund’s primary benchmark.

Factors That Made Positive
Contributions

•   The largest contributor to performance compared to the index over the one-year period was favorable stock selection in the industrials sector, which added approximately 400 basis points to relative performance. Two of the best performers were Gehl, a compact construction equipment manufacturer that received a buyout offer, and NN, Inc., a metal fabrication company.

•   Another positive performance factor was stock selection in the health care sector, which added approximately 60 basis points to overall performance relative to the index. Kensey Nash, a medical device company, was the best performer in the portfolio.

Factors That Detracted
From Relative Returns

•   The largest detractor of performance for the Fund versus the Russell 2000 Index was the Fund’s microcap profile, as microcap stocks significantly underperformed larger companies within the small cap index. For example, the Russell Microcap Index, which more closely approximates the Fund’s market cap profile, returned -22.51% in the period, compared to -14.48% for the Russell 2000.

•   Adverse stock selection in the financials sector cost the portfolio approximately 500 basis points compared to the Russell 2000 Index. Two of the largest detractors were Asta Funding, a consumer finance company, and Boston Private Financial Holdings, a bank holding company.

•   Stock selection in the materials sector detracted from relative performance by approximately 200 basis points. Birch Mountain Resources, an aggregates company, and Penford, a specialty chemicals company, were notable performance laggards.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Tamarack Enterprise Fund

Long-term growth of capital.				Investment Objective

Russell 2000 Index				Benchmark

				Asset Allocation
				(as of 9/30/08)
		Top Five Industries Information Technology Industrials Consumer Discretionary Financials Health Care	22.77% 20.26% 18.86% 11.48% 11.12%	(% of fund’s investments) & Top Five Industries (as of 9/30/08) (% of fund’s net assets)

Steinway Musical Instruments	5.85%	LaBarge, Inc.	3.73%	Top Ten Holdings
Movado Group, Inc.	4.97%	Columbus McKinnon Corp.	3.54%	(as of 9/30/08)
Comtech Telecommunications Corp.	4.85%	Landauer, Inc.	3.20%	(% of fund’s net assets)
EMS Technologies, Inc.	4.10%	NIC, Inc.	3.02%
Universal Electronics, Inc.	4.03%	HMS Holdings Corp.	2.80%
* A listing of all portfolio holdings can be found beginning on page 29.
				Growth of $10,000 Initial Investment Over 10 Years
The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class S shares. The performance of the Fund for the period from September 30, 1998 to April 19, 2004 reflects the performance of Babson Enterprise Fund, the predecessor to Tamarack Enterprise Fund. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Tamarack Small Cap Core Fund

Investment Objective	Invests in profitable, established small companies that are dominant in their industries. By selecting undervalued growth companies with small to mid-size market capitalizations, this Fund strives to achieve growth with greater price stability than many other small stock funds.

Performance	For twelve-month period ended September 30, 2008, the Fund had a total return of -16.68% (Class S). That compares to a total return of -14.48% for the Russell 2000 Index, the Fund’s primary benchmark.

Factors That Made Positive
Contributions

•   Favorable stock selection of consumer discretionary companies boosted performance compared to the Russell 2000 Index by slightly more than 100 basis points. Emphasis on global consumer product companies such as Steinway Musical Instruments and Universal Electronics boosted performance.

•   Favorable stock selection in consumer staples helped relative performance by just under 100 basis points. Food distributor Nash Finch and personal care products manufacturer Alberto Culver were key contributors.

•   Favorable stock selection in the industrials sector contributed almost 150 basis points to portfolio performance compared to the benchmark. Two infrastructure-oriented companies, AZZ and Chart Industries, were standout performers during the period.

Factors That Detracted
From Relative Returns

•   A setback for performance relative to the Russell 2000 Index was a sector underweighting in energy, the best performing sector in the index in the one-year period. The underweight position cost the portfolio almost 170 basis points in relative performance.

• Energy stock selection detracted approximately 80 basis points from relative performance. Swift Energy and World Fuel Services were the most sizable hindrances.

•   Stock selection in the financials sector cost the portfolio almost 280 basis points of performance compared to the benchmark. In the sector, consumer finance company Asta Funding and bank holding company UCBH Holdings were the most significant deterrents.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Tamarack Small Cap Core Fund

Long-term growth of capital and income.				Investment Objective

Russell 1000 Value Index				Benchmark

				Asset Allocation (as of 9/30/08) (% of fund’s investments) & Top Five Industries (as of 9/30/08) (% of fund’s net assets)

		Top Five Industries Industrials Consumer Discretionary Information Technology Health Care Financials	23.45% 16.99% 16.36% 10.97% 10.37%

Steinway Musical Instruments	4.66%	Interface, Inc., Class A	3.32%	Top Ten Holdings (as of 9/30/08) (% of fund’s net assets)
Comtech Telecommunications Corp.	4.17%	Gardner Denver, Inc.	3.02%
Movado Group, Inc.	3.74%	Columbus McKinnon Corp.	2.95%
Nash Finch Co.	3.70%	EMS Technologies, Inc.	2.92%
PSS World Medical, Inc.	3.44%	Skyworks Solutions, Inc.	2.57%
* A listing of all portfolio holdings can be found beginning on page 31.

				Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class S shares. The performance of the Fund for the period from September 30, 1998 to April 19, 2004 reflects the performance of Babson Enterprise Fund II, the predecessor to Tamarack Small Cap Core Fund. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Tamarack Value Fund

Investment Objective	Seeks long-term growth by purchasing larger capitalization companies that are unpopular and undervalued based on their earnings, assets, and/or dividends. The Fund’s goal is to invest in stocks that offer above-average potential for growth in principal and income while assuming less than market risk.

Performance	For the twelve-month period ended September 30, 2008, the Fund had a total return of -22.42% (Class S). That compares to a total return of -23.56% for the Russell 1000 Value Index, the Fund’s primary benchmark.

Factors That Made Positive
Contributions	• The Fund is managed with a sector-neutral strategy and gains all of its value from security selection as opposed to sector selection.

•   Stock selection was strongest in the financials sector. In a very poor market, BB&T Corporation, up 16%, and U.S. Bancorp, up 17%, significantly aided performance. Also in financials, REITs Simon Property Group and Public Storage were each up 16%.

• Performance was also solid in the consumer discretionary sector, which featured Comcast Corporation, up 14%.

•   Security selection in health care also benefited returns. Substituting ownership of Merck & Co., down 37%, for ownership of Abbot Laboratories, up 10%, helped performance. Barr Pharmaceuticals, up 27%, was also a key contributor

Factors That Detracted
From Relative Returns	• Stock selection in the utilities sector held back performance. FirstEnergy Corp. was down 17% and FPL Group, because of its exposure to wind power in a market with declining energy prices, lost 25%.

• In the materials sector, Celanese Corporation also hurt performance, as it declined 36%.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Tamarack Value Fund

Long-term growth of capital and income.				Investment Objective

Russell 1000 Value Index				Benchmark

				Asset Allocation (as of 9/30/08) (% of fund’s investments) & Top Five Industries (as of 9/30/08) (% of fund’s net assets)

		Top Five Industries Financials Energy Health Care Industrials Consumer Staples	27.65% 15.94% 11.58% 10.00% 8.79%

Exxon Mobil Corp.	4.69%	Abbott Laboratories	2.76%	Top Ten Holdings (as of 9/30/08) (% of fund’s net assets)
Chevron Corp.	4.43%	Johnson & Johnson	2.60%
AT&T, Inc.,	3.67%	Apache Corp.	2.44%
General Electric Co.	3.59%	Wal-Mart Stores, Inc.	2.29%
JPMorgan Chase & Co.	3.09%	Comcast Corp., Class A	2.15%
* A listing of all portfolio holdings can be found beginning on page 33.

				Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class S shares. The performance of the Fund for the period from September 30, 1998 to April 19, 2004 reflects the performance of Babson Value Fund, the predecessor to Tamarack Value Fund. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Tamarack Microcap Value Fund

Investment Objective	Invests in a diversified portfolio of the smallest companies that have been neglected by institutional shareholders. Utilizing a quantitative process to identify value-oriented investments, the Fund strives to achieve long-term growth while offering shareholders some protection from market declines and fluctuations.

Performance	For the twelve-month period ended September 30, 2008, the Fund had a total return of -20.53% (Class S). That compares to a total return of -12.25% for the Russell 2000 Value Index, the Fund’s primary benchmark.

Factors That Made Positive
Contributions	• The top three overall sectors were telecommunications, consumer staples, and utilities.

• Stock selection in the energy sector was modestly positive for the year.

•   The Fund’s underweight allocations to information technology (an underperforming sector) and telecommunications (the second worst performing sector), and its weighting in line with the benchmark in health care stocks (an outperforming sector) added to total returns in the period.

Factors That Detracted
From Relative Returns	• Overall, industrials, financials, and consumer discretionary were the weakest sectors in the Fund’s portfolio.

•   The microcap market can be quite volatile, since many microcap stocks may rise or fall dramatically based on news that may have little long term importance. This was clearly evident during the period.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Tamarack Microcap Value Fund

Long-term growth of capital.					Investment Objective

Russell 2000 Value Index					Benchmark

					Asset Allocation (as of 9/30/08) (% of fund’s investments) (& Top Five Industries (as of 9/30/08) (% of fund’s net assets)

		Top Five Industries Industrials Consumer Discretionary Financials Information Technology Health Care	20.34 19.54 18.72 10.72 5.42	% % % % %

iShares Russell Microcap Index Fund	1.57%	Navigators Group, Inc.	0.75%		Top Ten Holdings
		CIRCOR International, Inc.	0.69%		(as of 9/30/08)
Lufkin Industries, Inc.	1.12%	First Financial Corp.	0.66%		(% of fund’s net assets)
Robbins & Myers, Inc.	0.92%	Jakks Pacific, Inc.	0.64%
NewMarket Corp.	0.82%	California Water Service Group	0.64%
Stifel Financial Corp.	0.81%
* A listing of all portfolio holdings can be found on page 35.

					Growth of $10,000 Initial Investment Over 10 Years
The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class S shares. The performance of the Fund for the period from September 30, 1998 to April 19, 2004 reflects the performance of Shadow Stock Fund, the predecessor to Tamarack Microcap Value Fund. The Fund’s total return includes reinvested dividends and capital gains. The Funds total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Large Cap Growth Fund

September 30, 2008

Shares		Value
Common Stocks — 99.18%
Consumer Discretionary — 11.78%
42,670	Johnson Controls, Inc.	$1,294,181
43,070	Kohl’s Corp.*	1,984,666
34,140	McGraw-Hill Cos., Inc. (The)	1,079,165
44,750	Omnicom Group, Inc.	1,725,560
25,470	Target Corp.	1,249,304
86,500	Walt Disney Co. (The)	2,654,685

		9,987,561

Consumer Staples — 8.55%
16,000	Colgate-Palmolive Co.	1,205,600
39,100	PepsiCo, Inc.	2,786,657
46,660	Procter & Gamble Co.	3,251,735

		7,243,992

Energy — 8.53%
17,140	Apache Corp.	1,787,359
19,600	EOG Resources, Inc.	1,753,416
34,850	Smith International, Inc.	2,043,604
65,330	Weatherford International Ltd.*	1,642,397

		7,226,776

Financials — 6.46%
4,240	CME Group, Inc.	1,575,202
36,500	Northern Trust Corp.	2,635,300
22,230	State Street Corp.	1,264,443

		5,474,945

Health Care — 21.95%
24,800	Allergan, Inc.	1,277,199
15,700	C.R.Bard, Inc.	1,489,459
42,560	Express Scripts. Inc.*	3,141,779
41,230	Genzyme Corp.*	3,335,095
58,090	Medtronic, Inc.	2,910,309
45,780	Stryker Corp.	2,852,094
65,380	Thermo Fisher Scientific, Inc.*	3,595,900

		18,601,835

Industrials — 14.29%
47,700	Danaher Corp.	3,310,380
59,100	Fastenal Co.	2,918,949
49,800	Illinois Tool Works, Inc.	2,213,610
17,290	Precision Castparts Corp.	1,362,106
38,350	United Technologies Corp.	2,303,301

		12,108,346

Information Technology — 21.98%
84,100	Adobe Systems, Inc.*	3,319,427
18,560	Apple, Inc.*	2,109,259
96,680	Cisco Systems, Inc.*	2,181,101
50,500	Cognizant Technology Solutions Corp., Class A*	1,152,915
3,800	Google, Inc., Class A*	1,521,976
110,200	Microsoft Corp.	2,941,238
141,200	Oracle Corp.*	2,867,772
59,100	QUALCOMM, Inc.	2,539,527

		18,633,485

Materials — 5.64%
49,950	Ecolab, Inc.	2,423,574
32,900	Praxair, Inc.	2,360,246

		4,783,820

Total Common Stocks (Cost $81,839,894)		84,060,760

Investment Company — 0.47%
398,040	Wells Fargo Prime Investment Money Market Fund	398,040

Total Investment Company (Cost $398,040)		398,040

Principal Amount
Repurchase Agreement — 0.35%
$300,000	Barclays Capital, Inc. dated 9/30/08; due 10/1/08 at 2.20% with maturity value of $300,018 (fully collateralized by a Freddie Mac security, with maturity date of 3/15/11 at rate of 5.63%)	300,000

Total Repurchase Agreement (Cost $300,000)		300,000

Total Investments (Cost $82,537,934)(a) — 100.00%		84,758,800
Liabilities in excess of other assets — 0.00%		(1,522)

NET ASSETS — 100.00%		$84,757,278

*	Non-income producing security.
(a)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Mid Cap Growth Fund

September 30, 2008

Shares		Value
Common Stocks — 99.64%
Consumer Discretionary — 13.42%
63,000	Aeropostale, Inc.*	$2,022,930
34,000	GameStop Corp., Class A*	1,163,140
42,000	Life Time Fitness, Inc. *	1,313,340
161,000	LKQ Corp.*	2,732,170
46,000	O’Reilly Automotive, Inc.*	1,231,420
71,000	PetSmart, Inc.	1,754,410
38,310	Tractor Supply Co.*	1,610,936

		11,828,346

Consumer Staples — 6.40%
53,000	Alberto-Culver Co.	1,443,720
39,000	Chattem, Inc.*	3,049,020
38,000	Hansen Natural Corp.*	1,149,500

		5,642,240

Energy — 11.42%
30,000	Berry Petroleum Co., Class A	1,161,900
19,000	Core Laboratories NV	1,925,080
40,000	Drill-Quip, Inc.*	1,735,600
36,000	IHS, Inc., Class A*	1,715,040
21,000	Oceaneering International, Inc*	1,119,720
41,000	Smith International, Inc.	2,404,240

		10,061,580

Health Care — 19.96%
46,000	Charles River Laboratories International, Inc.*	2,554,380
24,000	Express Scripts, Inc.*	1,771,680
38,000	Henry Schein, Inc.*	2,045,920
55,000	Pharmaceutical Product Development, Inc.	2,274,250
39,000	Quest Diagnostics, Inc.	2,015,130
36,000	ResMed, Inc.*	1,548,000
57,000	Varian Medical Systems, Inc.*	3,256,410
72,000	VCA Antech, Inc.*	2,121,840

		17,587,610

Industrials — 25.63%
60,000	Actuant Corp. Class A	1,514,400
67,000	Barnes Group, Inc.	1,354,740
26,000	Bucyrus International, Inc.	1,161,680
59,000	Donaldson Co., Inc.	2,472,690
64,480	Expeditors International of Washington, Inc.	2,246,483
70,920	Fastenal Co.	3,502,739
40,000	Graco, Inc.	1,424,400
23,000	Huron Consulting Group, Inc.*	1,310,540
75,500	Knight Transportation, Inc.	1,281,235
57,000	Roper Industries, Inc.	3,246,720
52,000	Stericycle, Inc.*	3,063,320

		22,578,947

Information Technology — 14.60%
54,000	Amdocs Ltd.*	1,478,520
71,220	Ansys, Inc.*	2,697,101
50,000	Cognizant Technology Solutions Corp., Class A*	1,141,500
69,000	Dolby Laboratories, Inc., Class A*	2,428,110
58,000	FactSet Research Systems, Inc.	3,030,500
71,000	Microchip Technology, Inc.	2,089,530

		12,865,261

Materials — 8.21%
41,000	Airgas, Inc.	2,035,650
77,000	Albemarle Corp.	2,374,680
43,000	Greif, Inc., Class A	2,821,660

		7,231,990

Total Common Stocks (Cost $83,303,471)		87,795,974

Investment Company — 0.44%
385,364	Wells Fargo Prime Investment Money Market Fund	385,364

Total Investment Company (Cost $385,364)		385,364

Principal Amount
Repurchase Agreement — 0.22%
$200,000	Barclays Capital, Inc. dated 9/30/08; due 10/1/08 at 2.20% with maturity value of $200,012 (fully collateralized by a Freddie Mac security, with maturity date of 3/15/11 at rate of 5.63%)	200,000

Total Repurchase Agreement (Cost $200,000)		200,000

Total Investments (Cost $83,888,835)(a) — 100.30%		88,381,338
Liabilities in excess of other assets — (0.30)%		(267,154)

NET ASSETS — 100.00%		$88,114,184

*	Non-income producing security.
(a)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack SMID Cap Growth Fund

September 30, 2008

Shares		Value
Common Stocks — 98.28%
Consumer Discretionary — 12.33%
3,700	Aeropostale, Inc.*	$118,807
2,200	Buffalo Wild Wings, Inc.*	88,528
2,600	GameStop Corp., Class A*	88,946
9,200	LKQ Corp.*	156,124
4,300	PetSmart, Inc.	106,253
2,200	Tractor Supply Co.*	92,510

		651,168

Consumer Staples — 6.35%
4,300	Alberto-Culver Co.	117,132
1,900	Chattem, Inc.*	148,542
2,300	Hansen Natural Corp.*	69,575

		335,249

Energy — 12.01%
3,050	Berry Petroleum Co., Class A	118,127
800	Core Laboratories NV	81,056
1,800	Dril-Quip, Inc.*	78,102
3,200	IHS, Inc., Class A	152,448
1,200	Oceaneering International, Inc.*	63,984
2,400	Smith International, Inc.	140,736

		634,453

Financials — 1.94%
3,100	Raymond James Financial, Inc.	102,238

Health Care — 23.28%
5,000	Catalyst Health Solutions, Inc.*	130,600
2,700	Charles River Laboratories International, Inc.*	149,931
3,000	Express Scripts, Inc.*	221,460
2,200	Henry Schein, Inc.*	118,448
1,700	IDEXX Laboratories, Inc.*	93,160
2,900	MWI Veterinary Supply, Inc.*	113,941
3,500	Pharmaceutical Product Development, Inc.	144,725
2,600	Varian Medical Systems, Inc.*	148,538
3,700	VCA Antech, Inc.*	109,039

		1,229,842

Industrials — 18.93%
4,500	Actuant Corp., Class A	113,580
2,300	Donaldson Co., Inc.	96,393
3,900	Expeditors International of Washington, Inc.	135,876
3,000	Fastenal Co.	148,170
5,700	Hill International., Inc.*	78,945
1,500	Huron Consulting Group, Inc.*	85,470
3,000	Roper Industries, Inc.	170,880
2,900	Stericycle, Inc.*	170,839

		1,000,153

Information Technology — 18.28%
4,000	Ansys, Inc.*	151,480
4,200	Cognizant Technology Solutions Corp., Class A*	95,886
1,700	Comtech Telecommunications Corp.*	83,708
6,100	Cybersource Corp.*	98,271
4,100	Diodes, Inc.*	75,645
3,200	Dolby Laboratories, Inc., Class A*	112,608
3,000	FactSet Research Systems, Inc.	156,750
3,200	Microchip Technology, Inc.	94,176
2,800	Open Text Corp.*	96,824

		965,348

Materials — 5.16%
1,500	Airgas, Inc.	74,475
2,600	Albemarle Corp.	80,184
1,800	Greif, Inc., Class A	118,116

		272,775

Total Common Stocks (Cost $5,250,983)		5,191,226

Investment Company — 2.01%
106,328	Wells Fargo Prime Investment Money Market Fund	106,328

Total Investment Company (Cost $106,328)		106,328

Total Investments (Cost $5,357,311)(a) — 100.29%		5,297,554
Liabilities in excess of other assets — (0.29)%		(15,377)

NET ASSETS — 100.00%		$5,282,177

*	Non-income producing security.
(a)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Enterprise Fund

September 30, 2008

Shares		Value
Common Stocks — 95.69%
Consumer Discretionary — 18.86%
275,000	Benihana, Inc., Class A*	$1,265,000
170,250	Cache, Inc.*	1,169,617
688,000	Casual Male Retail Group, Inc.*	2,703,840
143,000	Mac-Gray Corp.*	1,501,500
59,900	McCormick & Schmick’s Seafood Restaurants Inc.*	583,426
439,291	Movado Group, Inc.	9,818,154
202,900	Regent Communications, Inc.*	178,552
408,000	Steinway Musical Instruments*	11,554,560
280,000	Tefron Ltd.	518,000
319,100	Universal Electronics, Inc.*	7,971,118

		37,263,767

Consumer Staples — 0.13%
500,000	NutraCea*	257,500

Energy — 2.72%
49,300	Goodrich Petroleum Corp.*	2,148,987
48,000	Gulf Island Fabrication, Inc.	1,654,560
40,000	OYO Geospace Corp.*	1,571,200

		5,374,747

Financials — 8.93%
301,300	Asta Funding, Inc.	2,112,113
96,900	Boston Private Financial Holdings, Inc.	846,906
82,009	Capital Corp. of the West	324,756
105,259	CoBiz Financial, Inc.	1,264,160
70,000	Compass Diversified Holdings	975,800
92,157	Dearborn Bancorp, Inc.*	456,177
108,800	Firstcity Financial Corp.*	579,904
39,096	Hanmi Financial Corp.	197,435
131,280	Harrington West Financial Group, Inc.	557,940
94,626	Mercantile Bank Corp.	755,115
115,389	MetroCorp Bancshares, Inc.	1,384,668
120,700	National Interstate Corp.	2,900,421
65,374	Northrim BanCorp, Inc.	1,072,134
90,666	Sanders Morris Harris Group, Inc.	784,261
169,900	SWS Group, Inc.	3,425,184

		17,636,974

Health Care — 11.12%
230,832	HMS Holdings Corp.*	5,530,735
60,000	Kensey Nash Corp.*	1,887,600
86,900	Landauer, Inc.	6,321,975
175,100	Meridian Bioscience, Inc.	5,084,904
175,100	Omrix Biopharmaceuticals, Inc.*	3,141,294

		21,966,508

Industrials — 20.26%
420,870	Allied Defense Group, Inc. (The)*	2,584,142
54,400	AZZ, Inc.*	2,250,528
480,000	C&D Technologies, Inc.*	2,726,400
296,725	Columbus McKinnon Corp.	6,993,809
120,200	Ennis, Inc.	1,858,292
29,300	Gehl Co.*	862,299
63,700	Hardinge, Inc.	808,990
30,000	Hurco Cos, Inc.*	887,100
489,400	LaBarge, Inc.*	7,370,364
158,100	NN, Inc.	2,031,585
42,200	Old Dominion Freight Line, Inc.*	1,195,948
115,000	Orion Marine Group, Inc.*	1,206,350
250,000	PGT, Inc.*	757,500
60,589	Rush Enterprises, Inc., Class A*	775,539
185,578	Standard Parking Corp.*	4,123,543
137,900	Sun Hydraulics Corp.	3,590,916

		40,023,305

Information Technology — 22.77%
194,700	Comtech Telecommunications Corp.*	9,587,028
410,000	DivX, Inc.*	2,652,700
415,372	Edgewater Technology, Inc.*	2,018,708
363,200	EMS Technologies, Inc.*	8,102,992
496,300	Hypercom Corp.*	1,975,274
163,000	Interactive Intelligence, Inc.*	1,470,260
360,000	Lionbridge Technologies, Inc.*	878,400
865,600	NIC, Inc.	5,972,640
241,490	NU Horizons Electronics Corp.*	965,960
246,511	Sonic Solutions, Inc.*	1,084,648
734,400	Spectrum Control, Inc.*	5,485,968
316,800	Tyler Technologies, Inc.*	4,805,856

		45,000,434

Materials — 8.37%
1,224,600	Birch Mountain Resources Ltd.*	104,091
624,900	Intertape Polymer Group, Inc.*	1,705,977
79,000	Koppers Holdings, Inc.	2,955,390
81,700	Landec Corp.*	669,123
344,500	Omnova Solutions, Inc.*	685,555
184,510	Penford Corp.	3,263,982
183,088	Universal Stainless & Alloy*	4,677,898
553,300	US Concrete, Inc.*	2,473,251

		16,535,267

Utilities — 2.53%
113,400	Central Vermont Public Service Corp.	2,658,096
89,800	Unitil Corp.	2,342,882

		5,000,978

Total Common Stocks (Cost $191,011,703)		189,059,480

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Enterprise Fund (cont.)

September 30, 2008

Shares		Value
Exchange Traded Fund — 2.55%
142,000	SPDR KBW Regional Banking	$5,041,000

Total Exchange Traded Fund (Cost $4,992,850)		5,041,000

Investment Companies — 0.52%
87,700	First Financial Fund, Inc.	669,151
361,489	Wells Fargo Prime Investment Money Market Fund	361,489

Total Investment Companies (Cost $1,094,517)		1,030,640

Principal Amount
Repurchase Agreement — 1.47%		2,900,000

$2,900,000	Barclays Capital, Inc. dated 9/30/08; due 10/1/08 at 2.20% with maturity value of $2,900,177 (fully collateralized by a Freddie Mac Security, with maturity date of 3/15/11 at rate of 5.63%)
Total Repurchase Agreement (Cost $2,900,000)		2,900,000

Total Investments (Cost $199,999,070)(a) — 100.23%		198,031,120
Liabilities in excess of other assets — (0.23)%		(457,043)

NET ASSETS — 100.00%		$197,574,077

*	Non-income producing security.
(a)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Small Cap Core Fund

September 30, 2008

Shares		Value
Common Stocks — 96.11%
Consumer Discretionary — 16.99%
125,300	Casual Male Retail Group, Inc.*	$492,429
17,300	Dress Barn, Inc.*	264,517
19,100	Drew Industries, Inc.*	326,801
18,300	Jo-Ann Stores, Inc.*	383,934
7,150	Men’s Wearhouse, Inc. (The)	151,866
79,300	Movado Group, Inc.	1,772,355
10,025	Pool Corp.	233,883
78,100	Steinway Musical Instruments*	2,211,792
26,000	Steven Madden Ltd.*	644,280
23,700	True Religion Apparel, Inc.*	612,645
38,500	Universal Electronics, Inc.*	961,730

		8,056,232

Consumer Staples — 5.45%
22,000	Alberto-Culver Co.	599,280
40,700	Nash Finch Co.	1,754,984
27,000	Sally Beauty Holdings, Inc.*	232,200

		2,586,464

Energy — 3.39%
4,400	CARBO Ceramics, Inc.	206,440
21,300	Swift Energy Co.*	824,097
10,600	Tesco Corp.*	221,964
15,400	World Fuel Services Corp.	354,662

		1,607,163

Financials — 10.37%
41,500	Amerisafe, Inc.*	755,300
38,600	Asta Funding, Inc.	270,586
6,800	Cadence Financial Corp.	63,036
37,800	Colonial Bancgroup, Inc. (The)	297,108
77,900	Compass Diversified Holdings	1,085,926
13,725	Delphi Financial Group, Inc., Class A	384,849
32,900	KKR Financial Holdings LLC	209,244
9,200	ProAssurance Corp.*	515,200
28,000	SWS Group, Inc.	564,480
13,300	Thomas Weisel Partners Group, Inc.*	112,119
8,472	Trico Bancshares	182,402
74,800	UCBH Holdings, Inc.	479,468

		4,919,718

Health Care — 10.97%
23,800	Emergency Medical Services Corp., Class A*	711,144
20,800	Invacare Corp.	502,112
21,200	Inverness Medical Innovations, Inc.*	636,000
32,400	Omrix Biopharmaceuticals, Inc.*	581,256
83,775	PSS World Medical, Inc.*	1,633,613
23,300	West Pharmaceutical Services, Inc.	1,137,506

		5,201,631

Industrials — 23.45%
21,100	AZZ, Inc.*	872,907
120,800	C&D Technologies, Inc.*	686,144
14,800	Carlisle Cos., Inc.*	443,556
4,700	Chart Industries, Inc.*	134,232
59,300	Columbus McKinnon Corp.*	1,397,701
17,000	Forward Air Corp.	462,910
10,200	Franklin Electric Co., Inc.	454,410
41,200	Gardner Denver, Inc.*	1,430,464
16,800	Gehl Co.*	494,424
27,700	Insteel Industries, Inc.	376,443
138,500	Interface, Inc., Class A	1,574,745
35,800	Manitowoc Co., Inc. (The)	556,690
6,800	NCI Building Systems, Inc.*	215,900
34,700	Sun Hydraulics Corp.	903,588
10,600	Tennant Co.	363,156
14,700	Wabtec Corp.	753,081

		11,120,351

Information Technology — 16.36%
68,200	Aspen Technology, Inc.*	866,140
40,200	Comtech Telecommunications Corp.*	1,979,448
22,300	Daktronics, Inc.	371,518
62,000	EMS Technologies, Inc.*	1,383,220
146,000	Skyworks Solutions, Inc.*	1,220,560
47,200	Sonic Solutions, Inc.*	207,680
117,100	Spectrum Control, Inc.*	874,737
11,000	Technitrol, Inc.	162,690
62,400	Xyratex Ltd.*	694,512

		7,760,505

Materials — 6.31%
9,800	Arch Chemicals, Inc.	345,940
10,600	HB Fuller Co.	221,222
40,200	Hercules, Inc.	795,558
59,900	Intertape Polymer Group, Inc.*	163,527
20,700	Koppers Holdings, Inc.	774,387
2,200	Rock-Tenn Co., Class A	87,956
23,700	Universal Stainless & Alloy*	605,535

		2,994,125

Telecommunication Services — 1.87%
63,100	Premiere Global Services, Inc.*	887,186

Utilities — 0.95%
10,000	Energen Corp.	452,800

Total Common Stocks (Cost $41,336,785)		45,586,175

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Small Cap Core Fund (cont.)

September 30, 2008

Shares		Value
Investment Companies — 1.80%
62,800	First Financial Fund, Inc.	$479,164
375,295	Wells Fargo Prime Investment Money Market Fund	375,295

Total Investment Companies (Cost $967,503)		854,459

Principal Amount
Repurchase Agreement — 2.74%
$1,300,000	Barclays Capital, Inc. dated 9/30/08; due 10/1/08 at 2.20% with maturity value of $1,300,079 (fully collateralized by a Freddie Mac security, with maturity date of 3/15/11 at rate of 5.63%)	1,300,000

Total Repurchase Agreement (Cost $1,300,000)		1,300,000

Total Investments (Cost $43,604,288)(a) — 100.65%		47,740,634
Liabilities in excess of other assets — (0.65)%		(308,963)

NET ASSETS — 100.00%		$47,431,671

*	Non-income producing security.
(a)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Value Fund

September 30, 2008

Shares		Value
Common Stocks — 97.71%
Consumer Discretionary — 7.96%
191,570	Comcast Corp., Class A	$3,760,519
88,455	General Motors Corp.	835,900
96,480	Home Depot, Inc.	2,497,867
49,660	JC Penney Co., Inc.	1,655,664
19,445	VF Corp.	1,503,293
118,875	Walt Disney Co. (The)	3,648,274

		13,901,517

Consumer Staples — 8.79%
33,400	Avon Products, Inc.	1,388,438
56,765	Coca-Cola Co. (The)	3,001,733
104,206	Kraft Foods, Inc., Class A	3,412,747
51,040	Procter & Gamble Co.	3,556,978
66,680	Wal-Mart Stores, Inc.	3,993,465

		15,353,361

Energy — 15.94%
40,915	Apache Corp.	4,266,616
93,825	Chevron Corp.	7,738,686
40,635	Devon Energy Corp.	3,705,912
105,495	Exxon Mobil Corp.	8,192,742
42,190	Noble Energy, Inc.	2,345,342
25,500	Pride International, Inc.*	755,055
28,020	Valero Energy Corp.	849,006

		27,853,359

Financials — 27.65%
46,370	ACE Ltd.	2,510,008
20,720	Affiliated Managers Group, Inc.*	1,716,652
49,280	AON Corp.	2,215,629
100,300	Bank of America Corp.	3,510,500
91,600	BB&T Corp.	3,462,480
80,780	Charles Schwab Corp. (The)	2,100,280
159,101	Citigroup, Inc	3,263,161
34,210	Digital Realty Trust, Inc.	1,616,422
39,000	Equity Residential	1,731,990
17,485	Goldman Sachs Group, Inc. (The)	2,238,080
142,530	Hospitality Properties Trust	2,924,716
115,695	JPMorgan Chase & Co.	5,402,956
205,735	Keycorp	2,456,476
12,875	Lincoln National Corp.	551,179
66,860	Merrill Lynch & Co., Inc.	1,691,558
29,750	MetLife, Inc.	1,666,000
3,697	Reinsurance Group of America, Inc., Class B*	175,312
19,135	Simon Property Group, Inc.	1,856,095
37,255	Travelers Cos., Inc. (The)	1,683,926
69,600	US Bancorp	2,506,992
80,785	Wells Fargo & Co.	3,031,861

		48,312,273

Health Care — 11.58%
83,670	Abbott Laboratories	4,817,719
22,520	Amgen, Inc.*	1,334,760
36,655	Biogen Idec, Inc.*	1,843,380
48,740	Humana, Inc.*	2,008,088
65,550	Johnson & Johnson	4,541,304
95,965	Pfizer, Inc.	1,769,595
43,055	Quest Diagnostics, Inc.	2,224,652
36,325	WellPoint, Inc.*	1,698,920

		20,238,418

Industrials — 10.00%
9,535	Eaton Corp.	535,676
39,725	FMC Corp.	2,041,468
246,040	General Electric Co.	6,274,020
16,310	Lockheed Martin Corp.	1,788,718
52,680	Tyco International Ltd.	1,844,853
33,805	Union Pacific Corp.	2,405,564
42,915	United Technologies Corp.	2,577,475

		17,467,774

Information Technology — 1.88%
42,720	Hewlett-Packard Co.	1,975,373
184,675	Motorola, Inc.	1,318,579

		3,293,952

Materials — 3.04%
38,500	Celanese Corp., Series A	1,074,535
22,365	Freeport-McMoRan Copper & Gold, Inc.	1,271,450
127,690	Packaging Corp. of America	2,959,854

		5,305,839

Telecommunication Services — 5.52%
229,910	AT&T, Inc.,	6,419,087
24,400	Embarq Corp.	989,420
69,675	Verizon Communications, Inc.	2,235,871

		9,644,378

Utilities — 5.35%
182,495	Duke Energy Corp.	3,180,888
28,575	Edison International	1,140,142
34,015	Firstenergy Corp.	2,278,665
54,825	FPL Group, Inc.	2,757,698

		9,357,393

Total Common Stocks (Cost $165,832,685)		170,728,264

Investment Company — 0.22%
385,250	Wells Fargo Prime Investment Money Market Fund	385,250

Total Investment Company (Cost $385,250)		385,250

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Value Fund (cont.)

September 30, 2008

Principal Amount		Value
Repurchase Agreement — 1.38%
$2,400,000	Barclays Capital, Inc. dated 9/30/08; due 10/1/08 at 2.20% with maturity value of $2,400,147 (fully collateralized by a Freddie Mac security, with maturity date of 3/15/11 at rate of 5.63%)	$2,400,000

Total Repurchase Agreement (Cost $2,400,000)		2,400,000

Total Investments (Cost $168,617,935)(a) — 99.31%		173,513,514
Other assets in excess of liabilities — 0.69%		1,210,191

NET ASSETS — 100.00%		$174,723,705

*	Non-income producing security.
(a)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Microcap Value Fund

September 30, 2008

Shares		Value
Common Stocks — 94.74%
Consumer Discretionary — 19.54%
96,000	Adams Golf, Inc.*	$434,880
2,800	Allen Organ Co.*(a)	0
29,800	Ambassadors International, Inc.*	59,302
34,500	America’s Car-Mart, Inc.*	641,355
53,000	Arctic Cat, Inc.	484,950
60,000	Asbury Automotive Group, Inc.	691,200
40,000	Ashworth, Inc.*	134,400
70,000	ATC Technology Corp.*	1,661,800
65,000	Audiovox Corp., Class A*	609,050
90,000	Bakers Footwear Group. Inc.*	135,000
29,000	Bassett Furniture Industries, Inc.	247,950
48,000	Beazer Homes USA, Inc.*	287,040
69,000	Benihana, Inc., Class A*	317,400
69,000	Bluegreen Corp.*	476,790
45,000	Bon-Ton Stores, Inc. (The)	122,400
46,000	Books-A-Million, Inc.	230,000
15,127	Bowl America, Inc., Class A	200,887
43,000	Brookfield Homes Corp.	617,480
72,000	Build-A-Bear Workshop. Inc.*	524,160
44,000	Carriage Services, Inc.*	154,000
61,000	Charlotte Russe Holding, Inc.*	625,250
42,010	Chromcraft Revington, Inc.*	54,613
45,000	Cobra Electronics Corp.	106,200
110,000	Comstock Homebuilding Cos., Inc., Class A*	26,400
23,000	Core-Mark Holding Co., Inc.*	574,770
84,000	Cost Plus, Inc.*	163,800
99,000	Craftmade International, Inc.	369,270
32,000	CSS Industries, Inc.	823,680
42,000	Delta Apparel, Inc.*	350,700
56,000	Dixie Group, Inc.*	411,600
40,000	Dorman Products, Inc.*	501,200
17,500	Duckwall-ALCO Stores, Inc.*	258,300
84,000	Emmis Communications Corp., Class A*	81,480
41,000	Entercom Communications Corp., Class A	205,820
117,000	Finish Line, Inc. (The), Class A	1,168,830
48,000	Finlay Enterprises, Inc.*	10,560
56,000	Flexsteel Industries	579,040
67,000	Fred’s, Inc., Class A	952,740
53,000	Furniture Brands International, Inc.	557,560
36,000	Gaiam, Inc., Class A*	381,600
85,000	Golfsmith International Holdings, Inc.*	226,950
59,000	Gottschalks, Inc.*	84,370
24,000	Group 1 Automotive, Inc.	521,520
26,000	Hampshire Group Ltd.*	192,400
106,000	Handleman Co.*	185,500
78,300	Hartmarx Corp.*	146,421
89,000	Hastings Entertainment, Inc.*	515,310
61,750	Haverty Furniture Cos., Inc.	706,420
27,000	Helen of Troy Ltd.*	614,790
31,000	Hooker Furniture Corp.	550,250
131,000	HOT Topic, Inc.*	865,910
135,000	Interstate Hotels & Resorts, Inc.*	317,250
75,000	Isle of Capri Casinos, Inc.*	676,500
15,000	J Alexander’s Corp.	81,000
73,000	Jakks Pacific, Inc.*	1,818,430
29,000	Johnson Outdoors, Inc., Class A	365,400
25,000	JOS A. Bank Clothiers, Inc.*	840,000
82,000	Journal Communications, Inc., Class A	400,160
102,000	Journal Register Co.*	714
58,310	Lakeland Industries, Inc.*	752,199
22,000	Landry’s Restaurants, Inc.	342,100
95,270	Lazare Kaplan International, Inc.*	733,579
100,000	La-Z-Boy, Inc.	932,000
48,000	Lee Enterprises, Inc	168,000
31,000	Lifetime Brands, Inc	302,250
77,000	LIN TV Corp., Class A*	397,320
25,000	Lithia Motors, Inc., Class A	107,750
91,000	Luby’s, Inc.*	731,640
37,800	M/I Homes, Inc.	861,084
36,000	Mac-Gray Corp.*	378,000
28,000	Marcus Corp.	450,240
43,000	MarineMax, Inc.*	310,890
64,000	McCormick & Schmick’s Seafood Restaurants, Inc.*	623,360
7,500	McRae Industries, Inc., Class A	130,875
26,000	Media General, Inc., Class A	323,180
38,000	Meritage Homes Corp.*	938,600
21,300	Mestek, Inc.*	197,025
39,000	Modine Manufacturing Co.	564,720
50,000	Monaco Coach Corp.	97,500
56,250	Monro Muffler, Inc.	1,297,125
82,000	Morton’s Restaurant Group, Inc.*	415,740
43,000	Mothers Work, Inc.*	596,840
69,400	Movado Group, Inc.	1,551,090
18,300	Nobel Learning Communities, Inc.*	290,970
10,300	Nobility Homes, Inc.	166,860
32,000	O’Charleys, Inc.	280,000
41,000	Orleans Homebuilders, Inc.	166,050
29,000	Oxford Industries, Inc.	749,070
60,000	Palm Harbor Homes, Inc.*	594,600
36,750	Perry Ellis International, Inc.*	547,942
135,000	Point.360*	197,100
71,000	Pomeroy IT Solutions, Inc.*	320,210
90,600	Radio One, Inc., Class D*	67,950
34,000	RC2 Corp.*	680,000
56,000	Red Lion Hotels Corp.*	449,120
37,550	Rex Stores Corp.*	433,702
40,000	Rocky Brands, Inc.*	133,200
85,000	Ruby Tuesday, Inc.*	492,150
11,300	S&K Famous Brands, Inc.*	16,950
80,000	Saga Communications, Inc., Class A*	456,000
45,150	Salem Communications Corp., Class A*	56,438

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Microcap Value Fund (cont.)

September 30, 2008

Shares		Value
90,000	Shiloh Industries, Inc.	$760,500
36,000	Shoe Carnival, Inc.*	589,680
131,000	Source Interlink Cos., Inc.*	136,240
31,500	Sport Chalet, Inc., Class A*	77,490
4,500	Sport Chalet, Inc., Class B*	12,375
49,000	Stage Stores, Inc.	669,340
89,000	Standard Motor Products, Inc.	553,580
55,000	Steak N Shake Co. (The)*	477,400
111,000	Stein Mart, Inc.	434,010
26,000	Steinway Musical Instruments*	736,320
103,000	Stewart Enterprises, Inc., Class A	809,580
66,000	Stoneridge, Inc.*	742,500
17,000	Strattec Security Corp.	449,140
30,000	Superior Industries International, Inc.	574,800
43,000	Syms Corp.*	580,930
72,000	Systemax, Inc.	1,012,320
15,000	Tandy Brands Accessories, Inc.	71,250
49,490	Tarragon Corp.*	13,362
50,000	TOUSA, Inc.*	3,500
150,000	Trans World Entertainment Corp.*	426,000
50,000	Tuesday Morning Corp.*	206,500
22,000	Walking Co. Holdings, Inc. (The)*	118,360
35,900	WCI Communities, Inc.*	7,180
75,080	Westwood One, Inc.*	41,294
33,400	Weyco Group, Inc.	1,117,898
10,600	Woodbridge Holdings Corp.*	29,786

		55,295,506

Consumer Staples — 5.41%
73,000	American Italian Pasta Co., Class A*	1,211,800
42,800	Andersons, Inc. (The)	1,507,416
9,300	Cagle’s, Inc., Class A*	35,805
94,000	Central Garden and Pet Co.*	552,720
36,000	Chiquita Brands International, Inc.*	569,160
110,000	Craft Brewers Alliance, Inc.*	399,300
83,000	Elizabeth Arden, Inc.*	1,629,290
42,000	Farmer Bros. Co.	1,044,540
67,000	Ingles Markets, Inc., Class A	1,529,610
44,000	MGP Ingredients, Inc.	124,960
143,000	ML Macadamia Orchards LP	486,200
35,000	Nash Finch Co.	1,509,200
84,000	National Beverage Corp.*	745,080
69,000	Omega Protein Corp.*	811,440
54,000	Prestige Brands Holdings, Inc.*	479,520
24,575	Sanderson Farms, Inc.	902,885
52,000	Spartan Stores, Inc.	1,293,760
76,450	Spectrum Brands, Inc.*	106,266
91,000	Tasty Baking Co.	375,830

		15,314,782

Energy — 4.95%
119,000	Aventine Renewable Energy Holdings, Inc.*	376,040
119,000	Brigham Exploration Co.*	1,307,810
44,000	Bronco Drilling Co., Inc.*	449,680
40,000	Callon Petroleum Co.*	721,200
39,000	Calumet Specialty Products Partners LP	480,650
31,000	Constellation Energy Partners LLC	355,880
48,000	Edge Petroleum Corp.*	85,920
40,603	Enbridge Energy Management LLC*	1,700,048
19,000	EV Energy Partner LP	361,000
98,000	Harvest Natural Resources, Inc.*	991,760
61,000	HKN, Inc.*	480,680
47,000	Knightsbridge Tankers Ltd.	1,244,090
40,000	Lufkin Industries, Inc.	3,174,000
106,000	Newpark Resources, Inc.*	773,800
14,600	PHI, Inc.*	512,460
20,000	PHI, Inc., Non voting*	738,600
78,570	VeraSun Energy Corp.*	245,924

		14,000,542

Financials — 18.72%
70,000	21st Century Holding Co.	368,200
50,000	ACA Capital Holdings, Inc.*	4,500
68,000	Advanta Corp., Class A	335,240
40,000	Affirmative Insurance Holdings, Inc.	126,400
71,000	AmCOMP, Inc.*	823,600
105,000	American Equity Investment Life Holding Co.	787,500
75,000	American Independence Corp.*	500,250
19,000	American Safety Insurance Holdings Ltd.*	287,090
30,000	Ameris Bancorp	445,500
92,000	Asta Funding, Inc.	644,920
16,000	Avatar Holdings, Inc.*	528,000
21,000	Baldwin & Lyons, Inc., Class B	503,370
14,500	Bancinsurance Corp.*	86,275
45,000	BankUnited Financial Corp., Class A	34,200
31,000	Banner Corp.	372,310
100,000	Beverly Hills Bancorp, Inc.	122,000
91,000	Bimini Capital Management, Inc., Class A REIT*	15,015
52,000	California First National Bancorp	519,480
21,000	Camco Financial Corp.	203,910
5,200	Capital Southwest Corp.	738,660
38,000	Capitol Bancorp Ltd.	740,620
25,000	Citizens South Banking Corp.	175,750
48,150	Citizens, Inc.*	395,793
133,000	Consumer Portfolio Services*	305,900
43,000	Cowen Group, Inc.*	367,650
97,821	Crawford & Co., Class B*	1,486,879
41,500	Deerfield Capital Corp. REIT	26,975
65,777	Donegal Group, Inc., Class A	1,192,537
12,444	Donegal Group, Inc., Class B	209,059
75,040	Dynex Capital, Inc. REIT	589,064
31,000	EMC Insurance Group, Inc.	913,880
95,000	First Cash Financial Services, Inc.*	1,425,000
40,000	First Financial Corp.	1,879,200

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Microcap Value Fund (cont.)

September 30, 2008

Shares		Value
54,000	First Merchants Corp.	$1,231,200
14,000	First Pactrust Bancorp, Inc.	173,600
38,000	First Place Financial Corp.	488,300
42,000	First State Bancorp	224,280
25,000	Firstcity Financial Corp.*	133,250
66,000	Flagstar Bancorp, Inc.	196,680
60,660	FNB Corp.	969,347
45,000	FNB United Corp.	328,950
27,000	FPIC Insurance Group, Inc.*	1,387,530
62,000	Franklin Bank Corp.*	30,380
109,000	Fremont General Corp.*	10,900
2,250	FRMO Corp.*	9,000
55,000	Gateway Financial Holdings, Inc.	294,250
45,000	Gladstone Investment Corp.	309,600
108,000	Guaranty Bancorp*	658,800
87,220	Hanover Capital Mortgage Holdings, Inc. REIT*	14,723
63,000	Hercules Technology Growth Capital, Inc.	611,100
38,000	HF Financial Corp.	494,000
36,000	Independence Holding Co.	415,800
13,000	Indiana Community Bancorp	193,700
17,000	Infinity Property & Casualty Corp.	700,400
31,000	Intervest Bancshares Corp., Class A	236,530
8,300	Investors Title Co.	332,000
24,000	Jefferson Bancshares, Inc.	224,400
17,000	Kansas City Life Insurance Co.	782,000
56,930	LaBranche & Co., Inc.	256,185
11,000	LSB Corp.	117,150
53,000	Marlin Business Services Corp.*	449,440
37,000	Mass Financial Corp., Class A*	166,500
108,000	MCG Capital Corp.	282,960
138,751	Meadowbrook Insurance Group, Inc.	979,579
62,000	Medallion Financial Corp.	649,140
43,000	Mercer Insurance Group, Inc.	690,580
136,000	MicroFinancial, Inc.	539,920
12,000	MutualFirst Financial, Inc.	117,120
5,300	National Security Group, Inc.	72,398
6,000	National Western Life Insurance Co., Class A	1,452,420
36,400	Navigators Group, Inc.*	2,111,200
43,000	NGP Capital Resources Co.	626,510
90,000	Nicholas Financial, Inc.*	455,400
16,000	NYMAGIC, Inc.	404,000
18,000	Pacific Mercantile Bancorp	115,560
50,000	Patriot Capital Funding, Inc.	318,500
104,830	Paulson Capital Corp.*	235,867
29,000	Peoples Bancorp, Inc.	631,330
65,000	PMA Capital Corp., Class A*	573,300
37,900	PMC Commercial Trust REIT	276,670
40,000	Presidential Life Corp.	631,600
39,000	Prospect Capital Corp.	499,590
19,000	Provident Financial Holdings, Inc.	167,200
89,000	Reis, Inc*	516,200
49,000	Resource America, Inc., Class A	465,500
17,000	Safety Insurance Group, Inc.	644,810
50,000	Sanders Morris Harris Group, Inc.	432,500
42,000	SeaBright Insurance Holdings, Inc*	546,000
37,000	Simmons First National Corp., Class A	1,317,200
32,000	Southern Community Financial Corp.	152,000
98,000	Specialty Underwriters’ Alliance, Inc.*	483,140
47,000	Stewart Information Services Corp.	1,398,250
45,999	Stifel Financial Corp.*	2,295,350
74,000	SWA Reit and Investments Ltd*(a)	29,600
73,500	SWS Group, Inc.	1,481,760
54,000	TierOne Corp.	277,020
24,000	Triad Guaranty, Inc.*	38,160
68,000	Unico American Corp.*	557,600
97,000	United Community Financial Corp.	485,000
128,00	United PanAm Financial Corp.*	471,040
19,000	United Western Bancorp, Inc.	237,500
66,000	Willow Financial Bancorp, Inc.	603,240
4,600	Zigler Cos., Inc. (The)*	117,300

		52,974,736

Health Care — 5.18%
31,000	Air Methods Corp.*	877,610
54,000	Albany Molecular Research, Inc.*	976,860
128,000	Allied Healthcare International, Inc.*	243,200
131,000	Allion Healthcare, Inc.*	779,450
11,000	American Shared Hospital Services*	21,120
46,000	Angiodynamics, Inc.*	726,800
92,000	BioScrip, Inc.*	274,160
61,000	Cantel Medical Corp.*	586,820
67,000	Cardiac Science Corp.*	694,120
26,000	Conmed Corp.*	832,000
46,000	Cross Country Healthcare, Inc.*	749,340
76,970	Hanger Orthopedic Group, Inc.*	1,343,127
82,000	HealthTronics, Inc.*	239,440
20,313	IntegraMed America, Inc.*	144,222
28,000	Invacare Corp.	675,920
7,100	Kewaunee Scientific Corp.	79,875
30,000	Lannett Co., Inc.*	69,000
31,000	Medcath Corp.*	555,520
84,000	Medical Staffing Network Holdings, Inc.*	138,600
19,000	Mediware Information Systems*	104,690
42,000	National Dentex Corp.*	256,200
42,000	PDI, Inc.*	333,480
30,000	PharmaNet Development Group, Inc.*	216,600
43,000	PharMerica Corp.*	967,070
49,000	RehabCare Group, Inc.*	886,900
62,000	Res-Care, Inc.*	1,124,680
13,888	SXC Health Solutions Corp.*	211,792

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Microcap Value Fund (cont.)

September 30, 2008

Shares		Value
29,000	Synovis Life Techonologies, Inc*	$545,780

		14,654,376

Industrial — 20.34%
67,839	Aceto Corp.	650,576
24,000	Alamo Group, Inc.	409,200
125,000	Allied Motion Techonologies, Inc.*	651,250
44,000	Altra Holdings, Inc.*	649,440
15,000	Amrep Corp.*	636,150
28,000	AZZ, Inc.*	1,158,360
85,000	Beacon Roofing Supply, Inc.*	1,327,700
103,000	Builders FirstSource, Inc.*	616,970
29,000	Building Materials Holding Corp.	13,630
34,800	Cascade Corp.	1,524,588
95,000	Celadon Group, Inc.*	1,089,650
2,800	Chicago Rivet & Machine Co.	55,300
45,000	CIRCOR International, Inc.	1,954,350
41,000	Commercial Vehicle Group, Inc.*	291,510
40,000	Compx International, Inc.	220,400
39,000	Consolidated Graphics, Inc.*	1,182,870
37,000	Cornell Cos., Inc.*	1,005,660
29,000	Ducommun, Inc.	692,520
14,700	Eastern Co. (The)	198,450
11,880	Ecology and Environment, Inc., Class A	116,424
60,000	Encore Wire Corp.	1,086,600
62,000	Ennis, Inc.	958,520
20,000	EnPro Industries, Inc.*	743,200
39,000	Espey Manufacturing & Electronics Corp.	715,650
62,000	Excel Maritime Carriers Ltd.	934,960
41,600	Exponent, Inc.*	1,376,544
120,000	Expresslet Holdings, Inc.	22,800
79,000	Frozen Food Express Industries	427,390
21,000	G&K Services, Inc., Class A	694,050
24,900	Gehl Co.*	732,807
80,000	Gibraltar Industries, Inc.	1,496,800
47,000	Griffon Corp.*	423,940
25,750	Hardinge, Inc.	327,025
43,000	Harley Industries, Inc.*	735,300
31,000	Houston Wire & Cable Co.	532,270
118,000	Huttig Building Products, Inc.*	246,620
65,000	ICT Group,Inc.*	523,250
54,000	Insituform Technologies, Inc., Class A*	807,840
43,350	International Shipholding Corp.*	949,365
19,000	Jinpan International Ltd.	447,830
12,000	Key Technology, Inc.*	284,400
76,000	Kforce, Inc.*	775,960
74,000	KHD Humboldt Wedag International Ltd.*	1,419,320
55,000	Kimball International, Inc., Class B	594,000
37,000	Ladish Co., Inc.*	749,250
64,000	LECG Corp.*	516,480
38,000	LS Starrett Co., Class A	700,340
51,750	LSI Industries, Inc.	427,973
66,000	Lydall, Inc.*	635,580
58,000	Mair Holdings Escrow Shares(a)	86,420
58,875	Marten Transport Ltd.*	1,148,651
72,000	Mesa Air Group, Inc.*	23,760
44,117	Met-Pro Corp.	643,672
23,800	Michael Baker Corp.*	828,240
59,000	Miller Industries, Inc.*	437,190
85,000	Nashua Corp.*	682,550
21,000	NCI Building Systems, Inc.*	666,750
63,000	NN, Inc.	809,550
18,800	Northwest Pipe Co.*	820,056
106,000	On Assignment, Inc.*	835,280
33,100	PAM Transportation Services, Inc.*	362,445
41,000	Park-Ohio Holdings Corp.*	733,490
43,160	Patrick Industries, Inc.*	234,790
65,000	PeopleSupport, Inc.*	759,850
99,000	RCM Technologies, Inc.*	172,260
84,000	Robbins & Myers, Inc.	2,598,120
55,500	Rush Enterprises, Inc., Class A*	710,400
21,000	School Specialty, Inc.*	654,990
13,800	SL Industries, Inc.*	182,850
78,000	Spherion Corp.*	379,860
32,000	Standex International Corp.	888,000
41,000	Superior Uniform Group, Inc.	427,220
64,260	Supreme Industries, Inc., Class A	195,993
56,000	Sypris Solutions, Inc.	90,160
52,000	TRC Cos., Inc.*	161,720
34,000	Tredegar Corp.	604,860
88,000	Trex Co., Inc.*	1,593,680
21,000	United Capital Corp.*	556,290
21,000	Universal Forest Products, Inc.	733,110
28,000	USA Truck, Inc.*	446,600
38,000	Vitran Corp., Inc.*	511,860
44,000	Volt Information Sciences, Inc.*	395,120
85,000	Wabash National Corp.	803,250
102,000	WCA Waste Corp.*	478,380
150,000	Westaff, Inc.*	54,000
125,000	Willdan Group, Inc.*	343,750
68,000	Willis Lease Finance Corp.*	759,560

		57,545,789

Information Technology — 10.72%
120,000	Acorn Energy, Inc.*	442,800
55,000	Actel Corp.*	686,400
100,000	Advanced Analogic Technologies, Inc.*	465,000
41,000	Agilysys, Inc.	413,690
59,000	Anaren, Inc.*	598,850
125,000	Axcelis Technologies, Inc.*	212,500
83,300	Bell Microproducts, Inc.*	149,940
14,000	Black Box Corp.	483,420
49,200	CalAmp Corp.*	64,944
85,000	Cascade Microtech, Inc.*	359,550
57,090	Catapult Communications Corp.*	274,603

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Microcap Value Fund (cont.)

September 30, 2008

Shares		Value
77,000	Ciber, Inc.*	$538,230
115,000	Comarco, Inc.*	151,800
23,000	Communications Systems, Inc.	244,720
73,000	Cyberoptics Corp.*	688,390
25,582	DG FastChannel, Inc.*	560,758
75,000	Digi International, Inc.*	765,000
36,000	DSP Group, Inc.*	275,400
77,000	Dynamics Research Corp.*	591,360
85,000	Edgewater Technology, Inc.*	413,100
131,000	EF Johnson Technologies, Inc.*	163,750
70,000	Electro Rent Corp.	940,100
39,000	Electro Scientific Industries, Inc.*	554,580
77,000	ePlus, Inc.*	839,300
39,000	Exar Corp.*	298,740
64,000	GSI Group, Inc.*	225,920
24,000	GTSI Corp.*	150,480
120,000	Hurray! Holding Co. Ltd. ADR*	330,000
28,000	Hutchinson Technology, Inc.*	324,240
123,000	InfoGROUP, Inc.	813,030
32,000	Infospace, Inc.	347,200
70,000	Integral Systems, Inc.*	1,453,900
110,375	Integrated Silicon Solution, Inc.*	254,966
90,000	Jupitermedia Corp.*	104,400
87,000	KEMET Corp.*	118,320
48,000	Keynote Systems, Inc.*	636,000
61,000	LeCroy Corp.*	469,090
21,000	Magal Security Systems Ltd.*	183,750
35,000	Measurement Specialties, Inc.*	610,400
51,000	MedQuist, Inc.	244,290
100,000	Merix Corp.*	128,000
104,000	Methode Electronics, Inc.	929,760
50,000	Newport Corp.*	539,000
60,000	NU Horizons Electronics Corp.*	240,000
48,000	Oplink Communications, Inc.*	579,360
40,000	Opnet Technologies, Inc.*	487,200
123,000	Optical Cable Corp.*	510,450
82,000	PC Connection, Inc.*	548,580
37,000	PDF Solutions, Inc.*	192,400
76,000	Pegasystems, Inc.	981,160
90,000	Perceptron, Inc.*	491,400
140,000	Performance Technologies, Inc.*	613,200
37,930	Photronics, Inc.*	71,308
67,000	Planar Systems, Inc.*	170,180
28,000	Retalix Ltd.*	340,760
47,000	Richardson Electronics Ltd.	291,400
29,000	Rudolph Technologies, Inc.*	243,020
76,000	Semitool, Inc.*	621,680
70,000	Sigmatron International, Inc.*	343,000
46,000	Startek, Inc.*	295,320
27,000	SYNNEX Corp.*	603,180
70,560	TechTeam Global, Inc.*	523,555
21,000	Tessco Technologies, Inc.*	268,800
98,000	Tier Technologies, Inc., Class B*	728,140
120,000	Ulticom, Inc.*	780,000
46,000	Vignette Corp.*	494,040
97,000	White Electronic Designs Corp.*	485,000
100,000	WPCS International, Inc.*	408,000

		30,350,804

Materials — 4.88%
70,200	American Pacific Corp.*	916,812
12,000	ASA Ltd.	668,160
37,000	Blue Earth Refineries, Inc.*	64,750
107,000	Buckeye Technologies, Inc.*	876,330
38,000	Chesapeake Corp.*	25,460
18,000	Friedman Industries	119,700
29,000	Hawkins, Inc.	508,080
50,000	Headwaters, Inc.*	667,500
70,000	Innospec, Inc.	844,200
60,000	Material Sciences Corp.*	345,000
44,000	NewMarket Corp.	2,312,640
140,400	North American Palladium Ltd.*	297,648
23,000	Olympic Steel, Inc.	678,270
38,000	Penford Corp.	672,220
110,000	PolyOne Corp.*	709,500
34,000	Schulman (A), Inc.	672,520
30,000	Schweitzer-Mauduit International, Inc.	569,700
45,000	Spartech Corp.	445,500
26,000	Stepan Co.	1,418,820
16,000	Universal Stainless & Alloy*	408,800
88,610	US Concrete, Inc.*	396,087
3,200	Vulcan International Corp.	182,400

		13,800,097

Telecommunication Services — 0.39%
40,000	D&E Communications, Inc.	302,000
41,000	SureWest Communications	418,200
35,000	USA Mobility, Inc.*	385,000

		1,105,200

Utilities — 4.61%
44,000	American States Water Co.	1,694,001
47,054	California Water Service Group	1,811,579
29,000	Central Vermont Public Service Corp.	679,760
17,000	CH Energy Group, Inc.	740,690
15,700	Chesapeake Utilities Corp.	521,397
23,500	Connecticut Water Service, Inc.	680,325
9,000	Delta Natural Gas Co., Inc.	230,490
71,000	Empire District Electric Co. (The)	1,515,850
24,000	EnergySouth, Inc.	1,474,320
18,000	Florida Public Utilities Co.	232,200
4,900	Maine & Maritimes Corp.*	161,455
30,400	Middlesex Water Co.	531,088
6,500	RGC Resources, Inc.	183,885
52,800	SJW Corp.	1,582,416
45,644	Southwest Water Co.	581,961

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Microcap Value Fund (cont.)

September 30, 2008

Shares		Value
16,476	Unitil Corp.	$429,859

		13,051,276

Total Common Stocks (Cost $293,660,713)		268,093,108

Preferred Stock — 0.24%
3,534	Inverness Medical innovations, Inc.*	671,460

Total Preferred Stock (Cost $615,261)		671,460

Exchange Traded Funds — 2.02%
100,000	iShares Russell Microcap Index Fund	4,453,000
100,000	PowerShares Zacks Micro Cap Portfolio	1,258,000

Total Exchange Traded Funds (Cost $6,701,572)		5,711,000

Warrants — 0.00%
2,967	DEL Global Technologies Corp., Warrants, expire 03/28/09, strike $1.50*	148

Total Warrants (Cost $0)		148

Principal Amount
Corporate Bonds — 0.00%
$1,947	Trenwick America Corp.*(a)(b)	0
1,579	Trenwick America Corp.*(a)(b)	0

Total Corporate Bonds (Cost $0)		0

Shares
Investment Company — 0.12%
351,300	Wells Fargo Prime Investment Money Market Fund	351,300

Total Investment Company (Cost $351,300)		351,300

Principal Amount
Repurchase Agreement — 2.90%
$8,200,000	Barclays Capital, Inc. dated 9/30/08; due 10/1/08 at 2.20% with maturity value of $8,200,501 (fully collateralized by a Freddie Mac security, with maturity date of 3/15/11 at rate of 5.63%)	8,200,000

Total Repurchase Agreement (Cost $8,200,000)		8,200,000

Total Investments (Cost $309,528,846)(c) — 100.02%		283,027,016
Liabilities in excess of other assets — (0.02)%		(43,914)

NET ASSETS — 100.00%		$282,983,102

*	Non-income producing security.
(a)	Security delisted or issuer in bankruptcy.
(b)	Fair valued security under procedures established by the Fund’s Board of Trustees.
(c)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR – American Depository Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2008

	Tamarack Large Cap Growth Fund	Tamarack Mid Cap Growth Fund	Tamarack SMID Cap Growth Fund	Tamarack Enterprise Fund	Tamarack Small Cap Core Fund	Tamarack Value Fund	Tamarack Microcap Value Fund
Assets:
Investments, at value (cost $82,537,934 and $83,888,835 and $5,357,311 and $199,999,070 and $43,604,288 and $168,617,935 and $309,528,846, respectively)	$84,758,800	$88,381,338	$5,297,554	$198,031,120	$47,740,634	$173,513,514	$283,027,016
Interest and dividends receivable	79,110	33,675	2,024	147,441	33,079	243,893	221,222
Receivable from advisor	—	—	14,727	—	—	—	—
Receivable for capital shares issued	1,846	9,492	1,515	19,673	11,600	2,557	490,401
Receivable for investments sold	—	—	—	712,363	415,806	5,137,192	—
Prepaid expenses	23,717	22,104	13,713	32,699	20,130	18,415	26,908

Total Assets	$84,863,473	$88,446,609	$5,329,533	$198,943,296	$48,221,249	$178,915,571	$283,765,547

Liabilities:
Payable for capital shares redeemed	22,100	237,675	26,426	262,963	29,288	163,248	481,886
Payable for investments purchased	—	—	—	880,595	704,834	3,833,343	—
Accrued expenses and other payables:
Investment advisory fees	27,185	34,861	—	122,949	24,021	86,941	133,444
Administration fees	5,336	5,610	332	12,273	2,967	10,870	17,815
Audit fees	7,020	7,023	5,105	10,066	6,039	9,386	11,343
Trustees’ fees	83	113	11	333	63	269	369
Distribution fees	769	5,474	837	2,397	542	118	5,872
Shareholder reports	18,297	7,631	2,845	28,453	6,678	34,770	27,616
Transfer agent fees	20,425	28,737	7,606	42,625	10,059	45,059	75,947
Other	4,980	5,301	4,194	6,565	5,087	7,862	28,153

Total Liabilities	106,195	332,425	47,356	1,369,219	789,578	4,191,866	782,445

Net Assets	$84,757,278	$88,114,184	$5,282,177	$197,574,077	$47,431,671	$174,723,705	$282,983,102

Net Assets Consist Of:
Capital	$95,991,640	$82,951,676	$5,426,618	$182,416,596	$39,229,308	$194,862,778	$294,859,528
Undistributed net investment income	—	—	—	—	—	2,270,488	860,778
Accumulated net realized gains (losses) from investment transactions	(13,455,228)	670,005	(84,684)	17,125,431	4,066,017	(27,305,140)	13,764,626
Net unrealized appreciation (depreciation) on investments	2,220,866	4,492,503	(59,757)	(1,967,950)	4,136,346	4,895,579	(26,501,830)

Net Assets	$84,757,278	$88,114,184	$5,282,177	$197,574,077	$47,431,671	$174,723,705	$282,983,102

Net Assets:
Class A	$3,123,662	$25,482,972	$3,521,023	$6,398,219	$1,046,460	$463,587	$19,640,586
Class I	584,891	60,998,369	1,464,244	29,387,790	85,052	N/A	N/A
Class C	126,156	128,704	43,149	1,268,810	383,946	24,396	1,723,409
Class R	8,591	9,330	42,237	41,101	11,281	3,485	577,983
Class S	80,913,978	1,494,809	211,524	160,478,157	45,904,932	174,232,237	261,041,124

Total	$84,757,278	$88,114,184	$5,282,177	$197,574,077	$47,431,671	$174,723,705	$282,983,102

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

	Tamarack Large Cap Growth Fund		Tamarack Mid Cap Growth Fund	Tamarack SMID Cap Growth Fund	Tamarack Enterprise Fund	Tamarack Small Cap Core Fund		Tamarack Value Fund	Tamarack Microcap Value Fund
Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	315,111		2,503,979	481,563	377,377	49,190		21,309	1,198,966
Class I	57,960		5,766,624	190,853	1,715,922	3,947		N/A	N/A
Class C	13,146		13,124	6,189	78,060	18,753		1,140	108,677
Class R	876		928	5,878	2,458	536		161	35,555
Class S	8,017,005		141,214	27,701	9,373,739	2,130,102		7,993,341	15,849,582

Total	8,404,098		8,425,869	712,184	11,547,556	2,202,528		8,015,951	17,192,780

Net Asset Values and Redemption Price per Share:
Class A(a)	$9.91		$10.18	$7.31	$16.95	$21.27		$21.76	$16.38

Class I	$10.09		$10.58	$7.67	$17.13	$21.55		N/A	N/A

Class C(b)	$9.60		$9.81	$6.97	$16.25	$20.47		$21.39	$15.86

Class R	$9.80	(c)	$10.05	$7.18	$16.72	$21.06	(d)	$21.67	$16.26

Class S	$10.09		$10.59	$7.64	$17.12	$21.55		$21.80	$16.47

Maximum Offering Price Per Share:
Class A	$10.51		$10.80	$7.76	$17.98	$22.57		$23.09	$17.38

Maximum Sales Charge—Class A	5.75%		5.75%	5.75%	5.75%	5.75%		5.75%	5.75%

(a)	For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected.
(b)	For Class C shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase. Such reduction is not reflected.
(c)	Net asset value is calculated using unrounded net assets of $8,591.26 divided by the unrounded shares of 876.31.
(d)	Net asset value is calculated using unrounded net assets of $11,281.11 divided by the unrounded shares outstanding of 535.66.

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2008

	Tamarack Large Cap Growth Fund	Tamarack Mid Cap Growth Fund	Tamarack SMID Cap Growth Fund	Tamarack Enterprise Fund	Tamarack Small Cap Core Fund	Tamarack Value Fund	Tamarack Microcap Value Fund
Investment Income:
Interest income	$31,805	$76,883	$13	$222,171	$34,059	$79,084	$314,693
Dividend income	960,607	528,124	31,624	2,006,009	413,743	5,407,165	4,884,103
Foreign tax withholding	—	(3,135)	(115)	—	—	—	(8,250)

Total Investment income	992,412	601,872	31,522	2,228,180	447,802	5,486,249	5,190,546

Expenses:
Investment advisory fees	720,412	727,014	53,855	2,415,009	635,078	1,871,989	2,871,752
Distribution fees—Class A	19,646	150,683	21,290	58,274	5,986	2,786	138,557
Distribution fees—Class C	728	7,165	392	16,575	4,391	210	26,292
Distribution fees—Class R	51	54	258	211	62	20	2,869
Accounting fees	31,140	31,123	25,038	41,464	28,073	38,898	45,113
Administration fees	77,755	78,438	5,820	190,435	40,754	166,475	241,103
Audit fees	9,160	9,175	6,540	13,306	10,627	12,418	15,064
Custodian fees	3,033	3,645	1,592	9,577	6,774	13,207	7,126
Insurance fees	6,657	6,656	6,562	9,341	6,624	9,270	9,364
Legal fees	1,971	2,084	154	4,552	978	4,098	8,470
Registration and filing fees	76,789	83,408	83,064	76,396	84,812	72,247	68,099
Shareholder reports	39,247	17,584	6,146	73,122	13,253	79,970	82,048
Transfer agent fees	216,583	262,597	70,800	438,807	114,841	410,966	620,483
Trustees’ fees	2,381	2,402	118	6,325	1,240	5,359	7,577
Other fees	5,820	6,342	4,220	10,727	6,196	10,537	27,985

Total expenses before fee waiver/reimbursement	1,211,373	1,388,370	285,849	3,364,121	959,689	2,698,450	4,171,902
Expenses waived/reimbursed by:
Adviser	(186,720)	(123,726)	(168,542)	(579,050)	(251,503)	(438,689)	(603,265)
Distributor	(9,823)	(75,342)	(10,645)	(29,137)	(2,993)	(1,393)	(69,278)

Net Expenses	1,014,830	1,189,302	106,662	2,755,934	705,193	2,258,368	3,499,359

Net Investment Income (Loss)	(22,418)	(587,430)	(75,140)	(527,754)	(257,391)	3,227,881	1,691,187

Realized/Unrealized Gains Losses from Investment Transactions:
Net realized losses from investment transactions	(866,288)	1,048,287	(3,958)	22,026,591	5,404,967	(23,643,916)	14,845,377
Net change in unrealized appreciation/depreciation on investments	(21,199,636)	(23,039,529)	(1,930,093)	(92,810,629)	(15,731,329)	(34,396,957)	(91,772,336)

Net realized/unrealized gains (losses) from investments	(22,065,924)	(21,991,242)	(1,934,051)	(70,784,038)	(10,326,362)	(58,040,873)	(76,926,959)

Change in net assets resulting from operations	$(22,088,342)	$(22,578,672)	$(2,009,191)	$(71,311,792)	$(10,583,753)	$(54,812,992)	$(75,235,772)

See notes to the financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Tamarack Large Cap Growth Fund		Tamarack Mid Cap Growth Fund
	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
From Investment Activities:
Operations:
Net investment loss	$(22,418)	$(20,359)	$(587,430)	$(730,649)
Net realized gains (losses) from investment transactions	(866,288)	6,927,557	1,048,287	8,568,754
Net change in unrealized appreciation/depreciation on investments	(21,199,636)	9,960,006	(23,039,529)	8,098,332

Change in net assets resulting from operations	(22,088,342)	16,867,204	(22,578,672)	15,936,437

Distributions to Class A Shareholders:
From net realized gains from investment transactions	—	—	(2,669,542)	(1,156,808)
Distributions to Class I Shareholders:
From net realized gains from investment transactions	—	—	(5,977,503)	(1,923,501)
Distributions to Class C Shareholders:
From net realized gains from investment transactions	—	—	(93,838)	(59,163)
Distributions to Class R Shareholders:
From net realized gains from investment transactions	—	—	(950)	(287)
Distributions to Class S Shareholders:
From net realized gains from investment transactions	—	—	(158,103)	(44,185)

Change in net assets resulting from shareholder distributions	—	—	(8,899,936)	(3,183,944)

Capital Transactions:
Proceeds from shares issued	1,808,141	1,497,179	16,760,254	12,165,419
Distributions reinvested	—	—	8,621,750	3,121,844
Cost of shares redeemed	(13,651,380)	(31,342,377)	(18,552,168)	(35,880,188)

Change in net assets resulting from capital transactions	(11,843,239)	(29,845,198)	6,829,836	(20,592,925)

Net decrease in net assets	(33,931,581)	(12,977,994)	(24,648,772)	(7,840,432)
Net Assets:
Beginning of year	118,688,859	131,666,853	112,762,956	120,603,388

End of year	$84,757,278	$118,688,859	$88,114,184	$112,762,956

Undistributed net investment income	$—	$—	$—	$—

Share Transactions:
Issued	156,779	130,073	1,358,824	912,312
Reinvested	—	—	682,843	250,032
Redeemed	(1,169,090)	(2,713,452)	(1,550,449)	(2,724,755)

Change in shares resulting from capital transactions	(1,012,311)	(2,583,379)	491,218	(1,562,411)

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	Tamarack SMID Cap Growth Fund		Tamarack Enterprise Fund
	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
From Investment Activities:
Operations:
Net investment income (loss)	$(75,140)	$(115,893)	$(527,754)	$1,145,309
Net realized gains (losses) from investment transactions	(3,958)	1,376,842	22,026,591	40,636,549
Net change in unrealized appreciation/depreciation on investments	(1,930,093)	(210,375)	(92,810,629)	1,256,799

Change in net assets resulting from operations	(2,009,191)	1,050,574	(71,311,792)	43,038,657

Distributions to Class A Shareholders:
From net investment income	—	—	(10,365)	—
From net realized gains from investment transactions	(648,774)	(366,850)	(2,346,496)	(1,650,953)
Distributions to Class I Shareholders:
From net investment income	—	—	(144,910)	(31,267)
From net realized gains from investment transactions	(605,940)	(289,387)	(5,719,952)	(3,012,968)
Distributions to Class C Shareholders:
From net realized gains from investment transactions	(4,231)	(2,627)	(312,649)	(213,776)
Distributions to Class R Shareholders:
From net realized gains from investment transactions	(8,009)	(2,033)	(6,334)	(4,695)
Distributions to Class S Shareholders:
From net investment income	—	—	(890,190)	(258,184)
From net realized gains from investment transactions	(44,689)	(17,047)	(35,123,251)	(24,883,699)

Change in net assets resulting from shareholder distributions	(1,311,643)	(677,944)	(44,554,147)	(30,055,542)

Capital Transactions:
Proceeds from shares issued	831,861	1,950,641	20,372,415	38,549,804
Distributions reinvested	1,279,649	654,225	41,674,838	27,256,559
Cost of shares redeemed	(3,905,468)	(3,297,864)	(94,911,761)	(91,926,578)

Change in net assets resulting from capital transactions	(1,793,958)	(692,998)	(32,864,508)	(26,120,215)

Net decrease in net assets	(5,114,792)	(320,368)	(148,730,447)	(13,137,100)
Net Assets:
Beginning of year	10,396,969	10,717,337	346,304,524	359,441,624

End of year	$5,282,177	$10,396,969	$197,574,077	$346,304,524

Undistributed net investment income	$—	$—	$—	$1,044,983

Share Transactions:
Issued	98,982	180,180	1,028,150	1,499,406
Reinvested	140,486	64,054	2,045,189	1,111,333
Redeemed	(477,292)	(310,747)	(4,808,013)	(3,542,803)

Change in shares resulting from capital transactions	(237,824)	(66,513)	(1,734,674)	(932,064)

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	Tamarack Small Cap Core Fund		Tamarack Value Fund
	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
From Investment Activities:
Operations:
Net investment income (loss)	$(257,391)	$479,178	$3,227,881	$3,824,053
Net realized gains (losses) from investment transactions	5,404,967	10,289,064	(23,643,916)	92,851,729
Net change in unrealized appreciation/depreciation on investments	(15,731,329)	(2,756,144)	(34,396,957)	(58,909,477)

Change in net assets resulting from operations	(10,583,753)	8,012,098	(54,812,992)	37,766,305

Distributions to Class A Shareholders:
From net investment income	—	(8,590)	(7,765)	(6,777)
From net realized gains from investment transactions	(232,299)	(258,301)	(157,564)	(51,226)
Distributions to Class I Shareholders:
From net investment income	(139)	—	—	—
From net realized gains from investment transactions	(17,547)	—	—	—
Distributions to Class C Shareholders:
From net investment income	—	—	(142)	(143)
From net realized gains from investment transactions	(95,888)	(46,286)	(6,277)	(2,125)
Distributions to Class R Shareholders:
From net investment income	—	(20)	(61)	(42)
From net realized gains from investment transactions	(2,759)	(1,661)	(1,434)	(348)
Distributions to Class S Shareholders:
From net investment income	(83,916)	(386,343)	(4,736,449)	(4,197,693)
From net realized gains from investment transactions	(10,649,049)	(6,777,480)	(81,783,401)	(24,181,519)

Change in net assets resulting from shareholder distributions	(11,081,597)	(7,478,681)	(86,693,093)	(28,439,873)

Capital Transactions:
Proceeds from shares issued	2,957,494	2,721,354	4,045,871	3,775,506
Distributions reinvested	10,709,260	6,965,827	82,830,286	27,177,009
Cost of shares redeemed	(12,429,543)	(9,873,633)	(40,546,032)	(62,633,370)

Change in net assets resulting from capital transactions	1,237,211	(186,452)	46,330,125	(31,680,855)

Net increase (decrease) in net assets	(20,428,139)	346,965	(95,175,960)	(22,354,423)
Net Assets:
Beginning of year	67,859,810	67,512,845	269,899,665	292,254,088

End of year	$47,431,671	$67,859,810	$174,723,705	$269,899,665

Undistributed net investment income	$—	$84,225	$2,270,488	$3,787,112

Share Transactions:
Issued	126,394	85,874	147,605	91,465
Reinvested	455,611	234,154	3,079,196	674,035
Redeemed	(504,754)	(308,727)	(1,469,515)	(1,508,974)

Change in shares resulting from capital transactions	77,251	11,301	1,757,286	(743,474)

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	Tamarack Microcap Value Fund
	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
From Investment Activities:
Operations:
Net investment income	$1,691,187	$1,231,578
Net realized gains from investment transactions	14,845,377	24,542,918
Net change in unrealized appreciation/depreciation on investments	(91,772,336)	(2,895,030)

Change in net assets resulting from operations	(75,235,772)	22,879,466

Distributions to Class A Shareholders:
From net investment income	(26,401)	—
From net realized gains from investment transactions	(2,294,474)	(2,208,456)
Distributions to Class C Shareholders:
From net realized gains from investment transactions	(252,032)	(170,812)
Distributions to Class R Shareholders:
From net realized gains from investment transactions	(38,888)	(23,707)
Distributions to Class S Shareholders:
From net investment income	(1,248,605)	(425,045)
From net realized gains from investment transactions	(22,588,829)	(19,181,515)

Change in net assets resulting from shareholder distributions	(26,449,229)	(22,009,535)

Capital Transactions:
Proceeds from shares issued	163,492,450	149,173,257
Distributions reinvested	24,817,920	20,913,603
Cost of shares redeemed	(170,106,121)	(97,510,505)

Change in net assets resulting from capital transactions	18,204,249	72,576,355

Net increase (decrease) in net assets	(83,480,752)	73,446,286
Net Assets:
Beginning of year	366,463,854	293,017,568

End of year	$282,983,102	$366,463,854

Undistributed net investment income	$860,778	$444,496

Share Transactions:
Issued	8,656,491	6,453,723
Reinvested	1,322,173	929,897
Redeemed	(9,112,705)	(4,222,123)

Change in shares resulting from capital transactions	865,959	3,161,497

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Tamarack Large Cap Growth Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities						Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate***
Class A
Year Ended September 30, 2008	$12.43	(0.03	)(a)	(2.49)		(b)	(2.52)	—	—	$9.91	(20.27)%		$3,124	1.23%		(0.26)%		1.66%		38%
Year Ended September 30, 2007	10.85	(0.03)		1.61		(b)	1.58	—	—	12.43	14.56%		4,458	1.25%		(0.26)%		1.68%		25%
Year Ended September 30, 2006	10.65	(0.03)		0.23		(b)	0.20	—	—	10.85	1.88%		5,175	1.25%		(0.27)%		1.68%		35%
Year Ended September 30, 2005	9.88	0.01		0.76		(b)	0.77	—	—	10.65	7.79%		6,280	1.15%		0.06%		1.74%		28%
Period Ended September 30, 2004(c)	10.02	(0.01)		(0.13)		(b)	(0.14)	—	—	9.88	(1.40	)%(d)	10,614	1.10	%(e)	(0.27	)%(e)	1.63	%(e)	16%
Year Ended April 30, 2004	8.33	(0.07)		1.76	—		1.69	—	—	10.02	20.29%		10,864	1.54%		(0.85)%		1.79%		264%
Class I
Year Ended September 30, 2008	$12.61	—	(a)(b)	(2.52)		(b)	(2.52)	—	—	$10.09	(19.98)%		$585	0.98%		(0.02)%		1.16%		38%
Year Ended September 30, 2007	10.98		(b)	1.63		(b)	1.63	—	—	12.61	14.85%		1,034	1.00%		(0.01)%		1.18%		25%
Year Ended September 30, 2006	10.75	(0.01)		0.24		(b)	0.23	(b)	(b)	10.98	2.18%		1,204	1.00%		(0.08)%		1.19%		35%
Year Ended September 30, 2005	9.97	0.05		0.75		(b)	0.80	(0.02)	(0.02)	10.75	8.04%		3,636	0.89%		0.35%		1.22%		28%
Period Ended September 30, 2004(c)	10.11		(a)	(0.14)		(b)	(0.14)	—	—	9.97	(1.38	)%(d)	19,556	0.85	%(e)	(0.03	)%(e)	1.11	%(e)	16%
Year Ended April 30, 2004	8.38	(0.07)		1.80	—		1.73	—	—	10.11	20.64%		28,454	1.29%		(0.60)%		1.29%		264%
Class C
Year Ended September 30, 2008	$12.11	(0.11	)(a)	(2.40)		(b)	(2.51)	—	—	$9.60	(20.73)%		$126	1.99%		(1.03)%		2.18%		38%
Year Ended September 30, 2007	10.65	(0.10)		1.56		(b)	1.46	—	—	12.11	13.71%		39	2.00%		(1.00)%		2.16%		25%
Year Ended September 30, 2006	10.53	(0.10)		0.22		(b)	0.12	—	—	10.65	1.14%		25	2.00%		(1.01)%		2.17%		35%
Year Ended September 30, 2005	9.85	(0.02)		0.70		(b)	0.68	—	—	10.53	6.90%		25	1.93%		(0.88)%		2.26%		28%
Period Ended September 30, 2004(c)	10.02	(0.04)		(0.13)		(b)	(0.17)	—	—	9.85	(1.70	)%(d)	3	1.81	%(e)	(0.98	)%(e)	2.13	%(e)	16%
Period Ended April 30, 2004(g)	10.28	—		(0.26)	—		(0.26)	—	—	10.02	(2.53	)%(d)	3	1.88	%(e)	(1.15	)%(e)		(f)	264%
Class R
Year Ended September 30, 2008	$12.31	(0.06	)(a)	(2.45)		(b)	(2.51)	—	—	$9.80	(20.39)%		$9	1.48%		(0.51)%		1.66%		38%
Year Ended September 30, 2007	10.78	(0.06)		1.59		(b)	1.53	—	—	12.31	14.30%		11	1.50%		(0.51)%		1.66%		25%
Year Ended September 30, 2006	10.60	(0.05)		0.23		(b)	0.18	—	—	10.78	1.60%		10	1.50%		(0.53)%		1.66%		35%
Year Ended September 30, 2005	9.87	(0.15)		0.89		(b)	0.74	(0.01)	(0.01)	10.60	7.46%		15	1.41%		(0.27)%		1.75%		28%
Period Ended September 30, 2004(c)	10.02	—		(0.15)		(b)	(0.15)	—	—	9.87	(1.50	)%(d)	65	1.34	%(e)	0.12	%(e)	2.00	%(e)	16%
Period Ended April 30, 2004(g)	10.28	—		(0.26)	—		(0.26)	—	—	10.02	(2.53	)%(d)	3	1.32	%(e)	(0.63	)%(e)		(f)	264%
Class S
Year Ended September 30, 2008	$12.61	—	(a)(b)	(2.52)		(b)	(2.52)	—	—	$10.09	(19.98)%		$80,914	0.98%		(0.01)%		1.16%		38%
Year Ended September 30, 2007	10.98		(b)	1.63		(b)	1.63	—	—	12.61	14.85%		113,147	1.00%		(0.01)%		1.18%		25%
Year Ended September 30, 2006	10.75		(b)	0.23		(b)	0.23	(b)	(b)	10.98	2.18%		125,253	1.00%		(0.02)%		1.18%		35%
Year Ended September 30, 2005	9.97	0.02		0.78		(b)	0.80	(0.02)	(0.02)	10.75	8.04%		145,649	0.91%		0.24%		1.25%		28%
Period Ended September 30, 2004(c)	10.11	—		(0.14)		(b)	(0.14)	—	—	9.97	(1.38	)%(d)	168,756	0.85	%(e)	(0.02	)%(e)	1.13	%(e)	16%
Period Ended April 30, 2004(g)	10.37	—		(0.26)	—		(0.26)	—	—	10.11	(2.51	)%(d)	190,737	0.85	%(e)	(0.27	)%(e)		(f)	264%

*	Excludes sales charge.
**	During the periods, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. The rate has not been annualized for periods of less than one year.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	For the period from May 1, 2004 to September 30, 2004.
(d)	Not annualized.
(e)	Annualized.
(f)	There were no waivers or reimbursements during the period.
(g)	For the period from April 19, 2004 (commencement of operations) to April 30, 2004.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Tamarack Mid Cap Growth Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities						Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Loss to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate***
Class A
Year Ended September 30, 2008	$13.90	(0.09	)(a)	(2.52)		(b)	(2.61)	(1.11)	(1.11)	$10.18	(20.14)%		$25,483	1.32%		(0.74)%		1.68%		46%
Year Ended September 30, 2007	12.47	(0.10	)(a)	1.88		(b)	1.78	(0.35)	(0.35)	13.90	14.52%		33,887	1.35%		(0.78)%		1.72%		31%
Year Ended September 30, 2006	11.71	(0.08	)(a)	1.07		(b)	0.99	(0.23)	(0.23)	12.47	8.52%		43,803	1.35%		(0.66)%		1.73%		23%
Year Ended September 30, 2005	11.57	(0.14)		1.86		(b)	1.72	(1.58)	(1.58)	11.71	15.62%		45,359	1.32%		(0.80)%		1.75%		22%
Period Ended September 30, 2004(c)	12.17	(0.04)		(0.56)		(b)	(0.60)	—	—	11.57	(4.93	)%(d)	69,979	1.27	%(e)	(0.88	)%(e)	1.58	%(e)	15%
Year Ended April 30, 2004	9.46	(0.08)		2.79	—		2.71	—	—	12.17	28.65%		74,150	1.38%		(0.78)%		1.64%		93%
Class I
Year Ended September 30, 2008	$14.36	(0.06	)(a)	(2.61)		(b)	(2.67)	(1.11)	(1.11)	$10.58	(19.95)%		$60,998	1.07%		(0.48)%		1.19%		46%
Year Ended September 30, 2007	12.85	(0.07	)(a)	1.93		(b)	1.86	(0.35)	(0.35)	14.36	14.89%		75,721	1.10%		(0.53)%		1.21%		31%
Year Ended September 30, 2006	12.03	(0.05	)(a)	1.10		(b)	1.05	(0.23)	(0.23)	12.85	8.71%		72,866	1.10%		(0.41)%		1.23%		23%
Year Ended September 30, 2005	11.81	(0.04)		1.84		(b)	1.80	(1.58)	(1.58)	12.03	16.02%		62,652	1.07%		(0.54)%		1.25%		22%
Period Ended September 30, 2004(c)	12.41	(0.04)		(0.56)		(b)	(0.60)	—	—	11.81	(4.83	)%(d)	47,778	1.02	%(e)	(0.62	)%(e)	1.07	%(e)	15%
Year Ended April 30, 2004	9.62	(0.08)		2.87	—		2.79	—	—	12.41	29.00%		66,039	1.15%		(0.50)%		1.16%		93%
Class C
Year Ended September 30, 2008	$13.53	(0.18	)(a)	(2.43)		(b)	(2.61)	(1.11)	(1.11)	$9.81	(20.72)%		$129	2.07%		(1.52)%		2.16%		46%
Year Ended September 30, 2007	12.24	(0.19	)(a)	1.83		(b)	1.64	(0.35)	(0.35)	13.53	13.73%		1,265	2.10%		(1.52)%		2.23%		31%
Year Ended September 30, 2006	11.59	(0.17	)(a)	1.05		(b)	0.88	(0.23)	(0.23)	12.24	7.56%		2,054	2.10%		(1.40)%		2.22%		23%
Year Ended September 30, 2005	11.53	(0.11)		1.75		(b)	1.64	(1.58)	(1.58)	11.59	14.91%		370	2.09%		(1.53)%		2.28%		22%
Period Ended September 30, 2004(c)	12.16	(0.05)		(0.58)		(b)	(0.63)	—	—	11.53	5.18	%(d)	13	2.02	%(e)	(1.65	)%(e)	2.12	%(e)	15%
Period Ended April 30, 2004(g)	12.51	—		(0.35)	—		(0.35)	—	—	12.16	(2.80	)%(d)	3	1.28	%(e)	(1.01	)%(e)		(f)	93%
Class R
Year Ended September 30, 2008	$13.77	(0.12	)(a)	(2.49)		(b)	(2.61)	(1.11)	(1.11)	$10.05	(20.34)%		$9	1.57%		(0.99)%		1.69%		46%
Year Ended September 30, 2007	12.39	(0.13	)(a)	1.86		(b)	1.73	(0.35)	(0.35)	13.77	14.30%		12	1.60%		(1.03)%		1.70%		31%
Year Ended September 30, 2006	11.67	(0.12	)(a)	1.07		(b)	0.95	(0.23)	(0.23)	12.39	8.12%		10	1.60%		(0.95)%		1.73%		23%
Year Ended September 30, 2005	11.55	(0.30)		2.00		(b)	1.70	(1.58)	(1.58)	11.67	15.47%		32	1.57%		(1.04)%		1.76%		22%
Period Ended September 30, 2004(c)	12.17	(0.01)		0.61		(b)	(0.62)	—	—	11.55	(5.09	)%(d)	72	1.52	%(e)	(1.20	)%(e)	1.78	%(e)	15%
Period Ended April 30, 2004(g)	12.51	—		(0.34)	—		(0.34)	—	—	12.17	(2.27	)%(d)	3	0.79	%(e)	(0.56	)%(e)		(f)	93%
Class S
Year Ended September 30, 2008	$14.38	(0.06	)(a)	(2.62)		(b)	(2.68)	(1.11)	(1.11)	$10.59	(19.94)%		$1,495	1.06%		(0.49)%		1.18%		46%
Year Ended September 30, 2007	12.86	(0.07	)(a)	1.94		(b)	1.87	(0.35)	(0.35)	14.38	14.88%		1,878	1.10%		(0.53)%		1.21%		31%
Year Ended September 30, 2006	12.03	(0.05	)(a)	1.11		(b)	1.06	(0.23)	(0.23)	12.86	8.79%		1,870	1.10%		(0.41)%		1.23%		23%
Year Ended September 30, 2005	11.81	(0.02)		1.82		(b)	1.80	(1.58)	(1.58)	12.03	16.02%		1,515	1.08%		(0.52)%		1.27%		22%
Period Ended September 30, 2004(c)	12.41	(0.01)		(0.59)		(b)	(0.60)	—	—	11.81	(4.83	)%(d)	225	1.03	%(e)	(0.71	)%(e)	1.15	%(e)	15%
Period Ended April 30, 2004(g)	12.76	—		(0.35)	—		(0.35)	—	—	12.41	(2.74	)%(d)	4	0.25	%(e)	(0.06	)%(e)		(f)	93%

*	Excludes sales charge.
**	During the periods, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. The rate has not been annualized for periods of less than one year.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	For the period from May 1, 2004 to September 30, 2004.
(d)	Not annualized.
(e)	Annualized.
(f)	There were no waivers or reimbursements during the period.
(g)	For the period from April 19, 2004 (commencement of operations) to April 30, 2004.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Tamarack SMID Cap Growth Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities						Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate***
Class A
Year Ended September 30, 2008	$10.74	(0.09	)(a)	(1.94)		(b)	(2.03)	(1.40)	(1.40)	$7.31	(21.36)%		$3,521	1.48%		(1.06)%		4.11%		78%
Year Ended September 30, 2007	10.39	(0.12	)(a)	1.17		(b)	1.05	(0.70)	(0.70)	10.74	10.64%		5,049	1.68%		(1.23)%		3.14%		92%
Year Ended September 30, 2006	13.51	(0.14	)(a)	0.68		(b)	0.54	(3.66)	(3.66)	10.39	4.12%		5,728	1.68%		(1.28)%		3.07%		23%
Year Ended September 30, 2005	13.78	(0.19)		2.11		(b)	1.92	(2.19)	(2.19)	13.51	14.56%		7,476	1.68%		(1.34)%		2.80%		23%
Period Ended September 30, 2004(c)	13.19	(0.07)		0.66		(b)	0.59	—	—	13.78	4.47	%(d)	8,140	1.68	%(e)	(1.28	)%(e)	2.76	%(e)	11%
Year Ended April 30, 2004	10.11	(0.15)		3.23	—		3.08	—	—	13.19	30.46%		7,488	1.81%		(1.52)%		2.06%		40%
Class I
Year Ended September 30, 2008	$11.15	(0.08	)(a)	(2.00)		(b)	(2.08)	(1.40)	(1.40)	$7.67	(20.91)%		$1,464	1.26%		(0.86)%		3.16%		78%
Year Ended September 30, 2007	10.73	(0.01	)(a)	1.22		(b)	1.12	(0.70)	(0.70)	11.15	10.87%		4,885	1.43%		(0.97)%		2.62%		92%
Year Ended September 30, 2006	13.81	(0.12	)(a)	0.70		(b)	0.58	(3.66)	(3.66)	10.73	4.36%		4,604	1.43%		(1.03)%		2.58%		23%
Year Ended September 30, 2005	14.01	(0.21)		2.20		(b)	1.99	(2.19)	(2.19)	13.81	14.85%		4,363	1.43%		(1.10)%		2.26%		23%
Period Ended September 30, 2004(c)	13.40	(0.08)		0.69		(b)	0.61	—	—	14.01	4.55	%(d)	9,952	1.43	%(e)	(1.04	)%(e)	2.13	%(e)	11%
Year Ended April 30, 2004	10.25	(0.17)		3.32	—		3.15	—	—	13.40	30.73%		14,094	1.55%		(1.23)%			(f)	40%
Class C
Year Ended September 30, 2008	$10.38	(0.14	)(a)	(1.87)		(b)	(2.01)	(1.40)	(1.40)	$6.97	(21.98)%		$43	2.18%		(1.74)%		4.96%		78%
Year Ended September 30, 2007	10.13	(0.20	)(a)	1.15		(b)	0.95	(0.70)	(0.70)	10.38	9.77%		32	2.43%		(1.99)%		3.63%		92%
Year Ended September 30, 2006	13.34	(0.22	)(a)	0.67		(b)	0.45	(3.66)	(3.66)	10.13	3.41%		41	2.43%		(2.04)%		3.59%		23%
Year Ended September 30, 2005	13.74	(1.00)		2.79		(b)	1.79	(2.19)	(2.19)	13.34	13.55%		54	2.43%		(2.11)%		3.26%		23%
Period Ended September 30, 2004(c)	13.19	(0.09)		0.64		(b)	0.55	—	—	13.74	4.17	%(d)	214	2.43	%(e)	(2.01	)%(e)	3.39	%(e)	11%
Period Ended Aprid 30, 2004(g)	13.63	(0.02)		(0.42)	—		(0.44)	—	—	13.19	(3.23	)%(d)	3	2.49	%(e)	(5.27	)%(e)		(f)	40%
Class R
Year Ended September 30, 2008	$10.61	(0.11	)(a)	(1.92)		(b)	(2.03)	(1.40)	(1.40)	$7.18	(21.57)%		$42	1.71%		(1.30)%		4.05%		78%
Year Ended September 30, 2007	10.29	(0.14	)(a)	1.16		(b)	1.02	(0.70)	(0.70)	10.61	10.34%		71	1.93%		(1.43)%		3.06%		92%
Year Ended September 30, 2006	13.44	(0.17	)(a)	0.68		(b)	0.51	(3.66)	(3.66)	10.29	3.86%		28	1.93%		(1.50)%		3.09%		23%
Year Ended September 30, 2005	13.76	(0.17)		2.04		(b)	1.87	(2.19)	(2.19)	13.44	14.18%		70	1.93%		(1.60)%		2.89%		23%
Period Ended September 30, 2004(c)	13.19	(0.02)		0.59		(b)	0.57	—	—	13.76	4.32	%(d)	22	1.93	%(e)	(1.48	)%(e)	3.22	%(e)	11%
Period Ended Aprid 30, 2004(g)	13.63	(0.02)		(0.42)	—		(0.44)	—	—	13.19	(3.23	)%(d)	5	1.94	%(e)	(5.14	)%(e)		(f)	40%
Class S
Year Ended September 30, 2008	$11.14	(0.07	)(a)	(2.03)		(b)	(2.10)	(1.40)	(1.40)	$7.64	(21.14)%		$212	1.22%		(0.81)%		3.55%		78%
Year Ended September 30, 2007	10.72	(0.10	)(a)	1.22		(b)	1.12	(0.70)	(0.70)	11.14	10.88%		361	1.43%		(0.97)%		2.62%		92%
Year Ended September 30, 2006	13.80	(0.12	)(a)	0.70		(b)	0.58	(3.66)	(3.66)	10.72	4.37%		316	1.43%		(1.02)%		2.58%		23%
Year Ended September 30, 2005	14.01	(0.08)		2.06		(b)	1.98	(2.19)	(2.19)	13.80	14.77%		156	1.43%		(1.07)%		2.45%		23%
Period Ended September 30, 2004(c)	13.40	(0.02)		0.63		(b)	0.61	—	—	14.01	4.55	%(d)	21	1.42	%(e)	(0.94	)%(e)	3.19	%(e)	11%
Period Ended Aprid 30, 2004(g)	13.84	(0.02)		(0.42)	—		(0.44)	—	—	13.40	(3.18	)%(d)	3	1.47	%(e)	(4.34	)%(e)		(f)	40%

*	Excludes sales charge.
**	During the periods, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. The rate has not been annualized for periods of less than one year.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	For the period from May 1, 2004 to September 30, 2004.
(d)	Not annualized.
(e)	Annualized.
(f)	There were no waivers or reimbursements during the period.
(g)	For the period from April 19, 2004 (commencement of operations) to April 30, 2004.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Tamarack Enterprise Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities						Distributions						Ratios/Supplemental Data
	Net Asset Value, Begin- ning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate***
Class A
Year Ended September 30, 2008	$25.86	(0.08	)(a)	(5.31)		(b)	(5.39)	(0.02)	(3.50)	(3.52)	$16.95	(23.07)%		$6,398	1.33%		(0.43)%		1.80%		23%
Year Ended September 30, 2007	25.12	0.03	(a)	2.95		(b)	2.98	—	(2.24)	(2.24)	25.86	12.40%		18,933	1.33%		0.09%		1.80%		22%
Year Ended September 30, 2006	26.46	(0.04	)(a)	1.80		(b)	1.76	—	(3.10)	(3.10)	25.12	7.72%		17,586	1.33%		(1.17)%		1.77%		27%
Year Ended September 30, 2005	23.81	(0.06)		3.66		(b)	3.60	—	(0.95)	(0.95)	26.46	15.34%		12,856	1.33%		(0.29)%		1.88%		33%
Period Ended September 30, 2004(c)	23.89	(0.02)		(0.06)		(b)	(0.08)	—	—	—	23.81	(0.33	)%(d)	3,359	1.33	%(e)	(0.35	)%(e)	1.73	%(e)	7%
Period Ended June 30, 2004(f)	24.01	—		(0.12)	—		(0.12)	—	—	—	23.89	(0.50	)%(d)	1,872	1.33	%(e)	(0.07	)%(e)	1.72	%(e)	28%
Class I
Year Ended September 30, 2008	$26.10	(0.04	)(a)	(5.34)		(b)	(5.38)	(0.09)	(3.50)	(3.59)	$17.13	(22.82)%		$29,388	1.08%		(0.19)%		1.31%		23%
Year Ended September 30, 2007	25.31	0.09	(a)	2.96		(b)	3.05	(0.02)	(2.24)	(2.26)	26.10	12.62%		43,096	1.08%		0.35%		1.30%		22%
Year Ended September 30, 2006	26.57	0.02	(a)	1.82		(b)	1.84	—	(3.10)	(3.10)	25.31	8.02%		34,478	1.08%		0.08%		1.27%		27%
Year Ended September 30, 2005	23.85	(0.02)		3.69		(b)	3.67	—	(0.95)	(0.95)	26.57	15.61%		29,554	1.08%		(0.08)%		1.36%		33%
Period Ended September 30, 2004(g)	23.85	—		—		(b)	—	—	—	—	23.85	0.00	%(d)	26,707	0.00	%(e)	0.00	%(e)	0.00	%(e)	7%
Class C
Year Ended September 30, 2008	$25.09	(0.22	)(a)	(5.12)		(b)	(5.34)	—	(3.50)	(3.50)	$16.25	(23.61)%		$1,269	2.08%		(1.19)%		2.30%		23%
Year Ended September 30, 2007	24.62	(0.16	)(a)	2.87		(b)	2.71	—	(2.24)	(2.24)	25.09	11.50%		2,356	2.08%		(0.66)%		2.30%		22%
Year Ended September 30, 2006	26.17	(0.21	)(a)	1.76		(b)	1.55	—	(3.10)	(3.10)	24.62	6.93%		2,366	2.08%		(0.86)%		2.26%		27%
Year Ended September 30, 2005	23.74	(0.15)		3.53		(b)	3.38	—	(0.95)	(0.95)	26.17	14.43%		801	2.08%		(1.01)%		2.39%		33%
Period Ended September 30, 2004(c)	23.85	(0.04)		(0.07)		(b)	(0.11)	—	—	—	23.74	(0.46	)%(d)	75	2.08	%(e)	(1.09	)%(e)	2.25	%(e)	7%
Period Ended June 30, 2004(f)	24.01	(0.01)		(0.15)	—		(0.16)	—	—	—	23.85	(0.67	)%(d)	23	2.07	%(e)	(0.67	)%(e)	2.22	%(e)	28%
Class R
Year Ended September 30, 2008	$25.59	(0.13	)(a)	(5.24)		(b)	(5.37)	—	(3.50)	(3.50)	$16.72	(23.23)%		$41	1.57%		(0.70)%		1.81%		23%
Year Ended September 30, 2007	24.95	(0.04	)(a)	2.92		(b)	2.88	—	(2.24)	(2.24)	25.59	12.06%		53	1.58%		(0.18)%		1.80%		22%
Year Ended September 30, 2006	26.35	(0.11	)(a)	1.81		(b)	1.70	—	(3.10)	(3.10)	24.95	7.50%		52	1.58%		(0.44)%		1.77%		27%
Year Ended September 30, 2005	23.78	(0.12)		3.64		(b)	3.52	—	(0.95)	(0.95)	26.35	15.01%		59	1.58%		(0.54)%		1.88%		33%
Period Ended September 30, 2004(c)	23.87	(0.02)		(0.07)		(b)	(0.09)	—	—	—	23.78	(0.38	)%(d)	6	1.57	%(e)	(0.61	)%(e)	1.77	%(e)	7%
Period Ended June 30, 2004(f)	24.01	(0.02)		(0.12)	—		(0.14)	—	—	—	23.87	(0.58	)%(d)	3	1.54	%(e)	(0.38	)%(e)	1.61	%(e)	28%
Class S
Year Ended September 30, 2008	$26.09	(0.04	)(a)	(5.34)		(b)	(5.38)	(0.09)	(3.50)	(3.59)	$17.12	(22.83)%		$160,478	1.08%		(0.19)%		1.31%		23%
Year Ended September 30, 2007	25.30	0.09	(a)	2.96		(b)	3.05	(0.02)	(2.24)	(2.26)	26.09	12.62%		281,867	1.08%		0.33%		1.30%		22%
Year Ended September 30, 2006	26.56	0.02	(a)	1.82		(b)	1.84	—	(3.10)	(3.10)	25.30	8.02%		304,960	1.08%		0.06%		1.27%		27%
Year Ended September 30, 2005	23.85	(0.02)		3.68		(b)	3.66	—	(0.95)	(0.95)	26.56	15.57%		327,641	1.08%		(0.08)%		1.36%		33%
Period Ended September 30, 2004(c)	23.91	(0.01)		(0.05)		(b)	(0.06)	—	—	—	23.85	(0.21	)%(d)	345,451	1.08	%(e)	(0.12	)%(e)	1.21	%(e)	7%
Year Ended June 30, 2004(h)	17.66	(0.02)		6.27	—		6.25	—	—	—	23.91	35.35%		365,930	1.08%		(0.09)%		1.22%		28%

*	Excludes sales charge.
**	During the periods, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. The rate has not been annualized for periods of less than one year.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	For the period from July 1, 2004 to September 30, 2004.
(d)	Not annualized.
(e)	Annualized
(f)	For the period from April 19, 2004 (commencement of operations) to June 30, 2004.
(g)	For the period from September 30, 2004 (commencement of operations) to September 30, 2004.
(h)	The existing class of shares was designated Class S shares as of April 19, 2004.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Tamarack Small Cap Core Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities						Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate***
Class A
Year Ended September 30, 2008	$31.72	(0.17	)(a)	(4.79)		(b)	(4.96)	—	(5.49)	(5.49)	$21.27	(17.15)%		$1,046	1.54%		(0.71)%		2.27%		47%
Year Ended September 30, 2007	31.74	0.16	(a)	3.34		(b)	3.50	(0.11)	(3.41)	(3.52)	31.72	11.86%		1,401	1.55%		0.49%		2.13%		44%
Year Ended September 30, 2006	32.96	(0.15	)(a)	4.03		(b)	3.88	—	(5.10)	(5.10)	31.74	13.85%		2,382	1.55%		(0.49)%		2.15%		35%
Year Ended September 30, 2005	32.59	(0.24)		3.10		(b)	2.86	—	(2.49)	(2.49)	32.96	8.67%		2,793	1.55%		(0.77)%		2.13%		33%
Period Ended September 30, 2004(c)	32.69	(0.05)		(0.05)		(b)	(0.10)	—	—	—	32.59	(0.31	)%(d)	1,771	1.55	%(e)	(0.88	)%(e)	1.94	%(e)	8%
Period Ended June 30, 2004(f)	32.36	(0.03)		0.36	—		0.33	—	—	—	32.69	1.02	%(d)	882	1.54	%(e)	(1.08	)%(e)	2.64	%(e)	33%
Class I
Year Ended September 30, 2008	$31.94	(0.11	)(a)	(4.75)		(b)	(4.86)	(0.04)	(5.49)	(5.53)	$21.55	(16.65)%		$85	1.29%		(0.45)%		1.77%		47%
Period Ended September 30, 2007(g)	31.30	(0.02	)(a)	0.66		(b)	0.64	—	—	—	31.94	2.04%		102	1.30	%(e)	(0.35	)%(e)	1.46	%(e)	44%
Class C
Year Ended September 30, 2008	$30.86	(0.34	)(a)	(4.56)		(b)	(4.90)	—	(5.49)	(5.49)	$20.47	(17.52)%		$384	2.29%		(1.47)%		2.76%		47%
Year Ended September 30, 2007	31.08	(0.12	)(a)	3.31		(b)	3.19	—	(3.41)	(3.41)	30.86	11.01%		570	2.30%		(0.41)%		2.62%		44%
Year Ended September 30, 2006	32.59	(0.38	)(a)	3.97		(b)	3.59	—	(5.10)	(5.10)	31.08	13.01%		366	2.30%		(1.24)%		2.65%		35%
Year Ended September 30, 2005	32.47	(0.24)		2.85		(b)	2.61	—	(2.49)	(2.49)	32.59	7.89%		473	2.30%		(1.47)%		2.64%		33%
Period Ended September 30, 2004(c)	32.63	(0.12)		(0.04)		(b)	(0.16)	—	—	—	32.47	(0.49	)%(d)	196	2.30	%(e)	(1.58	)%(e)	2.52	%(e)	8%
Period Ended June 30, 2004(f)	32.36	(0.06)		0.33	—		0.27	—	—	—	32.63	0.83	%(d)	202	2.30	%(e)	(1.88	)%(e)	3.18	%(e)	33%
Class R
Year Ended September 30, 2008	$31.44	(0.23	)(a)	(4.66)		(b)	(4.89)	—	(5.49)	(5.49)	$21.06	(17.07)%		$11	1.79%		(0.96)%		2.26%		47%
Year Ended September 30, 2007	31.50	0.07	(a)	3.32		(b)	3.39	(0.04)	(3.41)	(3.45)	31.44	11.52%		16	1.80%		0.21%		2.12%		44%
Year Ended September 30, 2006	32.81	(0.23	)(a)	4.02		(b)	3.79	—	(5.10)	(5.10)	31.50	13.61%		15	1.80%		(0.73)%		2.15%		35%
Year Ended September 30, 2005	32.54	(0.28)		3.04		(b)	2.76	—	(2.49)	(2.49)	32.81	8.36%		18	1.80%		(1.01)%		2.15%		33%
Period Ended September 30, 2004(c)	32.66	(0.08)		(0.04)		(b)	(0.12)	—	—	—	32.54	(0.37	)%(d)	3	1.76	%(e)	(1.05	)%(e)	1.95	%(e)	8%
Period Ended June 30, 2004(f)	32.36	(0.06)		0.36	—		0.30	—	—	—	32.66	0.93	%(d)	3	1.82	%(e)	(0.98	)%(e)	2.38	%(e)	33%
Class S
Year Ended September 30, 2008	$31.94	(0.11	)(a)	(4.75)		(b)	(4.86)	(0.04)	(5.49)	(5.53)	$21.55	(16.68)%		$45,905	1.29%		(0.46)%		1.76%		47%
Year Ended September 30, 2007	31.95	0.23	(a)	3.36		(b)	3.59	(0.19)	(3.41)	(3.60)	31.94	12.10%		65,771	1.30%		0.70%		1.62%		44%
Year Ended September 30, 2006	33.06	(0.07	)(a)	4.06		(b)	3.99	—	(5.10)	(5.10)	31.95	14.18%		64,750	1.30%		(0.22)%		1.65%		35%
Year Ended September 30, 2005	32.62	(0.19)		3.12		(b)	2.93	—	(2.49)	(2.49)	33.06	8.89%		68,071	1.30%		(0.53)%		1.63%		33%
Period Ended September 30, 2004(c)	32.70	(0.05)		(0.03)		(b)	(0.08)	—	—	—	32.62	(0.24	)%(d)	74,165	1.30	%(e)	(0.57	)%(e)	1.53	%(e)	8%
Year Ended June 30, 2004(h)	23.78	(0.14)		9.06	—		8.92	—	—	—	32.70	37.57%		76,036	1.30%		(0.48)%		1.54%		33%

*	Excludes sales charge.
**	During the periods, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. The rate has not been annualized for periods of less than one year.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	For the period from July 1, 2004 to September 30, 2004.
(d)	Not annualized.
(e)	Annualized.
(f)	For the period from April 19, 2004 (commencement of operations) to June 30, 2004.
(g)	For the period August 2, 2007 (commencement of operations) to September 30, 2007.
(h)	The existing class of shares was designated Class S shares as of April 19, 2004.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Tamarack Value Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities						Distributions						Ratios/Supplemental Data
	Net Asset Value, Begin- ning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate***
Class A
Year Ended September 30, 2008	$43.03	0.34	(a)	(7.41)		(b)	(7.07)	(0.67)	(13.53)	(14.20)	$21.76	(22.60)%		$464	1.28%		1.28%		1.73%		162%
Year Ended September 30, 2007	41.61	0.48	(a)	5.03		(b)	5.51	(0.48)	(3.61)	(4.09)	43.03	13.91%		507	1.28%		1.11%		1.76%		136%
Year Ended September 30, 2006	45.66	0.41	(a)	3.10		(b)	3.51	(0.51)	(7.05)	(7.56)	41.61	8.84%		565	1.31%		0.98%		1.73%		38%
Year Ended September 30, 2005	45.01	0.43		4.53		(b)	4.96	(0.41)	(3.90)	(4.31)	45.66	11.12%		2,136	1.28%		1.16%		1.77%		35%
Period Ended September 30, 2004(c)	44.18	(0.01)		0.84		(b)	0.83	—	—	—	45.01	1.88	%(d)	717	1.21	%(e)	1.08	%(e)	1.65	%(e)	5%
Period Ended June 30, 2004(f)	44.16	0.08		(0.06)	—		0.02	—	—	—	44.18	0.05	%(d)	295	1.21	%(e)	1.43	%(e)	1.72	%(e)	14%
Class C
Year Ended September 30, 2008	$42.41	0.15	(a)	(7.33)		(b)	(7.18)	(0.31)	(13.53)	(13.84)	$21.39	(23.19)%		$24	2.02%		0.55%		2.22%		162%
Year Ended September 30, 2007	41.13	0.17	(a)	4.96		(b)	5.13	(0.24)	(3.61)	(3.85)	42.41	13.03%		20	2.03%		0.37%		2.25%		136%
Year Ended September 30, 2006	45.22	0.13	(a)	3.04		(b)	3.17	(0.21)	(7.05)	(7.26)	41.13	8.04%		23	2.05%		0.32%		2.21%		38%
Year Ended September 30, 2005	44.85	0.02		4.58		(b)	4.60	(0.33)	(3.90)	(4.23)	45.22	10.29%		27	2.02%		0.43%		2.26%		35%
Period Ended September 30, 2004(c)	44.11		(g)	0.74		(b)	0.74	—	—	—	44.85	1.68	%(d)	5	1.96	%(e)	0.21	%(e)	2.17	%(e)	5%
Period Ended June 30, 2004(f)	44.16	0.04		(0.09)	—		(0.05)	—	—	—	44.11	(0.11	)%(d)	5	1.97	%(e)	0.57%		2.20%		14%
Class R
Year Ended September 30, 2008	$42.90	0.28	(a)	(7.40)	—		(7.12)	(0.58)	(13.53)	(14.11)	$21.67	(22.82)%		$3	1.52%		1.01%		1.72%		162%
Year Ended September 30, 2007	41.56	0.37	(a)	5.02		(b)	5.39	(0.44)	(3.61)	(4.05)	42.90	13.63%		5	1.54%		0.84%		1.80%		136%
Year Ended September 30, 2006	45.59	0.35	(a)	3.05		(b)	3.40	(0.38)	(7.05)	(7.43)	41.56	8.56%		4	1.53%		0.85%		1.68%		38%
Year Ended September 30, 2005	44.95	0.44		4.40		(b)	4.84	(0.30)	(3.90)	(4.20)	45.59	10.85%		4	1.52%		0.99%		1.77%		35%
Period Ended September 30, 2004(c)	44.16	0.08		0.71		(b)	0.79	—	—	—	44.95	1.79	%(d)	3	1.44	%(e)	0.74	%(e)	1.65	%(e)	5%
Period Ended June 30, 2004(f)	44.16	0.09		(0.09)	—		—	—	—	—	44.16	0.00	%(d)	3	1.45	%(e)	1.08	%(e)	1.72	%(e)	14%
Class S
Year Ended September 30, 2008	$43.12	0.42	(a)	(7.43)		(b)	(7.01)	(0.78)	(13.53)	(14.31)	$21.80	(22.42)%		$174,232	1.02%		1.52%		1.22%		162%
Year Ended September 30, 2007	41.74	0.58	(a)	5.04		(b)	5.62	(0.63)	(3.61)	(4.24)	43.12	14.19%		269,368	1.03%		1.36%		1.26%		136%
Year Ended September 30, 2006	45.78	0.55	(a)	3.07		(b)	3.62	(0.61)	(7.05)	(7.66)	41.74	9.10%		291,662	1.05%		1.33%		1.22%		38%
Year Ended September 30, 2005	45.05	0.74		4.35		(b)	5.09	(0.46)	(3.90)	(4.36)	45.78	11.42%		366,952	1.01%		1.52%		1.25%		35%
Period Ended September 30, 2004(c)	44.20	0.14		0.71		(b)	0.85	—	—	—	45.05	1.92	%(d)	379,023	0.96	%(e)	1.22	%(e)	1.15	%(e)	5%
Year Ended June 30, 2004(g)	37.98	0.56		6.47	—		7.03	(0.41)	(0.40)	(0.81)	44.20	18.60%		386,932	0.96%		1.30%		1.14%		14%

*	Excludes sales charge.
**	During the periods, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. The rate has not been annualized for periods of less than one year.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	For the period from July 1, 2004 to September 30, 2004.
(d)	Not annualized.
(e)	Annualized.
(f)	For the period from April 19, 2004 (commencement of operations) to June 30, 2004.
(g)	The existing class of shares was designated Class S shares as of April 19, 2004.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Tamarack Microcap Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities						Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate***
Class A
Year Ended September 30, 2008	$22.34	0.05	(a)	(4.49)	(b	)	(4.44)	(0.02)	(1.50)	(1.52)	$16.38	(20.74)%		$19,641	1.31%		0.29%		1.74%		18%
Year Ended September 30, 2007	22.17	0.03	(a)	1.68	(b	)	1.71	—	(1.54)	(1.54)	22.34	7.68%		43,004	1.32%		0.14%		1.78%		17%
Year Ended September 30, 2006	21.52	0.00	(a)	2.53	(b	)	2.53	(0.04)	(1.84)	(1.88)	22.17	12.67%		29,186	1.33%		0.01%		1.74%		20%
Year Ended September 30, 2005	18.83	0.07		3.57	(b	)	3.64	(0.15)	(0.80)	(0.95)	21.52	19.62%		10,328	1.33%		(0.04)%		1.73%		8%
Period Ended September 30, 2004(c)	19.12	(0.01)		(0.28)	(b	)	(0.29)	—	—	—	18.83	(1.52	)%(d)	1,522	1.28	%(e)	0.04	%(e)	1.63	%(e)	3%
Period Ended June 30, 2004(f)	19.04	—		0.08	—		0.08	—	—	—	19.12	0.42	%(d)	405	1.26	%(e)	0.00	%(e)	1.91	%(e)	11%
Class C
Year Ended September 30, 2008	$21.82	(0.08	)(a)	(4.38)	(b	)	(4.46)	—	(1.50)	(1.50)	$15.86	(21.34)%		$1,723	2.06%		(0.45)%		2.23%		18%
Year Ended September 30, 2007	21.84	(0.13	)(a)	1.65	(b	)	1.52	—	(1.54)	(1.54)	21.82	6.89%		3,981	2.07%		(0.60)%		2.28%		17%
Year Ended September 30, 2006	21.33	(0.16	)(a)	2.51	(b	)	2.35	—	(1.84)	(1.84)	21.84	11.86%		2,073	2.08%		(0.73)%		2.25%		20%
Year Ended September 30, 2005	18.77	(0.08)		3.54	(b	)	3.46	(0.10)	(0.80)	(0.90)	21.33	18.72%		506	2.08%		(0.77)%		2.22%		8%
Period Ended September 30, 2004(c)	19.09	(0.02)		(0.30)	(b	)	(0.32)	—	—	—	18.77	(1.68	)%(d)	167	2.03	%(e)	(0.70	)%(e)	2.06	%(e)	3%
Period Ended June 30, 2004(f)	19.04	(0.02)		0.07	—		0.05	—	—	—	19.09	0.26	%(d)	4	2.03	%(e)	(0.62	)%(e)	2.22	%(e)	11%
Class R
Year Ended September 30, 2008	$22.21	0.01	(a)	(4.46)	(b	)	(4.45)	—	(1.50)	(1.50)	$16.26	(20.93)%		$578	1.57%		0.06%		1.77%		18%
Year Ended September 30, 2007	22.11	(0.02	)(a)	1.66	(b	)	1.64	—	(1.54)	(1.54)	22.21	7.42%		532	1.57%		(0.08)%		1.78%		17%
Year Ended September 30, 2006	21.47	(0.06	)(a)	2.54	(b	)	2.48	—	(1.84)	(1.84)	22.11	12.42%		164	1.59%		(0.27)%		1.73%		20%
Year Ended September 30, 2005	18.81	(0.03)		3.60	(b	)	3.57	(0.11)	(0.80)	(0.91)	21.47	19.27%		143	1.57%		(0.27)%		1.72%		8%
Period Ended September 30, 2004(c)	19.11	(0.01)		(0.29)	(b	)	(0.30)	—	—	—	18.81	(1.57	)%(d)	94	1.53	%(e)	(0.29	)%(e)	1.67	%(e)	3%
Period Ended June 30, 2004(f)	19.04	—		0.07	—		0.07	—	—	—	19.11	0.37	%(d)	104	1.49	%(e)	0.15	%(e)	2.17	%(e)	11%
Class S
Year Ended September 30, 2008	$22.47	0.10	(a)	(4.52)	(b	)	(4.42)	(0.08)	(1.50)	(1.58)	$16.47	(20.53)%		$261,041	1.07%		0.56%		1.26%		18%
Year Ended September 30, 2007	22.27	0.09	(a)	1.68	(b	)	1.77	(0.03)	(1.54)	(1.57)	22.47	7.95%		318,947	1.07%		0.39%		1.27%		17%
Year Ended September 30, 2006	21.59	0.05	(a)	2.55	(b	)	2.60	(0.08)	(1.84)	(1.92)	22.27	12.97%		261,594	1.09%		0.24%		1.23%		20%
Year Ended September 30, 2005	18.86	0.04		3.65	(b	)	3.69	(0.16)	(0.80)	(0.96)	21.59	19.89%		232,912	1.07%		0.23%		1.22%		8%
Period Ended September 30, 2004(c)	19.14	0.01		(0.29)	(b	)	(0.28)	—	—	—	18.86	(1.46	)%(d)	218,871	1.03	%(e)	0.22	%(e)	1.16	%(e)	3%
Year Ended June 30, 2004(g)	13.60	0.05		5.60	—		5.65	(0.05)	(0.06)	(0.11)	19.14	41.63%		234,956	1.03%		0.31%		1.20%		11%

*	Excludes sales charge.
**	During the periods, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. The rate has not been annualized for periods of less than one year.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	For the period from July 1, 2004 to September 30, 2004.
(d)	Not annualized.
(e)	Annualized.
(f)	For the period from April 19, 2004 (commencement of operations) to June 30, 2004.
(g)	The existing class of shares was designated Class S shares as of April 19, 2004.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2008

1. Organization

Tamarack Funds Trust (“Tamarack”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. Tamarack was organized as a Delaware statutory trust on December 16, 2003. Predecessor funds to Tamarack were reorganized as portfolios of Tamarack effective April 16,2004. This annual report includes the following seven investment portfolios (“Funds”):

•	Tamarack Large Cap Growth Fund (“Large Cap Growth Fund”)

•	Tamarack Mid Cap Growth Fund (“Mid Cap Growth Fund”)

•	Tamarack SMID Cap Growth Fund (“SMID Cap Growth Fund”)

•	Tamarack Enterprise Fund (“Enterprise Fund”)

•	Tamarack Small Cap Core Fund (“Small Cap Core Fund”)

•	Tamarack Value Fund (“Value Fund”)

•	Tamarack Microcap Value Fund (“Microcap Value Fund”)

The Large Cap Growth, Mid Cap Growth, SMID Cap Growth, Enterprise and Small Cap Core Funds offer five share classes: Class A, Class C, Class R, Class I and Class S shares. The Value and Microcap Value Funds offer four share classes: Class A, Class C, Class R and Class S shares. Class A shares are offered with a 5.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class C shares are offered at net asset value (i.e. no front-end sales charge), but are subject to a CDSC of 1.00% for redemptions within 12 months of purchase. Class R shares (available to certain 401(k) and other employer-sponsored retirement plans). Class I shares (intended for investors meeting certain investment minimum thresholds) and Class S shares are not subject to either a front-end sales charge or a CDSC.

Voyageur Asset Management Inc. (“Voyageur”) acts as the investment advisor for Tamarack. The officers of Tamarack (“Fund Management”) are also employees of Voyageur or its affiliates or of PNC Global Investment Servicing (U.S.) Inc. (“PNC”), formerly known as PFPC Inc.

2. Significant Accounting Policies

Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“GAAP”). Fund Management follows these policies when preparing financial statements. Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Recent Accounting Standard:

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTES TO FINANCIAL STATEMENTS

Security Valuation:

Equity securities are generally valued on the basis of prices furnished by pricing services approved by Tamarack’s Board of Trustees (the “Board”). Equity securities traded on one or more U.S. exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the valuation time. Valuation time is as of the dose of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time) and these financial statements have been prepared as of this time on September 30, 2008. If there was no sale on the primary exchange on the day the net asset value is calculated, the most recent bid quotation generally will be used. In cases where neither closing prices nor bid prices are available, or where those prices do not accurately reflect the value of the security, a security will be valued in accordance with the Fund’s approved pricing and valuation procedures to determine a security’s fair value. These procedures are also used to determine the fair value of a security if a significant event occurs that materially affects the value of the security. Investments in open-end investment companies are valued at net asset value. Short-term securities with less than 60 days to maturity at time of purchase are valued at amortized cost.

Repurchase Agreements:

The Funds may enter into repurchase agreements with primary dealers that report to the Federal Reserve Bank of New York or the 100 largest U.S. commercial banks (as measured by domestic deposits) who are deemed creditworthy under guidelines approved by the Board. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the Funds’ custodian bank until maturity of the repurchase agreement. The Funds have procedures to secure additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the repurchase agreement in the event of a default. Repurchase agreements were held at year end by the following funds: Large Cap Growth Fund, Mid Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Value Fund, and Micro Cap Value Fund. Collateral details and repurchase agreement amounts are found in the Schedules of Portfolio Investments.

Investment Transactions and Income:

Investment transactions are recorded on one business day after trade date, except on the last day of each fiscal quarter end, when they are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or portfolio management fees. Expenses incurred by Tamarack, such as trustee or legal fees, are allocated among each of the Funds either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Financial Instruments:

The Funds may enter into futures contracts in an effort to hedge against market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected

NOTES TO FINANCIAL STATEMENTS

benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying index. A Fund would recognize an unrealized gain or loss each day equal to these daily payments. The Funds did not enter into futures contracts during the year ended September 30, 2008.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends and capital gains on each Fund are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., net operating loss, foreign currency transactions, distribution redisignations and prior year spillbacks), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment. Such differences are not reflected in the calculation of the Financial Highlights. The Value Fund utilizes earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

For the year ended September 30, 2008, permanent difference reclassification amounts were as follows:

	Increase/(Decrease) Paid in Capital	Increase/Decrease) Undistributed Net Investment Income	Increase/(Decrease) Accumulated Realized Gain/(Loss)
Large Cap Growth Fund	$(14,506,904)	$22,418	$14,484,486
Mid Cap Growth Fund	(587,430)	587,430	—
SMID Cap Growth Fund	(75,144)	75,140	4
Enterprise Fund	(369,825)	528,236	(158,411)
Small Cap Core Fund	(145,252)	257,221	(111,969)
Value Fund	1	(88)	87
Microcap Value Fund	(94)	101	(7)

3. Agreements and Other Transactions with Affiliates

Tamarack has entered into investment advisory agreements with Voyageur under which Voyageur manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreements require each Fund to pay Voyageur a monthly fee based upon average daily net assets. Under the terms of the advisory contracts, Voyageur is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

	Average Daily Net Assets of Fund	Annual Rate
Large Cap Growth Fund	All Net Assets	0.70%
Mid Cap Growth Fund	All Net Assets	0.70%
SMID Cap Growth Fund	All Net Assets	0.70%

NOTES TO FINANCIAL STATEMENTS

	Average Daily Net Assets of Fund	Annual Rate
Enterprise Fund	Up to $30 million	1.40%
	Over $30 million	0.90%
Small Cap Core Fund	Up to $30 million	1.40%
	Over $30 million	0.90%
Value Fund	All Net Assets	0.85%
Microcap Value Fund	Up to $50 million	0.70%
	Up to $100 million	0.80%

Voyageur has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Class S and Class I shares of each Fund to the following levels. This expense limitation agreement is in place February 1, 2008 until January 31, 2009.

Annual Rate
Large Cap Growth Fund	1.00%
Mid Cap Growth Fund	1.10%
SMID Cap Growth Fund	1.25%
Enterprise Fund	1.08%
Small Cap Core Fund	1.30%
Value Fund	1.03%
Microcap Value Fund	1.07%

Classes A, C, and R vary from these limits only by the addition of class-specific 12b-1 fees. These expense limitation agreements are in place until January 31, 2009. Each Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by Voyageur, any expenses in excess of the expense limitation and repay Voyageur such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation stated above. Voyageur may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice.

Voyageur serves as co-administrator to the Funds. Effective October 8, 2007, PNC became the Funds’ co-administrator and fund accounting agent. Prior to October 8, 2007, Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.) served as sub-administrator. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, Voyageur receives from each Fund a fee, payable monthly, at the annual rate of 0.075% of each Fund’s average daily net assets. PNC receives a fee for its services payable by the Funds based on the Funds’ average net assets. Voyageur’s fee is listed as “Administration fees” in the Statements of Operations. PNC’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Funds are affiliated with the adviser or the administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

4. Fund Distribution

Each of the Funds has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Tamarack Distributors Inc. (the “Distributor”) acts as the Funds’ distributor. The Distributor is an affiliate of Voyageur. The Plan permits each Fund to make payments for or to reimburse the Distributor monthly for distribution-related costs and expenses of marketing shares of each share class covered under the Plan; and/or for providing shareholder services. The following chart shows the current Plan fee rate for each class.

	Class A		Class C	Class R
12b-1 Plan Fee	0.25	%*	1.00%	0.50%

*	The maximum Plan fee rate for Class A shares is 0.05%. The Distributor is contractually waiving 0.25% of the total 0.50% Plan fee for Class A at least through January 31, 2009.

NOTES TO FINANCIAL STATEMENTS

Plan fees are based on average daily net assets of the applicable class. Up to 0.25% of each Plan fee may be designated as a Service Fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part.

For the year ended September 30, 2008, the Distributor received commissions of $57,062 from front-end sales charges of Class A shares of the Funds, of which $12,509 was paid to affiliated broker-dealers, the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor. The distributor also received $2,506 from CDSC fees from Class C shares of the Funds. The Distributor received no CDSC fees from Class A shares of the Funds during the year ended September 30, 2008.

5. Securities Transactions

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2008 were as follows:

	Purchases	Sales
Large Cap Growth Fund	$39,069,346	$49,813,861
Mid Cap Growth Fund	47,171,355	48,567,412
SMID Cap Growth Fund	5,943,583	9,129,579
Enterprises Fund	57,362,129	129,065,598
Small Cap Core Fund	24,832,266	35,015,333
Value Fund	354,367,867	393,965,481
Microcap Value Fund	55,660,121	59,048,585

Within the guidelines established by the Funds to always seek best execution when entering into portfolio transactions, certain of the Funds use directed brokerage transactions through LIR Recapture Services (“LIR”) and its correspondent brokers. A portion of the commissions paid for portfolio transactions under this program are reimbursed to the Funds and are recorded as net realized gains from investment transactions in the financial statements.

6. Capital share Transactions

Tamarack is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in shares of the Funds are summarized on the following pages:

	Tamarack Large Cap Growth Fund		Tamarack Mid Cap Growth Fund
	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$637,476	$628,900	$2,906,833	$2,072,854
Distributions reinvested	—	—	2,640,566	1,144,886
Cost of Shares redeemed	(1,104,104)	(1,957,230)	(4,652,827)	(17,325,889)

Change in Class A	$(466,628)	$(1,328,330)	$894,572	$(14,108,149)

Class I
Proceeds from shares issued	$43,830	$57,836	$13,518,790	$9,765,209
Distributions reinvested	—	—	5,730,436	1,874,960
Cost of Shares redeemed	(316,089)	(388,159)	(12,600,472)	(16,967,814)

Change in Class I	$(272,259)	$(330,323)	$6,648,754	$(5,327,645)

NOTES TO FINANCIAL STATEMENTS

	Tamarack Large Cap Growth Fund		Tamarack Mid Cap Growth Fund
	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Class C
Proceeds from shares issued	$114,000	$9,000	$—	$62,580
Distributions reinvested	—	—	91,961	58,278
Cost of shares redeemed	(4,572)	(17)	(976,575)	(1,087,113)

Change in Class C	$109,428	$8,983	$(884,614)	$(966,255)

Class R
Distributions reinvested	$—	$—	$948	$286
Cost of shares redeemed	(514)	—	(22)	—

Change in Class R	$(514)	$—	$926	$286

Class S
Proceeds from shares issued	$1,012,835	$801,443	$334,631	$264,776
Distributions reinvested	—	—	157,839	43,434
Cost of shares redeemed	(12,226,101)	(28,996,971)	(322,272)	(499,372)

Change in Class S	$(11,213,266)	$(28,195,528)	$170,198	$(191,162)

Change in net assets resulting from capital transactions	$(11,843,239)	$(29,845,198)	$6,829,836	$(20,592,925)

SHARE TRANSACTIONS:
Class A
Issued	55,203	54,866	246,121	162,519
Reinvested	—	—	214,331	93,384
Redeemed	(98,867)	(173,165)	(394,814)	(1,328,930)

Change in Class A	(43,664)	(118,299)	65,638	(1,073,027)

Class I
Issued	4,066	5,116	1,087,452	725,294
Reinvested	—	—	448,391	148,335
Redeemed	(28,065)	(32,869)	(1,040,588)	(1,273,964)

Change in Class I	(23,999)	(27,753)	495,255	(400,335)

Class C
Issued	10,374	819	—	5,063
Reinvested	—	—	7,702	4,856
Redeemed	(418)	—	(88,051)	(84,202)

Change in Class C	9,956	819	(80,349)	(74,283)

Class R
Reinvested	—	—	78	23
Redeemed	(46)	—	(2)	—

Change in Class R	(46)	—	76	23

Class S
Issued	87,136	69,272	25,251	19,436
Reinvested	—	—	12,341	3,434
Redeemed	(1,041,694)	(2,507,418)	(26,994)	(37,659)

Change in Class S	(954,558)	(2,438,146)	10,598	(14,789)

Change in shares resulting from capital transactions	(1,012,311)	(2,583,379)	491,218	(1,562,411)

NOTES TO FINANCIAL STATEMENTS

	Tamarack SMID Cap Growth Fund		Tamarack Enterprise Fund
	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$785,913	$700,806	$756,580	$3,737,995
Distributions reinvested	642,370	361,996	2,151,734	1,472,750
Cost of shares redeemed	(1,280,524)	(1,926,741)	(9,459,263)	(4,461,071)

Change in Class A	$147,759	$(863,939)	$(6,550,949)	$749,674

Class I
Proceeds from shares issued	$5,719	$1,093,278	$2,778,617	$9,565,365
Distributions reinvested	580,885	270,792	5,864,860	3,044,157
Cost of shares redeemed	(2,507,854)	(1,251,313)	(6,897,094)	(5,538,851)

Change in Class I	$(1,921,250)	$112,757	$1,746,383	$7,070,671

Class C
Proceeds from shares issued	$20,000	$101	$145,451	$541,137
Distributions reinvested	3,702	2,362	298,946	204,733
Cost of shares redeemed	(50)	(12,683)	(717,448)	(813,124)

Change in Class C	$23, 652	$(10,220)	$(273,051)	$(67,254)

Class R
Proceeds from shares issued	$8,586	$38,341	$15,119	$1,702
Distributions reinvested	8,006	2,031	868	366
Cost of shares redeemed	(24,315)	(40)	(11,564)	(2,405)

Change in Class R	$(7,723)	$40,332	$4,423	$(337)

Class S
Proceeds from shares issued	$11,643	$118,115	$16,676,648	$24,703,605
Distributions reinvested	44,686	17,044	33,358,430	22,534,553
Cost of shares redeemed	(92,725)	(107,087)	(77,826,392)	(81,111,127)

Change in Class S	$(36,396)	$28,072	$(27,791,314)	$(33,872,969)

Change in net assets resulting from capital transactions	$(1,793,958)	$(692,998)	$(32,864,508)	$(26,120,215)

SHARE TRANSACTIONS:
Class A
Issued	93,336	66,929	37,961	145,010
Reinvested	72,015	35,984	106,311	60,433
Redeemed	(153,657)	(184,312)	(499,159)	(173,141)

Change in Class A	11,694	(81,399)	(354,887)	32,302

Class I
Issued	665	98,520	141,476	378,667
Reinvested	62,327	25,988	287,493	123,998
Redeemed	(310,138)	(115,496)	(364,198)	(213,990)

Change in Class I	(247,146)	9,012	64,771	288,675

Class C
Issued	2,729	10	7,358	21,432
Reinvested	432	241	15,323	8,609
Redeemed	(6)	(1,266)	(38,513)	(32,260)

Change in Class C	3,155	(1,015)	(15,832)	(2,219)

Class R
Issued	1,025	3,700	858	68
Reinvested	912	204	43	15
Redeemed	(2,711)	—	(522)	(100)

Change in Class R	(774)	3,904	379	(17)

Class S
Issued	1,227	11,021	840,497	954,229
Reinvested	4,800	1,637	1,636,019	918,278
Redeemed	(10,780)	(9,673)	(3,905,621)	(3,123,312)

Change in Class S	(4,753)	2,985	(1,429,105)	(1,250,805)

Change in shares resulting from capital transactions	(237,824)	(66,513)	(1,734,674)	(932,064)

NOTES TO FINANCIAL STATEMENTS

	Tamarack Small Cap Core Fund		Tamarack Value Fund
	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007(a)	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$192,481	$699,107	$371,029	$120,993
Distributions reinvested	225,429	247,641	108,540	43,523
Cost of shares redeemed	(304,470)	(2,006,483)	(205,995)	(238,045)

Change in Class A	$113,440	$(1,059,735)	$273,574	$(73,529)

Class I
Proceeds from shares issued	$—	$100,000	—	—
Distributions reinvested	17,685	—	—	—

Change in Class I	$17,685	$100,000	$—	$—

Class C
Proceeds from shares issued	$—	$250,431	$11,100	$1,000
Distributions reinvested	95,884	46,062	6,411	2,266
Cost of shares redeemed	(92,187)	(94,594)	(263)	(7,740)

Change in Class C	$3,697	$201,899	$17,248	$(4,474)

Class R
Distributions reinvested	$784	$440	$1,487	$388
Cost of shares redeemed	(16)	—	(13)	—

Change in Class R	$768	$440	$1,474	$388

Class S
Proceeds from shares issued	$2,765,013	$1,671,816	$3,663,742	$3,653,513
Distributions reinvested	10,369,478	6,671,684	82,713,848	27,130,832
Cost of shares redeemed	(12,032,870)	(7,772,556)	(40,339,761)	(62,387,585)

Change in Class S	$1,101,621	$570,944	$46,037,829	$(31,603,240)

Change in net assets resulting from capital transactions	$1,237,211	$(186,452)	$46,330,125	$(31,680,855)

SHARE TRANSACTIONS:
Class A
Issued	8,061	22,036	14,127	2,859
Reinvested	9,688	8,366	4,035	1,080
Redeemed	(12,732)	(61,275)	(8,629)	(5,732)

Change in Class A	5,017	(30,873)	9,533	(1,793)

Class I
Issued	—	3,195	—	—
Reinvested	752	—	—	—

Change in Class I	752	3,195	—	—

Class C
Issued	—	8,142	436	24
Reinvested	4,257	1,590	241	57
Redeemed	(3,976)	(3,023)	(7)	(182)

Change in Class C	281	6,709	670	(101)

Class R
Reinvested	35	15	56	10
Redeemed	(1)	—	(1)	—

Change in Class R	34	15	55	10

Class S
Issued	118,333	52,501	133,042	88,582
Reinvested	440,880	224,183	3,074,865	672,888
Redeemed	(488,046)	(244,429)	(1,460,879)	(1,503,060)

Change in Class S	71,167	32,255	1,747,028	(741,590)

Change in shares resulting from capital transactions	77,251	11,301	1,757,286	(743,474)

(a)	The Tamarack Small Cap Core Fund Class I Shares are for the period from August 2, 2007 (commencement of operations) to September 30, 2007.

NOTES TO FINANCIAL STATEMENTS

	Tamarack Microcap Value Fund
	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,065,076	$21,788,187
Distributions reinvested	1,658,167	1,656,596
Cost of shares redeemed	(22,030,260)	(9,355,958)

Change in Class A	$(14,307,017)	$14,088,825

Class C
Proceeds from shares issued	$298,348	$2,252,195
Distributions reinvested	226,017	138,761
Cost of shares redeemed	(1,830,778)	(417,303)

Change in Class C	$(1,306,413)	$1,973,653

Class R
Proceeds from shares issued	$367,046	$552,901
Distributions reinvested	38,764	23,703
Cost of shares redeemed	(185,753)	(199,949)

Change in Class R	$(220,057)	$376,655

Class S
Proceeds from shares issued	$156,761,980	$124,579,974
Distributions reinvested	22,894,972	19,094,543
Cost of shares redeemed	(146,059,330)	(87,537,295)

Change in Class S	$33,597,622	$56,137,222

Change in net assets resulting from capital transactions	$18,204,249	$72,576,355

SHARE TRANSACTIONS:
Class A
Issued	328,343	942,583
Reinvested	88,577	73,889
Redeemed	(1,142,761)	(408,013)

Change in Class A	(725,841)	608,459

Class C
Issued	15,814	100,164
Reinvested	12,398	6,301
Redeemed	(102,018)	(18,917)

Change in Class C	(73,806)	87,548

Class R
Issued	19,673	24,124
Reinvested	2,083	1,061
Redeemed	(10,165)	(8,659)

Change in Class R	11,591	16,526

Class S
Issued	8,292,661	5,386,852
Reinvested	1,219,115	848,646
Redeemed	(7,857,761)	(3,786,534)

Change in Class S	1,654,015	2,448,964

Change in shares resulting from capital transactions	865,959	3,161,497

7. Federal Income Taxes

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

The Funds adopted the provisions of FASB Interpretation No. 48 (“FIN48”), Accounting for Uncertainty in Income Taxes, on March 30, 2008. The implementation of FIN48 resulted in no material liability for unrecognized tax benefits and no material change to the net asset value of the Funds at the beginning of the day. As of September 30, 2008, the Funds did not have a

NOTES TO FINANCIAL STATEMENTS

liability for any uncertain tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2004 and by state authorities for tax years before 2003.

As of September 20, 2008, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Growth Fund	$82,623,453	$9,196,370	$(7,061,023)	$2,135,347
Mid Cap Growth Fund	83,912,713	14,483,341	(10,014,716)	4,468,625
SMID Cap Growth Fund	5,367,274	515,123	(584,843)	(69,720)
Enterprise Fund	200,151,735	48,922,135	(51,042,750)	(2,120,615)
Small Cap Core Fund	43,784,116	9,385,960	(5,429,442)	3,956,518
Value Fund	173,654,479	11,813,495	(11,954,460)	(140,965)
Microcap Value Fund	309,996,947	62,368,472	(89,338,403)	(26,969,931)

The tax character of distributions during the fiscal year ended September 30, 2008 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid*
Mid Cap Growth Fund	$—	$8,899,936	$8,899,936	$8,899,936
SMID Cap Growth Fund	—	1,311,643	1,311,643	1,311,643
Enterprise Fund	5,347,268	39,206,879	44,554,147	44,554,147
Small Cap Core Fund	612,109	10,469,488	11,081,597	11,081,597
Value Fund	11,195,735	75,497,358	86,693,093	86,693,093
Microcap Value Fund	4,259,319	22,189,910	26,449,229	26,449,229

The tax character of distributions during the fiscal year ended September 30, 2007 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid*
Mid Cap Growth Fund	$60,768	$3,123,176	$3,183,944	$3,183,944
SMID Cap Growth Fund	—	677,944	677,944	677,944
Enterprise Fund	8,366,757	21,688,785	30,055,542	30,055,542
Small Cap Core Fund	1,235,665	6,243,016	7,478,681	7,478,681
Value Fund	4,204,655	24,235,218	28,439,873	28,439,873
Microcap Value Fund	1,852,038	20,157,497	22,009,535	22,009,535

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2008 the components of accumulated earnings/(losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Losses)
Large Cap Growth Fund	$—	$—	$—	$(13,369,709)	$2,135,347	$(11,234,362)
Mid Cap Growth Fund	—	696,472	696,472	(2,589)	4,468,625	5,162,508
SMID Cap Growth Fund	—	—	—	(74,721)	(69,720)	(144,441)
Enterprise Fund	—	17,278,096	17,278,096	—	(2,120,615)	15,157,481
Small Cap Core Fund	—	4,245,845	4,245,845	—	3,956,518	8,202,363
Value Fund	2,270,488	—	2,270,488	(22,268,596)	(140,965)	(20,139,073)
Microcap Value Fund	1,987,733	13,105,772	15,093,505	—	(26,969,931)	(11,876,426)

As of September 30, 2008, the following Fund had net capital loss carryforwards as successor to a merger and subject to certain limitations on utilization. To the extent that these carryforwards are utilized, it is probable that the realized gains that are offset will not be required to be distributed to shareholders.

	Capital Loss Carryforward	Expires
Large Cap Growth Fund	$9,673,722	2009
	2,915,217	2010
	612,261	2016

8. Market Timing

Tamarack strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase, in addition to limiting the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by Voyageur. This redemption fee is not charged in cases where, for example, the redemption results from an automatic reinvestments or assets re-allocation not specifically directed by the shareholder. Tamarack also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of Tamarack’s policies on market timing and/or excessive trading. During the Year ended September 30, 2008, the redemption fees collected by each Fund were as follows:

Redemption Fees
Large Cap Growth Fund	$545
Mid Cap Growth Fund	2,446
SMID Cap Growth Fund	14
Enterprise Fund	1,279
Small Cap Core Fund	491
Value Fund	82
Microcap Value Fund	316

9. Soft Dollars

The term soft dollars generally refers to arrangements in which services other than trade execution are received from a broker-dealer. Federal securities laws permit a fund advisor to incur commission charges on behalf of a Fund that are higher than another broker dealer would have charged if the advisor believes the charges are reasonable in relation to the brokerage and research services received. Voyageur has a fiduciary duty to the shareholders of the Funds to seek the best execution price for all of the Funds’ securities transactions. Fund management believes that using soft dollars to purchase brokerage and research services may, in certain cases, be in a Fund’s best interest. As of September 30, 2008, certain of the Funds used soft dollar arrangements on a limited basis. Fund management continues to closely monitor its current use of soft dollars, in addition to regulatory developments in this area for any possible impact on Fund policies.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Tamarack Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Tamarack Large Cap Growth Fund, Tamarack Mid Cap Growth Fund, Tamarack SMID Cap Growth Fund, Tamarack Enterprise Fund, Tamarack Small Cap Core Fund, Tamarack Value Fund, and Tamarack Microcap Value Fund (the “Funds”), seven of the portfolios constituting the Tamarack Funds Trust, as of September 30, 2008, the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. We have audited the financial highlights for each of the four years in the period ended September 30, 2008, for the period from May 1, 2004 through September 30, 2004, and for the year ended April 30, 2004 for Large Cap Growth Fund, Mid Cap Growth Fund, and SMID Cap Growth Fund. We have audited the financial highlights for each of the four years in the period ended September 30, 2008, for the period from July 1, 2004 through September 30, 2004, and for the period from April 19, 2004 (commencement of operations) to June 30, 2004 for Enterprise Fund, Small Cap Core Fund, Value Fund, and Microcap Value Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the Funds’ custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Tamarack Funds Trust referred to above as of September 30, 2008, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

November 26, 2008

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30,2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2008 Form 1099-DIV.

For the year ended September 30,2008, the following Funds have qualified dividend income percentages of:

Qualified Dividend Income
Enterprise Fund	33.74%
Small Cap Core Fund	37.72%
Value Fund	72.32%
Microcap Value Fund	100.00%

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended September 30, 2008 qualify for the corporate dividends received deduction;

Dividends Received Deduction
Enterprise Fund	44.69%
Small Cap Core Fund	76.00%
Value Fund	75.00%
Microcap Value Fund	100.00%

For the year ended September 30, 2008 the following Funds had net long term capital gains:

Net Long Term Capital Gains
Mid Cap Growth Fund	$8,899,936
SMID Cap Growth Fund	$1,311,643
Enterprise Fund	$39,048,459
Small Cap Core Fund	$10,467,580
Value Fund	$75,497,396

MANAGEMENT (Unaudited)

Independent Trustees(1)

T. Geron Bell (66)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002-present); prior thereto President of the Minnesota Twins Baseball Club Incorporated (1987-2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 15 Other Director/Trustee Positions Held by Trustee: None

Lucy Hancock Bode (56)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed)

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Other Director/Trustee Positions Held by Trustee: BioSignia

Leslie H. Garner Jr. (57)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President, Cornell College

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Other Director/Trustee Positions Held by Trustee: None

Ronald James (57)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000-present)

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Other Director/Trustee Positions Held by Trustee: Best Buy Co. Inc.; Bremer Financial Corporation

John A. MacDonald (59)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Chief Investment Officer, Hall Family Foundation

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Other Director/Trustee Positions Held by Trustee: None

H. David Rybolt (65)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee; since January 2004)

Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting)

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Other Director/Trustee Positions Held by Trustee: None

James R. Seward (55)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Private investor (2000-present); CFA

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Other Director/Trustee Positions Held by Trustee: Syntroleum Corporation

(1)	Unless otherwise specified, the address of each trustee/officer is Tamarack Funds, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

MANAGEMENT (Unaudited)

Independent Trustees(1)

William B. Taylor (62)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since September 2005)

Principal Occupation(s) During Past 5 Years: Consultant (2003-present); prior thereto Partner (until 2003) Ernst & Young LLP

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Interested Trustees(1)

Erik R. Preus (42)(2)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since September 2005)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Tamarack Funds Trust (2006-present); Head of Retail Asset Management, Voyageur Asset Management (2006-present); Director, President and Chief Executive Officer, Tamarack Distributors Inc. (2005-present); Chief Operating Officer, Voyageur Asset Management (2005-2006); Director, Investment Consulting Services, RBC Dain Rauscher Inc; (2004-2005); Director, Voyageur Advisory Services; Voyageur Asset Management (2003-2004); Senior Vice President, Divisional Sales Manager, PIMCO Allianz Investments, and its predecessor firm, Nicholas Applegate (2001-2003).

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Executive Officers(1)

Erik R. Preus (42)

Position Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2006

Principal Occupation(s) During Past 5 Years: Head of Retail Asset Management, Voyageur Asset Management (2006-present), Chief Operating Officer (2005-2006), Voyageur Asset Management; Director, Investment Consulting Services, RBC Dain Rauscher Inc; (2004-2005); Director, Voyageur Advisory Services; Voyageur Asset Management (2003-2004); Senior Vice President, Divisional Sales Manager, PIMCO Allianz Investments, and its predecessor firm, Nicholas Applegate (2001-2003)

David P. Lux (53)

Position Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since September 2005

Principal Occupation(s) During Past 5 Years:) Vice President and Director, Mutual Funds, Voyageur Asset Management (2006-present); Director, Tamarack Distributors Inc. (2006-present); Treasurer, Tamarack Funds (2005 to September 2007); Controller, Tamarack Funds Trust (2004-2005); Vice President and Mutual Funds finance Manager, Voyageur Asset Management (2004-2006); Senior Financial Analyst, Voyageur Asset Management (2003-2004); Senior Financial Analyst, RBC Dain Rauscher (1995-2003)

James A. Gallo (43)

Address: PNC Global Investment Servicing (U.S.) Inc. (formerly known as PFPC Inc.), 760 Moore Road, King of Prussia, PA 19406

Position Term of Office and Length of Time Served with the Trust: Treasurer Since October, 2007

Principal Occupation(s) During Past 5 Years: Senior Vice President and Managing Director, PNC Global Investment Servicing (2002-present); Vice President and Executive Director, Morgan Stanley (1998-2002)

(1)	Unless otherwise specified, the address of each trustee/officer is Tamarack Funds, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.
(2)	Erik R. Preus has been determined to be an interested Trustee by virtue of his affiliation with the Trust.

MANAGEMENT (Unaudited)

Executive Officers(1)

Kathleen A. Gorman (44)

Position Term of Office and Length of Time Served with the Trust: Chief Compliance Officer (“CCO”) since April 2006 and Assistant Secretary since September 2006

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, Voyageur Asset Management (2006-present), Director, Asset Management Compliance, RiverSource Investments (2004-2006); Senior Compliance Officer, U.S. Bancorp Asset Management (1994-2004)

Martin A. Cramer (58)

Position Term of Office and Length of Time Served with the Trust: AML Compliance Officer and Privacy Officer since January 2004 and Vice President since September 2006

Principal Occupation(s) During Past 5 Years: Vice President and Mutual Fund Administration Manager, Voyageur Asset Management (2003-present); Chief Compliance Officer, Tamarack Distributors Inc. (2008-present); Vice President, Tamarack Distributors Inc. (2007-present); Senior Compliance Officer, Tamarack Funds (2006-2007); Chief Compliance Officer, Tamarack Funds (2004-2006); Legal and Regulatory Affairs Vice President, Compliance Officer and Secretary, Jones & Babson (mutual fund management and distribution company)(1993-2003); Vice President, Assistant Secretary, Compliance Officer and AML Compliance Officer (2003-2004)2; and formerly Vice President, Chief Compliance Officer and Secretary, Buffalo Fund Complex (1994-2003) and Secretary, Gold Bank Funds3 (2001-2003)

Lee Greenhalgh (37)

Position Term of Office and Length of Time Served with the Trust: Acting Chief Legal Officer and Acting Secretary since January 2008

Principal Occupation(s) During Past 5 Years: Associate General Counsel, RBC Capital Markets Holdings (USA) Inc. (2006-present); Asset Management Compliance, RiverSource Investments (2004-2006); Procurement Attorney, Ameriprise Financial (2002-2004); Associate Attorney, Dorsey & Whitney LLP (1999-2002)

Gordon Telfer (42)

Position Term of Office and Length of Time Served with the Trust: Portfolio Strategist, since March 2004

Principal Occupation(s) During Past 5 Years: Head of Growth Equities, Voyageur Asset Management (2008-present); Senior Portfolio Manager, Voyageur Asset Management (2004-2008), Managing Director, Voyageur Asset Management (2007-present); Vice President, Voyageur Asset Management (2004-2007); Senior Portfolio Manager, Alliance Capital Management (2000-2003); Senior Vice President, Global Strategist, Scudder Kemper Investments (1997-2000)

Nancy M. Scinto (48)

Position Term of Office and Length of Time Served with the Trust: Chief Investment Officer, Equity Products since January 2004

Principal Occupation(s) During Past 5 Years: Head of Growth Equities, Voyageur Asset Management (2008-present); Director of Research, Voyageur Asset Management (2003-2008); Managing Director, Voyageur Asset Management (1999- present)

John M. Huber (40)

Position Term of Office and Length of Time Served with the Trust: Chief Investment Officer, Fixed Income Products since February 2005

Principal Occupation(s) During Past 5 Years: Chief Investment Officer, Fixed Income, Voyageur Asset Management (2004- present); Senior Portfolio Manager, Galliard Capital Management (1995-2004)

(1)	The address of each trustee/officer is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.
(2)	Great Hall Investment Funds, Inc., J&B Funds, Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson-Stewart Ivory International Fund. Inc., Babson Value Fund, Inc., David L. Babson Growth Fund, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-free Income Fund, Inc., Shadow Stock Fund, Inc., and Investors Mark Series Fund, Inc.
(3)	The Buffalo Fund Complex consists of Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Small Cap Fund. Inc.. Buffalo USA Global Fund, Inc., and the Buffalo Funds, which is a series fund consisting of Buffalo Science & Technology Fund and Buffalo Mid Cap Fund. Gold Bank Funds is a series fund consisting of Gold Bank Equity and Gold Bank Money Market Fund.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

SHARE CLASS INFORMATION (UNAUDITED)

The Tamarack Equity Funds offer up to five share classes. These five share classes are the A, C, R, I, and S classes.

Class A

Class A shares are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum up-front sales charge of 5.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee. (The 12b-1 Plan allows for 50 bps, but the Funds’ distributor is currently voluntarily waiving 25 bps. The Distributor currently has no plans to discontinue this waiver.) Class A shares have a higher up-front sales charge (load) than Class C shares, but a lower annual expense ratio.

Class C

Class C shares are also available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class C shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. (No CDSC will be charged on shares acquired through reinvestment of dividends or capital gains.) C Class shares expenses include a 1.00% (100 bps) annual 12b-1 service and distribution fee. Class C shares have a lower up-front sales charge (load) than Class A shares, but due to the higher service and distribution fee, have higher annual expenses than A Class shares.

Class R

Class R shares are available for purchase through employer-sponsored or 401(k) retirement plans for which omnibus or program-level accounts are held on the books of the Funds. Class R shares have no up-front sales charge (load), but are subject to a 0.50% (50 bps) 12b-1 service and distribution fee. Class R shares currently have annual expenses between Class A and Class C share expenses.

Class S

Class S shares are available to investors purchasing shares directly through the Fund or its agent, BFDS, or through certain fee-based programs of broker-dealers or registered investment advisors. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class I

Class I shares are available in the Large Cap Growth, Mid Cap Growth, SMID Cap Growth, Enterprise, and Small Cap Core Funds. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

For an investor purchasing Tamarack Funds shares through a financial services intermediary, the question as to which share class, A or C, is the better choice is dependent on many factors, including the amount to be invested and the length of time an investor anticipates holding the shares. An investor should consult with his or her financial advisor about his or her personal financial situation to determine which share class is the best choice for his or her individual situation.

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the Tamarack Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including management fees; 12b-1 distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Tamarack Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 through September 30, 2008.

Actual Expenses and Performance

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 =8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period* 4/1/08-9/30/08	Annualized Expense Ratio During Period 4/1/08-9/30/08
Large Cap Growth Fund	Class A	$1,000.00	$904.20	$5.90	1.24%
	Class I	1,000.00	905.70	4.72	0.99%
	Class C	1,000.00	901.40	9.46	1.99%
	Class R	1,000.00	903.20	7.23	1.52%
	Class S	1,000.00	905.70	4.72	0.99%

Mid Cap Growth Fund	Class A	1,000.00	918.80	6.48	1.35%
	Class I	1,000.00	920.00	5.28	1.10%
	Class C	1,000.00	915.10	10.05	2.10%
	Class R	1,000.00	917.00	7.76	1.62%
	Class S	1,000.00	920.10	5.28	1.10%

SMID Cap Growth Fund	Class A	1,000.00	942.00	7.28	1.50%
	Class I	1,000.00	946.90	6.04	1.24%
	Class C	1,000.00	938.10	10.90	2.25%
	Class R	1,000.00	941.00	8.49	1.75%
	Class S	1,000.00	943.20	6.07	1.25%

Enterprise Fund	Class A	1,000.00	965.80	6.49	1.32%
	Class I	1,000.00	967.80	5.26	1.07%
	Class C	1,000.00	962.10	10.15	2.07%
	Class R	1,000.00	964.80	7.71	1.57%
	Class S	1,000.00	967.20	5.26	1.07%

Small Cap Core Fund	Class A	1,000.00	1,012.90	7.80	1.55%
	Class I	1,000.00	1,014.10	6.55	1.30%
	Class C	1,000.00	1,008.90	11.55	2.30%
	Class R	1,000.00	1,011.50	9.10	1.81%
	Class S	1,000.00	1,014.10	6.55	1.30%

Value Fund	Class A	1,000.00	885.80	5.99	1.27%
	Class C	1,000.00	882.20	9.51	2.02%
	Class R	1,000.00	884.30	7.21	1.53%
	Class S	1,000.00	886.70	4.81	1.02%

Microcap Value Fund	Class A	1,000.00	943.00	6.41	1.32%
	Class C	1,000.00	940.10	10.04	2.07%
	Class R	1,000.00	942.60	7.67	1.58%
	Class S	1,000.00	944.90	5.20	1.07%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplies by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one-half year period).

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Tamarack Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period* 4/1/08-9/30/08	Annualized Expense Ratio During Period 4/1/08-9/30/2008
Large Cap Growth Fund	Class A	$1,000.00	$1,018.80	$6.26	1.24%
	Class I	1,000.00	1,020.05	5.00	0.99%
	Class C	1,000.00	1,015.05	10.02	1.99%
	Class R	1,000.00	1,017.40	7.67	1.52%
	Class S	1,000.00	1,020.05	5.00	0.99%

Mid Cap Growth Fund	Class A	1,000.00	1,018.25	6.81	1.35%
	Class I	1,000.00	1,019.50	5.55	1.10%
	Class C	1,000.00	1,014.50	10.58	2.10%
	Class R	1,000.00	1,016.90	8.17	1.62%
	Class S	1,000.00	1,019.50	5.55	1.10%

SMID Cap Growth Fund	Class A	1,000.00	1,017.50	7.57	1.50%
	Class I	1,000.00	1,018.80	6.26	1.24%
	Class C	1,000.00	1,013.75	11.33	2.25%
	Class R	1,000.00	1,016.25	8.82	1.75%
	Class S	1,000.00	1,018.75	6.31	1.25%

Enterprise Fund	Class A	1,000.00	1,018.40	6.66	1.32%
	Class I	1,000.00	1,019.65	5.40	1.07%
	Class C	1,000.00	1,014.65	10.43	2.07%
	Class R	1,000.00	1,017.15	7.92	1.57%
	Class S	1,000.00	1,019.65	5.40	1.07%

Small Cap Core Fund	Class A	1,000.00	1,017.25	7.82	1.55%
	Class I	1,000.00	1,018.50	6.56	1.30%
	Class C	1,000.00	1,013.50	11.58	2.30%
	Class R	1,000.00	1,015.95	9.12	1.81%
	Class S	1,000.00	1,018.50	6.56	1.30%

Value Fund	Class A	1,000.00	1,018.65	6.41	1.27%
	Class C	1,000.00	1,014.90	10.18	2.02%
	Class R	1,000.00	1,017.35	7.72	1.53%
	Class S	1,000.00	1,019.90	5.15	1.02%

Microcap Value Fund	Class A	1,000.00	1,018.40	6.66	1.32%
	Class C	1,000.00	1,014.65	10.43	2.07%
	Class R	1,000.00	1,017.10	7.97	1.58%
	Class S	1,000.00	1,019.65	5.40	1.07%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplies by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one-half year period).

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of Tamarack Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the period ended September 30, 2008.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Voyageur Asset Management Inc. serves as investment adviser for the Tamarack Funds. Tamarack Equity and Fixed Income Funds are distributed by Tamarack Distributors Inc. The Tamarack Money Market Funds are distributed by RBC Capital Markets Corporation, Member NYSE/FINRA/SIPC.

Tamarack Funds

P.O. Box 219757

Kansas City, MO 64121-9757

800-422-2766

www.voyageur.net

The Tamarack Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council certified paper. FSC certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

TF-EQ AR 09-08

	Tamarack Funds
About Your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of holdings.

We hope the financial information presented will help you evaluate your investment in the Tamarack Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. Tamarack Funds prospectuses and additional performance information are available on our website at www.voyageur.net.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.voyageur.net; and (iii) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2008 is available (i) on the Fund’s website at www.voyageur.net; and (ii) on the Commission’s website at http://www.sec.gov.

	A schedule of each Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-800-SEC-0330.

Table of Contents
	Letter from the CIO of Fixed Income	1
	Money Market Portfolio Managers	4
	Performance Summary	5
	Schedules of Portfolio Investments	7
	Financial Statements
	- Statements of Assets and Liabilities	28
	- Statements of Operations	29
	- Statements of Changes in Net Assets	30
	Financial Highlights	33
	Notes to Financial Statements	38
	Report of Independent Registered Public Accounting Firm	46
	Other Federal Income Tax Information	47
	Management	48
	Supplemental Information	51

LETTER FROM THE CIO OF FIXED INCOME

The securities markets experienced wrenching jolts during the first half of Tamarack Funds’ fiscal year. The concepts of innovation and leverage were often touted as the valuations and fixed income returns soared in housing, high yield, and structured credit securities. These same concepts also led to the drastic turn in the markets leading to the worst relative fixed income returns for non-Treasury holdings in modern history.

By now the fall of the U.S. housing market has been well documented. Cheap, easy, plentiful credit supported excesses on the parts of lenders and borrowers, and ultimately speculators. Ample liquidity, cultural biases to consumption, and the desire for quick, seemingly risk-less appreciation fed the speculative excess. Mistakes were made along the continuum from lender to borrower, and these primarily rested on an assumption that House Price Appreciation (HPA), a feature of this decade’s boom, would continue unabated. Sub-prime loans have attracted the most attention, but Alt-A, Option Arm, Reverse Amortization, and some Prime-based lending also proved to be poorly underwritten during the boom’s final phase.

HPA also supported the investment boom in mortgage and asset-backed securities (ABS and MBS) collateralized by such loans. Assumed HPA and the use of historical loss experience led rating agencies to assign AAA ratings to many of the securities created from these loans along with the Collateralized Debt Obligations (CDOs) constructed from these securities. Levered investors felt compelled to purchase these “high quality” issues because they received high relative yields, pristine credit ratings, and had the ability to leverage these returns several times over for their alternative asset class investors or for the benefit of their own investment enterprises. The rating agencies increasingly relied on fees for rating these structures to drive revenue growth. The brokers and global commercial banks considered this business to be a very lucrative source of fee revenue.

Everyone won . . . until home sales growth slowed, then reversed, and HPA turned to depreciation. This process began in the winter of 2006, and at this point consumers in the form of sub-prime borrowers and speculators began feeling pain. Small early cracks in the bond market real estate façade began forming in the Spring of 2007, but it was the unwinding of two Bear Stearns hedge funds that marked the beginning of the end for the securitized real estate markets.

What we have learned in the intervening months could fill several letters such as this one. In short, the willingness to suspend disbelief spread far and wide in both the housing and securities markets, at the rating agencies. Home prices have collapsed; the homebuilding and related industries are in crisis. Mortgage brokers, some guilty of lending abuses, closed their doors when no one would buy their loans any longer. Investment structures created from U.S. real estate lending traveled the globe, and as collateral performance deteriorated and prices fell for such issues, commercial banks around the world began writing down the value of these holdings on their balance sheets and in some off-balance sheet investment vehicles. To date, banks and insurance companies have written off nearly $300 billion in asset values due to poor underlying collateral performance and collapsing markets for such securities. Losses are ultimately expected to climb well north of $1 trillion.

1

LETTER FROM THE CIO OF FIXED INCOME

The loss of liquidity, capital available to effect the functioning of orderly markets, has had a telling effect on the bond market, still a largely negotiated, over-the-counter market. Bonds trade like real estate or used cars. With diminished risk appetites and trading capital, market-making in some precincts of the bond market has essentially ceased. The Auction Rate Student Loan market, a product with a 20-year history, shut down as dealers withdrew capital needed to support orderly auctions. Securities valuations have not only fallen relative to Treasuries in most segments of the U.S. bond market, but ascertaining the appropriate value for some assets has become extremely difficult. Not altogether dissimilar to what we see occurring in residential housing.

Policy responses to the global capital markets crisis have been generally forceful and rapid as both the Fed and the European Central Bank seem to have quickly understood the severity and breadth of the problems faced by our market. Massive amounts of liquidity have been injected into these markets in both conventional (the Fed having cut the Federal Funds rate from 5.25% to 2.25% in six-months’ time) and unconventional ways. As Bear Stearns approached collapse during the first calendar quarter of 2008, the Fed interceded both by using its own balance sheet to help engineer a sale of Bear to JP Morgan (a move without precedent) and by creating a series of four new liquidity programs made available both to banks and to broker-dealers. The Fed’s goal is to provide enough liquidity to avoid another Bear Stearns and continue on the path of making markets orderly again. It’s important to note, that these forceful responses have begun to thaw the lack of liquidity the bond market has been experiencing.

While policy makers continue searching for additional steps to improve market and economic conditions, such as the $150 billion U.S. stimulus package aimed at putting money in the hands of stretched consumers and the many changes to the lending mandates of such Government-Sponsored Enterprises as FHA, FNMA, and FHLMC, the truth is that the economic impact of the housing boom’s demise has been and will be far-reaching. U.S. housing inventories still appear bloated. Median home prices remain too high for the underlying fundamentals. Consumer and business confidence surveys have collapsed. The Fed has largely abandoned inflation-fighting for the moment. The dollar has been on a downward path relative to all our major trading partners’ currencies, and while this helps to support exports and narrows the trade deficit, domestically oriented businesses and consumers are left to deal with increased food, energy prices, and inflation risks.

The current environment is the most challenging bond market investors have faced in modern economic history. U.S. GDP growth will struggle to be flat for the first half of 2008. Many economists believe we have entered or will soon be in a recession. Securities valuations across the corporate, municipal, and non-agency mortgage and asset backed markets have collapsed. Many securities are being priced well below the underlying intrinsic values of the assets to which they are linked. We are seeking to seize this opportunity. Our investment philosophy of building strong, high quality, income-advantaged portfolios has not been altered by current events. Therefore, we are looking upon current market conditions as a rare point in time where we can be patient with our current holdings while prudently adding new investments in strong corporate and mortgage-related structures at distressed prices. Through this approach we will be adding to our portfolio’s yield, retaining a high average credit quality, picking up exceptional assets at distressed prices, and positioning our Funds for strong, future performance as monetary and fiscal policy begin repairing the market.

2

LETTER FROM THE CIO OF FIXED INCOME

It is also worth noting that the Tamarack Money Market Funds have continued to experience exemplary performance during this time period, both at the asset level and versus our peers. Many of our larger competitors have had to bail out underperforming and defaulted securities within their money funds over the past nine months. The list is large and encompasses many of the best known mutual fund families and financial institutions in the world. We have had no such problems within the Tamarack Funds or Voyageur Asset Management. Our time tested investment philosophy and disciplined investment process has protected principal while providing reliable income.

Ours is a business of trust. As a fiduciary for your assets, professional and ethical behavior is the standard for how we approach our investment discipline. We want to thank you for your trust and ongoing support for the Tamarack Funds.

Sincerely, John M. Huber, CFA Chief lnvestment Officer, Fixed Income Tamarack Funds

3

MONEY MARKET PORTFOLIO MANAGERS

Voyageur Asset Management (“Voyageur”), the investment advisor to the Tamarack Funds, employs a team approach to the management of each of the money market funds. Each Fund’s management team has access to Voyageur’s investment research and other money management resources.

John M. Huber, CFA

Senior Managing Director, Chief Investment Officer — Fixed Income

John Huber directs Voyageur’s fixed income group. John joined Voyageur in 2004 from Galliard Capital Management where he was a principal and senior portfolio manager, responsible for the firm’s total return fixed income effort. Prior to working for Galliard, John was a portfolio manager for Norwest lnvestment Management where he began his career in 1990. John received a BA from the University of Iowa and an MBA in Finance from the University of Minnesota, Carlson School of Management. He acts as an advisor to the Carlson Funds Enterprise for the University of Minnesota. John is a CFA charterholder and a member of the CFA Society of Minnesota. He also serves on the Board of the YMCA of Metropolitan Minneapolis.

Raye C. Kanzenbach, CFA

Senior Managing Director, Senior Portfolio Manager

Raye Kanzenbach is an active member of the Credit Team and serves as primary portfolio manager for the Tax-Free and Institutional Tax-Free Money Market Funds. He has extensive experience working with taxable and tax-exempt municipal fixed income securities. Prior to his experience at Voyageur, Raye was employed at First Bank where he managed the municipal and money market trust funds. Raye also supervised the municipal and corporate credit analysis areas for the Trust Department and First Bank’s investment portfolio. Prior to First Bank, Raye was employed as an investment officer with the St. Paul Companies. Raye began his career in the investment industry in 1973 and joined Voyageur in 1983. He received a BA in Economics from Lawrence University and an MBA in Finance from the University of Michigan. Raye is a CFA charterholder and member of the CFA Society of Minnesota

Scott Cabalka

Vice President, Senior Portfolio Manager

Scott Cabalka is a member of the Credit Team and oversees trading and portfolio management for the taxable portfolios of the Tamarack Money Market Funds. Prior to joining Voyageur in 1993, Scott was an account executive with Merrill Lynch where he focused on short-term investment strategies for institutional investors. Scott began his career in the investment industry in 1980. He received a BS and an MBA in Finance from the University of Minnesota, Carlson School of Management.

4

PERFORMANCE SUMMARY Tamarack Money Market Funds

The Tamarack Money Market Funds seek to achieve the highest level of current income as is consistent with prudent investment management, the maintenance of liquidity and the preservation of capital. The Funds invest in a variety of highly rated money market instruments. In the Tax-Free Money Market Funds, investments are made in highly rated debt obligations that pay interest exempt from federal income taxes and the alternative minimum tax.

The Tamarack Money Market Funds are not benchmarked to industry indices (such as the S&P 500), but their performance is evaluated against each Fund’s peer group as reported by Lipper.

Tamarack Money Market Funds

In the twelve-month period ended September 30, 2008, the Prime, Institutional Prime and U.S. Government Money Market Funds provided yields that compared favorably with the average reported yields in their Lipper peer groups.

In this period, short-term interest rates fluctuated dramatically in response to aggressive monetary action taken by the Federal Reserve which reduced the benchmark Federal Funds rate from 5.00% to a 2.00% target level as of September 30, 2008. There was unprecedented volatility in the short-term credit markets and a material impairment of the free flow of credit. Inter-bank lending, the issuance of short-term debt and lending activity to banking customers deteriorated. To address these problems, the Federal Reserve and U.S. Treasury initiated a number of liquidity enhancement programs which extended beyond customary monetary policies. The cumulative impact of these measures led to a market correction of the clearing levels for all types of lending and in the level of liquidity that investors realized upon the sale of holdings.

In this environment, the team responsible for the Money Market Funds continued to closely monitor the markets, adjust issuer approved lists and investment practices and maintain a strategy whereby:

•        A high percentage of assets were invested in securities that matured within 30 days.

•        Few investments were made in securities with maturities longer than 180 days.

•        Only a select set of the highest quality issuers were approved for investment in a highly diversified manner

Taxable Money Funds

Over the twelve-month period ended September 30, 2008, the performance of the Tax- Free Money Market Fund and the Institutional Tax-Free Fund was comparable to the average reported yields of their respective Lipper peer groups.

Both Funds held a large percentage of assets that provided either daily or weekly demand features (in other words, securities with maturities of seven days or less) with a small percentage of assets in highly rated notes with maturities of 180-397 days. As a result, the average maturities of both Funds were very short and consistent with those of their peer groups.

Tax-Exempt Money Funds

5

PERFORMANCE SUMMARY
Investment Objective

Each of the Tamarack Money Market Funds was managed to preserve principal. This means that the share price of each fund held steady at $1. A consistent share price of $1 is expected for a money market mutual fund, but is not guaranteed.

	Total Return for the Year Ended September 30, 2008	SEC 7-Day Annualized Yield (1)
		September 30, 2008	September 30, 2007	Net Expense Ratio*	Gross Expense Ratio*
Tamarack Prime Money Market Fund	3.02%	2.29%	4.93%	0.89%	0.89%
Tamarack U.S. Government Money Market Fund	2.70%	1.50%	4.46%	0.76%	0.76%
Tamarack Tax-Free Money Market Fund	1.95%	5.94%	3.20%	0.84%	0.84%
Tamarack lnstitutional Prime Money Market Fund (2)	3.52%	2.85%	5.47%	0.27%	0.27%
Tamarack lnstitutional Tax-Free Money Market Fund (2)	2.45%	6.50%	3.80%	0.29%	0.29%

*	The expense ratios are from the Funds’ prospectus dated January 28, 2008. Additional information pertaining to the Funds’ expense ratios as of September 30, 2008 can be found in the financial highlights.
(1)	As money market returns respond rapidly to market changes, such as in the Fed Funds rate, the 7-Day yield is a more accurate reflection of current earnings than the total return for the year. Prior year 7-Day yield information is provided for comparative purposes.
(2)	The Tamarack lnstitutional Prime and lnstitutional Tax-Free Money Market Funds are intended for shareholders investing $1 million or more.

Asset Allocation
Money Market Maturity Schedules
as a percentage of value of investments based on effective maturity as of September 30, 2008.

	Prime Money Market Fund	U.S. Government Money Market Fund	Tax-Free Money Market Fund	lnstitutional Prime Money Market Fund	lnstitutional Tax-Free Money Market Fund
Less than 8 days	38.8%	50.3%	94.1%	54.2%	93.3%
8 to 14 Days	14.0%	3.1%	0.0%	9.3%	0.0%
15 to 30 Days	20.3%	16.8%	0.0%	14.9%	0.0%
31 to 180 Days	22.2%	26.7%	2.5%	19.1%	5.6%
181 to 365 Days	4.7%	3.1%	3.4%	2.5%	1.1%

6

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Prime Money Market Fund

September 30, 2008

Principal Amount		Value
Asset Backed Securities — 0.85%
Asset Backed Auto Receivables — 0.85%
$5,147,669	CPS Auto Trust, Series 2008-A, Class A1, 3.47%, 4/15/09(a)	$5,147,669
1,929,816	Daimler Chrysler Auto Trust, Series 2008-A, Class A1, 3.15%, 3/9/09(a)	1,929,816
61,517,188	Honda Auto Receivables Owner Trust, Series 2008-1, Class A1, 2.92%, 7/20/09	61,517,188
465,411	Nissan Auto Receivables Owner Trust, Series 2008-A, Class A1, 4.00%, 1/15/09	465,411
21,310,593	World Omni Auto Receivables Trust, Series 2008-B, Class A1, 3.00%, 8/17/09	21,310,593

		90,370,677

Total Asset Backed Securities (Cost $90,370,677)		90,370,677

Commercial Paper — 17.37%
Asset Backed Securities — 14.88%
122,000,000	Alpine Securities Corp., 2.54%, 10/29/08(a)(b)(c)	121,759,931
60,015,000	Amsterdam Funding Corp., 2.71%, 10/2/08(a)(b)	60,010,499
30,000,000	Amsterdam Funding Corp., 2.78%, 11/19/08(a)(b)	29,887,300
50,000,000	Bank of America Credit Card Trust Emerald Notes, 3.02%, 11/4/08(a)(b)	49,858,333
50,000,000	Bank of America Credit Card Trust Emerald Notes, 3.02%, 12/8/08(a)(b)	49,716,667
50,000,000	Bank of America Credit Card Trust Emerald Notes, 3.04%, 10/9/08(a)(b)	49,966,445
25,000,000	Bank of America Credit Card Trust Emerald Notes, 3.06%, 10/10/08(a)(b)	24,981,000
50,000,000	Bank of America Credit Card Trust Emerald Notes, 3.08%, 10/27/08(a)(b)	49,889,861
35,000,000	Barton Capital LLC, 2.75%, 10/1/08(a)(b)	35,000,000
31,000,000	Barton Capital LLC, 2.75%, 10/6/08(a)(b)	30,988,246
38,000,000	Barton Capital LLC, 2.77%, 10/6/08(a)(b)	37,985,486
50,000,000	Barton Capital LLC, 2.80%, 10/7/08(a)(b)	49,976,833
30,000,000	Citibank Omni Master Trust (Palisades), 2.93%, 11/25/08(a)(b)	29,866,625
30,000,000	Citibank Omni Master Trust (Palisades), 3.02%, 10/23/08(a)(b)	29,945,000
50,000,000	Citibank Omni Master Trust (Palisades), 3.02%, 11/18/08(a)(b)	49,800,000
50,000,000	Citibank Omni Master Trust (Palisades), 3.02%, 11/25/08(a)(b)	49,770,833
50,000,000	Dakota Notes, 2.84%, 10/8/08(a)(b)	49,972,583
75,000,000	Dakota Notes, 2.84%, 11/18/08(a)(b)	74,718,000
90,000,000	Dakota Notes, 2.90%, 11/12/08(a)(b)	89,697,600
50,000,000	Fairway Finance Corp., 2.81%, 10/8/08(a)(b)	49,972,875
47,000,000	Liberty Street Funding Corp., 2.76%, 10/16/08(a)(b)	46,946,146
75,000,000	Liberty Street Funding Corp., 2.89%, 11/13/08(a)(b)	74,742,896
50,000,000	Liberty Street Funding Corp., 2.90%, 10/24/08(a)(b)	49,908,000
56,000,000	Nationwide Building Society, 2.76%, 10/23/08(a)(b)	55,905,889
100,000,000	Nationwide Building Society, 3.37%, 12/8/08(a)(b)	99,374,778
25,000,000	Park Avenue Receivables, 2.66%, 10/14/08(a)(b)	24,976,076
35,000,000	Ranger Funding Co. LLC, 2.79%, 10/22/08(a)(b)	34,943,445
45,000,000	Windmill Funding Corp., 2.78%, 10/20/08(a)(b)	44,934,450
48,000,000	Windmill Funding Corp., 2.79%, 10/20/08(a)(b)	47,929,827
25,000,000	Windmill Funding Corp., 2.79%, 11/3/08(a)(b)	24,936,521
20,000,000	Windmill Funding Corp., 2.80%, 11/14/08(a)(b)	19,932,044
37,900,000	Windmill Funding Corp., 2.81%, 10/10/08(a)(b)	37,873,565

		1,576,167,755

Banks - Australia & New Zealand — 0.82%
36,500,000	Australia & New Zealand National (International) Ltd., 2.80%, 12/3/08(a)(b)	36,322,427
50,000,000	Commonwealth Bank of Australia, 2.74%, 10/15/08(a)(b)	49,947,112

		86,269,539

Banks - Foreign — 1.20%
75,000,000	Dexia Delaware LLC, 2.78%, 10/7/08(a)(b)	74,965,250
30,000,000	Dexia Delaware LLC, 2.81%, 10/15/08(a)(b)	29,967,392
21,980,000	Societe Generale Bank, 2.79%, 12/2/08(a)(b)	21,875,143

		126,807,785

Finance - Diversified Foreign — 0.47%
50,000,000	Greenwich Capital Holdings, Inc., 2.81%, 10/14/08(a)(b)	49,949,625

Total Commercial Paper (Cost $1,839,194,704)		1,839,194,704

7

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Prime Money Market Fund (cont.)

September 30, 2008

Principal Amount		Value
Certificates of Deposit — 1.27%
Banks - Canadian — 0.80%
$85,000,000	Bank of Montreal (Chicago), 2.89%, 10/31/08(d)	$85,001,399

Banks - United Kingdom — 0.47%
50,000,000	Bank of Scotland PLC, 3.08%, 10/28/08(a)	50,008,171

Total Certificates of Deposit (Cost $135,009,570)		135,009,570

Corporate Bonds — 48.73%
Agriculture — 0.30%
31,200,000	Cargill, Inc., 3.63%, 3/4/09(a)	31,178,215

Banks - Australia & New Zealand — 5.26%
42,500,000	Australia & New Zealand Banking Group Ltd., 2.80%, 1/2/09(a)(d)	42,500,000
25,000,000	Australia & New Zealand Banking Group Ltd., 3.22%, 2/20/09(a)(d)	25,000,000
63,750,000	Australia & New Zealand National (International) Ltd., 3.04%, 10/9/09(a)(d)	63,750,000
42,500,000	Commonwealth Bank of Australia, 2.99%, 8/3/09(a)(d)	42,500,000
100,000,000	National Australia Bank Ltd., 2.49%, 10/6/08(a)(d)	100,000,000
64,000,000	National Australia Bank Ltd., 3.03%, 4/6/09(a)(c)(d)	63,868,736
75,000,000	National Australia Bank Ltd., 3.03%, 9/4/09(a)(c)(d)	74,836,125
60,000,000	Westpac Banking Corp., 2.49%, 10/15/08(a)(d)	60,000,000
85,000,000	Westpac Banking Corp., 2.95%, 2/6/09(a)(c)(d)	84,858,220

		557,313,081

Banks - Canada — 0.47%
50,000,000	Bank of Nova Scotia, 3.04%, 4/9/09(a)(d)	50,000,000

Banks - Domestic — 4.99%
6,527,000	Bank of America Corp., 5.88%, 2/15/09	6,591,940
73,000,000	Bank of America NA, 2.99%, 10/2/09(a)(d)	73,000,000
50,000,000	Bank of New York Mellon Corp. (The), 2.50%, 10/9/08(a)(d)	50,000,000
72,200,000	PNC Bank NA, 2.43%, 10/3/08(d)	72,198,641
165,000,000	PNC Bank NA, 3.67%, 12/29/08(d)	164,807,597
64,000,000	Wachovia Bank NA, 3.00%, 5/1/09(c)	62,317,747
50,000,000	Wells Fargo & Co., 2.64%, 7/15/09(a)(d)	50,000,000
50,000,000	Wells Fargo & Co., 3.55%, 5/1/09	50,014,722

		528,930,647

Banks - Foreign — 9.89%
127,500,000	Banco Espanol de Credito SA, 2.79%, 2/11/09(a)(d)	127,500,000
75,000,000	Banco Santander Totta SA, 2.50%, 10/6/08(a)(d)	75,000,000
100,000,000	Bank of Ireland, 2.99%, 7/22/11(c)	99,810,900
35,000,000	Bank of Ireland, 3.02%, 2/18/09(a)(c)(d)	34,969,200
75,000,000	Credit Suisse (New York), 2.94%, 2/5/09(c)(d)	74,864,850
50,000,000	Credit Suisse (New York), 2.95%, 2/9/09(c)(d)	49,895,600
85,000,000	Deutsche Bank AG (New York), 4.26%, 8/4/09(c)(d)	84,991,330
125,000,000	Fortis Bank SA NV (New York), 2.78%, 2/18/09(a)(c)(d)	124,675,375
50,000,000	ING Bank NV, 3.73%, 3/26/09(a)(c)(d)	49,974,950
50,000,000	ING Bank NV, 3.73%, 6/26/09(a)(c)(d)	49,967,200
87,500,000	La Caja de Ahorros y Pensiones de Barcelona, 2.80%, 2/13/09(a)(c)(d)	87,545,596
95,000,000	Svenska Handelsbanken AB, 2.48%, 10/10/08(a)(d)	95,000,000
93,500,000	Svenska Handelsbanken AB, 3.18%, 10/20/08(a)(d)	93,500,000

		1,047,695,001

Banks - United Kingdom — 3.90%
67,810,000	Alliance & Leicester PLC, 2.51%, 10/7/08(a)	67,810,002
42,500,000	Bank of Scotland PLC, 2.48%, 10/6/08(a)(d)	42,500,000
60,000,000	Bank of Scotland PLC (New York), 3.01%, 8/6/09(c)	59,915,700
73,000,000	Barclays Bank PLC (New York), 2.79%, 2/11/09(d)	73,000,000
170,000,000	Lloyds TSB Group PLC, 2.48%, 10/6/08(a)(d)	170,000,000

		413,225,702

Finance - Diversified Domestic — 8.94%
157,000,000	American Express Credit Corp., 3.20%, 10/17/08(a)(d)	156,980,613
17,800,000	American Honda Finance Corp., 2.86%, 5/12/09(a)(d)	17,798,292
15,000,000	American Honda Finance Corp., 2.92%, 5/5/09(a)(d)	15,007,138
71,000,000	Cowboys Stadium LP, 6.00%, 7/1/39(a)(d)	71,000,000
85,000,000	Florida Hurricane Catastrophe Fund, 2.71%, 6/15/09(c)(d)	85,000,000
87,000,000	General Electric Capital Corp., 2.51%, 10/9/09(c)(d)	86,981,382
30,000,000	General Electric Capital Corp., 2.83%, 1/5/09(d)	30,000,521
55,000,000	General Electric Capital Corp., 2.86%, 3/16/09(c)(d)	54,744,690
13,000,000	HSBC Finance Corp., 4.13%, 12/15/08(c)	12,861,264

8

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Prime Money Market Fund (cont.)

September 30, 2008

Principal Amount		Value
$25,000,000	JPMorgan Chase & Co., 2.48%, 10/2/08(d)	$25,000,000
5,297,000	JPMorgan Chase & Co., 3.50%, 3/15/09	5,302,663
50,000,000	Merrill Lynch & Co., Inc., 2.91%, 2/17/09(c)(d)	48,959,675
200,000,000	Merrill Lynch & Co., Inc., 4.61%, 5/20/09(c)(d)	195,134,580
77,000,000	Morgan Stanley, 2.64%, 2/3/09(c)(d)	72,064,192
35,000,000	Mortgage Bankers Association of America, 7.75%, 5/1/38(d)	35,000,000
35,000,000	Twins Ballpark LLC, 8.00%, 10/1/34(a)(d)	35,000,000

		946,835,010

Finance - Diversified Foreign — 3.14%
262,000,000	Kommunalkredit International Bank Ltd., 2.82%, 10/10/08(a)(d)	262,000,000
20,000,000	Procter & Gamble International Funding SCA, 2.88%, 2/19/09(d)	20,000,000
50,000,000	Unilever Capital Corp., 2.49%, 10/10/08(a)(d)	50,000,000

		332,000,000

Information Technology — 0.76%
80,000,000	International Business Machines Corp., 2.52%, 2/8/09(a)(d)	80,000,000

Insurance — 9.50%
50,000,000	Allstate Life Global Funding Trusts, 3.45%, 3/20/09(d)	50,000,000
50,000,000	Allstate Life Global Funding Trusts, 3.45%, 7/21/09(c)	50,000,000
85,000,000	ING Verzekeringen NV, 2.48%, 10/3/08(a)(d)	85,000,000
93,500,000	MassMutual Global Funding II, 3.31%, 3/19/09(a)(d)	93,500,000
40,000,000	Metropolitan Life Global Funding I, 3.04%, 5/11/09(a)(c)(d)	39,980,680
50,000,000	Metropolitan Life Global Funding I, 3.04%, 8/7/09(a)(c)(d)	49,847,450
150,000,000	Monumental Global Funding III, 2.87%, 1/15/09(a)(d)	149,927,968
170,000,000	Nationwide Life Global Funding I, 2.49%, 2/11/09(a)(c)(d)	169,355,190
80,000,000	Nationwide Life Global Funding I, 3.43%, 10/24/08(a)(d)	80,000,000
50,000,000	Pacific Life Global Funding, 3.05%, 9/9/09(a)(d)	50,000,000
63,000,000	Pricoa Global Funding I, 3.07%, 9/11/09(a)(d)	63,000,000
13,400,000	Pricoa Global Funding I, 3.90%, 12/15/08(a)	13,418,857
56,000,000	Principal Life Income Funding Trusts, 3.04%, 6/9/09(c)	55,970,824
56,000,000	Principal Life Income Funding Trusts, 3.04%, 10/9/09(c)(d)	55,924,848

		1,005,925,817

Oil& Gas — 1.58%
115,000,000	BP AMI Leasing Inc., 3.49%, 6/26/09(a)(d)	115,013,377
52,500,000	BP Capital Markets PLC, 2.92%, 10/9/09(d)	52,500,000

		167,513,377

Total Corporate Bonds (Cost $5,175,461,096)		5,160,616,850

Municipal Bonds — 6.63%
California — 1.38%
18,000,000	City of Oakland GO, Series B, 3.75%, 7/17/09	18,048,161
23,200,000	City of Riverside Refunding Revenue, Series A, 3.18%, 6/1/09	23,200,000
75,000,000	County of Los Angeles Revenue, Series C, 3.76%, 6/30/09, (Credit Support: MBIA)(b)	72,937,966
31,693,000	County of San Bernardino Refunding Program COP, Series B, 6.00%, 3/1/17, (LOC: Bank of America NA)(d)	31,693,000

		145,879,127

Massachusetts — 0.53%
56,200,000	Massachusetts Health & Educational Facilities Authority Revenue, Boston University, Series N, 7.20%, 10/1/34, (LOC: Bank of America NA)(d)	56,200,000

Michigan — 1.25%
100,000,000	Michigan Municipal Bond Authority Refunding Revenue, Series A-1, 10.00%, 9/1/48(d)	100,000,000
32,190,000	Michigan Municipal Bond Authority Refunding Revenue, Series A-2, 10.00%, 9/1/48(d)	32,190,000

		132,190,000

New York — 1.54%
38,400,000	City of New York, GO, Sub-Series A10, 10.00%, 11/1/21, (Credit Support: FSA)(d)	38,400,000

9

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Prime Money Market Fund (cont.)

September 30, 2008

Principal Amount		Value
$25,775,000	Nassau Health Care Corp. Revenue, Series A, 8.05%, 8/1/22, (Credit Support: FSA, County GTD)(d)	$25,775,000
37,885,000	New York City Housing Development Corp. Multi-Family Housing Revenue, Series B, 8.00%, 11/1/46(d)	37,885,000
25,240,000	New York City Housing Development Corp. Multi-Family Housing Revenue, Series C-1, 8.00%, 5/1/48(d)	25,240,000
36,455,000	New York City Housing Development Corp. Multi-Family Rental Housing Revenue, Series B, 8.00%, 4/15/36, (Credit Support: Fannie Mae)(d)	36,455,000

		163,755,000

Pennsylvania — 0.50%
52,915,000	Pittsburgh & Allegheny County Sports & Exhibition Authority Revenue, Series B, 8.25%, 11/1/39, (Credit Support: FSA)(d)	52,915,000

Texas — 0.90%
65,000,000	City of Houston Refunding Revenue, Series D-1, 9.25%, 5/15/34, (Credit Support: FSA)(d)	65,000,000
30,000,000	State of Texas Refunding Revenue, Fund II, Series C, 8.15%, 6/1/29(d)	30,000,000

		95,000,000

Wisconsin — 0.53%
22,295,000	Wisconsin Housing & Economic Development Authority Revenue, Series F, 8.05%, 5/1/30, (Credit Support: GO of Authority)(d)	22,295,000
33,770,000	Wisconsin Housing & Economic Development Authority Revenue, Series F, 8.05%, 11/1/30, (Credit Support: GO of Authority)(d)	33,770,000

		56,065,000

Total Municipal Bonds (Cost $702,004,127)		702,004,127

U.S. Government Agency Backed Mortgages — 1.38%
Fannie Mae — 0.01%
1,306,957	Pool #381963, 7.33%, 9/1/09	1,323,328

Freddie Mac— 1.37%
4,712,051	Pool#W00065, 7.21%, 8/1/09	4,771,472
140,521,937	Series 3427, 2.62%, 3/15/10(d)	140,521,937

		145,293,409

Total U.S. Government Agency Backed Mortgages (Cost $146,616,738)		146,616,737

U.S. Government Agency Obligations — 3.17%
Fannie Mae — 2.22%
240,000,000	2.85%, 5/29/09(b)	235,440,000

Freddie Mac — 0.95%
100,000,000	3.31%, 12/26/08	99,983,613

Total U.S. Government Agency Obligations (Cost $335,423,613)		335,423,613

Repurchase Agreements — 20.23%
1,842,000,000	Barclays Capital, Inc. dated 9/30/08; due 10/1/08 at 2.20% with maturity value of $1,842,112,567 (fully collateralized by a Fannie Mae security, Fannie Mae Strips, Freddie Mac, and Freddie Mac Strips with maturity dates ranging from 11/1/11 to 6/15/48 at rates ranging from 0.00% to 7.00%)	1,842,000,000
300,000,000	Deutsche Bank AG. dated 9/30/08; due 10/1/08 at 2.50% with maturity value of $300,020,833 (fully collateralized by Freddie Mac and Freddie Mac Strips with maturity dates ranging from 10/15/33 to 4/1/38 at rates ranging from 2.77% to 7.00%)	300,000,000

Total Repurchase Agreements (Cost $2,142,000,000)		2,142,000,000

Shares
Investment Company — 0.04%
4,283,402	Wells Fargo Prime Investment Money
	Market Fund	4,283,402

Total Investment Company (Cost $4,283,402)		4,283,402

Principal Amount
Capital Support Agreement — 0.00%
$0	Voyageur Capital Support Agreement(e)	0

Total Capital Support Agreement (Cost $0)		0

Total Investments (Cost $ 10,570,363,927)(f) — 99.67%		10,555,519,680
Other assets in excess of liabilities — 0.33%		35,348,367

NET ASSETS — 100.00%		$10,590,868,047

10

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Prime Money Market Fund (cont.)

September 30, 2008

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(b)	Represents effective yield to maturity on date of purchase.
(c)	Security (“Eligible Note”) is subject to capital support agreement and is stated at fair value.
(d)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2008. The maturity date represents the actual maturity date. The security’s effective maturity resets on a weekly or monthly basis.
(e)	The Fund has entered into a Capital Support Agreement (“Agreement”) with Voyageur Asset Management Inc. (“Voyageur”) which provides that Voyageur will contribute capital to the Fund, up to a specified maximum amount, in the event that the Fund realizes a loss on any Eligible Notes and such realized loss causes the Fund’s net asset value as calculated using the market based net asset value to drop below $0.9950. As of September 30, 2008, the fair value of the Agreement was $0.
(f)	Tax cost of securities is equal to book cost of securities.

Abbreviations	used are defined below:

COP - Certificate of Participation

FSA - Financial Security Assurance, Inc.

GO - General Obligation

GTD - Guaranteed

LOC - Letter of Credit

MBIA - Municipal Bond Insurance Association

OID - Original Issue Discount

See notes to financial statements.

11

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack U.S. Government Money Market Fund

September 30, 2008

Principal Amount		Value
U.S. Government Agency Backed Mortgages — 3.33%
Fannie Mae — 0.63%
$414,266	Pool #381016, 6.05%, 12/1/08	$414,757
1,878,790	Pool #381327, 5.85%, 2/1/09	1,876,996
425,885	Pool #381535, 6.15%, 4/1/09	426,202
1,390,703	Pool #381672, 6.13%, 5/1/09	1,395,609
5,202,382	Pool #381687,6.40%, 6/1/09	5,241,760
4,762,182	Pool #381882, 6.80%,8/1/09	4,809,114
1,478,843	Pool #386764, 4.31%, 1/1/09	1,477,150
210,843	Pool #461732, 4.91%, 6/1/09	211,539
4,764, 892	Pool #725564, 4.47%, 4/1/09	4,759,681
123,077	Pool #725929, 6.09%, 4/1/09	123,027

		20,735,835

Freddie Mac — 2.70%
1,230,658	Pool #M90912, 4.00%, 4/1/09	1,230,658
4,121,479	Pool #W00065, 7.21%, 8/1/09	4,172,965
82,659,963	Series 3427, 2.62%, 3/15/10(a)	82,659,963

		88,063,586

Total U.S. Government Agency Backed Mortgages (Cost $108,799,421)		108,799,421

U.S. Government Agency Obligations — 62.66%
Fannie Mae — 14.23%
130,000,000	2.64%, 7/28/09(a)	129,982,691
75,000,000	2.74%, 1/21/10(a)	75,000,000
20,000,000	3.38%, 12/15/08	20,028,839
12,025,000	3.74%, 2/24/09	12,073,453
26,480,000	4.00%, 1/26/09	26,579,814
30,000,000	6.38%, 6/15/09	30,765,231
90,777,646	3.91%, 11/3/08(b)	90,453,116
80,000,000	2.58%, 11/10/08(b)	79,771,556

		464,654,700

Federal Farm Credit Bank — 5.58%
100,000,000	2.36%, 8/4/09(a)	100,000,000
50,000,000	2.37%, 8/5/09(a)	50,000,000
2,450,000	2.42%, 2/12/09(a)	2,450,776
30,000,000	2.66%, 8/11/09(a)	30,000,000

		182,450,776

Federal Home Loan Bank — 34.22%
75,000,000	2.26%, 10/17/08	75,001,744
50,000,000	2.44%, 9/4/09(a)	50,000,000
100,000,000	2.57%, 10/2/08(a)	100,000,207
50,000,000	2.58%, 12/1/08(a)	49,998,310
50,000,000	2.60%, 5/20/09(a)	49,992,059
75,000,000	2.62%, 1/5/09(a)	74,997,919
50,000,000	2.62%, 4/30/09(a)	50,000,000
100,000,000	2.62%, 5/13/09(a)	100,000,000
98,000,000	2.99%, 12/24/08(a)	98,001,552
20,000,000	3.50%, 2/13/09	20,045,555
50,000,000	3.65%, 8/27/09(a)	50,000,000
100,000,000	3.77%, 3/27/09(a)	100,000,000
100,000,000	1.65%, 10/2/08(b)	99,995,417
100,000,000	2.15%, 10/9/08(b)	99,952,222
100,000,000	2.36%, 10/17/08(b)	99,895,111

		1,117,880,096

Freddie Mac —7.93%
24,430,000	4.88%, 2/17/09	24,629,330
22,800,000	4.75%, 3/5/09	23,012,683
51,000,000	5.00%, 6/11/09	51,694,829
50,000,000	2.71%, 1/12/09(b)	49,612,319
110,000,000	3.31%, 12/26/08	110,011,668

		258,960,829

Overseas Private Investment Corp. — 0.70%
1,400,000	2.80%, 3/15/15(a)	1,400,000
13,866,179	2.80%, 11/15/13(a)	13,866,179
4,764,000	Series Alll, 5.00%, 12/9/08	4,764,000
2,737,000	Series AIV, 5.00%, 12/9/08	2,737,000

		22,767,179

Total U.S. Government Agency Obligations (Cost $2,046,713,580)		2,046,713,580

Repurchase Agreements — 36.50%
742,000,000	Barclays Capital, Inc. dated 9/30/08; due 10/1/08 at 2.20% with maturity value of $742,045,344 (fully collateralized by a Fannie Mae and Freddie Mac security, with maturity dates ranging from 8/1/36 to 9/1/38 at rates ranging from 5.00% to 6.00%)	742,000,000
450,000,000	Deutsche Bank AG dated 9/30/08; due 10/1/08 at 2.50% with maturity value of $450,031,250 (fully collateralized by Fannie Mae with maturity dates ranging from 7/1/23 to 8/1/38 at rates ranging from 4.50% to 7.00%)	450,000,000

Total Repurchase Agreements (Cost $1,192,000,000)		1,192,000,000

Shares
Investment Company — 0.10%
3,304,534	Wells Fargo Government Institutional Money Market Fund	3,304,534

Total Investment Company (Cost $3,304,534)		3,304,534

12

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack U.S. Government Money Market Fund (cont.)

September 30, 2008

Value
Total Investments (Cost $3,350,817,535)(c) — 102.59%	$3,350,817,535
Liabilities in excess of other assets — (2.59)%	(84,632,715)

NET ASSETS — 100.00%	$3,266,184,820

(a)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2008. The maturity date represents the actual maturity date. The security’s effective maturity resets on a weekly or monthly basis.
(b)	Represents effective yield to maturity on date of purchase.
(c)	Tax cost of securities is equal to book cost of securities.

See notes to financial statements.

13

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Money Market Fund

September 30, 2008

Principal Amount		Value
Municipal Bonds — 73.16%
Alabama — 1.83%
$16,500,000	Washington County Industrial Development Authority Revenue, 8.95%, 8/1/37, (LOC: Regions Bank)(a)	$16,500,000

Arizona — 0.52%
3,360,000	Maricopa County Industrial Development Authority Revenue, Series A, 8.40%, 4/15/30, (Credit Support: Fannie Mae)(a)	3,360,000
1,325,000	Tucson Industrial Development Authority Revenue, 8.40%, 7/15/31, (Credit Support: Fannie Mae)(a)	1,325,000

		4,685,000

California — 0.07%
590,000	Hesperia Public Financing Authority Refunding Revenue, Series B, 7.55%, 6/1/22, (LOC: Bank of America NA)(a)	590,000

Colorado — 5.48%
1,400,000	Colorado Educational & Cultural Facilities Authority Revenue, 8.05%, 7/1/30, (LOC: Wells Fargo Bank NA)(a)	1,400,000
1,540,000	Colorado Educational & Cultural Facilities Authority Revenue, 8.05%, 7/1/36, (LOC: Wells Fargo Bank NA)(a)	1,540,000
1,250,000	Colorado Health Facilities Authority Revenue, Series A, 8.03%, 4/1/24, (LOC: Wells Fargo Bank NA)(a)	1,250,000
3,000,000	Colorado Housing & Finance Authority Refunding Revenue, 8.10%, 2/15/28, (Credit Support: Fannie Mae)(a)	3,000,000
2,475,000	Colorado Housing & Finance Authority Refunding Revenue, Series B, 8.10%, 10/15/16, (Credit Support: Fannie Mae)(a)	2,475,000
3,790,000	Colorado Housing & Finance Authority Refunding Revenue, Series I, 8.10%, 10/15/16, (Credit Support: Fannie Mae)(a)	3,790,000
5,000,000	Commerce City Northern Infrastructure General Improvement District, GO, 8.05%, 12/1/28, (LOC: U.S. Bank NA)(a)	5,000,000
695,000	County of Boulder Revenue, 8.05%, 2/1/31, (LOC: Wells Fargo Bank NA)(a)	695,000
11,075,000	Crystal Valley Metropolitan District No. 1 Revenue, 8.05%, 10/1/34, (LOC: Wells Fargo Bank NA)(a)	11,075,000
4,275,000	Gateway Regional Metropolitan District Refunding Revenue, 8.05%, 12/1/37, (LOC: Wells Fargo Bank NA)(a)	4,275,000
5,060,000	NBC Metropolitan District, GO, 8.05%, 12/1/30, (LOC: U.S. Bank NA)(a)	5,060,000
7,350,000	Southglenn Metropolitan District Revenue, 8.05%, 12/1/30, (LOC: BNP Paribas)(a)	7,350,000
2,650,000	Water Valley Metropolitan District No. 2, GO, 8.05%, 12/1/24, (LOC: Wells Fargo Bank NA)(a)	2,650,000

		49,560,000

Delaware — 0.00%
20,000	Delaware State Economic Development Authority Revenue, 4.33%, 10/1/32, (Credit Support: BHAC-CR, MBIA), Callable 10/1/17 @ 100(a)	20,000

District Of Columbia — 0.82%
4,800,000	District of Columbia Revenue, 8.28%, 10/1/37, (LOC: PNC Bank NA)(a)	4,800,000
2,575,000	District of Columbia Revenue, Series A, 7.25%, 1/1/29, (LOC: Bank of America NA)(a)	2,575,000

		7,375,000

Florida — 5.94%
4,080,000	City of Eustis Revenue, Series A, 7.90%, 12/1/27, (LOC: SunTrust Bank)(a)	4,080,000
2,100,000	City of Jacksonville Revenue, 8.13%, 7/1/19, (LOC: Bank of America NA)(a)	2,100,000
5,490,000	City of Port St. Joe Revenue, 8.01%, 12/1/38, (LOC: Regions Bank)(a)	5,490,000
2,780,000	Collier County Industrial Development Authority Revenue, 7.30%, 12/1/26, (LOC: Bank of America NA)(a)	2,780,000
3,900,000	Florida Higher Educational Facilities Financial Authority Revenue, 7.90%, 12/1/35, (LOC: SunTrust Bank)(a)	3,900,000
1,280,000	Florida Housing Finance Corp. Refunding Revenue, Series I, 8.10%, 11/1/32, (Credit Support: Freddie Mac(a)	1,280,000
100,000	Lee County Industrial Development Authority Revenue, Series A, 8.50%, 11/1/32, (LOC: Bank of America NA)(a)	100,000
2,650,000	Marion County Hospital District Revenue, 7.95%, 10/1/30, (LOC: Regions Bank(a)	2,650,000
5,835,000	Marion County Industrial Development Authority Refunding Revenue, 8.10%, 11/15/32, (Credit Support: Fannie Mae)(a)	5,835,000
2,985,000	Miami-Dade County Educational Facilities Authority Revenue, 7.90%, 5/1/22, (LOC: SunTrust Bank)(a)	2,985,000

14

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Money Market Fund (cont.)

September 30, 2008

Principal Amount		Value
$5,355,000	Miami-Dade County Industrial Development Authority Revenue, 7.27%, 9/1/29, (LOC: Bank of America NA)(a)	$5,355,000
8,000,000	Miami-Dade County Industrial Development Authority Revenue, 8.01%, 6/1/31, (LOC: Regions Bank)(a)	8,000,000
9,115,000	Orange County Housing Finance Authority Refunding Revenue, 8.40%, 6/1/25, (Credit Support: Fannie Mae)(a)	9,115,000
10,000	St. Johns County Sales Tax Revenue, Series 3013, 4.88%, 4/1/13, (Credit Support: BHAC-CR, AMBAC(a)	10,000

		53,680,000

Georgia — 3.70%
7,215,000	Clayton County Housing Authority Refunding Revenue, 8.22%, 9/1/26, (Credit Support: Fannie Mae)(a)	7,215,000
4,755,000	Cobb County Housing Authority Revenue, 7.25%, 3/1/24, (Credit Support: Freddie Mac)(a)	4,755,000
3,400,000	Fulton County Development Authority Revenue, 7.90%, 4/1/17, (LOC: SunTrust Bank)(a)	3,400,000
2,080,000	Fulton County Development Authority Revenue, 7.90%, 7/1/22, (LOC: SunTrust Bank)(a)	2,080,000
8,925,000	Marietta Housing Authority Refunding Revenue, 8.84%, 7/1/24, (Credit Support: Fannie Mae)(a)	8,925,000
3,100,000	Thomasville Hospital Authority Revenue, 7.90%, 11/1/23, (LOC: SunTrust Bank)(a)	3,100,000
4,000,000	Ware County Hospital Authority Revenue, 7.90%, 11/1/20, (LOC: SunTrust Bank)(a)	4,000,000

		33,475,000

Illinois — 4.19%
6,500,000	Galesburg Revenue, 7.25%, 3/1/31, (LOC: LaSalle Bank NA)(a)	6,500,000
4,100,000	Illinois Educational Facilities Authority Revenue, 8.28%, 12/1/25, (LOC: JPMorgan Chase Bank)(a)	4,100,000
4,100,000	Illinois Finance Authority Revenue, 7.25%, 1/1/19, (LOC: LaSalle Bank NA)(a)	4,100,000
1,375,000	Illinois Finance Authority Revenue, 8.10%, 6/1/17, (LOC: Bank One NA)(a)	1,375,000
2,100,000	Illinois Finance Authority Revenue, Series A, 7.25%, 11/1/24, (LOC: LaSalle Bank NA)(a)	2,100,000
6,900,000	Illinois Health Facilities Authority Revenue, Series C, 8.28%, 1/1/16, (LOC: Bank One NA)(a)	6,900,000
2,655,000	Kane County Community Unit School District No. 304 (Geneva), GO, Series 1968, 5.25%, 7/1/21, (Credit Support: FSA)(a)	2,655,000
3,200,000	Kane, Mchenry, Cook & De Kalb Counties Unit School District No. 300 GO,, 1.60%, 1/1/21, (Credit Support: FSA-CR, AMBAC), Callable 1/1/17 @ 100(a)	3,200,000
2,405,000	Regional Transportation Authority, GO, Series A48, 5.04%, 6/1/18, (Credit Support: FSA)(a)	2,405,000
4,505,000	State of Illinois, GO, Series 2695, 5.25%, 5/1/13, (Credit Support: AMBAC(a)	4,505,000

		37,840,000

Indiana — 1.22%
5,615,000	Avon Two Thousand School Building Corp. Revenue, 4.63%, 1/15/33, (Credit Support: FSA, State Aid Withholding)(a)	5,615,000
5,390,000	Vincennes University Revenue, Series F, 8.28%, 10/1/22, (LOC: Bank One NA)(a)	5,390,000

		11,005,000

Iowa — 3.89%
1,985,000	Iowa Finance Authority Revenue, 7.30%, 4/1/25, (LOC: Bank of America NA)(a)	1,985,000
6,725,000	Iowa Finance Authority Revenue, Series A1, 7.95%, 2/15/35, (Credit Support: Assured GTY)(a)	6,722,715
17,425,000	Iowa Finance Authority Revenue, Series A3, 8.40%, 2/15/35, (Credit Support: Assured GTY)(a)	17,425,000
9,020,000	Iowa Higher Education Loan Authority Revenue, 7.25%, 4/1/27, (LOC: LaSalle Bank NA)(a)	9,020,000

		35,152,715

Kansas — 0.72%
4,000,000	Neosho County Unified School District No. 413 GO, Series 2978, 5.68%, 3/1/13, (Credit Support: FSA)(a)	4,000,000
2,510,000	University of Kansas Hospital Authority Revenue, 6.25%, 9/1/34, (Credit Support: GO of Authority), (LOC: Harris Bank NA)(a)	2,510,000

		6,510,000

15

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Money Market Fund (cont.)

September 30, 2008

Principal Amount		Value
Louisiana — 0.45%
$4,100,000	Shreveport Home Mortgage Authority Refunding Revenue, 8.06%, 2/15/23, (Credit Support: Fannie Mae)(a)	$4,100,000

Maryland — 0.55%
5,000,000	Maryland Health & Higher Educational Facilities Authority Revenue, 7.90%, 7/1/36, (Credit Support: RADIAN), (LOC: SunTrust Bank)(a)	5,000,000

Michigan — 0.62%
5,580,000	Michigan Strategic Fund Revenue, 7.25%, 9/1/40, (LOC: LaSalle Bank NA)(a)	5,580,000

Minnesota — 2.30%
1,825,000	City of Bloomington Revenue, Series A1, 8.40%, 11/15/32, (Credit Support: Fannie Mae)(a)	1,825,000
1,390,000	City of Minneapolis Revenue, 8.25%, 11/1/16, (LOC: Wells Fargo Bank NA)(a)	1,390,000
7,240,000	Inver Grove Heights Refunding Revenue, 8.40%, 5/15/35, (Credit Support: Fannie Mae)(a)	7,240,000
8,215,000	Oak Park Heights Refunding Revenue, 8.40%, 11/1/35, (Credit Support: Freddie Mac)(a)	8,215,000
2,140,000	St. Paul Housing & Redevelopment Authority Revenue, Series A, 7.97%, 5/1/27, (LOC: US Bank NA)(a)	2,140,000

		20,810,000

Mississippi — 1.54%
6,500,000	Mississippi Business Finance Commission Revenue, 7.90%, 5/1/32, (LOC: SunTrust Bank)(a)	6,500,000
7,400,000	Mississippi Development Bank Special Obligation Refunding Revenue, 7.99%, 11/1/28, (LOC: Regions Bank)(a)	7,400,000

		13,900,000

Missouri —1.12%
5,400,000	Independence Industrial Development Authority Refunding Revenue, 8.23%, 8/1/35, (Credit Support: Freddie Mac)(a)	5,400,000
2,700,000	Missouri State Health & Educational Facilities Authority Revenue, 7.95%, 7/1/18, (LOC: SunTrust Bank)(a)	2,700,000
2,000,000	St. Charles County Industrial Development Authority Refunding Revenue, 8.22%, 2/1/29, (Credit Support: Fannie Mae)(a)	2,000,000

		10,100,000

Montana — 2.14%
1,400,000	Billings Revenue, 7.95%, 12/1/14, (LOC: Toronto Dominion Bank)(a)	1,400,000
17,970,000	Montana Board of Investment Revenue, 3.25%, 3/1/29(a)	17,970,000

		19,370,000

Nebraska — 1.27%
8,415,000	Douglas County Housing Authority Revenue, 5.79%, 1/1/42(a)	8,415,000
3,050,000	Scotts Bluff County Hospital Authority Refunding Revenue, 7.97%, 12/1/31, (Credit Support: Gannie Mae), (LOC: U.S. Bank NA)(a)	3,050,000

		11,465,000

New Jersey — 0.54%
4,915,000	Austin Trust Various States Revenue, Series 2008-353, 5.50%, 7/1/13, (LOC: Bank of America NA)(a)	4,915,000

New York — 3.85%
15,000	Eclipse Funding Trust Revenue, 4.34%, 4/1/26, (Credit Support: AMBAC), (LOC: U.S. Bank NA), Callable 4/1/16 @ 100(a)	15,000
4,535,000	New Rochelle Municipal Housing Authority Revenue, Series A, 7.95%, 12/15/35, (Credit Support: Fannie Mae)(a)	4,535,000
11,495,000	New York State Thruway Authority Revenue, Series 145, 7.59%, 10/1/08, (Credit Support: AMBAC)(a)	11,495,000
18,000,000	TSASC, Inc. Revenue, Series 1, OID, 6.25%, 7/15/34, Callable 7/15/09 @ 101	18,735,918

		34,780,918

North Carolina — 1.44%
12,995,000	North Carolina Municipal Power Agency No. 1 Catawba Revenue, 7.93%, 1/1/20, (Credit Support: BHAC-CR, MBIA), Callable 1/1/13 @ 100(a)	12,995,000

Pennsylvania — 7.87%
5,000,000	Allegheny County Higher Education Building Authority Revenue, Series A, 8.25%, 3/1/38, (LOC: PNC Bank NA)(a)	5,000,000
4,300,000	Allegheny County Industrial Development Authority Revenue, Series A, 8.25%, 6/1/38, (LOC: PNC Bank NA)(a)	4,300,000
7,000,000	City of Philadelphia Revenue, 5.68%, 12/15/25, (Credit Support: FSA), Callable 12/15/18 @ 100(a)	7,000,000
3,100,000	Emmaus General Authority Revenue, Series A11, 8.00%, 3/1/24, (LOC: DEPFA Bank PLC)(a)	3,100,000
4,700,000	Emmaus General Authority Revenue, Series F, 8.00%, 3/1/24, (LOC: U.S. Bank NA)(a)	4,700,000

16

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Money Market Fund (cont.)

September 30, 2008

Principal Amount		Value
$2,000,000	Emmaus General Authority Revenue, Series H21, 8.00%, 3/1/24, (LOC: U.S. Bank NA)(a)	$2,000,000
8,220,000	Luzerne County Convention Center Authority Revenue, Series A, 7.53%, 9/1/28, (LOC: PNC Bank NA)(a)	8,220,000
3,450,000	Luzerne County, GO, 8.25%, 11/1/14, (LOC: PNC Bank NA)(a)	3,450,000
3,375,000	Moon Industrial Development Authority Revenue, 8.25%, 6/1/25, (LOC: PNC Bank NA)(a)	3,375,000
10,000,000	Pennsylvania Turnpike Commission Refunding Revenue, Series A1, 8.40%, 12/1/22(a)	10,000,000
2,275,000	Philadelphia School District Refunding, GO, Sub-series D2, 8.25%, 9/1/11, (Credit Support: State Aid Withholding), (LOC: PNC Bank NA)(a)	2,275,000
6,000,000	Pittsburgh & Allegheny County Sports & Exhibition Authority Revenue, Series A, 8.40%, 11/1/38, (Credit Support: FSA)(a)	6,000,000
11,725,000	York County Industrial Development Authority Revenue, 8.02%, 7/1/37, (LOC: PNC Bank NA)(a)	11,725,000

		71,145,000

Puerto Rico — 0.93%
8,410,000	Puerto Rico Highway & Transportation Authority Revenue, Series 2560, 6.45%, 7/1/18, (Credit Support: FSA)(a)	8,410,000

Rhode Island — 0.35%
3,200,000	Rhode Island Health & Educational Building Corp. Revenue, 7.50%, 6/1/37, (LOC: Bank of America NA)(a)	3,200,000

South Carolina —1.22%
6,169,000	Austin Trust Various States Revenue, Series 10002, 6.26%, 1/1/43, (LOC: Bank of America NA), Callable 1/1/18 @100(a)	6,169,000
4,805,000	South Carolina Jobs-Economic Development Authority Revenue, Series A, 9.65%, 8/1/35, (LOC: Bank of America NA)(a)	4,805,000

		10,974,000

Tennessee — 5.02%
1,180,000	Blount County Public Building Authority Revenue, 7.90%, 12/1/15, (Credit Support: County GTY), (LOC: SunTrust Bank)(a)	1,180,000
6,240,000	Dayton Industrial Development Board Revenue, 8.01%, 7/1/36, (LOC: Regions Bank)(a)	6,240,000
3,300,000	Dickson County Industrial Development Board Revenue, 7.95%, 11/1/12, (LOG: SunTrust Bank)(a)	3,300,000
2,000,000	Hendersonville Industrial Development Board Refunding Revenue, 8.10%, 2/15/28, (Credit Support: Fannie Mae)(a)	2,000,000
8,500,000	Memphis Health Educational & Housing Facility Board Revenue, 7.99%, 10/1/33, (LOC: Regions Bank)(a)	8,500,000
2,000,000	Memphis-Shelby County Industrial Development Board Revenue, Series A, 7.90%, 1/1/28, (LOC: SunTrust Bank)(a)	2,000,000
11,160,000	Metropolitan Government Nashville & Davidson County Industrial Development Board Revenue, 7.90%, 11/1/27, (LOC: SunTrust Bank)(a)	11,160,000
4,500,000	Shelby County Health Educational & Housing Facilities Board Revenue, 8.01%, 5/1/33, (LOC: AmSouth Bank)(a)	4,500,000
6,500,000	Shelby County Health Educational & Housing Facilities Board Revenue, Series B, 7.93%, 6/1/42, (Credit Support: Assured GTY)(a)	6,500,000

		45,380,000

Texas — 2.73%
1,170,000	Bexar County Housing Finance Corp. Refunding Revenue, 8.40%, 12/15/34, (Credit Support: Fannie Mae)(a)	1,170,000
7,680,000	City of Corpus Christi Revenue, Series 2963, 5.35%, 1/15/13, (Credit Support: FSA)(a)	7,680,000
5,325,000	Dallas Area Rapid Transit Revenue, Series 1771, 6.54%, 12/1/14, (Credit Support: AMBAC(a)	5,325,000
5,645,000	Splendora Higher Education Facilities Corp. Revenue, Series A, 8.05%, 12/1/26, (LOC: Wells Fargo Bank NA)(a)	5,645,000
2,630,000	Tarrant County Housing Finance Corp. Revenue, 8.10%, 2/15/36, (Credit Support: Fannie Mae)(a)	2,630,000
2,245,000	Texas Department of Housing & Community Affairs Revenue, 8.05%, 7/1/33, (Credit Support: Freddie Mac)(a)	2,245,000

		24,695,000

Utah — 0.59%
900,000	Duchesne County School District Revenue, 8.13%, 6/1/21, (LOC: US Bank NA)(a)	900,000

17

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Money Market Fund (cont.)

September 30, 2008

Principal Amount		Value
$4,435,000	Salt Lake County Housing Authority Refunding Revenue, 8.02%, 2/15/31, (Credit Support: Fannie Mae)(a)	$4,435,000

		5,335,000

Virginia — 6.29%
19,320,000	Chesterfield County Economic Development Authority Revenue, Series C2, 7.95%, 11/1/42, (Credit Support: Assured GTY)(a)	19,312,276
14,860,000	Fairfax County Economic Development Authority Revenue, 7.90%, 2/1/29, (LOC: SunTrust Ban k)(a)	14,860,000
8,800,000	Henrico County Economic Development Authority Revenue, Series B1, 7.95%, 11/1/42, (Credit Support: Assured GTY)(a)	8,800,000
8,800,000	Henrico County Economic Development Authority Revenue, Series B2, 7.95%. 11/1/42, (Credit Support: Assured GTY)(a)	8,800,000
5,055,000	Lewistown Commerce Center Community Development Authority Special Tax, Series 2115, 5.87%, 3/1/27, Callable 3/1/18 @ 100(a)	5,055,000

		56,827,276

Washington — 2.13%
2,135,000	City of Richland Revenue, 8.25%, 12/1/21, (LOC: Bank of America NA)(a)	2,135,000
2,895,000	City of Seattle Revenue, Series 2692, 5.25%, 2/1/13, (Credit Support: FSA)(a)	2,895,000
2,385,000	Port Tacoma GO, Series 2439, 4.63%, 12/1/15, (Credit Support: FSA)(a)	2,385,000
5,910,000	Renton Housing Authority Revenue, 6.28%, 5/1/40(a)	5,910,000
2,500,000	Washington Economic Development Finance Authority Refunding Revenue, 8.05%, 8/1/33, (LOC: Wells Fargo Bank NA)(a)	2,500,000
430,000	Washington State Housing Finance Commission Refunding Revenue, Series B, 8.30%, 7/1/11, (LOC: U.S. Bank NA)(a)	430,000
1,890,000	Washington State Housing Finance Commission Revenue, 8.05%, 7/1/28, (LOC: Wells Fargo Bank NA)(a)	1,890,000
1,100,000	Washington State Housing Finance Commission Revenue, 8.30%, 7/1/22, (LOC: U.S. Bank NA)(a)	1,100,000

		19,245,000

Wisconsin — 1.83%
5,000,000	Pleasant Prairie Refunding Revenue, 7.93%, 9/1/30, (LOC: Wells Fargo Bank NA)(a)	5,000,000
5,500,000	Wisconsin Health & Educational Facilities Authority Revenue, 1.68%, 1111 5/30(a)	5,500,000
5,000,000	Wisconsin Health & Educational Facilities Authority Revenue, 8.05%, 6/1/28, (LOC: Wells Fargo Bank NA)(a)	5,000,000
1,000,000	Wisconsin Health & Educational Facilities Authority Revenue, 8.40%, 2/1/30, (LOC: US Bank NA)(a)	1,000,000

		16,500,000

Total Municipal Bonds (Cost $661,119,909)		661,119,909

Shares
Investment Companies — 6.86%
30,000,000	Goldman Sachs Tax-Free Institutional Money Market Fund	30,000,000
32,000,000	Wells Fargo Advantage National Tax-Free Institutional Money Market Fund	32,000,000

Total Investment Companies (Cost $62,000,000)		62,000,000

Total Investments (Cost $723,119,909)(b) — 80.02%		723,119,909
Other assets in excess of liabilities- 19.98%		180,588,381

NET ASSETS — 100.00%		$903,708,290

(a)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2008. The maturity date represents the actual maturity date. The security’s effective maturity resets on a weekly or monthly basis.

18

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Money Market Fund (cont.)

September 30, 2008

(b) Tax cost of securities is equal to book cost of securities.

Abbreviations used are defined below:

AMBAC – American Municipal Bond Assurance Corp.

BHAC-CR – Berkshire Hathaway Assurance Corp. Custodial Receipts

FSA – Financial Security Assurance, Inc.

FSA-CR – FSA Custodial Receipts

GO – General Obligation

GTY – Guaranty

LOC – Letter of Credit

MBIA – Municipal Bond Insurance Association

OID – Original Issue Discount

See notes to financial statements.

19

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Prime Money Market Fund

September 30, 2008

Principal Amount		Value
Asset Backed Securities — 0.72%
Asset Backed Auto Receivables — 0.72%
$908,503	CPS Auto Trust, Series 2008-A, Class Al, 3.47%, 4/15/09(a)	$908,503
367,584	Daimler Chrysler Auto Trust, Series 2008-A, Class A1, 3.15%, 3/9/09(a)	367,584
12,303,438	Honda Auto Receivables Owner Trust, Series 2008-1, Class A1, 2.92%, 7/20/09	12,303,438
77,569	Nissan Auto Receivables Owner Trust, Series 2008-A, Class Al, 4.00%, 1/15/09	77,568

		13,657,093

Total Asset Backed Securities (Cost $13,657,093)		13,657,093

Commercial Paper — 8.23%
Asset Backed Securities — 4.28%
25,000,000	Bank of America Credit Card Trust Emerald Notes, 3.02%, 12/5/08(a)(b)	24,864,583
15,000,000	Fairway Finance Corp., 2.81%, 10/8/08(a)(b)	14,991,863
16,000,000	Nationwide Building Society, 2.76%, 10/23/08(a)(b)	15,973,209
25,000,000	Nationwide Building Society, 2.89%, 11/3/08(a)(b)	24,934,229

		80,763,884

Banks - Australia & New Zealand — 3.95%
10,000,000	Australia & New Zealand National (International) Ltd., 2.76%, 12/1/08(a)(b)	9,953,572
40,000,000	Commonwealth Bank of Australia, 2.74%, 12/4/08(a)(b)	39,806,578
25,000,000	National Australia Funding, 2.74%, 11/20/08(a)(b)(c)	24,866,125

		74,626,275

Total Commercial Paper (Cost $155,429,416)		155,390,159

Certificates of Deposit — 2.55%
Banks - Canada — 0.43%
8,000,000	Bank of Nova Scotia, 5.20%, 2/20/09	8,069,925

Banks - Canadian — 0.79%
15,000,000	Bank of Montreal (Chicago), 2.89%, 10/31/08(d)	15,000,247

Banks - Domestic — 1.33%
5,000,000	Bank of New York (The), 5.41%, 5/15/09	5,061,771
20,000,000	BB&T Co., 3.21%, 9/4/09(a)(c)	19,954,840

		25,016,611

Total Certificates of Deposit (Cost $48,131,943)		48,086,783

Corporate Bonds — 41.17%
Banks - Australia & New Zealand — 3.56%
7,500,000	Australia & New Zealand Banking Group Ltd., 2.80%, 1/2/09(a)(d)	7,500,000
11,250,000	Australia & New Zealand National (International) Ltd., 3.04%, 4/10/09(a)(d)	11,250,000
7,500,000	Commonwealth Bank of Australia, 4.35%, 5/1/09(a)(d)	7,500,000
11,000,000	National Australia Bank Ltd., 3.03%, 4/6/09(a)(c)(d)	10,977,439
15,000,000	Westpac Banking Corp., 2.49%, 10/15/08(a)(d)	15,000,000
15,000,000	Westpac Banking Corp., 2.95%, 2/6/09(a)(d)	14,997,944

		67,225,383

Banks - Domestic — 6.67%
12,000,000	Bank of America NA, 2.99%, 6/3/09(d)	12,000,000
22,000,000	M&I Bank, 2.50%, 2/13/09(c)(d)	21,680,912
25,000,000	PNC Bank NA, 2.43%, 10/3/08(d)	24,999,529
10,000,000	PNC Bank NA, 3.67%, 12/29/08(d)	9,991,713
20,000,000	SunTrust Banks, Inc., 4.00%, 10/15/08	19,994,975
26,205,000	US Bancorp, 5.30%, 4/28/09	26,547,975
11,000,000	Wachovia Bank NA, 3.00%, 5/1/09(c)	10,710,863

		125,925,967

Banks - Foreign — 8.62%
22,500,000	Banco Espanol de Credito SA, 2.79%, 2/11/09(a)(d)	22,500,000
10,000,000	Banco Santander Totta SA, 2.50%, 10/6/08(a)(d)	10,000,000
5,000,000	Bank of Ireland, 3.02%, 2/18/09(a)(c)(d)	4,995,600
15,000,000	Credit Suisse (New York), 2.94%, 2/5/09(c)(d)	14,972,970
15,000,000	Deutsche Bank AG (New York), 4.26%, 8/4/09(c)(d)	14,998,470
25,000,000	Fortis Bank SA NV (New York), 2.78%, 2/18/09(a)(c)(d)	24,935,075
12,500,000	La Caja de Ahorros y Pensiones de Barcelona, 2.80%, 2/13/09(a)(c)(d)	12,506,514

20

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Prime Money Market Fund (cont.)

September 30, 2008

Principal Amount		Value
$21,300,000	Santander US Debt SA Unipersonal, 2.85%, 10/21/08(a)(d)	$21,297,700
20,000,000	Svenska Handelsbanken AB, 2.48%, 10/10/08(a)(d)	20,000,000
16,500,000	Svenska Handelsbanken AB, 3.18%, 10/20/08(a)(d)	16,500,000

		162,706,329

Banks - United Kingdom — 3.15%
7,500,000	Bank of Scotland PLC, 2.48%, 10/6/08(a)(d)	7,500,000
10,000,000	Bank of Scotland PLC, 3.01%, 5/6/09(c)(d)	9,973,800
12,000,000	Barclays Bank PLC (New York), 2.79%, 2/11/09(d)	12,000,000
30,000,000	Lloyds TSB Group PLC, 2.48%, 10/6/08(a)(d)	30,000,000

		59,473,800

Finance - Diversified Domestic — 8.01%
28,000,000	American Express Credit Corp., 3.20%, 10/17/08(a)(d)	27,996,542
16,000,000	Cowboys Stadium LP, 6.00%, 7/1/39(a)(d)	16,000,000
15,000,000	Florida Hurricane Catastrophe Fund, 2.71%, 6/15/09(c)(d)	15,000,000
13,000,000	General Electric Capital Corp., 2.51%, 6/9/09(c)(d)	12,583,826
20,000,000	General Electric Capital Corp., 2.86%, 3/16/09(c)(d)	19,907,160
4,830,000	General Electric Capital Corp., 3.60%, 10/15/08	4,829,361
24,989,000	JPMorgan Chase & Co., 3.50%, 3/15/09	24,040,621
10,000,000	PACCAR Financial Corp., 2.86%, 11/28/08(d)	10,001,954
20,000,000	Twins Ballpark LLC, 8.00%, 10/1/34(a)(d)	20,000,000

		151,359,464

Finance - Diversified Foreign — 2.54%
38,000,000	Kommunalkredit International Bank Ltd., 2.82%, 10/10/08(a)(d)	38,000,000
10,000,000	Unilever Capital Corp., 2.49%, 10/10/08(a)(d)	10,000,000

		48,000,000

Information Technology — 1.32%
25,000,000	International Business Machines Corp., 2.52%, 2/8/09(a)(d)	25,000,000

Insurance — 5.47%
15,000,000	ING Verzekeringen NV, 2.48%, 10/3/08(a)(d)	15,000,000
16,500,000	MassMutual Global Funding II, 3.31%, 3/19/09(a)(d)	16,500,000
10,000,000	Metropolitan Life Global Funding I, 3.04%, 5/11/09(a)(c)(d)	9,995,170
30,000,000	Nationwide Life Global Funding I, 2.49%, 2/11/09(a)(c)(d)	29,886,210
20,000,000	Nationwide Life Global Funding I, 3.43%, 10/24/08(a)(d)	20,000,000
12,000,000	Pricoa Global Funding I, 3.07%, 6/12/09(a)(d)	12,000,000

		103,381,380

Oil & Gas — 1.83%
27,000,000	BP AMI Leasing Inc., 3.49%, 6/26/09(a)(d)	27,003,031
7,500,000	BP Capital Markets PLC, 2.92%, 7/10/09(d)	7,500,000

		34,503,031

Total Corporate Bonds (Cost $778,949,551)		777,575,354

Municipal Bonds — 8.34%
California — 0.74%
14,000,000	M-S-R Public Power Agency Revenue, Series N, 8.45%, 7/1/20, (LOC: Dexia Credit Local SA)(d)	14,000,000

Michigan — 0.85%
16,000,000	Michigan Municipal Bond Authority Refunding Revenue, Series A-2, 10.00%, 9/1/48(d)	16,000,000

New Jersey — 0.97%
18,350,000	New Jersey Health Care Facilities Finance Authority Revenue, Series B, 6.00%, 7/1/37, (Credit Support: Assured GTY)(d)	18,350,000

New York — 2.31%
21,350,000	City of New York, GO, Sub-series A10, 10.00%, 11/1/21, (Credit Support: FSA)(d)	21,350,000
7,115,000	New York City Housing Development Corp. Multi-Family Rental Housing Revenue, Series B, 8.00%, 4/15/36, (Credit Support: Fannie Mae)(d)	7,115,000
15,100,000	New York State Housing Finance Agency Revenue, Series B, 8.00%, 11/1/36, (LOC: Bank of America NA)(d)	15,100,000

		43,565,000

Ohio — 0.66%
12,500,000	Ohio State Higher Educational Facilities Refunding Revenue, Series B, 6.25%, 5/1/42, (LOC: US Bank NA)(d)	12,500,000

Tennessee — 1.39%
26,300,000	Johnson City Health & Educational Facilities Board Hospital Revenue, Series B, 9.72%, 7/1/33, (LOC: Regions Bank)(d)	26,300,000

21

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Prime Money Market Fund (cont.)

September 30, 2008

Principal Amount		Value
Texas — 0.74%
$14,015,000	State of Texas Refunding Revenue, Fund II, Series C, 8.15%, 6/1/29(d)	$14,015,000

Utah — 0.68%
12,805,000	Utah Housing Corp. Revenue, Series C-2, Class 1, 5.50%, 1/1/38(d)	12,805,000

Total Municipal Bonds (Cost $157,535,000)		157,535,000

U.S. Government Agency Backed Mortgages — 1.36%
Freddie Mac — 1.36%
824,296	Pool #W00065, 7.21%, 8/1/09	834,690
24,797,989	Series 3427, 2.62%, 3/15/10(d)	24,797,989

		25,632,679

Total U.S. Government Agency Backed Mortgages (Cost $25,632,679)		25,632,679

Repurchase Agreements — 36.00%
405,000,000	Barclays Capital, Inc. dated 9/30/08; due 10/1/08 at 2.20% with maturity value of $405,024,750 (fully collateralized by a Fannie Mae security, Fannie Mae Strips, Freddie Mac, Freddie Mac Strips, Ginnie Mae, and Ginnie Mae Strips with maturity dates ranging from 10/25/11 to 11/1/47 at rates ranging from 0.00% to 7.50%)	405,000,000
275,000,000	Deutsche Bank AG dated 9/30/08; due 10/1/08 at 2.47% with maturity value of $275,018,868 (fully collateralized by Freddie Mac and Freddie Mac Strips with maturity dates ranging from 8/15/21 to 8/15/37 at rates ranging from 0.00% to 6.00%)	275,000,000

Total Repurchase Agreements (Cost $680,000,000)		680,000,000

Shares
Investment Company — 0.17%
3,1146,697	Wells FargoPrime Investment Market Fund	3,146,697

Total Investment Company (Cost $3,146,697)		3,146,697

Principal Amount
Capital Support Agreement — 0.00%
	$0 Voyageur Capital Support Agreement(e)	0

Total Capital Support Agreement (Cost $0)		0

Total Investments (Cost $I,862,482,379)(f) — 98.54%		1,861,023,765
Other assets in excess of liabilities — 1.46%		27,550,445

NET ASSETS — 100.00%		$1,888,574,210

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(b)	Represents effective yield to maturity on date of purchase.
(c)	Security (“Eligible Note”) is subject to capital support agreement and is stated at fair value.
(d)	Variable rate security. The rate reflected in the Schedule of Portfolio lnvestments is the rate in effect on September 30, 2008. The maturity date represents the actual maturity date. The security’s effective maturity resets on a weekly or monthly basis.
(e)	The Fund has entered into a Capital Support Agreement (“Agreement”) with Voyageur Asset Management Inc. (“Voyageur”) which provides that Voyageur will contribute capital to the Fund, up to a specified maximum amount, in the event that the Fund realizes a loss on any Eligible Notes and such realized loss causes the Fund’s net asset value as calculated using the market based net asset value to drop below $0.9950. As of September 30, 2008, the fair value of the Agreement was $0.

22

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Prime Money Market Fund (cont.)

September 30, 2008

(f)	Tax cost of securities is equal to book cost of securities.

Abbreviations used are defined below:

FSA – Financial Security Assurance, Inc.

GO – General Obligation

GTY – Guaranty

LOC – Letter of Credit

See notes to financial statements.

23

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Tax-Free Money Market Fund

September 30,2008

Principal Amount		Value
Municipal Bonds — 55.47%
Alabama — 4.94%
$3,495,000	City of Birmingham, GO, Series A, 8.01%, 6/1/11, (LOC: Regions Bank)(a)	$3,495,000
1,700,000	County of Jefferson Revenue, 8.21%, 9/1/25(a)	1,700,000
3,000,000	County of Jefferson Revenue, Series A, OID, 5.13%, 2/1/09, (Credit Support: FGIC)	3,062,370
12,445,000	County of Taladega Revenue, 8.01%, 2/1/31, (LOC: Regions Bank)(a)	12,445,000
6,000,000	Washington County lndustrial Development Authority Revenue, 8.95%, 8/1/37, (LOC: Regions Bank)(a)	6,000,000

		26,702,370

Arizona — 1.94%
5,500,000	Glendale lndustrial Development Authority Revenue, 8.05%, 1/1/27, (LOC: Wells Fargo Bank NA)(a)	5,500,000
5,000,000	Pima County lndustrial Development Authority Revenue, 8.02%, 9/1/38, (LOC: PNC Bank NA)(a)	5,000,000

		10,500,000

California — 0.76%
4,100,000	Sacramento County Housing Authority Refunding Revenue, Series D, 7.85%, 7/15/29, (Credit Support: Fannie Mae)(a)	4,100,000

Colorado — 4.39%
3,170,000	Aurora Centretech Metropolitan District, GO, Series C, 8.05%, 12/1/28, (LOC: U.S. Bank NA)(a)	3,170,000
3,625,000	Colorado Educational & Cultural Facilities Authority Revenue, 8.21%, 7/1/31, (LOC: AmSouth Bank)(a)	3,625,000
2,400,000	Colorado Housing & Finance Authority Refunding Revenue, 8.10%, 10/15/16, (Credit Support: Fannie Mae)(a)	2,400,000
3,080,000	Colorado Housing & Finance Authority Refunding Revenue, Series E, 8.10%, 10/15/16, (Credit Support: Fannie Mae)(a)	3,080,000
3,135,000	Colorado Housing & Finance Authority Refunding Revenue, Series J, 8.10%, 10/15/16, (Credit Support: Fannie Mae)(a)	3,135,000
3,475,000	County of Pitkin Refunding Revenue, Series A, 8.30%, 12/1/24, (LOC: US Bank NA)(a)	3,475,000
4,810,000	Parker Automotive Metropolitan District GO, 3.50%, 12/1/34, (LOC: US Bank NA)(a)	4,810,000

		23,695,000

District Of Columbia — 0.31%
1,700,000	District of Columbia Revenue, 8.05%, 7/1/36, (LOC: BB&T Bank)(a)	1,700,000

Florida — 6.77%
80,000	Alachua County Health Facilities Authority Revenue, Series A,, 6.25%, 10/1/32, (LOC: Bank of Scotland PLC)(a)	80,000
5,104,000	Austin Trust Various States Revenue, Series 10003, 6.39%, 12/1/31, (LOC: Bank of America NA)(a)	5,104,000
4,995,000	Broward County School Board COP, Series 2991Z, 8.46%, 1/1/16, (Credit Support: FSA)(a)	4,995,000
4,995,000	City of Tallahassee Revenue, Series 2069Z, 8.26%, 4/1/15, (Credit Support: MBIA)(a)	4,995,000
5,110,000	County of Miami-Dade Revenue, 7.90%, 8/1/15, (LOC: SunTrust Bank)(a)	5,104,000
170,000	Dade County lndustrial Development Authority Revenue, 7.30%, 10/1/16, (LOC: Bank of America NA)(a)	170,000
14,100,000	Highlands County Health Facilities Authority Refunding Revenue, Series A, 8.31%, 11/15/30, (Credit Support: FSA)(a)	14,100,000
2,020,000	Orange County Health Facilities Authority Revenue, Series A1 , 10.00%, 10/1/41, (Credit Support: FSA)(a)	2,020,000

		36,574,000

Georgia — 3.10%
3,850,000	Cobb County Development Authority Revenue, 7.90%, 2/1/13, (LOC: SunTrust Bank)(a)	3,850,000
3,600,000	Columbus Hospital Authority Revenue, 7.90%, 1/1/18, (LOC: SunTrust Bank)(a)	3,600,000
2,400,000	Gainesville Redevelopment Authority Revenue, 7.90%, 12/1/24, (LOC: SunTrust Bank)(a)	2,400,000
2,605,000	Gwinnett County Development Authority Revenue, 7.90%, 4/1/18, (LOC: SunTrust Bank)(a)	2,605,000

24

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Tax-Free Money Market Fund (cont.)

September 30, 2008

Principal Amount		Value
$4,300,000	Macon-Bibb County Hospital Authority Revenue, 7.90%, 12/1/18, (LOC: SunTrust Bank)(a)	$4,300,000

		16,755,000

Illinois — 1.56%
3,205,000	Channahon Revenue, Series D, 8.00%, 12/1/32, (LOC: U.S. Bank NA)(a)	3,205,000
2,700,000	Galesburg Revenue, 8.25%, 7/1/24, (LOC: LaSalle Bank NA)(a)	2,700,000
2,500,000	State of Illinois GO, Series 687, 8.26%, 11/1/12, (Credit Support: AMBAC)(a)	2,500,000

		8,405,000

Indiana — 1.58%
8,540,000	Indiana Health Facility Financing Authority Revenue, Series A, 7.25%, 7/1/28, (LOC: Bank of America NA)(a)	8,540,000

Iowa — 2.25%
10,000,000	Iowa Finance Authority Revenue, Series A3, 8.40%, 2/15/35, (Credit Support: Assured GTY)(a)	10,000,000
2,150,000	Woodbury County Revenue, 8.13%, 11/1/16, (LOC: US Bank NA)(a)	2,150,000

		12,150,000

Kansas — 0.59%
3,215,000	City of Olathe Revenue, Series B, 7.30%, 11/1/18, (LOC: Bank of America NA)(a)	3,215,000

Louisiana — 0.94%
5,080,000	South Louisiana Port Commission Refunding Revenue, 8.25%, 7/1/18, (LOC: Bank of New York)(a)	5,080,000

Maryland — 0.91%
4,900,000	Maryland Health & Higher Educational Facilities Authority Revenue, 7.90%, 7/1/28, (LOC: SunTrust Bank)(a)	4,900,000

Michigan — 0.18%
1,000,000	Michigan State Hospital Finance Authority Revenue, 8.40%, 6/1/22, (Credit Support: Assured GTY)(a)	1,000,000

Minnesota — 4.78%
8,035,000	Burnsville Refunding Revenue, 8.40%, 1/1/35, (Credit Support: Freddie Mac)(a)	8,035,000
4,995,000	Inver Grove Heights Refunding Revenue, 8.40%, 5/15/35, (Credit Support: Fannie Mae)(a)	4,995,000
3,665,000	Midwest Consortium of Municipal Utilities Revenue, Series B, 8.10%, 10/1/35, (LOC: U.S. Bank NA)(a)	3,665,000
1,200,000	Minnetonka Refunding Revenue, 8.40%, 11/15/31, (Credit Support: Fannie Mae)(a)	1,200,000
5,670,000	Oak Park Heights Refunding Revenue, 8.40%. 11/1/35, (Credit Support: Freddie Mac)(a)	5,670,000
1,305,000	Spring Lake Park Refunding Revenue, 8.40%, 2/15/33, (Credit Support: Fannie Mae)(a)	1,305,000
980,000	St. Paul Port Authority Revenue, Series U, 8.25%, 3/1/24, (LOC: Dexia Credit Local SA)(a)	980,000

		25,850,000

Mississippi — 2.45%
6,660,000	Mississippi Business Finance Corp. Revenue, 8.01%, 8/1/25, (LOC: AmSouth Bank)(a)	6,660,000
6,560,000	Mississippi Business Finance Corp. Revenue, 8.06%, 9/1/33, (LOC: Regions Bank)(a)	6,560,000

		13,220,000

Missouri — 1.80%
4,700,000	Independence Industrial Development Authority Refunding Revenue, 8.23%, 8/1/35, (Credit Support: Freddie Mac)(a)	4,700,000
5,000,000	St. Louis Industrial Development Authority Refunding Revenue, 8.25%, 5/1/09, (LOC: PNC Bank NA), (a)	5,000,000

		9,700,000

Montana — 1.25%
6,775,000	Montana Board of Investment Revenue, 3.25%, 3/1/10(a)	6,775,000

Oklahoma — 0.18%
3,140,000	McAlester Public Works Authority Revenue, Series A, Pre-Refunded, OID, 1.90%, 2/1/09, (Credit Support: FSA)(b)	967,350

Oregon — 0.45%
2,410,000	Washington Multnomah & Yamill Counties School District No. 1J GO, Series 171, 8.06%, 12/1/08, (Credit Support: MBIA)(a)	2,410,000

Pennsylvania — 5.18%
4,000,000	Allegheny County Higher Education Building Authority Revenue, Series A, 8.25%, 3/1/38,. (LOC:, PNC Bank NA)(a)	4,000,000
1,065,000	Allegheny County Industrial Development Authority Revenue, 8.25%, 6/1/38, (LOC: PNC Bank NA)(a)	1,065,000
4,800,000	Doylestown Hospital Authority Revenue, Series B, 8.25%, 7/1/37, (LOC: PNC Bank NA)(a)	4,800,000

25

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Tax-Free Money Market Fund (cont.)

September 30, 2008

Principal Amount		Value
$2,480,000	Luzerne County Convention Center Authority Revenue, Series A, 8.25%, 9/1/28, (LOC: PNC Bank NA)(a)	$2,480,000
1,875,000	Montgomery County lndustrial Development Authority Revenue, 8.02%, 11/1/38, (LOC: PNC Bank NA)(a)	1,875,000
1,350,000	Pennsylvania Higher Educational Facilities Authority Revenue, Series H5, 8.25%, 5/1/31, (LOC: PNC Bank NA)(a)	1,350,000
7,000,000	Pennsylvania Turnpike Commission Refunding Revenue, Series A1, 8.40%, 12/1/22(a)	7,000,000
2,100,000	Philadelphia School District Refunding, GO, Sub-series D2, 8.25%, 9/1/11, (Credit Support: State Aid Withholding), (LOC: PNC Bank NA)(a)	2,100,000
1,100,000	Pittsburgh & Allegheny County Sports & Exhibition Authority Revenue, Series A, 8.40%, 11/1/38, (Credit Support: FSA)(a)	1,100,000
2,200,000	Scranton-Lackawanna Health & Welfare Authority Revenue. 8.25%, 7/1/32, (LOC: PNC Bank NA)(a)	2,200,000

		27,970,000

Tennessee — 2.85%
1,340,000	Memphis-Shelby County Industrial Development Board Revenue, Series A, 7.90%, 1/1/28, (LOC: SunTrust Bank)(a)	1,340,000
4,200,000	Pulaski & Giles County Industrial Development Board Revenue, 8.01%, 1/1/24, (LOC: AmSouth Bank)(a)	4,200,000
5,000,000	Shelby County Health Educational & Housing Facilities Board Revenue, Series A, 8.10%, 6/1/42, (Credit Support: Assured GTY)(a)	5,000,000
3,950,000	Shelby County Health Educational & Housing Facilities Board Revenue, Series C, 7.96%, 12/1/13, (LOC: BNP Paribas)(a)	3,950,000
900,000	Sullivan County Health Educational & Housing Facilities Board Revenue, 8.05%, 9/1/32, (LOC: Bank of America NA)(a)	900,000

		15,390,000

Texas — 1.22%
3,030,000	Bexar County Housing Finance Corp. Revenue, Series A-1, 8.40%, 2/15/30, (Credit Support: Fannie Mae)(a)	3,030,000
3,585,000	Crawford Education Facilities Corp. Revenue, 8.30%, 6/1/18, (LOC: U.S. Bank NA)(a)	3,585,000

		6,615,000

Utah — 1.75%
2,800,000	Duchesne County School District Revenue, 8.13%, 6/1/21, (LOC: US Bank NA)(a)	2,800,000
5,835,000	Jordanelle Special Service District Revenue, 8.05%, 9/1/25, (LOC: Wells Fargo Bank NA)(a)	5,835,000
805,000	Sanpete County Revenue, 8.13%, 8/1/28, (LOC: US Bank NA)(a)	805,000

		9,440,000

Washington — 0.75%
300,000	City of Richland Revenue, 8.25%, 12/1/21, (LOC: Bank of America NA)(a)	300,000
3,735,000	Washington Health Care Facilities Authority Revenue, 7.30%, 8/1/26, (LOC: Bank of America NA)(a)	3,735,000

		4,035,000

Wisconsin — 1.85%
3,700,000	Wisconsin Health & Educational Facilities Authority Revenue, 1.68%, 11/15/30(a)	3,700,000
4,335,000	Wisconsin Health & Educational Facilities Authority Revenue, 8.05%, 11/1/25, (LOC: Wells Fargo Bank NA)(a)	4,335,000
1,970,000	Wisconsin Municipalities Private School Finance Commission Revenue, 8.30%, 3/1/23, (LOC: U.S. Bank NA)(a)	1,970,000

		10,005,000

Wyoming — 0.74%
4,000,000	Sweetwater County TECP, 1.60%, 11/5/08(c)	4,000,000

Total Municipal Bonds (Cost $299,693,720)		299,693,720

26

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Tax-Free Money Market Fund (cont.)

September 30, 2008

Shares		Value
Investment Companies — 9.25%
23,000,000	Goldman Sachs Tax-Free Institutional Money Market Fund	$23,000,000
27,000,000	Wells Fargo Advantage National Tax-Free Institutional Money Market Fund	27,000,000

Total Investment Companies (Cost $50,000,000)		50,000,000

Total Investments (Cost $349,693,720)(d) — 64.72%		349,693,720

Other assets in excess of liabilities — 35.28%		190,601,330

NET ASSETS — 100.00%		$540,295,050

(a)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2008. The maturity date represents the actual maturity date. The security’s effective maturity resets on a weekly or monthly basis.
(b)	Represents effective yield to maturity on date of purchase.
(c)	Represents effective yield to maturity on date of purchase.
(d)	Tax cost of securities is equal to book cost of securities.

Abbreviations used are defined below:

AMBAC - American Municipal Bond Assurance Corp.

COP - Certificate of Participation

FGlC - Federal Guaranty Insurance Co.

FSA - Financial Security Assurance

GO - General Obligation

GTY - Guaranty

LOC - Letter of Credit

MBlA - Municipal Bond lnsurance Association

OID - Original Issue Discount

TECP - Tax Exempt Commercial Paper

See notes to financial statements.

27

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2008

	Tamarack Prime Money Market Fund	Tamarack U.S. Government Money Market Fund		Tamarack Tax-Free Money Market Fund	Tamarack Institutional Prime Money Market Fund	Tamarack Institutional Tax-Free Money Market Fund
Assets:
Investments, at value (cost $10,570,363,927; $3,350,817,535; $723,119,909; $1,862,482,379 and $349,693,720, respectively)	$10,555,519,680 *	$3,350,817,535	**	$723,119,909	$1,861,023,765 ***	$349,693,720
Securities of Affiliates - Capital Support Agreement (Note 5)	—	—		—	—	—
Cash	—	—		8,420,037	—	14,742,779
Interest and dividends receivable	21,121,500	7,140,798		3,271,136	4,101,872	1,559,139
Receivable for investments sold	21,860,021	—		169,548,081	23,865,698	174,389,627
Prepaid expenses	217,621	76,407		59,389	74,970	77,744

Total Assets	10,598,718,822	3,358,034,740		904,418,552	1,889,066,305	540,463,009

Liabilities:
Distributions payable	918	4		—	1	—
Payable for investments purchased	—	90,453,116		—	—	—
Accrued expenses and other payables:
Investment advisory fees	3,661,654	688,579		395,823	402,770	137,149
Administration fees	2,191,966	477,693		197,911	—	—
Audit fees	212,466	38,512		23,900	43,199	17,655
Trustee fees	9,967	1,383		924	1,858	730
Shareholder reports	434,043	77,731		39,878	1,386	578
Transfer Agent fees	1,234,335	80,614		39,111	6,071	2,332
Other	105,426	32,288		12,715	36,810	9,515

Total Liabilities	7,850,775	91,849,920		710,262	492,095	167,959

Net Assets	$10,590,868,047	$3,266,184,820		$903,708,290	$1,888,574,210	$540,295,050

Net Assets Consist Of:
Capital	$10,610,523,941	$3,266,182,540		$903,554,749	$1,890,076,329	$540,258,996
Distributions in excess of net investment income	(918)	—		—	(1)	—
Accumulated net realized gains (losses) from investment transactions	(4,810,729)	2,280		153,541	(43,504)	36,054
Net unrealized depreciation on investments	(14,844,247)	—		—	(1,458,614)	—

Net Assets	$10,590,868,047	$3,266,184,820		$903,708,290	$1,888,574,210	$540,295,050

Shares Outstanding (Unlimited number or shares authorized, no par value):	10,610,643,908	3,266,216,927		903,602,854	1,890,089,967	540,258,996
Net Asset Values:	$1.00	$1.00		$1.00	$1.00	$1.00

*	$2,142,000,000 of which are repurchase agreements. See Schedule of Portfolio Investments for details.
**	$1,192,000,000 of which are repurchase agreements. See Schedule of Portfolio Investments for details.
***	$680,000,000 of which are repurchase agreements. See Schedule of Portfolio Investments for details.

See notes to financial statements.

28

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2008

	Tamarack Prime Money Market Fund	Tamarack U.S. Government Money Market Fund	Tamarack Tax-Free Money Market Fund	Tamarack Institutional Prime Money Market Fund	Tamarack Institutional Tax-Free Money Market Fund
Investment Income:
Interest income	$408,575,257	$59,490,934	$26,195,628	$73,262,536	$17,899,709
Dividend income	171,961	116,672	437,282	161,646	468,050

Total Investment Income	408,747,218	59,607,606	26,632,910	73,424,182	18,367,759

Expenses:
Investment advisory fees	45,228,214	6,698,072	4,927,314	5,007,046	1,702,711
Accounting fees	533,907	90,522	48,124	98,188	33,316
Administration fees	27,049,048	4,605,765	2,463,544	—	—
Audit fees	299,445	54,826	33,064	60,550	24,348
Custodian fees	91,010	21,984	13,088	22,918	9,852
Insurance fees	93,734	21,622	17,284	31,229	13,159
Legal fees	434,667	79,429	39,669	91,443	29,667
Registration and filing fees	242,575	178,923	80,594	112,152	54,051
Shareholder reports	4,701,933	375,888	171,792	20,565	6,595
Transfer agent fees	14,732,902	1,027,511	461,103	75,228	26,949
Trustees’ fees	252,453	40,352	23,088	44,420	15,868
Other fees	239,962	79,637	30,845	59,590	23,297

Total expenses before fee reductions	93,899,850	13,274,531	8,309,509	5,623,329	1,939,813
Expenses reduced by:
Administrator	(2,935,127)	—	(430,068)	—	—

Net Expenses	90,964,723	13,274,531	7,879,441	5,623,329	1,939,813

Net Investment Income	317,782,495	46,333,075	18,753,469	67,800,853	16,427,946

Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	(4,674,165)	6,015	166,368	90,200	54,050
Net change in unrealized appreciation/depreciation on investments	(14,844,247)	—	—	(1,458,614)	—

Net realized/unrealized gains (losses) from investments	(19,518,412)	6,015	166,368	(1,368,414)	54,050

Change in net assets resulting from operations	$298,264,083	$46,339,090	$18,919,837	$66,432,439	$16,481,996

See notes to financial statements.

29

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Tamarack Prime Money Market Fund		Tamarack U.S. Government Money Market Fund
	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
From Investment Activities:
Operations:
Net investment income	$317,782,495	$442,136,299	$46,333,075	$39,881,463
Net realized gains (losses) from investment transactions	(4,674,165)	(39,107)	6,015	9
Net change in unrealized appreciation/depreciation on investments	(14,844,247)	—	—	—

Change in net assets resulting from operations	298,264,083	442,097,192	46,339,090	39,881,472

Distributions to Shareholders:
From net investment income	(317,789,080)	(442,136,299)	(46,333,075)	(39,881,464)

Change in net assets resulting from shareholder distributions	(317,789,080)	(442,136,299)	(46,333,075)	(39,881,464)

Capital Transactions:
Proceeds from shares issued	5,514,316,481	5,220,500,579	2,818,896,723	1,335,343,942
Distributions reinvested	317,761,781	442,099,636	46,337,501	39,883,541
Cost of shares redeemed	(4,883,761,002)	(4,685,944,541)	(992,408,623)	(730,413,043)

Change in net assets resulting from capital transactions	948,317,260	976,655,674	1,872,825,601	644,814,440

Net increase in net assets	928,792,263	976,616,567	1,872,831,616	644,814,448
Net Assets:
Beginning of year	9,662,075,784	8,685,459,217	1,393,353,204	748,538,756

End of year	$10,590,868,047	$9,662,075,784	$3,266,184,820	$1,393,353,204

Undistributed (distributions in excess of) net investment income	$(918)	$—	$—	$—

Share Transactions:
Issued	5,514,316,481	5,220,502,490	2,818,896,723	1,335,344,142
Reinvested	317,761,781	442,099,636	46,337,501	39,883,541
Redeemed	(4,883,761,002)	(4,685,957,782)	(992,408,623)	(730,412,999)

Change in shares resulting from capital transactions	948,317,260	976,644,344	1,872,825,601	644,814,684

See notes to financial statements.

30

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	Tamarack Tax-Free Money Market Fund		Tamarack Institutional Prime Money Market Fund
	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
From Investment Activities:
Operations:
Net investment income	$18,753,469	$25,455,398	$67,800,853	$75,551,418
Net realized gains (losses) from investment transactions	166,368	7,553	90,200	(46,329)
Net change in unrealized appreciation/depreciation on investments	—	—	(1,458,614)	—

Change in net assets resulting from operations	18,919,837	25,462,951	66,432,439	75,505,089

Distributions to Shareholders:
From net investment income	(18,772,192)	(25,455,399)	(67,806,075)	(75,551,417)

Change in net assets resulting from shareholder distributions	(18,772,192)	(25,455,399)	(67,806,075)	(75,551,417)

Capital Transactions:
Proceeds from shares issued	1,157,984,109	1,103,652,089	9,045,055,732	2,283,070,300
Distributions reinvested	18,772,192	25,455,402	67,806,074	75,553,243
Cost of shares redeemed	(1,114,363,283)	(1,078,689,270)	(8,643,146,226)	(2,136,996,443)

Change in net assets resulting from capital transactions	62,393,018	50,418,221	469,715,580	221,627,100

Net increase in net assets	62,540,663	50,425,773	468,341,944	221,580,772
Net Assets:
Beginning of year	841,167,627	790,741,854	1,420,232,266	1,198,651,494

End of year	$903,708,290	$841,167,627	$1,888,574,210	$1,420,232,266

Undistributed (distributions in excess of) net investment income	$—	$—	$(1)	$—

Share Transactions:
Issued	1,157,984,109	1,103,652,089	9,045,055,731	2,283,070,300
Reinvested	18,772,192	25,455,402	67,806,074	75,553,244
Redeemed	(1,114,363,283)	(1,078,689,270)	(8,643,146,226)	(2,136,996,443)

Change in shares resulting from capital transactions	62,393,018	50,418,221	469,715,579	221,627,101

See notes to financial statements.

31

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	Tamarack Institutional Tax-Free Money Market Fund
	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
From Investment Activities:
Operations:
Net investment income	$16,427,946	$16,832,809
Net realized gains (losses) from investment transactions	54,050	(1,304)

Change in net assets resulting from operations	16,481,996	16,831,505

Distributions to Shareholders:
From net investment income	(16,442,240)	(16,832,808)

Change in net assets resulting from shareholder distributions	(16,442,240)	(16,832,808)

Capital Transactions:
Proceeds from shares issued	1,266,057,850	895,570,627
Distributions reinvested	16,442,240	16,883,020
Cost of shares redeemed	(1,311,362,487)	(749,148,702)

Change in net assets resulting from capital transactions	(28,862,397)	163,254,945

Net increase (decrease) in net assets	(28,822,641)	163,253,642
Net Assets:
Beginning of year	569,117,691	405,864,049

End of year	$540,295,050	$569,117,691

Undistributed net investment income	$—	$—

Share Transactions:
Issued	1,266,057,849	895,570,627
Reinvested	16,442,240	16,883,020
Redeemed	(1,311,362,487)	(749,148,702)

Change in shares resulting from capital transactions	(28,862,398)	163,254,945

See notes to financial statements.

32

FINANCIAL HIGHLIGHTS

Tamarack Prime Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities						Distributions					Ratios/Supplemental Data
	Net Asset Value Beginning of Period	Net Investment Income		Net Realized/ Unrealized Gain (Loss) on Investments		Total from Investment Activities		Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets*
Year Ended September 30, 2008	$1.00	0.03	(a)	(b	)	0.03		(0.03)	(0.03)	$1.00	3.02%		$10,591	0.84%		2.94%		0.87%
Year Ended September 30, 2007	1.00	0.05		(b	)	0.05		(0.05)	(0.05)	1.00	4.69%		9,662	0.80%		4.59%		0.89%
Year Ended Septembers 30, 2006	1.00	0.04		(b	)	0.04		(0.04)	(0.04)	1.00	3.99%		8,685	0.80%		3.93%		0.92%
Year Ended September 30, 2005	1.00	0.02		(b	)	0.02		(0.02)	(0.02)	1.00	2.00%		7,922	0.76%		1.97%		0.92%
Period Ended September 30, 2004 (c)	1.00	(b	)	(b	)	(b	)	(b )	(b )	1.00	0.14	%(d)	7,885	0.71	%(e)	0.83	%(e)	0.93	%(e)
Year Ended July 31, 2004	1.00	(b	)	—		(b	)	(b )	(b )	1.00	0.42%		7,860	0.71%		0.42%		0.90%

*	During the periods, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	For the period from August 1, 2004 to September 30, 2004.
(d)	Not annualized.
(e)	Annualized.

See notes to financial statements.

33

FINANCIAL HIGHLIGHTS

Tamarack U.S. Government Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities						Distributions					Ratios/Supplemental Data
	Net Asset Value Beginning of Period	Net Investment Income		Net Realized/ Unrealized Gain (Loss) on Investments		Total from Investment Activities		Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets*
Year Ended September 30, 2008	$1.00	0.03	(a)	(b	)	0.03		(0.03)	(0.03)	$1.00	2.70%		$3,266	0.72%		2.51%		(c	)
Year Ended September 30, 2007	1.00	0.04		(b	)	0.04		(0.04)	(0.04)	1.00	4.56%		1,393	0.76%		4.47%		(c	)
Year Ended September 30, 2006	1.00	0.04		(b	)	0.04		(0.04)	(0.04)	1.00	3.90%		749	0.78%		3.82%		(c	)
Year Ended September 30, 2005	1.00	0.02		(b	)	0.02		(0.02)	(0.02)	1.00	1.96%		813	0.74%		1.92%		0.77%
Period Ended September 30, 2004 (d)	1.00	(b	)	(b	)	(b	)	(b )	(b )	1.00	0.14	%(e)	947	0.71	%(e)	0.81	%(f)	0.79	%(f)
Year Ended July 31, 2004	1.00	(b	)	—		(b	)	(b )	(b )	1.00	0.38%		929	0.71%		0.38%		0.73%

*	During the periods, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	There were no waivers or reimbursements during the period.
(d)	For the period from August 1, 2004 to September 30, 2004.
(e)	Not annualized.
(f)	Annualized.

See notes to financial statements.

34

FINANCIAL HIGHLIGHTS

Tamarack Tax-Free Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities						Distributions					Ratios/Supplemental Data
	Net Asset Value Beginning of Period	Net Investment Income		Net Realized/ Unrealized Gain (Loss) on Investments		Total from Investment Activities		Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets*
Year Ended September 30, 2008	$1.00	0.02	(a)	(b	)	0.02		(0.02)	(0.02)	$1.00	1.95%		$904	0.80%		1.90%		0.84%
Year Ended September 30, 2007	1.00	0.03		(b	)	0.03		(0.03)	(0.03)	1.00	3.00%		841	0.70%		2.96%		0.84%
Year Ended September 30, 2006	1.00	0.02		—		0.02		(0.02)	(0.02)	1.00	2.52%		791	0.70%		2.49%		0.85%
Year Ended September 30, 2005	1.00	0.01		—		0.01		(0.01)	(0.01)	1.00	1.44%		858	0.66%		1.41%		0.83%
Period Ended September 30, 2004 (c)	1.00	(b	)	—		(b	)	(b )	(b )	1.00	0.11	%(d)	965	0.62	%(e)	0.64	%(e)	0.83	%(e)
Year Ended July 31, 2004	1.00	(b	)	—		(b	)	(b )	(b )	1.00	0.38%		1,003	0.62%		0.38%		0.86%

*	During the periods, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	For the period from August 1, 2004 to September 30, 2004.
(d)	Not annualized.
(e)	Annualized.

See notes to financial statements.

35

FINANCIAL HIGHLIGHTS

Tamarack Institutional Prime Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities						Distributions					Ratios/Supplemental Data
	Net Asset Value Beginning of Period	Net Investment Income		Net Realized/ Unrealized Gain (Loss) on Investments		Total from Investment Activities		Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets
Year Ended September 30, 2008	$1.00	0.03	(a)	(b	)	0.03		(0.03)	(0.03)	$1.00	3.52%		$1,889	0.28%		3.39%
Year Ended September 30, 2007	1.00	0.05		(b	)	0.05		(0.05)	(0.05)	1.00	5.23%		1,420	0.27%		5.11%
Year Ended September 30, 2006	1.00	0.04		—		0.04		(0.04)	(0.04)	1.00	4.53%		1,199	0.28%		4.51%
Year Ended September 30, 2005	1.00	0.02		(b	)	0.02		(0.02)	(0.02)	1.00	2.48%		790	0.28%		2.47%
Period Ended September 30, 2004 (c)	1.00	(b	)	(b	)	(b	)	(b )	(b )	1.00	0.21	%(d)	643	0.29	%(e)	1.26	%(e)
Year Ended July 31, 2004	1.00	0.01		(b	)	0.01		(0.01)	(0.01)	1.00	0.85%		656	0.29%		0.85%

(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	For the period from August 1, 2004 to September 30, 2004.
(d)	Not annualized.
(e)	Annualized.

See notes to financial statements.

36

FINANCIAL HIGHLIGHTS

Tamarack Institutional Tax-Free Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities						Distributions					Ratios/Supplemental Data
	Net Asset Value Beginning of Period	Net Investment Income		Net Realized/ Unrealized Gain (Loss) on Investments		Total from Investment Activities		Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets*		Ratio of Net Investment Income to Average Net Assets*
Year Ended September 30, 2008	$1.00	0.02	(a)	(b	)	0.02		(0.02)	(0.02)	$1.00	2.45%		$540	0.28%		2.41%
Year Ended September 30, 2007	1.00	0.03		(b	)	0.03		(0.03)	(0.03)	1.00	3.43%		569	0.29%		3.38%
Year Ended September 30, 2006	1.00	0.03		—		0.03		(0.03)	(0.03)	1.00	2.94%		406	0.30%		2.91%
Year Ended September 30, 2005	1.00	0.02		—		0.02		(0.02)	(0.02)	1.00	1.78%		358	0.28%		1.79%
Period Ended September 30, 2004 (c)	1.00	(b	)	(b	)	(b	)	(b )	(b )	1.00	0.16	%(d)	387	0.30	%(e)	0.98	%(e)
Year Ended July 31, 2004	1.00	0.01		—		0.01		(0.01)	(0.01)	1.00	0.72%		355	0.32%		0.72%

(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	For the period from August 1, 2004 to September 30, 2004.
(d)	Not annualized.
(e)	Annualized.

See notes to financial statements.

37

NOTES TO FINANCIAL STATEMENTS

September 30, 2008

1. Organization

Tamarack Funds Trust (“Tamarack”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. Tamarack was organized as a Delaware statutory trust on December 16, 2003. Predecessor funds to Tamarack were reorganized as portfolios of Tamarack effective April 16, 2004. This annual report includes the following five investment portfolios (“Funds”):

•	Tamarack Prime Money Market Fund (“Prime Money Market Fund”)

•	Tamarack U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)

•	Tamarack Tax-Free Money Market Fund (“Tax-Free Money Market Fund”)

•	Tamarack Institutional Prime Money Market Fund (“Institutional Prime Money Market Fund”)

•	Tamarack Institutional Tax-Free Money Market Fund (“Institutional Tax-Free Money Market Fund”)

Voyageur Asset Management Inc. (“Voyageur”) acts as the investment adviser for Tamarack. The officers of Tamarack (“Fund Management”) are also employees of Voyageur or its affiliates or PNC Global Investment Servicing (U.S.) Inc. (“PNC”), formerly known as PFPC Inc.

2. Significant Accounting Policies

Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“GAAP”). Fund management follows these policies when preparing financial statements. Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. These financial statements have been prepared as of 4 p.m. E.S.T. on September 30, 2008.

Recent Accounting Standard:

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Security Valuation:

Securities held by the Funds are valued at amortized cost, which approximates fair market value, in order to maintain a constant net asset value of $1.00 per share. If amortized cost no longer approximates market value due to credit or other impairments of an issuer, the Fund will use pricing and valuation procedures approved by Tamarack’s Board of Trustees (the “Board”) to determine a security’s fair value. See Note 5 for a listing of all securities that have been valued in the financial statements at fair value.

Money market funds must invest exclusively in high quality securities. To be considered high quality, a security must be rated in one of the two highest short-term credit quality categories by a nationally recognized rating organization such as Standard & Poors Corporation or Moody’s Investors Service.

38

NOTES TO FINANCIAL STATEMENTS

Investment Transactions and Income:

Investment transactions are accounted for on the date the security is bought or sold (“trade date”). Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the costs of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Financial Instruments:

The Funds may engage in when-issued transactions. The Funds record when-issued securities on the trade date and maintain sufficient liquidity so that cash will be available to make payment for the securities purchased. Securities purchased on a when-issued basis are valued daily beginning on trade date and begin earning interest on the settlement date. As of September 30, 2008, the Funds held no when-issued securities.

Repurchase Agreements:

The Funds may enter into repurchase agreements with primary dealers that report to the Federal Reserve Bank of New York or the 100 largest U.S. commercial banks (as measured by domestic deposits) who are deemed creditworthy under guidelines approved by the Board. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the Funds’ custodian bank until maturity of the repurchase agreement. The Funds have procedures to secure additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the market value of the repurchase agreement in the event of a default.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or investment advisory fees. Expenses incurred by Tamarack, such as trustee or legal fees, are allocated among each of the Funds either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds, depending on the nature of the expense.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid at any time during the month upon total redemption of shares in an account. Capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g. expiring capital loss carryforward), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment. Such differences are not reflected in the calculation of the Financial Highlights.

For the year ended September 30, 2008, reclassifications for permanent differences were as follows:

	Decrease Paid in Capital	Increase Undistributed Net Investment Income	Decrease Accumulated Realized Gains
Prime Money Market Fund	$(5,667)	$5,667	—
Tax-Free Money Market Fund	—	18,723	$(18,723)
Institutional Prime Money Market Fund	(5,221)	5,221	—
Institutional Tax-Free Money Market	(1)	14,294	(14,293)

39

NOTES TO FINANCIAL STATEMENTS

Credit Enhancement:

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC, FGIC and MBIA).

3. Agreements and Other Transactions with Affiliates

Tamarack has entered into investment advisory agreements with Voyageur under which Voyageur manages the Funds’ assets and furnishes related office facilities, equipment, research and personnel. The agreements require the Funds to pay Voyageur a monthly fee based upon average daily net assets. Under the terms of the advisory contract Voyageur is entitled to receive fees based on a percentage of the average daily net assets as follows:

	Average Daily Net Assets of Fund	Annual Rate
Prime Money Market Fund	Up to $700 million	0.55%
	Next $500 million	0.50%
	Next $800 million	0.45%
	Over $2 billion	0.40%
U.S. Government Money Market Fund	Up to $100 million	0.50%
	Next $200 million	0.40%
	Over $300 million	0.35%
Tax-Free Money Market Fund	All Net Assets	0.50%
Institutional Prime Money Market Fund	All Net Assets	0.25%
Institutional Tax-Free Money Market Fund	All Net Assets	0.25%

Prior to January 31,2008, Voyageur had contractually agreed to waive fees and/or to make payments in order to keep total operating expenses of Prime Money Market, U.S. Government Money Market and Tax-Free Money Market Funds to 0.80%, 0.78% and 0.70%, respectively. As of February 1, 2008, the contractual expense limitation agreements for Prime Money Market, U.S. Government Money Market and Tax-Free Money Market Funds were discontinued. Voyageur may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice.

RBC Capital Markets Corp. (“RBC”) is principal underwriter for shares of the Money Market Funds. RBC is an affiliate of Voyageur. All fees for services to RBC are paid by Voyageur, not out of the Funds assets.

In addition, RBC provides services directly to the Funds as described under a Shareholder Account Services agreement. For the year ended September 30, 2008, RBC received fees of $17,920,100, $1,206,904, $553,398, $77,425, and $23,494 from the Prime Money Market Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, Institutional Prime Money Market Fund, and the Institutional Tax-Free Money Market Fund, respectively. These amounts are accrued as shareholder reports expense and transfer agent fees on the Statements of Operations.

Voyageur serves as co-administrator to the Funds. Effective October 8, 2007, PNC became the Funds’ co-administrator and fund accounting agent. Prior to October 8, 2007, Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.) served as sub-administrator. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, Voyageur receives a fee from Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund, payable monthly, at the annual rate of 0.25% of each Fund’s average daily net assets. PNC receives a fee for its services payable by the Funds based on the Fund’s average net assets. Voyageur’s fee is listed as “Administration fees” in the Statements of Operations. PNC’s fee is included with “Accounting fees” in the Statements of Operations.

40

NOTES TO FINANCIAL STATEMENTS

Certain Officers and Trustees of the Funds are affiliated with the adviser or the administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

4. Federal Income Taxes

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

The Funds adopted the provisions of FASB Interpretation No. 48 (“FIN48”), Accounting for Uncertainty in Income Taxes, on March 30, 2008. The implementation of FIN48 resulted in no material liability for unrecognized tax benefits and no material change to the net asset value of the Funds at the beginning of the day. As of September 30, 2008, the Funds did not have a liability for any certain tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2004 and by state authorities for tax years before 2003.

The tax character of distributions during the fiscal year ended September 30, 2008 were as follows:

	Distributions Paid From
	Ordinary Income	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Prime Money Market Fund	$317,791,122	$317,791,122	$—	$317,791,122
U.S. Government Money Market Fund	46,333,071	46,333,071	—	46,333,071
Tax-Free Money Market Fund	18,723	18,723	18,753,469	18,772,192
Institutional Prime Money Market Fund	67,806,074	67,806,074	—	67,806,074
Institutional Tax-Free Money Market Fund	14,293	14,293	16,427,948	16,442,241

The tax character of distributions during the fiscal year ended September 30, 2007 were as follows:

	Distributions Paid From
	Ordinary Income	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Prime Money Market Fund	$442,136,299	$442,136,299	$—	$442,136,299
U.S. Government Money Market Fund	39,881,464	39,881,464	—	39,881,464
Tax-Free Money Market Fund	—	—	25,455,399	25,455,399
Institutional Prime Money Market Fund	69,840,092	69,840,092	—	69,840,092
Institutional Tax-Free Money Market Fund	—	—	15,295,618	15,295,618

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

41

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2008 the components of accumulated earnings/(losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Depreciation	Total Accumulated Earnings/(Losses)
Prime Money Market Fund	$—	$—	$(918)	$(4,810,729)	$(14,844,247)	$(19,655,894)
U.S. Government Money Market Fund	2,284	—	(4)	—	—	2,280
Tax Free Money Market Fund	152,959	582	—	—	—	153,541
Institutional Prime Money Market Fund	—	—	(1)	(43,504)	(1,458,614)	(1,502,119)
Institutional Tax-Free Money Market Fund	36,054	—	—	—	—	36,054

As of September 30, 2008, the following Funds had net capital loss carryforwards to offset future net capital gains, if any:

	Capital Loss Carryforward	Expires
Prime Money Market Fund	$3,069	2013
	40,324	2014
	52,797	2015
	38,902	2016
Institutional Prime Money Market Fund	4,329	2014
	39,175	2015

U.S. Government Money Market Fund utilized $3,735 of capital loss carryforwards for the year ended September 30, 2008.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending September 30, 2009:

Deferred Post-October Losses
Prime Money Market Fund	$4,675,637

5. Capital Support Agreement

On September 23, 2008, Prime Money Market and Institutional Prime Money Market Funds each entered into a Capital Support Agreement (“Agreement”) with Voyageur to maintain each Fund’s net asset value at no less than $0.9950 or such greater amount as required by any national recognized statistical rating organization (“NRSRO”). The Agreements require Voyageur to commit capital to the Funds, subject to the aggregate limit of $150 million and $50 million for the Prime Money Market Fund and Institutional Prime Money Market Fund, respectively, if a Fund realizes a loss on payments or sales proceeds from specified securities (“Eligible Notes”) held by the Funds which are less than the amortized cost of such securities and such loss causes the Fund’s mark-to-market net asset value to drop below $0.9950. The mark-to-market net asset value is calculated using the market value of all securities in the Prime Money Market and Institutional Prime Money Market Funds. The net asset value in the financial statements is calculated using the amortized cost for all securities except the Eligible Notes. The Eligible Notes held in the Funds on September 30, 2008 are footnoted on the respective Schedule of Portfolio Investments. Upon the sale or other disposition of an Eligible Note, the amount of required capital commitment would be the least of the following amounts: (i) the amount, if any, by which the amortized cost of the Eligible Note exceeds the amount realized from the sale or other disposition of the security; (ii) the amount, if any, necessary to restore the net asset value per share of the Fund to $0.9950, or (iii) the remaining amount of the aggregate limit of the Agreement, taking into account all prior contributions. Voyageur’s obligations under the Agreements are supported by a Letter of Credit issued by Royal Bank of Canada, an indirect parent company of Voyageur, having a First Tier credit rating. The Funds will draw on the Letter of Credit in the event that Voyageur fails to make a cash contribution when due under the Agreement.

42

NOTES TO FINANCIAL STATEMENTS

The Funds will sell the Eligible Notes (i) within thirty (30) calendar days following any change in the Letter of Credit provider’s short term credit ratings such that the Letter of Credit provider’s obligations no longer qualify as First Tier Securities as defined in paragraph (a)(12) of Rule 2a-7, or (ii) on the business day immediately prior to the termination date of the Agreement; provided that the Funds are not required to complete any such sale if the amount the Funds expect to receive would not result in the payment of a Capital Contribution, or, with respect to an event described in (i) above, if Voyageur substitutes an obligation or credit support that satisfies the requirement of a First Tier Security within fifteen (15) calendar days from the occurrence of such event and, during such 15 day period, the Letter of Credit provider’s obligations continue to qualify as Second Tier Securities under paragraph (a)(22) of Rule 2a-7. The termination date of the Agreement is October 9, 2009 for the Prime Money Market Fund and September 4, 2009 for the Institutional Prime Money Market Fund.

In the event that the Fund receives a capital contribution from Voyageur with respect to an Eligible Note and subsequently receives additional payments from or on behalf of the issuer of the Eligible Note, the Fund shall repay Voyageur the lesser of the amount of capital contribution or the amount of such subsequent payments, provided than in no event the effect of such repayment to Voyageur cause the Fund’s net asset value per share to fall below $0.995 or such greater amount required by NRSRO.

The following tables show the Eligible Notes and their amortized cost and fair value as of September 30, 2008:

Prime Money Market Fund	Face Amount	Amortized Cost	Fair Value	Unrealized Appreciation/ (Depreciation)
Allstate Life Global Funding Trusts, 3.45%, 7/21/09	$50,000,000	$50,000,000	$50,000,000	—
Alpine Securities Corp., 2.54%, 10/29/08	122,000,000	121,759,931	121,759,931	—
Bank of Ireland, 2.99%, 7/22/11	100,000,000	100,000,000	99,810,900	$(189,100)
Bank of Ireland, 3.02%, 2/18/09	35,000,000	35,000,000	34,969,200	(30,800)
Bank of Scotland PLC, 3.01%, 8/6/09	60,000,000	60,000,000	59,915,700	(84,300)
Credit Suisse (New York), 2.94%, 2/5/09	75,000,000	75,000,000	74,864,850	(135,150)
Credit Suisse (New York), 2.95, 2/9/09	50,000,000	50,000,000	49,895,600	(104,400)
Deutsche Bank AG (New York), 3.00%, 8/4/09	85,000,000	85,000,000	84,991,330	(8,670)
Florida Hurricane Catastrophe Fund, 2.71%, 6/15/09	85,000,000	85,000,000	85,000,000	—
Fortis Bank SA NV (New York), 2.78%, 2/18/09	125,000,000	125,000,000	124,675,375	(324,625)
General Electric Capital Corp., 2.51%, 10/09/09	55,000,000	54,995,011	54,744,690	(250,321)
General Electric Capital Corp., 2.86%, 3/16/09	87,000,000	86,996,910	86,981,382	(15,528)
HSBC Finance Corp., 4.13%, 12/15/08	13,000,000	13,014,057	12,861,264	(152,793)
ING Bank NV, 3.73%, 3/26/09	50,000,000	50,000,000	49,974,950	(25,050)
ING Bank NV, 3.73%, 6/26/09	50,000,000	50,000,000	49,967,200	(32,800)
La Caja de Ahorros y Pensiones de Barcelona, 2.80%, 2/13/09	87,500,000	87,500,000	87,545,596	45,596
Merrill Lynch & Co., Inc., 2.91%, 2/17/09	50,000,000	50,000,000	48,959,675	(1,040,325)
Merrill Lynch & Co., Inc., 4.61%, 5/20/09	200,000,000	199,687,359	195,134,580	(4,552,779)
Metropolitan Life Global Funding I, 3.04%, 5/11/09	40,000,000	40,000,000	39,980,680	(19,320)
Metropolitan Life Global Funding I, 3.04%, 8/7/09	50,000,000	50,000,000	49,847,450	(152,550)
Morgan Stanley, 2.64%, 2/3/09	77,000,000	76,997,781	72,064,192	(4,933,589)
National Australia Bank Ltd., 3.03%, 4/6/09	64,000,000	64,000,000	63,868,736	(131,264)
National Australia Bank Ltd., 3.03%, 9/4/09	75,000,000	74,989,774	74,836,125	(153,649)
Nationwide Life Global Funding I, 2.49%, 2/11/09	170,000,000	170,000,000	169,355,190	(644,810)
Principal Life Income Funding Trusts, 3.04%, 10/9/09	56,000,000	55,991,311	55,924,848	(66,463)
Principal Life Income Funding Trusts, 3.04%, 6/9/09	56,000,000	56,000,000	55,970,824	(29,176)
Wachovia Bank NA, 3.00%, 5/1/09	64,000,000	64,000,000	62,317,747	(1,682,253)
Westpac Banking Corp., 2.95%, 2/6/09	85,000,000	84,988,348	84,858,220	(130,128)

Total		$2,115,920,482	$2,101,076,235	$(14,844,247)

43

NOTES TO FINANCIAL STATEMENTS

Institutional Prime Money Market Fund	Face Amount	Amortized Cost	Fair Value	Unrealized Appreciation/ (Depreciation)
Bank of Ireland, 3.02%, 2/18/09	$5,000,000	$5,000,000	$4,995,600	$(4,400)
Bank of Scotland PLC, 3.01%, 5/6/09	10,000,000	10,000,000	9,973,800	(26,200)
BB&T Co., 3.21%, 9/4/09	20,000,000	20,000,000	19,954,840	(45,160)
Credit Suisse (New York), 2.94%, 2/5/09	15,000,000	15,000,000	14,972,970	(27,030)
Deutsche Bank AG (New York), 3.00%, 8/4/09	15,000,000	15,000,000	14,998,470	(1,530)
Florida Hurricane Catastrophe Fund, 2.71%, 6/15/09	15,000,000	15,000,000	15,000,000	—
Fortis Bank SA NV (New York), 2.78%, 2/18/09	25,000,000	25,000,000	24,935,075	(64,925)
General Electric Capital Corp., 2.51%, 6/09/09	13,000,000	12,999,135	12,583,826	(415,309)
General Electric Capital Corp., 2.86%, 3/16/09	20,000,000	19,998,186	19,907,160	(91,026)
La Caja de Ahorros y Pensiones de Barcelona, 2.80%, 2/13/09	12,500,000	12,500,000	12,506,514	6,514
Metropolitan Life Global Funding I, 3.04%, 5/11/09	10,000,000	10,000,000	9,995,170	(4,830)
M&I Bank, 2.50%, 2/13/09	22,000,000	22,000,885	21,680,912	(319,973)
National Australia Funding, 2.74%, 11/20/08	25,000,000	24,905,382	24,866,125	(39,257)
National Australia Bank Ltd., 3.03%, 4/6/09	11,000,000	11,000,000	10,977,439	(22,561)
Nationwide Life Global Funding I, 2.49%, 2/11/09	30,000,000	30,000,000	29,886,210	(113,790)
Wachovia Bank NA, 3.00%, 5/1/09	11,000,000	11,000,000	10,710,863	(289,137)

Total		$259,403,588	$257,944,974	$(1,458,614)

6. Subsequent Events

Participation in Treasury Guarantee Program:

The Board of Trustees of the Trust has approved the participation by the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”), and each Fund has applied to participate in the Program. The Program is designed to help stabilize the credit markets, which is intended to benefit investors in money market funds, including the Funds.

Under the Program, shares held by shareholders in a Fund as of the close of business on September 19, 2008 are insured against loss in the event the Fund liquidates its holdings and the per share value at the time of liquidation is less than $1 per share. The Program protects no more than the number of shares of a Fund held by a shareholder as of the close of business on September 19, 2008 (the “Program Date”), and protects less in certain cases, if a shareholder sold shares after the Program Date. Specifically, if the number of shares held by a shareholder fluctuates after the Program Date, the shareholder will be covered for the lesser of the number held on the Program Date or the number held on the date on which the Fund’s market-based net asset value per share falls below $0.995. Upon any liquidation pursuant to the Program, shares not protected by the Program will receive only net asset value per share, which may be less than $1.00.

Participation in the initial three months of the Program (i.e., until December 18, 2008) required payment to the U.S. Department of the Treasury in the amount of 0.01% of the net asset value of each participating Fund as of the Program Date. The Prime Money Market Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, Institutional Prime Money Market Fund and Institutional Tax-Free Money Market Fund paid on October 7, 2008, $1,089,422, $270,174, $98,388, $191,488 and $69,626, respectively, to participate in the Program. These expenses are not for the 2008 fiscal year end and will be amortized through December 18, 2008. This expense will be borne by each Fund and therefore shared among all of the Fund’s shareholders while the Program is in effect without regard to any expense limitation currently in effect for the Fund. The Secretary of the Treasury may extend the Program beyond its initial three-month term, but no later than through the close of business on September 18, 2009. If the Program is extended, the Funds will consider whether to continue to participate.

44

NOTES TO FINANCIAL STATEMENTS

The U.S. Treasury Department has reported that assets available to support all participating money market funds will not exceed the amount available within the U.S. Treasury Department’s Exchange Stabilization Fund on the date of payment (currently, approximately $50 billion).

New Classes:

On November 21, 2008, the Prime Money Market, the U.S. Government Money Market, and the Tax-Free Money Market Funds were offered four additional classes of shares for each fund, for a total of five share classes.

In conjunction with the changes to the funds, beginning on November 21, 2008, there will be several important changes to the RBC Capital Markets Corporation (“RBC Capital Markets”) Automatic Cash Investment (“Cash Sweep”) program. The Cash Sweep program systematically invests or “sweeps” cash from a client’s securities account into an investment chosen by that client so that the cash is eligible to earn interest and/or dividends. There are also important changes for shareholders that hold shares of the funds outside of Cash Sweep programs.

The cash sweep options available to brokerage and advisory clients of RBC Capital Markets, clients of introducing brokers that clear transactions through RBC Correspondent Services, a division of RBC Capital Markets and clients of RBC Advisor Services, a division of RBC Capital Markets Corporation, will be the Select, Reserve and Investor classes of each of the above funds.

Eligibility for Institutional Class 1, the successor class to the currently offered class for each fund, will be limited to existing shareholders in the fund as of November 21, 2008 (and only with respect to shareholder accounts held directly with the transfer agent that remain open thereafter), or investors with a minimum of $10 million dollars to invest in the fund. Eligibility for Class 2 for each of the funds will be limited to investors who have a minimum of $1 million dollars to invest in the fund.

The Institutional Prime Money Market and Institutional Tax-Free Money Market Funds are not affected by these changes.

45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Tamarack Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Tamarack Prime Money Market Fund, Tamarack U.S. Government Money Market Fund, Tamarack Tax-Free Money Market Fund, Tamarack Institutional Prime Money Market Fund, and Tamarack Institutional Tax-Free Money Market Fund (the “Funds”), five of the portfolios constituting the Tamarack Funds Trust, as of September 30, 2008, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period ended September 30, 2008, for the period from August 1, 2004 through September 30, 2004, and for the year ended July 31, 2004. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the Funds’ custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Tamarack Funds Trust referred to above as of September 30, 2008, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
November 26, 2008

46

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

During the fiscal year ended September 30, 2008, the Tamarack Tax-Free Money Market Fund and the Tamarack Institutional Tax-Free Money Market Fund declared tax-exempt distributions of $18,753,469 and $16,427,948 respectively.

For the year ended September 30, 2008, the Tamarack Tax-Free Money Market Fund had net long term capital gains of $582.

47

MANAGEMENT (Unaudited)

Independent Trustees(1)

T. Geron Bell (66)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002-present); prior thereto President of the Minnesota Twins Baseball Club Incorporated (1987-2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 15 Other Director/Trustee Positions Held by Trustee: None

Lucy Hancock Bode (56)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed)

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Other Director/Trustee Positions Held by Trustee: BioSignia

Leslie H. Garner Jr. (57)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President, Cornell College

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Other Director/Trustee Positions Held by Trustee: None

Ronald James (57)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000-present)

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Other Director/Trustee Positions Held by Trustee: Best Buy Co. Inc.; Bremer Financial Corporation

John A. MacDonald (59)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Chief Investment Officer, Hall Family Foundation

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Other Director/Trustee Positions Held by Trustee: None

H. David Rybolt (65)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee; since January 2004)

Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting)

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Other Director/Trustee Positions Held by Trustee: None

James R. Seward (55)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Private investor (2000-present); CFA

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Other Director/Trustee Positions Held by Trustee: Syntroleum Corporation

(1)	Unless otherwise specified, the address of each trustee/officer is Tamarack Funds, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

48

MANAGEMENT (Unaudited)

Independent Trustees(1)

William B. Taylor (62)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since September 2005)

Principal Occupation(s) During Past 5 Years: Consultant (2003-present); prior thereto Partner (until 2003) Ernst & Young

LLP

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Interested Trustees(1)

Erik R. Preus (42)(2)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since September 2005)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Tamarack Funds Trust (2006-present); Head of Retail Asset Management, Voyageur Asset Management (2006-present); Director, President and Chief Executive Officer, Tamarack Distributors Inc. (2005-present); Chief Operating Officer, Voyageur Asset Management (2005-2006); Director, Investment Consulting Services, RBC Dain Rauscher Inc; (2004-2005); Director, Voyageur Advisory Services; Voyageur Asset Management (2003-2004); Senior Vice President, Divisional Sales Manager, PIMCO Allianz Investments, and its predecessor firm, Nicholas Applegate (2001-2003).

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Executive Officers(1)

Erik R. Preus (42)

Position Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2006

Principal Occupation(s) During Past 5 Years: Head of Retail Asset Management, Voyageur Asset Management (2006-present), Chief Operating Officer (2005-2006), Voyageur Asset Management; Director, Investment Consulting Services, RBC Dain Rauscher Inc; (2004-2005); Director, Voyageur Advisory Services; Voyageur Asset Management (2003-2004); Senior Vice President, Divisional Sales Manager, PIMCO Allianz Investments, and its predecessor firm, Nicholas Applegate (2001-2003)

David P. Lux (53)

Position Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting

Officer since September 2005

Principal Occupation(s) During Past 5 Years:) Vice President and Director, Mutual Funds, Voyageur Asset Management

(2006-present); Director, Tamarack Distributors Inc. (2006-present); Treasurer, Tamarack Funds (2005 to September 2007);

Controller, Tamarack Funds Trust (2004-2005); Vice President and Mutual Funds Finance Manager, Voyageur Asset

Management (2004-2006); Senior Financial Analyst, Voyageur Asset Management (2003-2004); Senior Financial Analyst, RBC

Dain Rauscher (1995-2003)

James A. Gallo (43)

Address: PNC Global Investment Servicing (U.S.) Inc. (formerly known as PFPC Inc.), 760 Moore Road, King of Prussia, PA 19406

Position Term of Office and Length of Time Served with the Trust: Treasurer Since October, 2007

Principal Occupation(s) During Past 5 Years: Senior Vice President and Managing Director, PNC Global Investment Servicing

(2002-present); Vice President and Executive Director, Morgan Stanley (1998-2002)

(1)	Unless otherwise specified, the address of each trustee/officer is Tamarack Funds, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.
(2)	Erik R. Preus has been determined to be an interested Trustee by virtue of his affiliation with the Trust.

49

MANAGEMENT (Unaudited)

Executive Officers(1)

Kathleen A. Gorman (44)

Position Term of Office and Length of Time Served with the Trust: Chief Compliance Officer (“CCO”) since April 2006 and Assistant Secretary since September 2006

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, Voyageur Asset Management (2006-present), Director, Asset Management Compliance, RiverSource Investments (2004-2006); Senior Compliance Officer, U.S. Bancorp Asset Management (1994-2004)

Martin A. Cramer (58)

Position Term of Office and Length of Time Served with the Trust: AML Compliance Officer and Privacy Officer since January 2004 and Vice President since September 2006

Principal Occupation(s) During Past 5 Years: Vice President and Mutual Fund Administration Manager, Voyageur Asset Management (2003-present); Chief Compliance Officer, Tamarack Distributors Inc. (2008-present); Vice President, Tamarack Distributors Inc. (2007-present); Senior Compliance Officer, Tamarack Funds (2006-2007); Chief Compliance Officer, Tamarack Funds (2004-2006); Legal and Regulatory Affairs Vice President, Compliance Officer and Secretary, Jones & Babson (mutual fund management and distribution company)(1993-2003); Vice President, Assistant Secretary, Compliance Officer and AML Compliance Officer (2003-2004)2; and formerly Vice President, Chief Compliance Officer and Secretary, Buffalo Fund Complex (1994-2003) and Secretary, Gold Bank Funds3 (2001-2003)

Lee Greenhalgh (37)

Position Term of Office and Length of Time Served with the Trust: Acting Chief Legal Officer and Acting Secretary since January 2008

Principal Occupation(s) During Past 5 Years: Associate General Counsel, RBC Capital Markets Holdings (USA) Inc. (2006-present); Asset Management Compliance, RiverSource Investments (2004-2006); Procurement Attorney, Ameriprise Financial (2002-2004); Associate Attorney, Dorsey & Whitney LLP (1999-2002)

Gordon Telfer (42)

Position Term of Office and Length of Time Served with the Trust: Portfolio Strategist, since March 2004

Principal Occupation(s) During Past 5 Years: Head of Growth Equities, Voyageur Asset Management (2008-present); Senior Portfolio Manager, Voyageur Asset Management (2004-2008), Managing Director, Voyageur Asset Management (2007-present); Vice President, Voyageur Asset Management (2004-2007); Senior Portfolio Manager, Alliance Capital Management (2000-2003); Senior Vice President, Global Strategist, Scudder Kemper Investments (1997-2000)

Nancy M. Scinto (48)

Position Term of Office and Length of Time Served with the Trust: Chief Investment Officer, Equity Products since January 2004

Principal Occupation(s) During Past 5 Years: Head of Growth Equities, Voyageur Asset Management (2008-present); Director of Research, Voyageur Asset Management (2003-2008); Managing Director, Voyageur Asset Management (1999-present)

John M. Huber (40)

Position Term of Office and Length of Time Served with the Trust: Chief Investment Officer, Fixed Income Products since February 2005

Principal Occupation(s) During Past 5 Years: Chief Investment Officer, Fixed Income, Voyageur Asset Management (2004-present); Senior Portfolio Manager, Galliard Capital Management (1995-2004)

(1)	The address of each trustee/officer is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.
(2)	Great Hall Investment Funds, Inc., J&B Funds, Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson-Stewart Ivory International Fund, Inc., Babson Value Fund, Inc., David L. Babson Growth Fund, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Shadow Stock Fund, Inc., and Investors Mark Series Fund, Inc.
(3)	The Buffalo Fund Complex consists of Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc., and the Buffalo Funds, which is a series fund consisting of Buffalo Science & Technology Fund and Buffalo Mid Cap Fund. Gold Bank Funds is a series fund consisting of Gold Bank Equity and Gold Bank Money Market Fund.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

50

SUPPLEMENTAL INFORMATION (Unaudited)

Information for Tamarack Funds Shareholders Regarding the Renewal of Investment Advisory Agreements

In May 2008, the Tamarack Funds Board of Trustees approved an amended Investment Advisory Agreement with Voyageur Asset Management Inc. (“Voyageur”) for each of the Funds to take effect upon implementation of a restructuring of the Funds’ class and expense structure. After evaluating the services provided by the Advisor and reviewing the Funds’ performance and proposed advisory fees and expenses of each Fund, the Trustees concluded that it was in the best interests of the Funds and their shareholders to approve the restructured Investment Advisory Agreement.

Over the course of the prior year, Voyageur developed and the Board considered, several restructuring proposals for the Tamarack money market funds in terms of the funds offered, the classes of shares of such funds, and the fee and expenses structure of the various classes. The goal was to restructure the Tamarack money fund offerings to ensure that the funds remained viable and competitive investment options for various categories of investors, including retail and institutional investors and broker-dealer clients, including clients of Voyageur’s affiliate, RBC Wealth Management, whose cash balances are invested in the Funds through ‘cash sweep’ arrangements. The proposals ultimately resulted in a restructuring of the Prime, U.S. Government and Tax Free Money Market Funds with expanded class structures (including institutional classes) and restructured fees and expenses to take effect in November 2008.

In evaluating the restructuring proposals and Investment Advisory Agreements, the Board requested and considered information about the historical performance record of the Funds, the advisory services to be performed and qualifications of the Voyageur investment team, the proposed advisory fees and overall Fund expenses, and the strategic plans for the Funds within the restructuring. The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss this information and Voyageur’s intentions with regard to the ongoing management of the Funds. The Trustees reviewed the quality of the services provided to the Funds by Voyageur, including information prepared by a third-party consultant as to each Fund’s performance relative to an appropriate benchmark as well as compared to the Fund’s appropriate peer group. The Trustees also reviewed the investment management fees payable to Voyageur, including comparative information prepared by a third-party consultant on investment management fees paid and expenses incurred by similarly situated funds. The Trustees also received reports from Voyageur regarding other funds advised by it, including the advisory fees paid. The Trustees took into account profitability data for Voyageur included in the materials. The Trustees received information from Voyageur regarding other benefits derived from its relationships with the funds. In connection with their deliberations, the independent Trustees met separately with their independent legal counsel to review the relevant material and consider their responsibilities under relevant laws and regulations.

When evaluating the investment performance and quality of the services provided to each Fund by Voyageur, the Trustees discussed the favorable relative performance of the Funds versus their peer group, the excellent manner in which the team was navigating the credit crisis, the strong portfolio management, research and fundamental analysis capabilities of the investment team, the experience of Voyageur and its commitment to the cash management business, the compliance and operational capabilities and systems established by Voyageur and the financial viability of Voyageur. The Trustees were satisfied with the nature and quality of services provided by Voyageur to the Funds, both in terms of portfolio management and overall fund management staffing and capabilities. The Trustees also viewed favorably the advisory fee level based on the comparative data, the proposed treatment of legacy Class I shareholders and the prospects for growth of the Funds and related economies of scale through increased distribution of institutional shares and diversification of the shareholder base.

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to Voyageur were fair and reasonable in light of the nature and quality of services to be provided under all of the circumstances and approved the continuation of the Agreement, as revised, for the Funds. In arriving at their decision to approve the renewal of the Agreement, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

51

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholder Expense Examples

As a shareholder of the Tamarack Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including management fees; 12b-1 distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Tamarack Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 through September 30, 2008.

Actual Expenses and Performance

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period* 4/1/08-9/30/08	Annualized Expense Ratio During Period 4/1/08-9/30/08
Prime Money Market Fund	$1,000.00	$1,010.40	$4.27	0.85%
U.S. Government Money Market Fund	1,000.00	1,008.90	3.67	0.73%
Tax-Free Money Market Fund	1,000.00	1,007.40	4.27	0.85%
Institutional Prime Money Market Fund	1,000.00	1,012.90	1.46	0.29%
Institutional Tax-Free Money Market Fund	1,000.00	1,010.00	1.46	0.29%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Tamarack Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period* 4/1/08-9/30/08	Annualized Expense Ratio During Period 4/1/08-9/30/08
Prime Money Market Fund	$1,000.00	$1,020.75	$4.29	0.85%
U.S. Government Money Market Fund	1,000.00	1,021.35	3.69	0.73%
Tax-Free Money Market Fund	1,000.00	1,020.75	4.29	0.85%
Institutional Prime Money Market Fund	1,000.00	1,023.55	1.47	0.29%
Institutional Tax-Free Money Market Fund	1,000.00	1,023.55	1.47	0.29%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplies by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one-half year period).

52

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of Tamarack Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the period ended September 30, 2008.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Voyageur Asset Management serves as investment adviser for the Tamarack Funds. RBC Dain Rauscher Inc. is the distributor for all of the Tamarack Money Market Funds.

Tamarack Funds

P.O. Box 219757

Kansas City, MO 64121-9757

800-422-2766

www.voyageur.net

The Tamarack Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council certified paper. FSC certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

TF-MM AR 09-08

Tamarack Funds

About Your Annual Report

This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of holdings.

The Tamarack Funds compare their performance against widely used market indices, depending on the market sector or investment style of the particular fund. Fixed income funds are benchmarked against various Barclays Capital (formerly Lehman Brothers) Bond Indices, which show only the performance of the underlying fixed income securities, rather than of a comparable fund that would be available to an individual investor.

We hope the financial information presented, as well as the analysis from your portfolio manager(s), will help you evaluate your investment in the Tamarack Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. Tamarack Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.voyageur.net.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.voyageur.net; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

lnformation regarding how your Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2008 is available (i) on the Fund’s website at www.voyageur.net; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of each Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. lnformation on the operation of the Public Reference Room is available by calling 1-800-SEC-0330.

LETTER FROM THE CIO OF FIXED INCOME

The current financial environment is clearly daunting and largely without precedent. Never before in modern economic history have the world’s disparate economies faced coincident credit and liquidity problems of such magnitude. Borne of the sub-prime lending losses in the United States, the credit crisis quickly spread throughout the global capital markets and threatened the financial stability of individuals, businesses and economies. However, given the rapid acknowledgement of financial losses, the flexibility of the free market system and the historic initiatives undertaken by the global central banks, we believe excesses will be removed from the markets and capital will ultimately be restored. Importantly, this will take a considerable amount of time, many years in fact. There will be no quick fix. While it may appear convenient to dismiss the current crisis as nothing more than an aftershock of the massive liquidity from an overly accommodative monetary policy by the Federal Reserve, sophisticated investors know this explanation oversimplifies the crisis, which involved numerous culprits.

Credit markets remain under significant strain. The third quarter of 2008 delivered a fresh round of financial failures including Lehman Brothers, Washington Mutual, a handful of European banks, and the effective demise of the titans of U.S. investment banking: Merrill Lynch was bought by Bank of America while Goldman and Morgan Stanley sought conversion to commercial bank status. The federal government nationalized Freddie Mac and Fannie Mae, wiping out common and preferred stockholders, and AIG, once the preeminent U.S. insurer, accepted an $85-billion government loan to avoid insolvency. The remaining global banks, broker/dealers and insurance companies continue to report sizable losses from their mortgage, real estate and unsecured debt exposures. The net reduction in capital from realizing these losses led banks and dealers to collapse their balance sheets, reduce risk taking, decrease proprietary trading and tighten lending standards. The cost of credit increased – for individuals, small businesses and large corporations. The implications of these facts remain a significant hindrance to the smooth functioning of the economy.

In light of these events, the Federal Reserve, Treasury and Executive branch played an enormous role in maintaining market stability. Until recently, regulators and policymakers have used a piecemeal approach to responding to each individual corporate crisis. Unfortunately, this approach was not delivering the reassurance craved by global market participants. The Executive branch hastily unveiled an ambitious, if poorly described, bailout plan to use taxpayer money to purchase from financial entities their distressed mortgage-related assets at the heart of the capital impairment problem. More recently, the Treasury and other governmental institutions of the world began to invest directly in their countries’ commercial banks and to establish methods of guaranteeing inter-bank loans.

While traditional measures of leverage (i.e., debt/equity) may well be lower than previous periods of economic hardship, the leverage imbedded in the financial markets and the financial institutions that support it has never been higher, with much of that leverage not captured within public financial statements. The leverage associated with the growth of leveraged loans, hedge funds, private equity and structured finance is impossible to characterize accurately, although it is safe to say the exposure amounts to trillions of dollars. At the same time, corporate tax law has strongly favored debt financing. The deductibility of interest expenses from taxable income creates incentives for firms to buy

1

LETTER FROM THE CIO OF FIXED INCOME

back shares and borrow money when times are good and the probability of bankruptcy appears remote. A lot of poor businesses were funded in the past two years, and while they may have adequate cash to service debt in the short run, it is extremely likely that these businesses will fail to roll their debt as it becomes due. The economy and the markets need to allow the deleveraging to occur before the capital markets can begin to show substantial improvement.

Fixed income markets were essentially shuttered during the past several quarters. Returns were significantly depressed across all non-government asset classes. Liquidity significantly declined. The market endured a massive number of terrible shocks, and the extent of the damage exceeded nearly all expectations. Importantly, we believe strongly in the long-term soundness of our investment philosophy, the quality of our current holdings and the principal stability of our Funds. We believe there are historic return opportunities in the fixed income market available for investors who are strategic enough to recognize them. The Tamarack Funds successfully avoided many of the pitfalls that plagued the Funds’ competitors. Our Funds maintained high average quality with significant yield characteristics.

Going forward, the strategy will be to patiently hold existing positions and maintain portfolio risk profiles, while prudently taking advantage of poor market conditions by purchasing high quality bonds at extremely attractive prices. We believe that this strategy, together with patience, will sow the seeds for continued strong relative performance. Thank you for your continued confidence and trust.

Sincerely,

John M. Huber, CFA

Chief lnvestment Officer, Fixed Income

Tamarack Funds

2

FIXED INCOME PORTFOLIO MANAGERS

Voyageur Asset Management Inc. (“Voyageur”), the investment advisor to the Tamarack Funds, employs a team approach to the management of each of the fixed income funds. Each Fund’s management team has access to Voyageur’s investment research and other money management resources.

John M. Huber, CFA

Senior Managing Director, Chief Investment Officer — Fixed Income

John Huber directs Voyageur’s fixed income group. John joined Voyageur in 2004 from Galliard Capital Management where he was a principal and senior portfolio manager, responsible for the firm’s total return fixed income effort. Prior to working for Galliard, John was a portfolio manager for Norwest Investment Management where he began his career in 1990. John received a BA from the University of Iowa and an MBA in Finance from the University of Minnesota, Carlson School of Management. He acts as an advisor to the Carlson Funds Enterprise for the University of Minnesota. John is a CFA charterholder and a member of the CFA Society of Minnesota. He also serves on the Board of the YMCA of Metropolitan Minneapolis.

James A. Norungolo, CFA

Vice President, Credit Team Lead, Senior Portfolio Manager

James Norungolo leads Voyageur’s Credit Team which is responsible for conducting our investment process in cash management, high grade and high yield debt, and municipal bonds. In addition, he serves as primary portfolio manager for the Quality Income Fund. James joined Voyageur in 1993 and has held several critical roles within the organization including credit/equity analyst, structured product analyst, trading and portfolio administration. Prior to joining Voyageur, James worked for Westport Bank & Trust, NationsBank and Sovran Capital Management. James began his career in the investment industry in 1987. He received a BA from the University of Virginia. James is a CFA charterholder and member of the CFA Society of Minnesota.

Raye C. Kanzenbach, CFA

Senior Managing Director, Senior Portfolio Manager

Raye Kanzenbach is an active member of the Credit Team and serves as primary portfolio manager for the Tax-Free Income Fund. He has extensive experience working with taxable and tax-exempt municipal fixed income securities. Prior to his experience at Voyageur, Raye was employed at First Bank where he managed the municipal and money market trust funds. Raye also supervised the municipal and corporate credit analysis areas for the Trust Department and First Bank’s investment portfolio. Prior to First Bank, Raye was employed as an investment officer with the St. Paul Companies. Raye began his career in the investment industry in 1973 and joined Voyageur in 1983. He received a BA in Economics from Lawrence University and an MBA in Finance from the University of Michigan. Raye is a CFA charterholder and member of the CFA Society of Minnesota.

3

PERFORMANCE SUMMARY

Average Annual Total Returns as of September 30, 2008

Tamarack Quality Fixed Income Fund

	1 Year	3 Year	5 Year	Since Inception (a)	Net Expense Ratio*	Gross Expense Ratio*
Class A (c)
- Including Maximum Sales Charge of 3.75%	(7.97)%	(0.30)%	0.86%	3.24%
- At Net Asset Value	(4.36)%	0.97%	1.63%	3.66%	0.93%	1.60%
Class C (d)
- Including Contingent Deferred Sales Charge of 1.00%	(5.95)%	0.19%	0.87%	2.88%
- At Net Asset Value	(5.04)%	0.19%	0.87%	2.88%	1.68%	2.46%
Class I (c)	(4.02)%	1.18%	1.89%	3.91%	0.68%	1.38%
Class R (d)	(4.45)%	0.73%	1.39%	3.40%	1.18%	1.90%
Class S (e)	(4.02)%	1.22%	1.89%	3.91%	0.68%	1.38%
Barclays Capital U.S. Aggregate Bond Index**	3.65%	4.15%	3.78%	5.51%

Tamarack Tax-Free Income Fund

	1 Year	3 Year	5 Year	10 Year	Since Inception (b)	Net Expense Ratio*	Gross Expense Ratio*
Class A (f)
- Including Maximum Sales Charge of 3.75%	(3.15)%	0.62%	1.08%	2.88%	5.78%
- At Net Asset Value	0.65%	1.92%	1.86%	3.28%	5.92%	0.99%	2.29%
Class C (f)
- Including Contingent Deferred Sales Charge of 1.00%	(1.06)%	1.19%	1.12%	2.52%	5.14%
- At Net Asset Value	(0.09)%	1.19%	1.12%	2.52%	5.14%	1.74%	3.06%
Class R (f)	0.47%	1.68%	1.61%	3.02%	5.66%	1.24%	2.61%
Class S	0.90%	2.18%	2.11%	3.54%	6.19%	0.74%	2.04%
Barclays Capital Municipal 3-15 Year Blend Index**	1.16	2.86	2.98	4.38	N/A

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. For performance data current to most recent month-end go to www.voyageur.net.

*	The expense ratios are from the Funds’ prospectus dated January 28, 2008. Additional information pertaining to the Funds’ expense ratios as of September 30, 2008 can be found in the financial highlights.

4

PERFORMANCE SUMMARY

**	Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly into indices.
(a)	The since inception date (commencement of operations) of the Fund is May 10, 1999. The since inception date for the Barclays Capital U.S. Aggregate Bond Index is April 30, 1999.
(b)	The since inception date (commencement of operations) of the Fund is February 22, 1980.
(c)	The performance in the table reflects the performance of the former RBC Funds, the predecessors to the Tamarack Funds.
(d)	The inception date for Class C and Class R Shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class A Shares of the Fund, adjusted to reflect the fees and expenses of Class C and Class R Shares, as applicable (and where applicable, the maximum sales charges of the Class C Shares).
(e)	The inception date for Class S Shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class I Shares of the Fund, adjusted to reflect the fees and expenses of Class S Shares.
(f)	The inception date for Class A, Class C and Class R Shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class S Shares of the Fund, adjusted to reflect the fees and expenses of Class A, Class C and Class R Shares, as applicable (and where applicable, the maximum sales charges of the Class A and Class C Shares).

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. Dollar denominated government, investment grade corporate, mortgage-backed and asset-backed securities.

The Barclays Capital Municipal 3-15 Year Blend Index is an unmanaged index of investment grade municipal bonds with maturities of 2-17 years.

5

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Tamarack Quality Fixed Income Fund

Investment Objective	Invests primarily in a portfolio of U.S. Government and Agency obligations, corporate debt obligations as well as other investment grade fixed income securities such as asset-backed securities, mortgage-backed securities and bank obligations. The Fund may also invest up to 20% in high yield securities and dollar denominated securities of foreign issuers. The Fund seeks to provide high current income and appreciation as is consistent with relative stability of principal through active management of portfolio sectors, maturity and security selection.

Performance	For the twelve-month period ended September 30, 2008, the Fund had a total return of -4.02% (Class 5). That compares to a total return of 3.65% for the Barclays Capital U.S. Aggregate Bond Index, the Fund’s primary benchmark. The Fund performed in the 61st percentile of its Lipper peer group (Corporate Debt Funds A Rated).

Factors That Made Positive
Contributions	• The Fund’s relative underweightings in investment grade and sub-investment grade rated corporate bonds aided performance.

• The Fund avoided investments in troubled issuers including Lehman, AIG, Washington Mutual, Ford, GM and others.

• The Fund benefited from a large income advantage versus lower yielding Treasury and Agency securities.

• The Fund’s balanced maturity profile and targeted duration aided performance stability in a volatile interest rate environment.

• Importantly, none of the Fund’s holdings defaulted.

Factors That Detracted

From Relative Returns	• The Fund’s relative performance suffered due to widening risk premiums (spreads to Treasuries) across all fixed income sectors.

•     The Fund’s investment discipline is to build a diversified, stable portfolio of debt securities that exhibit strong income generating ability while protecting principal. This income-based approach suffered in the market environment as a flight to quality caused fixed invome security prices to lag the prices of risk-free Treasury securities.

•     While the Fund avoided the sub-prime market, the Fund’s relative returns were hindered by the underperformance of non sub-prime mortgage- and asset-backed securities, including Agency mortgage-backed securities.

6

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Tamarack Quality Fixed Income Fund

Current income and capital appreciation				Investment Objective

Barclays Capital U.S. Aggregate Bond Index (formerly a Lehman Brothers index)				Benchmark

				Asset Allocation (as of 9/30/08) (% of fund’s investments)

Fannie Mae TBA, 5.50%, 10/1/38	8.05%	Countrywide Alternative Loan Trust, Series 2005-J4, Class 1A5, 4.97%, 7/25/35	1.61%	Top Ten Holdings (as of 9/30/08) (% of fund’s net assets)
Wells Fargo Prime Investment Money Market Fund	3.37%	Fannie Mae, Pool #254764, 5.50%, 6/1/23	1.61%
Fannie Mae TBA 5.00%, 10/15/38	3.35%	WaMu Pass Through Certificates, Series 2003-S11, Class 1A, 5.00%, 11/25/33	1.60%
Fannie Mae, 3.88%, 7/12/13	2.17%
Fannie Mae, Pool #961560, 6.00%. 2/1/38	2.09%
Fannie Mae, Pool #796610, 5.50%, 10/1/34	1.98%
Fannie Mae, Series 1997-M9, Class C, 6.52%, 7/25/16	1.87%

* A listing of all portfolio holdings can be found on page 11.

				Growth of $10,000 Initial Investment Since Inception

The graph reflects an initial investment of $10,000 since inception of 5/10/1999 and is based on Class S shares. The performance of the Fund for the period from May 10, 1999 to April 19, 2004 reflects the performance of RBC Quality Income Fund, the predecessor to Tamarack Quality Fixed Income Fund. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

7

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Tamarack Tax-Free Income Fund

Investment Objective
Seeks to provide a high level of current income that is free from federal income tax. The Fund invests primarily in municipal securities issued by the states and territories of the United States, and their agencies and municipal subdivisions.

Performance
For the twelve-month period ended September 30, 2008, the Fund had a total return of 0.90% (Class S). That compares to a total return of 1.16% for the Barclays Capital Municipal 3-15 Year Blend Index, the Fund’s primary benchmark. The Fund’s return compared favorably with the median total return of Intermediate Municipal Debt Funds compiled by Lipper, which was -0.58%.

Factors That Made Positive Contributions
• The Fund continued to reposition from lower yielding bonds to higher yielding bonds, which has increased the Fund’s yield.

• The Fund generally maintained a shorter average maturity and duration than the benchmark, which helped total returns because long bonds did relatively poorly during the year.

• The Fund was underweighted in bonds that were insured by bond insurers that were significantly downgraded by the credit rating agencies.

Factors That Detracted
From Relative Returns

•        The Fund was overweighted in bonds in the lower investment grade categories in order to obtain higher income yields. However, as risk premiums increased during this period of financial stress, these bonds underperformed higher grade bonds.

8

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Tamarack Tax-Free Income Fund

Providing the highest level of regular income exempt from federal income tax consistent with stated quality and maturity standards.				Investment Objective

Barclay’s Capital Municipal 3-15 Year Bond Index (formerly a Lehman Brothers Index)				Benchmark

				Asset Allocation (as of 9/30/08) (% of fund’s investments)

Massachusetts Health & Educational Facilities Authority Revenue, Series C, 5.75%, 7/1/12	6.53%	City of Seattle Revenue, 5.63%, 12/1/16	3.20%	Top Ten Holdings (as of 9/30/08) (% of fund’s net assets)
Cook County Township High School District No. 225-Northfield Township, GO, 5.50%, 12/1/19	3.34%	McClain County Economic Development Authority Revenue, 5.00%, 9/1/11	3.18%
City of San Antonio Revenue, 5.38%, 2/1/15	3.34%	Florida State Board of Education, GO, Series J, 5.00%, 6/1/19	3.11%
City of Santa Rosa Revenue, Series B, 6.00%, 9/1/15	3.33%	Arkansas River Power Authority Revenue, 5.00%, 10/1/14	2.97%
University of Texas Revenue, Series B, 5.25%, 8/15/19	3.27%	Indiana Bond Bank Refunding Revenue, Series A, 5.00%, 8/1/16	2.95%

* A listing of all portfolio holdings can be found on page 17.

				Growth of $10,000 Initial Investment Since Inception

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class S shares. The performance of the Fund for the period from September 30, 1998 to April 19, 2004 reflects the performance of D.L Babson Tax-Free Income Fund, the predecessor to Tamarack Tax-Free Income Fund. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

9

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Quality Fixed Income Fund

September 30, 2008

Principal Amount		Value
Municipal Bonds — 6.14%
Arizona — 0.48%
$100,000	Tucson COP, Series A, 4.30%, 7/1/10, (Credit Support: MBIA)(a)	$100,596
105,000	Tucson COP, Series A, 4.55%, 7/1/11, (Credit Support: MBIA)(a)	105,559

		206,155

California — 1.02%
355,000	Los Angeles Community Redevelopment Agency Tax Allocation, Series B, OID, 5.90%, 9/1/35, (Credit Support: RADIAN), Callable 9/1/15 @ 100(a)	303,600
135,000	San Diego Metropolitan Transportation Development Board Revenue, Series A, 3.86%, 12/1/09, (Credit Support: MBIA)(a)	135,895

		439,495

Illinois — 1.30%
425,000	Bensenville GO, Series E, 4.65%, 12/1/11, Callable 11/10/08 @ 100(a)	405,382
165,000	Village of Riverdale GO, 9.62%, 1/1/27	155,684

		561,066

Michigan — 0.34%
160,000	Township of Buena Vista GO, 8.00%, 4/1/32, Callable 4/1/18 @ 100	145,475

Missouri — 0.62%
270,000	Missouri Development Finance Board Revenue, Series A, OID, 6.00%, 3/1/24, Callable 3/1/16 @ 100	267,737

Nebraska — 1.16%
320,000	Saunders County School District No. 107 GO, 6.15%, 12/15/16, Callable 12/15/10 @ 100(a)	306,662
200,000	Saunders County School District No. 72 GO, 6.15%, 12/15/16, Callable 12/15/10 @ 100(a)	191,664

		498,326

New Jersey — 0.39%
165,000	New Jersey Economic Development Authority Revenue, Series B, 5.18%, 11/1/15(a)	165,627

Texas — 0.83%
390,000	San Antonio Convention Hotel Finance Corp. Revenue, Series B, 5.10%, 7/15/20, (Credit Support: AMBAC)(a)	358,894

Total Municipal Bonds (Cost $2,766,871)		2,642,775

Asset Backed Securities — 4.77%
Banking & Financial Services — 4.77%
358,758	Countrywide Asset-Backed Certificates, Series 2007-A1, Class 2A1, 3.50%, 5/25/47, Callable 9/25/19 @100(b)(c)	284,091
191,861	Countrywide Home Equity Loan Trust, Series 2002-G, Class A, 2.86%, 12/15/28, Callable 10/15/08 @ 100(c)	141,207
102,206	Countrywide Home Equity Loan Trust, Series 2002-H, Class A, 2.89%, 1/15/29, Callable 10/15/08 @ 100(c)	68,090
83,247	Countrywide Home Equity Loan Trust, Series 2003-BA, 2.80%, 4/15/29, Callable 10/15/08 @ 100(c)	56,580
305,965	Countrywide Home Equity Loan Trust, Series 2003-C, Class A, 2.76%, 5/15/29, Callable 10/15/08 @ 100(c)	197,312
197,290	Countrywide Home Equity Loan Trust, Series 2003-D, Class A, 2.75%, 6/15/29, Callable 12/15/08 @ 100(c)	108,450
207,979	Countrywide Home Equity Loan Trust, Series 2004-A, Class A, 2.71%, 4/15/30, Callable 10/15/08 @ 100(c)	107,313
127,285	Countrywide Home Equity Loan Trust, Series 2004-E, Class 2A, 2.75%, 6/15/29, Callable 11/15/08 @ 100(c)	76,380
198,856	Countrywide Home Equity Loan Trust, Series 2004-F, Class 2A, 2.75%, 5/15/34, Callable 10/15/08 @ 100(c)	103,913
94,362	Countrywide Home Equity Loan Trust, Series 2004-I, Class A, 2.78%, 2/15/34, Callable 3/15/09 @ 100(c)	68,732
28,839	Countrywide Home Equity Loan Trust, Series 2004-K, Class 2A, 2.79%, 2/15/34, Callable 12/15/08 @ 100(c)	20,818
42,504	Countrywide Home Equity Loan Trust, Series 2004-T, Class 2A, 2.73%, 1/15/30, Callable 11/15/09 @ 100(c)	26,886
87,324	First Horizon Asset Back Trust, Series 2004-HE4, Class A2, 4.07%, 7/25/19	83,773

10

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Quality Fixed Income Fund (cont.)

September 30, 2008

Principal Amount		Value
$360,000	Flagstar Home Equity Loan Trust, Series 2007-1A, Class AF2 (STEP), 5.77%, 1/25/35(b)	$322,737
1,954	New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 (STEP), 7.20%, 10/25/28, Callable 10/25/08 @ 100	1,947
217,384	Structured Asset Securities Corp., Series 2007-RM1, Class A1, 3.49%, 5/25/47(a)(b)(c)	174,043
223,386	WaMu Asset-Backed Certificates, Series 2007-HE2, Class 2A1, 3.32%, 4/25/37(c)	207,981

Total Asset Backed Securities (Cost $2,180,738)		2,050,253

Collateralized Mortgage Obligations — 22.52%
Banking & Financial Services — 22.52%
381,790	ABN AMRO Mortgage Corp., Series 2003-12, Class 1A, 5.00%, 12/25/33, Callable 12/25/28 @ 100	355,549
157,589	Banc of America Funding Corp., Series 2005-D, Class B1, 4.13%, 5/25/35, Callable 5/25/30 @ 100(c)	81,805
571,472	Banc of America Funding Corp., Series 2006-R2, Class A1, 6.05%, 7/28/46(c)	113,896
159,502	Banc of America Funding Corp., Series 2007-4, Class SB2, 5.42%, 11/25/34(c)	79,384
137,534	Banc of America Funding Corp., Series 2007-4, Class SB3, 5.42%, 11/25/34(c)	52,739
178,325	Banc of America Mortgage Securities, Inc., Series 2003-J, Class B2, 4.62%, 11/25/33, Callable 7/25/10 @ 100(c)	117,712
227,135	Banc of America Mortgage Securities, Inc., Series 2004-D, Class B1, 4.22%, 5/25/34, Callable 2/25/14 @ 100(c)	173,690
538,517	Banc of America Mortgage Securities, Inc., Series 2004-F, Class 2A7, 4.14%, 7/25/34(c)	526,072
440,414	Banc of America Mortgage Securities, Inc., Series 2006-A, Class 2A1, 5.44%, 2/25/36, Callable 11/25/21 @ 100(c)	382,765
428,426	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-9, Class 3A2, 4.96%, 2/25/34, Callable 5/25/15 @ 100(c)	403,617
340,000	Chase Mortgage Finance Corp., Series 2006-A1 , Class 2A3, 6.00%, 9/25/36, Callable 3/25/24 @ 100(c)	241,095
74,736	Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2A, 4.68%, 8/25/35, Callable 12/25/20 @ 100(c)	65,286
363,008	Countrywide Alternative Loan Trust, Series 2005-73CB, Class 1A1, 5.50%, 1/25/36	353,940
867,620	Countrywide Alternative Loan Trust, Series 2005-J4, Class 1A5 (STEP), 4.97%, 7/25/35, Callable 3/25/17 @ 100	691,985
295,774	Countrywide Alternative Loan Trust, Series 2007-16CB, Class 3A1, 6.75%, 8/25/37, Callable 2/25/19 @ 100	191,052
206,195	Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-21, Class B2, 4.81%, 5/25/33, Callable 10/25/08 @ 100(c)	117,625
134,229	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-7, Class 5A1, 5.00%, 10/25/19	126,871
321,870	First Horizon Asset Securities, Inc., Series 2004-AR1, Class B2, 5.14%, 2/25/34, Callable 4/25/13 @ 100(c)	215,182
480,000	Homebanc Mortgage Trust, Series 2006-1, Class 3A2, 5.91%, 4/25/37, Callable 9/25/24 @ 100(c)	355,071
223,718	JPMorgan Mortgage Trust, Series 2004-A4, Class 2A2, 4.62%, 9/25/34, Callable 6/25/25 @ 100(c)	202,462
196,705	JPMorgan Mortgage Trust, Series 2004-S1, Class 1A7, 5.00%, 9/25/34, Callable 8/25/18 @ 100	185,456
623,783	Master Asset Securitization Trust, Series 2003-12, Class 6A1, 5.00%, 12/25/33, Callable 5/25/29 @ 100	575,000
737,715	Merrill Lynch Mortgage Investors, Inc., Series 2005-A1, Class 2A1, 4.54%, 12/25/34, Callable 7/25/15 @ 100(a)(c)	651,807
439,610	Merrill Lynch Mortgage Investors, Inc., Series 2005-A5, Class M1 4.87%, 6/25/35, Callable 7/25/22 @ 100(c)	240,801
523	Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, 6.43%, 2/25/34, Callable 10/25/13 @ 100(c)	439
424,923	Morgan Stanley Mortgage Loan Trust, Series 2007-13, Class 6A1, 6.00%, 10/25/37, Callable 4/25/37 @100	292,085
353,594	Residential Funding Mortgage Securities I, Series 2004-S5, Class 2A1, 4.50%, 5/25/19, Callable 4/25/16 @ 100	323,317

11

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Quality Fixed Income Fund (cont.)

September 30, 2008

Principal Amount		Value
$106,973	Sequoia Mortgage Trust, Series 2003-4, Class 1B2, 3.99%, 7/20/33, Callable 10/20/08 @100(c)	$69,259
218,996	Sequoia Mortgage Trust, Series 2003-4, Class 2B4, 3.69%, 7/20/33, Callable 7/20/09 @ 100(c)	111,688
27,263	Structured Asset Securities Corp., Series 2002-11A, Class 2A1, 5.37%, 6/25/32, Callable 10/25/08 @ 100(c)	23,706
419,248	Structured Asset Securities Corp., Series 2003-30, Class 1A1, 5.50%, 10/25/33, Callable 2/25/28 @ 100	397,107
330,950	SunTrust Acquisition Closed-end Seconds Trust, Series 2007-1, Class A, 3.53%, 4/25/37, Callable 10/25/12 @ 100(c)	86,877
133,980	Vendee Mortgage Trust, Series 1992-1, Class 2Z, 7.75%, 5/15/22, Callable 5/15/17 @ 100	141,710
769,090	WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 1A, 5.00%, 11/25/33, Callable 8/25/28 @ 100	687,855
239,466	WaMu Mortgage Pass-Through Certificates, Series 2004-AR14, Class B2, 4.25%, 1/25/35, Callable 9/25/22 @ 100(c)	116,013
328,644	WaMu Mortgage Pass-Through Certificates, Series 2004-AR7, Class B1, 3.94%, 7/25/34, Callable 3/25/22 @ 100(c)	206,985
424,695	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-8, Class 1A8, 5.50%, 10/25/35	412,271
344,012	Wells Fargo Mortgage Backed Securities Trust, Series 2004-P, Class B1, 4.26%, 9/25/34, Callable 1/25/16 @ 100(c)	296,463
114,429	Wells Fargo Mortgage Backed Securities Trust, Series 2006-20, Class B4, 5.50%, 12/25/21, Callable 2/25/13 @ 100	20,597

Total Collateralized Mortgage Obligations (Cost $12,573,811)		9,687,234

Corporate Bonds — 30.75%
Aerospace & Defense — 0.31%
145,000	L-3 Communications Corp., 6.13%, 7/15/13, Callable 11/14/08 @ 103	134,850

Agriculture — 0.74%
346,000	Archer-Daniels-Midland Co., 5.45%, 3/15/18	319,941

Apparel — 0.36%
156,000	Phillips-Van Heusen, 7.25%, 2/15/11, Callable 11/10/08 @ 104	153,270

Banks — 4.93%
213,000	Barclays Bank PLC, 6.28%, 12/15/34, Callable 12/15/34 @ 100(c)	171,371
200,000	BB&T Capital Trust IV, 6.82%, 6/12/48, Callable 6/12/37 @ 100(c)	131,598
171,000	CBA Capital Trust I 5.81%, 6/30/15, Callable 6/30/15 @ 100(b)	155,940
164,000	Chase Capital II, 3.30%, 2/1/27, Callable 11/14/08 @ 100(c)	129,475
136,000	Chase Capital III, 3.36%, 3/1/27, Callable 11/14/08 @ 100(c)	109,969
179,000	Frost National Bank, 6.88%, 8/1/11	193,049
382,000	Nationsbank Capital Trust III, 3.34%, 1/15/27, Callable 11/14/08 @ 100(c)	269,281
250,000	People’s United Bank, 9.88%, 11/15/10	284,188
212,000	Popular North America, Inc. 5.65%, 4/15/09	209,453
235,000	Rabobank Capital Funding II, 5.26%, 12/31/13, Callable 12/31/13 @ 100(b)(c)	217,544
222,000	Regions Financing Trust II, 6.63%, 5/15/47, Callable 5/15/27 @ 100(c)	125,130
374,000	Wachovia Capital Trust II, 3.29%, 1/15/27, Callable 11/14/08 @ 100(c)	125,258

		2,122,256

Beverages — 0.45%
191,000	Diageo Finance BV, 5.50%, 4/1/13	192,244

Biotechnology — 0.12%
53,000	Bio-Rad Laboratories, Inc. 7.50%, 8/15/13, Callable 11/14/08 @ 104	53,000

Building Materials — 0.22%
110,000	Texas Industries, Inc. 7.25%, 7/15/13, Callable 7/15/09 @ 104	95,700

Chemicals — 1.29%
148,000	Methanex Corp., 8.75%, 8/15/12	152,440
160,000	Mosaic Co. (The), 7.63%, 12/1/16, Callable 12/01/11 @ 104(b)	163,476
155,000	Potash Corp. of Saskatchewan, 7.75%, 5/31/11	162,423
76,000	Valspar Corp., 5.63%, 5/1/12	76,565

		554,904

Coal — 0.25%
114,000	Arch Western Finance LLC, 6.75%, 7/1/13, Callable 11/14/08 @ 103	107,160

Commercial Services — 0.78%
142,000	Corrections Corp. of America, 6.25%, 3/15/13, Callable 3/15/09 @ 103	132,770

12

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Quality Fixed Income Fund (cont.)

September 30, 2008

Principal Amount		Value
$152,000	Equifax, Inc., 6.30%, 7/1/17	$141,329
72,000	Service Corp. International, 6.75%, 4/1/15	62,820

		336,919

Consumer Cyclical — 0.45%
207,000	CVS Caremark Corp., 5.75%, 6/1/17	193,440

Distribution/Wholesale — 0.41%
183,000	Owens & Minor, Inc., 6.35%, 4/15/16	178,193

Diversified Financial Services — 3.23%
286,000	Citigroup Capital XXI, 8.30%, 12/21/37, Callable 12/21/37 @ 100(c)	213,087
216,000	Credit Suisse Guernsey Ltd., 5.86%, 5/15/17, Callable 5/15/17 @ 100(c)	163,526
475,000	Fort Knox Military Housing Privatization Project, 2.83%, 2/15/52, (Credit Support: AMBAC ), Callable 11/14/08 @ 100(a)(b)(c)	357,960
268,000	General Electric Capital Corp., 6.00%, 6/15/12	258,667
112,000	Morgan Stanley, 3.09%, 1/9/14(c)	71,861
82,600	Pemex Finance Ltd., 9.69%, 8/15/09, (Credit Support: MBIA)	84,246
188,000	Premium Asset Trust, Series 2004-04, 4.13%, 3/12/09(d)	46,866
250,000	Travelers Cos., Inc. (The) 6.25%, 3/15/37, Callable 3/15/17 @ 100	192,284

		1,388,497

Electric — 1.58%
242,000	Energy East Corp., 6.75%, 7/15/36	215,815
154,000	Potomac Electric Power Co., 6.50%, 11/15/37	148,198
158,000	Public Service Co. of Oklahoma, 6.15%, 8/1/16	146,182
203,000	Puget Sound Energy, Inc., 6.97%, 6/1/67, Callable 6/1/17 @ 100(c)	171,535

		681,730

Electronics — 0.53%
244,000	Thermo Fisher Scientific, Inc., 5.00%, 6/1/15	225,937

Engineering & Construction — 0.36%
176,000	Dycom Industries, Inc., 8.13%, 10/15/15, Callable 10/15/10 @ 104	154,880

Food — 0.22%
90,000	Corn Products International, Inc., 6.00%, 4/15/17	93,030

Government - Other — 0.20%
85,366	New Valley Generation III, 4.69%, 1/15/22	88,017

Healthcare - Services — 0.40%
176,000	Laboratory Corp. of America Holdings, 5.50%, 2/1/13	170,915

Insurance — 4.91%
300,000	Americo Life, Inc., 7.88%, 5/1/13(a)(b)	297,172
375,000	ING Capital Funding Trust III, 8.44%, 12/31/10, Callable 12/31/10 @ 100(c)	345,791
225,000	MetLife, Inc., 6.40%, 12/15/36, Callable 12/15/31 @ 100	140,273
247,000	Navigators Group, Inc., 7.00%, 5/1/16	238,372
255,000	NLV Financial Corp. ,7.50%, 8/15/33(b)	246,925
199,000	OneAmerica Financial Partners, Inc., 7.00%, 10/15/33(b)	213,795
225,000	Selective Insurance Group, 6.70%, 11/1/35	215,524
250,000	Unitrin, Inc., 4.88%, 11/1/10	241,376
197,000	Willis North America, Inc., 6.20%, 3/28/17	171,283

		2,110,511

Iron/Steel — 0.57%
199,000	NucorCorp. 5.75%, 12/1/17	190,916
60,000	Steel Dynamics, Inc., 7.38%, 11/1/12(b)	54,900

		245,816

Machinery-Diversified — 1.31%
190,000	Joy Global, Inc., 6.00%, 11/15/16	170,963
195,000	Rockwell Automation, Inc., 5.65%, 12/1/17	195,260
202,000	Westinghouse Air Brake 6.88%, 7/31/13	197,960

		564,183

Media — 1.69%
242,000	Comcast Cable Holdings LLC, 9.80%, 2/1/12	264,602
208,000	Echostar DBS Corp., 5.75%, 10/1/08	208,000
255,000	News America Holdings, Inc., 7.70%, 10/30/25	252,926

		725,528

Metal Fabricate/Hardware — 0.16%
70,000	Valmont Industries, Inc., 6.88%, 5/1/14, Callable 5/1/09 @ 103	67,900

Office Furnishings — 0.48%
198,000	Steelcase, Inc., 6.50%, 8/15/11	204,404

Pharmaceuticals — 0.66%
178,000	GlaxoSmithKline Capital, Inc. 5.65%, 5/15/18	168,997
131,000	NBTY, Inc., 7.13%, 10/1/15, Callable 10/1/10 @ 104	114,625

		283,622

13

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Quality Fixed Income Fund (cont.)

September 30, 2008

Principal Amount		Value
Pipelines — 1.15%
$198,000	Boardwalk Pipelines LP, 5.88%, 11/15/16	$185,763
130,000	Sonat, Inc., 7.63%, 7/15/11	131,564
46,000	Spectra Energy Capital LLC, 7.50%, 10/1/09	46,474
150,000	Trans-Canada Pipelines Ltd., 6.20%, 10/15/37	128,810

		492,611

REITS — 0.93%
126,000	Duke Realty LP, 5.63%, 8/15/11	123,114
50,000	Federal Realty Investment Trust, 5.40%, 12/1/13	46,646
259,000	Realty Income Corp., 5.95%, 9/15/16	229,144

		398,904

Software — 0.61%
272,000	Fiserv, Inc., 6.13%, 11/20/12	263,750

Telecommunication Services — 0.34%
176,000	AT&T, Inc., 6.40%, 5/15/38	147,703

Transportation — 1.11%
182,000	CSX Corp., 6.75%, 3/15/11	185,991
125,000	Navios Maritime Holdings, Inc., 9.50%, 12/15/14, Callable 12/15/10 @ 104.75	115,000
174,000	Union Pacific Corp., 6.13%, 1/15/12	177,148

		478,139

Total Corporate Bonds (Cost $14,882,127)		13,227,954

Preferred Term Securities — 1.06%
125,000	Preferred Term Securities XIV, Inc., 0.76%, 6/24/34(d)(e)	65,638
150,000	Preferred Term Securities XIX, Inc., 0.57%, 12/22/35(d)(e)	55,935
125,000	Preferred Term Securities XVI, Inc., 0.40%, 3/23/35(d)(e)	37,212
175,000	Preferred Term Securities XVIII, Inc., 0.63%, 6/24/34(d)(e)	67,410
150,000	Preferred Term Securities XXIV, Inc., 0.02%, 9/25/35(d)(e)	60,915
250,000	Preferred Term Securities XXV, Inc., 0.03%, 6/22/37(d)(e)	93,225
150,000	Preferred Term Securities XXVI, Inc., 0.03%, 9/22/37(d)(e)	74,505

Total Preferred Term Securities (Cost $996,193)		454,840

U.S. Government Agency Backed Mortgages — 33.96%
Fannie Mae — 25.65%
1,480,000	(TBA), 5.00%, 10/15/38	1,442,075
3,475,000	(TBA), 5.50%, 10/1/38	3,465,228
8,571	Pool #124425, 9.25%, 10/1/20	9,440
687,641	Pool #254764, 5.50%, 6/1/23(a)	690,658
388	Pool #519217, 7.00%, 2/1/30	408
241	Pool #529175, 7.00%, 2/1/30	253
18,454	Pool #626582, 5.50%, 3/1/17	18,785
102,456	Pool #635169, 5.00%, 8/1/17	102,921
35,192	Pool #644943, 5.50%, 5/1/17	35,825
322,126	Pool #740447, 4.50%, 9/1/18	317,918
852,292	Pool #796610, 5.50%, 10/1/34	851,638
34,972	Pool #898644, 6.50%, 1/1/37	35,898
21,434	Pool #898682, 6.50%, 2/1/37	22,002
27,318	Pool #898684, 6.50%, 2/1/37	28,041
78,023	Pool #907600, 6.50%, 12/1/36	80,093
256,561	Pool #913327, 6.50%, 4/1/22	266,057
24,607	Pool #916843, 6.50%, 4/1/37	25,258
88,218	Pool #922123, 6.50%, 4/1/37	90,554
380,778	Pool #933554, 6.00%, 3/1/38	386,061
208,512	Pool #936193, 6.50%, 5/1/37	214,032
301,448	Pool #960143, 6.00%, 11/1/37	305,661
885,096	Pool #961560, 6.00%, 2/1/38	897,375
7,019	Series 1988-16, Class B, 9.50%, 6/25/18	7,687
770,000	Series 1997-M9, Class C, 6.52%, 7/25/16(a)	803,575
134,056	Series 2002-W11 , Class AF5 (STEP), 5.48%, 11/25/32	133,690
505,000	Series 2004-32, Class AY, 4.00%, 5/25/19	459,226
405,000	Series 2005-W2, Class A8, 5.41%, 5/25/35, Callable 6/25/26 @ 100	346,298

		11,036,657

Freddie Mac — 2.57%
10,366	Pool #170170, 9.00%, 6/1/16	11,354
432,004	Pool #1B2721, 4.38%, 1/1/35(c)	434,285
7,727	Pool #306588, 8.00%, 10/1/18	8,303
494,748	Pool #A70902, 6.00%, 1/1/38	501,302
38,922	Pool #C00921, 7.50%, 2/1/30	42,156
26	Pool #D09479, 9.00%, 10/1/18	27
11 ,464	Pool #G10625, 8.00%, 1/1/12	12,069
90,577	Series 2178-PB, 7.00%, 8/15/29, Callable 5/15/12 @ 100	94,066

		1,103,562

Ginnie Mae — 5.74%
32,984	Pool #003132, 6.00%, 9/20/31	33,575
84,884	Pool #003296, 6.00%, 10/20/32	86,321
789	Pool #152589, 9.50%, 4/15/16	871
6,696	Pool #269020, 9.50%, 1/15/19	7,459
9,669	Pool #342206, 6.50%, 12/15/23	9,941
6,027	Pool #361064, 6.50%, 8/15/23	6,197
6,075	Pool #363767, 6.50%, 11/15/23	6,246
24,928	Pool #376510, 7.00%, 5/15/24	26,350
200,725	Pool #380866, 7.00%, 3/15/24	212,175

14

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Quality Fixed Income Fund (cont.)

September 30, 2008

Principal Amount		Value
$9,893	Pool #398964, 7.50%, 11/15/11	$10,337
2,026	Pool #433258, 7.50%, 10/15/11	2,117
7,866	Pool #433263, 7.50%, 10/15/11	8,219
10,148	Pool #441009, 8.00%, 11/15/26	11,139
216,851	Pool #442164, 8.00%, 12/15/26	238,033
2,315	Pool #485682, 6.50%, 8/15/31	2,383
1,579	Pool #549180, 6.00%, 5/15/31	1,609
40,311	Pool #552381, 6.00%, 2/15/32	41,056
32,030	Pool #558945, 6.00%, 4/15/33	32,612
8,361	Pool #565982, 7.00%, 7/15/32	8,790
4,174	Pool #568184, 6.50%, 11/15/31	4,297
51,888	Pool #578345, 6.00%, 8/15/32	52,846
33,190	Pool #584369, 7.00%, 4/15/32	34,893
81,407	Pool #584486, 6.00%, 6/15/32	82,911
21,488	Pool #591571, 7.50%, 7/15/32	23,118
7,580	Pool #591581, 7.00%, 8/15/32	7,969
135,207	Pool #592154, 5.00%, 8/15/33	132,942
164,110	Pool #597857, 5.00%, 8/15/33	161,361
32,648	Pool #598131, 6.00%, 3/15/33	33,241
32,585	Pool #780332, 8.00%, 11/15/09	33,190
141,990	Pool #781124, 7.00%, 12/15/29	149,657
168,611	Pool #781547, 6.00%, 1/15/33	171,820
58,106	Series 2001-58, Class B, 5.15%, 6/16/23(a)(c)	58,425
490,000	Series 2004-12, Class C, 5.15%, 12/16/40(a)(c)	475,178
305,000	Series 2004-25, Class BA, 4.93%, 11/16/44(a)	304,132

		2,471,410

Total U.S. Government Agency Backed Mortgages (Cost $14,775,022)		14,611,629

U.S. Government Agency Obligations — 7.92%
Fannie Mae — 2.17%
935,000	3.88%, 7/12/13	932,677

Freddie Mac — 1.11%
460,000	5.00%, 7/15/14	478,470

Small Business Administration — 4.64%
823	Series 1989-20D, Class 1, 10.05%, 4/1/09, Callable 11/13/08 @ 100(a)	828
514,393	Series 2004-10B, Class 1, 4.68%, 9/10/14(3)	500,786
232,518	Series 2004-20K Class 1, 4.88% 11/1/24(a)	226,525
544,413	Series 2005-10A, Class 1, 5.04%, 3/10/15(a)	531,896
234,035	Series 2005-20A, Class 1, 4.86%, 1/1/25(a)	227,259
518,113	Series 2005-20D, Class 1, 5.11%, 4/1/25(a)	511,084

		1,998,378

Total U.S. Government Agency Obligations (Cost $3,474,317)		3,409,525

Shares
Investment Company — 3.37%
1,451,219	Wells Fargo Prime Investment Money Market Fund	1,451,219

Total Investment Company (Cost $1,451,219)		1,451,219

Total Investments (Cost $53,,100,298)(f) — 110.49%		47,535,429
Liabilities in excess of other assets — (10.49)%		(4,514,943)

NET ASSETS — 100.00%		$43,020,486

(a)	A portion or all of security is pledged as collateral for open futures contracts.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(c)	Variable rate security. The rate reflected in the Schedule of Port folio Investments is the rate in effect on September 30, 2008. The maturity date represents the actual maturity date. The security’s effective maturity resets on a weekly or monthly basis.
(d)	This security is restricted and illiquid as the security may not be offered or sold within the United States or to U.S. persons except to qualified purchasers who are also either qualified institutional buyers or “accredited investors” (as defined in Rule 501 (a) of Regulation D under the Securities Act of 1933).

The total investment in restricted and illiquid securities representing $501,706 or 1.17% of net assets was as follows:

Acquisition Principal Amount	Issuer	Acquisition Date	Acquisition Cost	9/30/2008 Carrying Value Per Unit
$125,000	Preferred Term Securities XIV, Inc.	6/7/2007	$101,825	$0.5251
125,000	Preferred Term Securities XVI, Inc.	4/13/2007	111,800	0.2977
175,000	Preferred Term Securities XVIII, Inc.	5/14/2007	146,580	0.3852

15

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Quality Fixed Income Fund (cont.)

September 30, 2008

Acquisition Principal Amount	Issuer	Acquisition Date	Acquisition Cost	9/30/2008 Carrying Value Per Unit
150,000	Preferred Term Securities XXIV, Inc.	5/16/2007	150,729	0.4061
150,000	Preferred Term Securities XIX, Inc.	5/11/2007	127,605	0.3729
250,000	Preferred Term Securities XXV, Inc.	3/16/2007	247,500	0.3729
150,000	Preferred Term Securities XXVI, Inc.	6/15/2007	148,500	0.4967
188,000	Premium Asset Trust, Series 2004-04	4/20/2007	178,600	0.2493

(e)	Fair valued security under procedures established by the Fund’s Board of Trustees.
(f)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

AMBAC – Insured by American Municipal Bond Insurance Assurance Corp.

COP – Certificate of Participation

GO – General Obligation

MBIA – Insured by MBIA

OID – Original Issue Discount

RADIAN – RADIAN Group, Inc.

REIT – Real Estate Investment Trust

STEP – Step Coupon Bond

TBA – To Be Announced

See notes to financial statements.

16

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Income Fund

September 30, 2008

Principal Amount		Value
Municipal Bonds — 95.48%
Arizona — 1.49%
$250,000	Surprise Municipal Property Corp. Revenue, 4.50%, 4/1/17, Callable 4/01/11 @ 100	$241,527

California — 3.33%
500,000	City of Santa Rosa Refunding Revenue, Series B, 6.00%, 9/1/15, (Credit Support: FGIC)	541,290

Colorado — 3.58%
500,000	Arkansas River Power Authority Revenue, 5.00%, 10/1/14, (Credit Support: XLCA)	483,195
100,000	Denver West Metropolitan District, GO, Series B, 5.70%, 12/1/17, Callable 10/31/08 @ 100	99,358

		582,553

Florida — 8.20%
500,000	County of Miami-Dade Refunding Revenue, Series A, 5.44%, 10/1/15, (Credit Support: MBIA), Callable 10/31/08 @ 72(a)	356,940
500,000	Florida State Board of Education, GO, Series J, 5.00%, 6/1/19, Callable 6/1/13 @ 101	506,355
500,000	Putnam County Development Authority, Refunding Revenue, 5.35%, 3/15/42, (Credit Support: AMBAC)(b)	470,400

		1,333,695

Illinois — 15.78%
500,000	Cook County High School District No. 225, Northfield Township, GO, 5.50%, 12/1/19	543,460
500,000	Cook County School District No. 148, Dolton, Series E, 4.75%, 12/1/23, (Credit Support: FSA), Callable 12/1/18 @ 100	451,290
350,000	Illinois Finance Authority Revenue, 5.00%, 12/1/21, Callable 12/1/16 @ 100	309,386
380,000	Illinois Finance Authority Revenue, 5.13%, 4/1/19, Callable 4/1/17 @ 100	362,075
200,000	Illinois Finance Authority Revenue, Series A, 4.95%, 7/1/15, (Credit Support: GO of Participants), Callable 7/1/14 @ 101	190,992
300,000	Illinois Finance Authority Revenue, Series A, 5.05%, 7/1/17, (Credit Support: GO of Participants), Callable 7/1/14 @ 101	285,105
440,000	Markham, GO, Series B, 5.75%, 2/1/21, Callable 2/1/18 @ 100	423,430

		2,565,738

Indiana — 12.49%
180,000	Boone County Redevelopment Commission Tax Allocation, Series B, 4.80%, 8/1/17, Callable 2/1/16 @ 100	176,814
135,000	Boone County Redevelopment Commission Tax Allocation, Series B, 4.85%, 2/1/18, Callable 2/1/16 @ 100	130,956
380,000	City of Anderson Refunding Revenue, 5.00%, 10/1/19, Callable 4/1/17 @ 100	352,328
450,000	Indiana Bond Bank Refunding Revenue, Series A, 5.00%, 8/1/16, (Credit Support: FSA)	479,651
100,000	Munster Municipal Center Corp. Revenue, 4.25%, 7/15/11	102,690
445,000	Munster Municipal Center Corp. Revenue, 4.70%, 7/15/17, Callable 1/15/14 @ 100	446,001
345,000	Noblesville Multi School Building Corp. Revenue, 4.00%, 1/15/14, (Credit Support: FGIC, State Aid Withholding)	341,905

		2,030,345

Louisiana — 0.97%
150,000	State of Louisiana Refunding GO, Series B, 5.00%, 7/15/15, (Credit Support: CIFG)	158,005

Maryland — 2.15%
350,000	City of Baltimore Revenue, Series A, 5.00%, 9/1/14, (Credit Support: XLCA)	348,922

Massachusettts — 6.53%
1,000,000	Massachusetts Health & Educational Facilities Authority Revenue, Series C, 5.75%, 7/1/12, Callable 7/1/11 @ 101	1,061,200

Michigan — 1.66%
250,000	Michigan State Building Authority Revenue, Series III, Pre-Refunded, 5.38%, 10/15/16, Callable 10/15/12 @ 100	268,948

Missouri — 3.83%
250,000	Missouri Development Finance Board Revenue, Series A, 5.25%, 3/1/15	260,473
385,000	St. Louis Park Revenue, Series C, 5.50%, 7/1/23, Callable 7/1/18 @ 100	362,531

		623,004

Ohio — 1.39%
225,000	State of Ohio Revenue, 4.00%, 4/1/09	226,150

17

SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Income Fund (cont.)

September 30, 2008

Principal Amount		Value
Oklahoma — 12.52%
$225,000	Jay Industrial Authority Revenue, 4.75%, 9/1/10	$231,874
500,000	McClain County Economic Development Authority Revenue, 5.00%, 9/1/11	517,765
380,000	Oklahoma Baptist University Authority Revenue, 5.25%, 12/1/14	384,757
300,000	Pottawatomie County Facilities Authority Revenue, 5.00%, 9/1/10	311,055
230,000	Pottawatomie County Facilities Authority Revenue, 4.75%, 9/1/13	237,305
100,000	Pottawatomie County Facilities Authority Revenue, 4.75%, 9/1/14	102,691
245,000	Tulsa Industrial Authority Revenue, 4.30%, 10/1/12	250,412

		2,035,859

Texas — 13.13%
500,000	City of San Antonio Refunding Revenue, 5.38%, 2/1/15	543,020
100,000	Northeast Travis County Utility District, GO, 4.50%, 9/1/13, Callable 9/1/11 @ 100	102,158
65,000	Northeast Travis County Utility District, GO, 4.60%, 9/1/14, Callable 9/1/11 @ 100	66,185
90,000	Northeast Travis County Utility District, GO, 4.65%, 9/1/15, Callable 9/1/11 @ 100	91,318
170,000	Piano Independent School District Refunding GO, 5.38%, 2/15/16, (Credit Support: PSF-GTD), Callable 2/15/11 @ 100	176,858
405,000	San Leanna Educational Facilities Corp. Refunding Revenue, 5.00%, 6/1/18, Callable 6/1/17 @ 100	388,666
500,000	University of Texas Refunding Revenue, Series B, 5.25%, 8/15/19	531,040
250,000	Varner Creek Utility District GO, 5.50%, 8/15/22, Callable 8/15/18 @ 100	235,855

		2,135,100

Washington — 4.15%
55,000	Adams County Park & Recreation District No. 4, Refunding GO, 4.13%, 12/1/15	55,525
100,000	Adams County Park & Recreation District No. 4, Refunding GO, 4.13%, 12/1/16	99,824
500,000	City of Seattle Refunding Revenue, 5.63%, 12/1/16, Callable 12/1/10 @ 100	520,000

		675,349

Wisconsin — 4.28%
300,000	Manitowoc Refunding Revenue, 5.00%, 8/1/10	310,581
400,000	Wisconsin Health & Educational Facilities Authority Refunding Revenue, Series A, 5.00%, 2/15/17, Callable 2/15/16 @ 100	384,888

		695,469

Total Municipal Bonds (Cost $15,767,917)		15,523,154

Shares
Investment Company — 0.43%
69,405	Wells Fargo National Tax Free Money Market Fund	69,405

Total Investment Company (Cost $69,405)		69,405

Total Investments (Cost $15,837,322)(c) — 95.91%		15,592,559
Other assets in excess of liabilities — 4.09%		665,731

NET ASSETS — 100.00%		$16,258,290

(a)	Represents effective yield to maturity on date of purchase.
(b)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2008. The maturity date represents the actual maturity date. The security’s effective maturity resets on a weekly or monthly basis.
(c)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

AMBAC – Insured by American Municipal Bond Insurance Assurance Corp.

CIFG – CIFG Insured

FGIC – Federal Guaranty Insurance Corp.

FSA – Financial Security Assurance Inc.

GO – General Obligation

MBIA – Insured by MBIA

PSF-GTD – Permanent School Fund Guaranteed

XLCA – XL Capital Assurance

See notes to financial statements.

18

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2008

	Tamarack Quality Fixed Income Fund	Tamarack Tax-Free Income Fund
Assets:
Investments, at value (cost $53,100,298 and $15,837,322, respectively)	$47,535,429	$15,592,559
Interest and dividends receivable	451,024	192,163
Receivable from advisor	5,367	10,208
Receivable for capital shares issued	972	—
Receivable for investments sold	1,464,172	500,475
Receivable for open maturities	8,961	—
Restricted deposits with broker for futures	91,485	—
Prepaid expenses	30,859	17,137

Total Assets	49,588,269	16,312,542

Liabilities:
Distributions payable	27,318	15,977
Payable for capital shares redeemed	15,456	17,872
Payable for investments purchased	6,470,237	—
Accrued expenses and other payables:
Administration fees	2,707	1,039
Audit fees	5,896	5,290
Trustee fees	54	18
Distribution fees	100	102
Shareholder reports	13,926	2,827
Transfer agent fees	14,285	5,758
Other	17,804	5,369

Total Liabilities	6,567,783	54,252

Net Assets	$43,020,486	$16,258,290

Net Assets Consist Of:
Capital	$51,553,595	$16,389,439
Distributions in excess of net investment income	(27,318)	(2)
Accumulated net realized gains (losses) from investment transactions	(2,927,227)	113,616
Net unrealized depreciation on investments	(5,578,564)	(244,763)

Net Assets	$43,020,486	$16,258,290

Net Assets:
Class A	$453,550	$86,788
Class I	228,515	—
Class C	3,398	94,188
Class R	6,214	3,523
Class S	42,328,809	16,073,791

Total	$43,020,486	$16,258,290

19

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

	Tamarack Quality Fixed Income Fund	Tamarack Tax-Free Income Fund
Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	52,781	10,639
Class I	26,607	—
Class C	396	11,558
Class R	724	432
Class S	4,928,542	1,971,964

Total	5,009,050	1,994,593

Net Asset Values and Redemption Price per Share:
Class A(a)	$8.59	$8.16

Class I	$8.59	—

Class C(b)	$8.58	$8.15

Class R	$8.59	$8.15	(c)

Class S	$8.59	$8.15

Maximum Offering Price Per Share:
Class A	$8.92	$8.48

Maximum Sales Charge - Class A	3.75%	3.75%

(a)	For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected.
(b)	For Class C shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase. Such reduction is not reflected.
(c)	Net asset value is calculated using unrounded net assets of $3,523.07 divided by the unrounded shares outstanding of 432.29.

See notes to financial statements.

20

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2008

	Tamarack Quality Fixed Income Fund	Tamarack Tax-Free Income Fund
Investment Income:
Interest income	$2,940,254	$752,638
Dividend income	66,004	16,214

Total Investment Income	3,006,258	768,852

Expenses:
Investment advisory fees	291,163	147,148
Distribution fees - Class A	2,234	403
Distribution fees - Class C	36	475
Distribution fees - Class R	34	18
Accounting fees	27,597	25,616
Administration fees	36,646	13,073
Audit fees	7,656	6,797
Custodian fees	1,788	366
Insurance fees	7,431	6,854
Legal fees	34,061	5,965
Registration and filing fees	68,802	68,340
Shareholder reports	13,224	2,485
Transfer agent fees	113,382	56,139
Trustees’ fees	1,103	333
Other fees	34,069	9,142

Total expenses before fee reductions	639,226	343,154
Expenses reduced/waived by:
Adviser	(309,224)	(214,135)
Distributor	(1,117)	(202)

Net Expenses	328,885	128,817

Net Investment Income	2,677,373	640,035

Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from investment transactions	(128,745)	113,806
Net realized gains from futures contracts	654,508	—
Net change in unrealized appreciation/depreciation on investments	(4,984,845)	(573,136)
Net change in unrealized appreciation/depreciation on futures contracts	(76,160)	—

Net realized/unrealized losses from investments	(4,535,242)	(459,330)

Change in net assets resulting from operations	$(1,857,869)	$180,705

See notes to financial statements.

21

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Tamarack Quality Fixed Income Fund		Tamarack Tax Free Income Fund
	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
From Investment Activities:
Operations:
Net investment income	$2,677,373	$2,746,932	$640,035	$693,421
Net realized gains (losses) from investments and futures contracts	525,763	(218,722)	113,806	106,735
Net change in unrealized appreciation/depreciation on investments and futures contracts	(5,061,005)	2,319	(573,136)	(326,294)

Change in net assets resulting from operations	(1,857,869)	2,530,529	180,705	473,862

Distributions to Class A Shareholders:
From net investment income	(22,213)	(19,497)	(2,781)	(2,409)
From net realized gains from investment transactions	—	—	(307)	(2,079)
Distributions to Class I Shareholders:
From net investment income	(12,884)	(32,079)	—	—
Distributions to Class C Shareholders:
From net investment income	(152)	(137)	(1,291)	(93)
From net realized gains from investment transactions	—	—	(15)	(101)
Distributions to Class R Shareholders:
From net investment income	(327)	(325)	(117)	(109)
From net realized gains from investment transactions	—	—	(16)	(103)
Distributions to Class S Shareholders:
From net investment income	(2,497,762)	(2,689,599)	(636,022)	(690,810)
From net realized gains from investment transactions	—	—	(77,331)	(590,719)

Change in net assets resulting from shareholder distributions	(2,533,338)	(2,741,637)	(717,880)	(1,286,423)

Capital Transactions:
Proceeds from shares issued	1,782,917	868,363	269,376	293,977
Distributions reinvested	2,168,905	2,336,384	504,531	926,881
Cost of shares redeemed	(8,893,066)	(11,795,055)	(2,296,379)	(2,429,822)

Change in net assets resulting from capital transactions	(4,941,244)	(8,590,308)	(1,522,472)	(1,208,964)

Net decrease in net assets	(9,332,451)	(8,801,416)	(2,059,647)	(2,021,525)
Net Assets:
Beginning of year	52,352,937	61,154,353	18,317,937	20,339,462

End of year	$43,020,486	$52,352,937	$16,258,290	$18,317,937

Undistributed (distributions in excess of) net investment income	$(27,318)	$(34,174)	$(2)	$11

Share Transactions:
Issued	189,583	91,850	31,861	34,513
Reinvested	236,332	246,790	60,119	108,987
Redeemed	(966,434)	(1,243,551)	(272,559)	(285,896)

Change in shares resulting from capital transactions	(540,519)	(904,911)	(180,579)	(142,396)

See notes to financial statements.

22

FINANCIAL HIGHLIGHTS

Tamarack Quality Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities						Distributions							Ratios/Supplemental Data
	Net Asset Value, Begin- ning of Period	Net Invest- ment Income		Net Realized and Un- realized Gains (Losses) on Invest- ments	Redemption Fees		Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Invest- ment Income to Average Net Assets		Ratio of Expenses to Average Net Assets**		Port- folio Turn- over Rate***
Class A
Year Ended September 30, 2008	$9.44	0.45	(a)	(0.84)	(b	)	(0.39)	(0.46)	—	—	(0.46)	$8.59	(4.36)%		$454	0.92%		4.90%		1.82%		80%
Year Ended September 30, 2007	9.47	0.44	(a)	(0.03)	(b	)	0.41	(0.44)	—	—	(0.44)	9.44	4.45%		441	0.93%		4.70%		1.85%		59%
Year Ended September 30, 2006	9.61	0.41	(a)	(0.13)	(b	)	0.28	(0.39)	—	(0.03)	(0.42)	9.47	3.04%		406	0.93%		4.35%		1.89%		65%
Year Ended September 30, 2005	9.77	0.39		(0.15)	(b	)	0.24	(0.40)	—	—	(0.40)	9.61	2.48%		1,188	0.93%		4.02%		1.82%		116%
Period Ended September 30, 2004(c)	9.65	0.16		0.13	(b	)	0.29	(0.17)	—	—	(0.17)	9.77	2.96	%(d)	1,257	0.93	%(e)	4.07	%(e)	1.64	%(e)	13%
Year Ended April 30, 2004	10.27	0.38		(0.25)	—		0.13	(0.41)	(0.34)	—	(0.75)	9.65	1.39%		1,128	1.42%		3.56%		1.68%		87%
Class I
Year Ended September 30, 2008	$9.43	0.51	(a)	(0.87)	(b	)	(0.36)	(0.48)	—	—	(0.48)	$8.59	(4.05)%		$229	0.68%		5.51%		1.31%		80%
Year Ended September 30, 2007	9.48	0.45	(a)	(0.03)	(b	)	0.42	(0.47)	—	—	(0.47)	9.43	4.49%		311	0.68%		4.76%		1.38%		59%
Year Ended September 30, 2006	9.62	0.43	(a)	(0.13)	(b	)	0.30	(0.42)	—	(0.02)	(0.44)	9.48	3.30%		1,091	0.68%		4.57%		1.39%		65%
Year Ended September 30, 2005	9.77	0.33		(0.06)	(b	)	0.27	(0.42)	—	—	(0.42)	9.62	2.84%		2,511	0.68%		4.32%		1.28%		116%
Period Ended September 30, 2004(c)	9.65	0.17		0.13	(b	)	0.30	(0.18)	—	—	(0.18)	9.77	3.18	%(d)	18,990	0.68	%(e)	4.39	%(e)	1.09	%(e)	13%
Year Ended April 30, 2004	10.27	0.37		(0.21)	—		0.16	(0.44)	(0.34)	—	(0.78)	9.65	1.54%		30,990	1.18%		3.83%		(f	)	87%
Class C
Year Ended September 30, 2008	$9.43	0.42	(a)	(0.88)	(b	)	(0.46)	(0.39)	—	—	(0.39)	$8.58	(5.04)%		$3	1.68%		4.53%		2.33%		80%
Year Ended September 30, 2007	9.48	0.37	(a)	(0.05)	(b	)	0.32	(0.37)	—	—	(0.37)	9.43	3.50%		4	1.74%		3.88%		2.46%		59%
Year Ended September 30, 2006	9.61	0.35	(a)	(0.12)	(b	)	0.23	(0.35)	—	(0.01)	(0.36)	9.48	2.30%		3	1.62%		3.68%		2.31%		65%
Year Ended September 30, 2005	9.77	0.32		(0.15)	(b	)	0.17	(0.33)	—	—	(0.33)	9.61	1.79%		3	1.62%		3.33%		2.24%		116%
Period Ended September 30, 2004(c)	9.65	0.13		0.13	(b	)	0.26	(0.14)	—	—	(0.14)	9.77	2.75	%(d)	3	1.68	%(e)	3.33	%(e)	2.09%		13%
Period Ended April 30, 2004(g)	9.73	0.01		(0.08)	—		(0.07)	(0.01)	—	—	(0.01)	9.65	(0.72	)%(d)	3	1.69	%(e)	3.03	%(e)	(e	)(f)	87%
Class R
Year Ended September 30, 2008	$9.43	0.46	(a)	(0.86)	(b	)	(0.40)	(0.44)	—	—	(0.44)	$8.59	(4.45)%		$6	1.18%		5.03%		1.81%		80%
Year Ended September 30, 2007	9.47	0.42	(a)	(0.04)	(b	)	0.38	(0.42)	—	—	(0.42)	9.43	3.96%		7	1.19%		4.44%		1.90%		59%
Year Ended September 30, 2006	9.61	0.39	(a)	(0.13)	(b	)	0.26	(0.39)	—	(0.01)	(0.40)	9.47	2.87%		7	1.19%		4.12%		1.96%		65%
Year Ended September 30, 2005	9.77	0.35		(0.13)	(b	)	0.22	(0.38)	—	—	(0.38)	9.61	2.23%		9	1.18%		3.77%		1.81%		116%
Period Ended September 30, 2004(c)	9.65	0.16		0.12	(b	)	0.28	(0.16)	—	—	(0.16)	9.77	2.96	%(d)	20	1.16	%(e)	2.92	%(e)	1.73%		13%
Period Ended April 30, 2004(g)	9.73	0.01		(0.08)	—		(0.07)	(0.01)	—	—	(0.01)	9.65	(0.71	)%(d)	3	1.13	%(e)	3.54	%(e)	(e	)(f)	87%
Class S
Year Ended September 30, 2008	$9.43	0.51	(a)	(0.87)	(b	)	(0.36)	(0.48)	—	—	(0.48)	$8.59	(4.16)%		$42,329	0.68%		5.52%		1.31%		80%
Year Ended September 30, 2007	9.47	0.47	(a)	(0.04)	(b	)	0.43	(0.47)	—	—	(0.47)	9.43	4.60%		51,590	0.68%		4.93%		1.38%		59%
Year Ended September 30, 2006	9.61	0.43	(a)	(0.13)	(b	)	0.30	(0.42)	—	(0.02)	(0.44)	9.47	3.27%		59,647	0.68%		4.61%		1.39%		65%
Year Ended September 30, 2005	9.77	0.41		(0.15)	(b	)	0.26	(0.42)	—	—	(0.42)	9.61	2.73%		73,246	0.68%		4.28%		1.31%		116%
Period Ended September 30, 2004(c)	9.65	0.17		0.13	(b	)	0.30	(0.18)	—	—	(0.18)	9.77	3.07	%(d)	89,278	0.68	%(e)	4.34	%(e)	1.13%		13%
Period Ended April 30, 2004(g)	9.73	0.01		(0.08)	—		(0.07)	(0.01)	—	—	(0.01)	9.65	(0.58	)%(d)	97,237	0.68	%(e)	4.37	%(e)	(e	)(f)	87%

*	Excludes sales charge.
**	During the periods, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. The rate has not been annualized for periods of less than one year.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	For the period from May 1, 2004 to September 30, 2004.
(d)	Not annualized.
(e)	Annualized.
(f)	There were no waivers or reimbursements during the period.
(g)	For the period from April 19, 2004 (commencement of operations) to April 30, 2004.

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS

Tamarack Tax-Free Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investments Activities					Distributions						Ratios/Supplemental Data
	Net Asset Value Begin- ning of Period	Net Invest- ment Income		Net Realized and Un- realized Gains (Losses) on Investments	Redemption Fees	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Invest- ment Income to Average Net Assets		Ratio of Expenses to Average Net Assets**		Port- folio Turn- over Rate***
Class A
Year Ended September 30, 2008	$8.42	0.29	(a)	(0.22)	—	0.07	(0.29)	(0.04)	(0.33)	$8.16	0.65%		$87	0.99%		3.45%		2.52%		44%
Year Ended September 30, 2007	8.78	0.29		(0.10)	(b)	0.19	(0.29)	(0.26)	(0.55)	8.42	2.21%		70	0.99%		3.38%		2.54%		12%
Year Ended September 30, 2006	8.89	0.30		(0.05)	(b)	0.25	(0.30)	(0.06)	(0.36)	8.78	2.91%		71	1.12%		3.48%		2.41%		45%
Year Ended September 30, 2005	9.31	0.30		(0.18)	(b)	0.12	(0.30)	(0.24)	(0.54)	8.89	1.27%		171	1.24%		3.29%		2.31%		8%
Period Ended September 30, 2004(c)	9.05	0.07		0.26	(b)	0.33	(0.07)	—	(0.07)	9.31	3.71	%(d)	166	1.23	%(e)	3.20	%(e)	1.82	%(e)	2%
Period Ended June 30, 2004(f)	9.25	0.06		(0.20)	—	(0.14)	(0.06)	—	(0.06)	9.05	(1.50)	%(d)	33	1.24	%(e)	3.39	%(e)	3.00	%(e)	17%
Class C
Year Ended September 30, 2008	$8.42	0.23	(a)	(0.23)	—	—	(0.23)	(0.04)	(0.27)	$8.15	(0.09)%		$94	1.74%		2.72%		3.14%		44%
Year Ended September 30, 2007	8.77	0.23		(0.09)	(b)	0.14	(0.23)	(0.26)	(0.49)	8.42	1.52%		3	1.71%		2.70%		3.06%		12%
Year Ended September 30, 2006	8.89	0.24		(0.06)	(b)	0.18	(0.24)	(0.06)	(0.30)	8.77	2.15%		3	1.81%		2.74%		2.95%		45%
Year Ended September 30, 2005	9.31	0.23		(0.18)	(b)	0.05	(0.23)	(0.24)	(0.47)	8.89	0.54%		3	1.96%		2.57%		2.67%		8%
Period Ended September 30, 2004(c)	9.05	0.06		0.26	(b)	0.32	(0.06)	—	(0.06)	9.31	3.53	%(d)	3	1.99	%(e)	2.54	%(e)	2.45	%(e)	2%
Period Ended June 30, 2004(f)	9.25	0.05		(0.20)	—	(0.15)	(0.05)	—	(0.05)	9.05	(1.65)	%(d)	3	1.98	%(e)	2.59	%(e)	3.16	%(e)	17%
Class R
Year Ended September 30, 2008	$8.42	0.28	(a)	(0.23)	—	0.05	(0.28)	(0.04)	(0.32)	$8.15	0.47%		$4	1.18%		3.27%		2.41%		44%
Year Ended September 30, 2007	8.78	0.27		(0.10)	(b)	0.17	(0.27)	(0.26)	(0.53)	8.42	1.97%		4	1.26%		3.15%		2.61%		12%
Year Ended September 30, 2006	8.89	0.28		(0.05)	(b)	0.23	(0.28)	(0.06)	(0.34)	8.78	2.62%		3	1.37%		3.20%		2.49%		45%
Year Ended September 30, 2005	9.31	0.27		(0.18)	(b)	0.09	(0.27)	(0.24)	(0.51)	8.89	1.01%		3	1.52%		3.03%		2.23%		8%
Period Ended September 30, 2004(c)	9.05	0.07		0.26	(b)	0.33	(0.07)	—	(0.07)	9.31	3.66	%(d)	3	1.49	%(e)	3.03	%(e)	1.96	%(e)	2%
Period Ended June 30, 2004(f)	9.25	0.06		(0.20)	—	(0.14)	(0.06)	—	(0.06)	9.05	(1.55)	%(d)	3	1.48	%(e)	3.09	%(e)	2.65	%(e)	17%
Class S
Year Ended September 30, 2008	$8.42	0.31	(a)	(0.23)	—	0.08	(0.31)	(0.04)	(0.35)	$8.15	0.90%		$16,074	0.74%		3.70%		1.98%		44%
Year Ended September 30, 2007	8.78	0.31		(0.10)	(b)	0.21	(0.31)	(0.26)	(0.57)	8.42	2.47%		18,241	0.74%		3.64%		2.04%		12%
Year Ended September 30, 2006	8.89	0.33		(0.06)	(b)	0.27	(0.32)	(0.06)	(0.38)	8.78	3.17%		20,262	0.83%		3.74%		1.95%		45%
Year Ended September 30, 2005	9.31	0.32		(0.18)	(b)	0.14	(0.32)	(0.24)	(0.56)	8.89	1.52%		23,924	0.99%		3.54%		1.81%		8%
Period Ended September 30, 2004(c)	9.05	0.08		0.26	(b)	0.34	(0.08)	—	(0.08)	9.31	3.78	%(d)	27,329	0.99	%(e)	3.48	%(e)	1.43	%(e)	2%
Year Ended June 30, 2004(g)	9.57	0.32		(0.40)	—	(0.08)	(0.32)	(0.12)	(0.44)	9.05	(0.87)%		28,186	0.99%		3.47%		1.35%		17%

*	Excludes sales charge.
**	During the periods, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. The rate has not been annualized for periods of less than one year.
(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	For the period from July 1, 2004 to September 30, 2004.
(d)	Not annualized.
(e)	Annualized.
(f)	For the period from April 19, 2004 (commencement of operations) to June 30, 2004.
(g)	The existing class of shares was designated Class S shares as of April 19, 2004.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

September 30, 2008

1. Organization

Tamarack Funds Trust (“Tamarack”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. Tamarack was organized as a Delaware statutory trust on December 16, 2003. Predecessor funds to Tamarack were reorganized as portfolios of Tamarack effective April 16, 2004. This annual report includes the following two investment portfolios (“Funds”):

•	Tamarack Quality Fixed Income Fund (“Quality Fixed Income Fund”)

•	Tamarack Tax-Free Income Fund (“Tax-Free Income Fund”)

The Quality Fixed Income Fund offers five share classes: Class A, Class C, Class R, Class I, and Class S shares. The Tax-Free Income Fund offers four share classes: Class A, Class C, Class R, and Class S shares. Class A shares are offered with a 3.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class C shares are offered at net asset value (i.e. no front-end sales charge), but are subject to a CDSC of 1.00% for redemptions within 12 months of purchase. Class R shares (available to certain 401(k) and other employer-sponsored retirement plans), Class I shares (intended for investors meeting certain investment minimum thresholds) and Class S shares are not subject to either a front-end sales charge or a CDSC.

Voyageur Asset Management Inc. (“Voyageur”) acts as the investment adviser for Tamarack. The officers of Tamarack (“Fund Management”) are also employees of Voyageur or its affiliates or PNC Global Investment Servicing (U.S.) Inc., (“PNC”), formerly known as PFPC Inc.

2. Significant Accounting Policies

Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“GAAP”). Fund Management follows these policies when preparing financial statements. Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. These financial statements have been prepared as of 4 p.m. E.S.T. on September 30, 2008.

Recent Accounting Standards:

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

25

NOTES TO FINANCIAL STATEMENTS

Security Valuation:

Bonds and other fixed income securities are generally valued on the basis of prices furnished by pricing services approved by Tamarack’s Board of Trustees (the “Board”). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue and trading characteristics other than market data and without exclusive reliance upon quoted prices of exchanges or over-the-counter prices, since these valuations are believed to reflect more accurately the fair value of such securities. Short-term debt obligations with less than 60 days to maturity at time of purchase are valued at amortized cost, which approximates value, unless Fund Management determines that amortized cost no longer approximates market value due to credit or other impairments of the issuer. In such cases where a security price is unavailable, or where Fund Management determines that the value provided by the pricing services or amortized cost does not approximate fair value, the Board has approved pricing and valuation procedures to determine a security’s fair value. Investments in open-end investment companies are valued at net asset value. Exchange traded financial futures are valued at the settlement price as established by the exchange on which they are traded.

Repurchase Agreements:

The Funds may enter into repurchase agreements with primary dealers that report to the Federal Reserve Bank of New York or the 100 largest U.S. commercial banks (as measured by domestic deposits) who are deemed creditworthy under guidelines approved by the Board. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates. There were no repurchase agreements outstanding at September 30, 2008.

Securities pledged as collateral for repurchase agreements are held by the Funds’ custodian bank until maturity of the repurchase agreement. The Funds have procedures to secure additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the repurchase agreement in the event of a default.

Investment Transactions and Income:

Investment transactions are recorded one business day after trade date, except for on the last day of each fiscal quarter end, when they are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the costs of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization and accretion of premium or discount using the effective yield method. Paydown gains and losses on mortgage and asset-backed securities are included in the financial statements as interest income. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon the inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or portfolio management fees. Expenses incurred by Tamarack, such as trustee or legal fees, are allocated among each of the Funds either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based upon the proportion of relative net assets.

26

NOTES TO FINANCIAL STATEMENTS

Financial Instruments:

The Funds may engage in when-issued transactions. A Fund would record when-issued securities one business day after trade date and maintain sufficient liquidity so that cash will be available to make payment for the securities purchased. Securities purchased on a when-issued basis are valued daily beginning on the trade date and begin accruing interest on the settlement date. When-issued securities, if any, would be identified in the Schedule of Portfolio Investments.

The Funds may enter into futures contracts in an effort to manage the duration of the portfolio or to hedge against market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying index. A Fund recognizes an unrealized gain or loss each day equal to these daily payments.

The Quality Fixed Income Fund had the following open futures contracts at September 30, 2008:

Type	Number of Contracts	Expiration Date	Unrealized Depreciation	Notional Value
U.S. Treasury Long Bond	7	December 2008	$(9,688)	$1,155,938
10 Year Treasury Long Note	10	December 2008	(4,047)	824,250

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid at any time during the month upon total redemption of shares in an account. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g. reclassification of paydown gains and losses and re-designation of distributions), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment. Such differences are not reflected in the calculation of the Financial Highlights. For the year ended September 30, 2008, permanent difference reclassifications were as follows:

	Decrease Paid in Capital	Increase/(Decrease) Undistributed Net Investment Income	Increase/(Decrease) Accumulated Realized Gain/(Loss)
Quality Fixed Income Fund	$(2,607)	$(137,179)	$139,786
Tax-Free Income Fund	—	163	(163)

Credit Enhancement:

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC, FGIC and MBIA).

27

NOTES TO FINANCIAL STATEMENTS

3. Agreements and Other Transactions with Affiliates

Tamarack has entered into investment advisory agreements with Voyageur under which Voyageur manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreements require each Fund to pay Voyageur a monthly fee based upon average daily net assets. Under the terms of the advisory contracts, Voyageur is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Quality Fixed Income Fund	0.60%
Tax-Free Income Fund	0.85%

Voyageur has contractually agreed to waive fees and/or to make payments in order to keep total operating expenses of the Class S and Class I shares of Quality Fixed Income to 0.68% and Class S Shares of Tax-Free Income to 0.74%. Class A, C and R shares vary from these limits only by the addition of class specific 12b-1 fees. These expense limitation agreements are in place until January 31, 2009. Each Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by Voyageur, any expenses in excess of the expense limitation and repay Voyageur such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation stated above. Voyageur may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice.

Voyageur serves as co-administrator to the Funds. Effective October 8, 2007, PNC became the Funds’ co-administrator and fund accounting agent. Prior to October 8, 2007, Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.) served as sub-administrator. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, Voyageur receives from each Fund a fee, payable monthly, at the annual rate of 0.075% of each Fund’s average daily net assets. PNC receives a fee for its services payable by the Funds based on the Fund’s average daily net assets. Voyageur’s fee is listed as “Administration fees” in the Statements of Operations. PNC’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Funds are affiliated with the adviser or the administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

4. Fund Distribution

Each of the Funds has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Tamarack Distributors Inc. (the “Distributor”) acts as the Funds’ distributor. The Distributor is an affiliate of Voyageur. The Plan permits each Fund to make payments for, or to reimburse the Distributor monthly for, distribution-related costs and expenses of marketing shares of each share class covered under the Plan, and/or for providing shareholder services. The following chart shows the current Plan fee rate for each class.

	Class A		Class C	Class R
12b-1 Plan Fee	0.25	%*	1.00%	0.50%

*	The maximum Plan fee rate for Class A shares is 0.50%. The Distributor is contractually waiving 0.25% of the total 0.50% Plan fee for Class A through January 31, 2009.

Plan fees are based on average annual daily net assets of the applicable class. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part.

28

NOTES TO FINANCIAL STATEMENTS

For the year ended September 30, 2008, the Distributor received no commissions from front-end sales charges of Class A shares of the Funds. The Distributor received $400 CDSC fees from the Funds during the year ended September 30, 2008.

5. Securities Transactions

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2008 were as follows:

	Purchases (Excl. U.S. Govt.)	Sales (Excl. U.S. Govt.)	Purchases of U.S. Govt.	Sales of U.S. Govt.
Quality Fixed Income Fund	$44,829,451	$37,852,800	$—	$883,646
Tax-Free Income Fund	7,305,139	9,097,188	—	—

6. Capital Share Transactions

	Tamarack Quality Fixed Income Fund		Tamarack Tax-Free Income Fund
	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$101,058	$263,570	$32,840	$4,813
Distributions reinvested	22,047	15,287	3,047	4,476
Cost of shares redeemed	(66,393)	(242,755)	(15,884)	(7,050)

Change in Class A	$56,712	$36,102	$20,003	$2,239

Class 1
Distributions reinvested	$12,637	$22,175
Cost of shares redeemed	(73,052)	(806,781)

Change in Class 1	$(60,415)	$(784,606)

Class C
Proceeds from shares issued	$—	$—	$93,352	$—
Distributions reinvested	152	136	1,103	193
Cost of shares redeemed	(22)	—	(22)	—

Change in Class C	$130	$136	$94,433	$193

Class R
Distributions reinvested	$327	$324	$133	$211
Cost of shares redeemed	(997)	—	(22)	—

Change in Class R	$(670)	$324	$111	$211

Class S
Proceeds from shares issued	$1,681,839	$604,793	$143,184	$289,164
Distributions reinvested	2,133,762	2,298,462	500,248	922,001
Cost of shares redeemed	(8,752,602)	(10,745,519)	(2,280,451)	(2,422,772)

Change in Class S	$(4,937,001)	$(7,842,264)	$(1,637,019)	$(1,211,607)

Change in net assets resulting from capital transactions	$(4,941,244)	$(8,590,308)	$(1,522,472)	$(1,208,964)

29

NOTES TO FINANCIAL STATEMENTS

	Tamarack Quality Fixed Income Fund		Tamarack Tax-Free Income Fund
	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
SHARE TRANSACTIONS:
Class A
Issued	10,678	28,001	3,912	566
Reinvested	2,410	1,616	363	526
Redeemed	(7,080)	(25,653)	(1,939)	(841)

Change in Class A	6,008	3,964	2,336	251

Class 1
Issued	—	—
Reinvested	1,376	2,339
Redeemed	(7,715)	(84,525)

Change in Class 1	(6,339)	(82,186)

Class C
Issued	—	—	11,016	—
Reinvested	17	15	132	23
Redeemed	(3)	—	(3)	—

Change in Class C	14	15	11,145	23

Class R
Reinvested	36	34	16	25
Redeemed	(106)	—	(3)	—

Change in Class R	(70)	34	13	25

Class S
Issued	178,905	63,849	16,933	33,947
Reinvested	232,494	242,786	59,608	108,413
Redeemed	(951,590)	(1,133,373)	(270,614)	(285,055)

Change in Class S	(540,191)	(826,738)	(194,073)	(142,695)

Change in shares resulting from capital transactions	(540,578)	(904,911)	(180,579)	(142,396)

7. Federal Income Taxes

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

The Funds adopted the provisions of FASB Interpretation No. 48 (“FIN48”), Accounting for Uncertainty in Income Taxes, on March 30, 2008. The implementation of FIN48 resulted in no material liability for unrecognized tax benefits and no material change to the net asset value of the Funds at the beginning of the day. As of September 30, 2008, the Funds did not have a liability for any uncertain tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2004 and by state authorities for tax years before 2003.

As of September 30, 2008, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
Quality Fixed Income Fund	$53,115,654	$202,098	$(5,782,323)	$(5,580,225)
Tax-Free Income Fund	15,837,322	190,726	(435,489)	(244,763)

30

NOTES TO FINANCIAL STATEMENTS

The tax character of distributions during the fiscal year ended September 30, 2008 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
Quality Fixed Income Fund	$2,766,826	$—	$2,766,826	$—	$2,766,826
Tax-Free Income Fund	3,225	77,418	80,643	676,277	756,920

The tax character of distributions during the fiscal year ended September 30, 2007 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
Quality Fixed Income Fund	$2,517,620	$—	$2,517,620	$—	$2,517,620
Tax-Free Income Fund	16,710	593,001	609,711	641,398	1,251,109

*	Total Distributions Paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of September 30, 2008, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Depreciation	Total Accumulated Losses
Quality Fixed Income Fund	$—	$—	$—	$—	$(2,925,606)	$(5,607,503)	$(8,533,109)
Tax-Free Income Fund	15,975	113,616	129,591	(15,977)	—	(244,763)	(131,149)

As of September 30, 2008, the following Fund had net capital loss carryforwards to offset future net capital gains, if any:

	Capital Loss Carryforward	Expires
Quality Fixed Income Fund	$835,813	2012
	70,674	2014
	659,449	2015

As of September 30, 2008, the following Fund had net capital loss carryforwards as successor to a merger and subject to certain limitations on utilization. To the extent that these carryforwards are utilized, it is probable that the realized gains that are offset will not be required to be distributed to shareholders.

	Capital Loss Carryforward	Expires
Quality Fixed Income Fund	$129,938	2010
	1,229,732	2011

Quality Fixed Income Fund utilized $410,308 of capital loss carryforwards for the year ended September 30, 2008.

31

NOTES TO FINANCIAL STATEMENTS

8. Market Timing

Tamarack strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase, in addition to limiting the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by Voyageur. This redemption fee is not charged in cases where, for example, the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. Tamarack also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of Tamarack’s policies on market timing and/or excessive trading. During the year ended September 30, 2008, the redemption fees collected by each Fund were as follows:

Redemption Fees
Quality Fixed Income Fund	$45
Tax-Free Income Fund	—

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Tamarack Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Tamarack Quality Fixed Income Fund and Tamarack Tax-Free Income Fund (the “Funds”), two of the portfolios constituting the Tamarack Funds Trust, as of September 30, 2008, the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. We have audited the financial highlights for each of the four years in the period ended September 30, 2008, for the period from May 1, 2004 through September 30, 2004, and for the year ended April 30, 2004 for Quality Fixed Income Fund. We have audited the financial highlights for each of the four years in the period ended September 30, 2008, for the period from July 1, 2004 through September 30, 2004, and for the year ended June 30, 2004 for Tax-Free Income Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the Funds’ custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Tamarack Funds Trust referred to above as of September 30, 2008, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
November 26, 2008

33

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

During the year ended September 30, 2008, the Tamarack Tax-Free Income Fund declared tax-exempt distributions of $637,237.

For the year ended September 30, 2008, the Tamarack Tax-Free Income Fund had net long term capital gains of $113,636.

34

MANAGEMENT (Unaudited)

Independent Trustees(1)

T. Geron Bell (66)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002-present); prior thereto President of the Minnesota Twins Baseball Club Incorporated (1987-2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 15 Other Director/Trustee Positions Held by Trustee: None

Lucy Hancock Bode (56)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed)

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Other Director/Trustee Positions Held by Trustee: BioSignia

Leslie H. Garner Jr. (57)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President, Cornell College

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Other Director/Trustee Positions Held by Trustee: None

Ronald James (57)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000-present)

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Other Director/Trustee Positions Held by Trustee: Best Buy Co. Inc.; Bremer Financial Corporation

John A. MacDonald (59)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Chief Investment Officer, Hall Family Foundation

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Other Director/Trustee Positions Held by Trustee: None

H. David Rybolt (65)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee; since January 2004)

Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting)

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Other Director/Trustee Positions Held by Trustee: None

James R. Seward (55)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Private investor (2000-present); CFA

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Other Director/Trustee Positions Held by Trustee: Syntroleum Corporation

(1)	Unless otherwise specified, the address of each trustee/officer is Tamarack Funds, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

35

MANAGEMENT (Unaudited)

Independent Trustees(1)

William B. Taylor (62)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since September 2005)

Principal Occupation(s) During Past 5 Years: Consultant (2003-present); prior thereto Partner (until 2003) Ernst & Young LLP

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Interested Trustees(1)

Erik R. Preus (42)(2)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since September 2005)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Tamarack Funds Trust (2006-present); Head of Retail Asset Management, Voyageur Asset Management (2006-present); Director, President and Chief Executive Officer, Tamarack Distributors Inc. (2005-present); Chief Operating Officer, Voyageur Asset Management (2005-2006); Director, Investment Consulting Services, RBC Dain Rauscher Inc; (2004-2005); Director, Voyageur Advisory Services; Voyageur Asset Management (2003-2004); Senior Vice President, Divisional Sales Manager, PIMCO Allianz Investments, and its predecessor firm, Nicholas Applegate (2001-2003).

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Executive Officers(1)

Erik R. Preus (42)

Position Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2006

Principal Occupation(s) During Past 5 Years: Head of Retail Asset Management, Voyageur Asset Management (2006-present), Chief Operating Officer (2005-2006), Voyageur Asset Management; Director, Investment Consulting Services, RBC Dain Rauscher Inc; (2004-2005); Director, Voyageur Advisory Services; Voyageur Asset Management (2003-2004); Senior Vice President, Divisional Sales Manager, PIMCO Allianz Investments, and its predecessor firm, Nicholas Applegate (2001-2003)

David P. Lux (53)

Position Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since September 2005

Principal Occupation(s) During Past 5 Years:) Vice President and Director, Mutual Funds, Voyageur Asset Management (2006-present); Director, Tamarack Distributors Inc. (2006-present); Treasurer, Tamarack Funds (2005 to September 2007); Controller, Tamarack Funds Trust (2004-2005); Vice President and Mutual Funds Finance Manager, Voyageur Asset Management (2004-2006); Senior Financial Analyst, Voyageur Asset Management (2003-2004); Senior Financial Analyst, RBC Dain Rauscher (1995-2003)

James A. Gallo (43)

Address: PNC Global Investment Servicing (U.S.) Inc. (formerly known as PFPC Inc.), 760 Moore Road, King of Prussia, PA 19406

Position Term of Office and Length of Time Served with the Trust: Treasurer Since October, 2007

Principal Occupation(s) During Past 5 Years: Senior Vice President and Managing Director, PNC Global Investment Servicing (2002-present); Vice President and Executive Director, Morgan Stanley (1998-2002)

(1)	Unless otherwise specified, the address of each trustee/officer is Tamarack Funds, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.
(2)	Erik R. Preus has been determined to be an interested Trustee by virtue of his affiliation with the Trust.

36

MANAGEMENT (Unaudited)

Executive Officers(1)

Kathleen A. Gorman (44)

Position Term of Office and Length of Time Served with the Trust: Chief Compliance Officer (“CCO”) since April 2006 and Assistant Secretary since September 2006

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, Voyageur Asset Management (2006-present), Director, Asset Management Compliance, RiverSource Investments (2004-2006); Senior Compliance Officer, U.S. Bancorp Asset Management (1994-2004)

Martin A. Cramer (58)

Position Term of Office and Length of Time Served with the Trust: AML Compliance Officer and Privacy Officer since January 2004 and Vice President since September 2006

Principal Occupation(s) During Past 5 Years: Vice President and Mutual Fund Administration Manager, Voyageur Asset Management (2003-present); Chief Compliance Officer, Tamarack Distributors Inc. (2008-present); Vice President, Tamarack Distributors Inc. (2007-present); Senior Compliance Officer, Tamarack Funds (2006-2007); Chief Compliance Officer, Tamarack Funds (2004-2006); Legal and Regulatory Affairs Vice President, Compliance Officer and Secretary, Jones & Babson (mutual fund management and distribution company)(1993-2003); Vice President, Assistant Secretary, Compliance Officer and AML Compliance Officer (2003-2004)2; and formerly Vice President, Chief Compliance Officer and Secretary, Buffalo Fund Complex (1994-2003) and Secretary, Gold Bank Funds3 (2001 -2003)

Lee Greenhalgh (37)

Position Term of Office and Length of Time Served with the Trust: Acting Chief Legal Officer and Acting Secretary since January 2008

Principal Occupation(s) During Past 5 Years: Associate General Counsel, RBC Capital Markets Holdings (USA) Inc. (2006-present); Asset Management Compliance, RiverSource Investments (2004-2006); Procurement Attorney, Ameriprise Financial (2002-2004); Associate Attorney, Dorsey & Whitney LLP (1999-2002)

Gordon Telfer (42)

Position Term of Office and Length of Time Served with the Trust: Portfolio Strategist, since March 2004

Principal Occupation(s) During Past 5 Years: Head of Growth Equities, Voyageur Asset Management (2008-present); Senior Portfolio Manager, Voyageur Asset Management (2004-2008), Managing Director, Voyageur Asset Management (2007-present); Vice President, Voyageur Asset Management (2004-2007); Senior Portfolio Manager, Alliance Capital Management (2000-2003); Senior Vice President, Global Strategist, Scudder Kemper Investments (1997-2000)

Nancy M. Scinto (48)

Position Term of Office and Length of Time Served with the Trust: Chief Investment Officer, Equity Products since January 2004

Principal Occupation(s) During Past 5 Years: Head of Growth Equities, Voyageur Asset Management (2008-present);

Director of Research, Voyageur Asset Management (2003-2008); Managing Director, Voyageur Asset Management (1999-present)

John M. Huber (40)

Position Term of Office and Length of Time Served with the Trust: Chief Investment Officer, Fixed Income Products since February 2005

Principal Occupation(s) During Past 5 Years: Chief Investment Officer, Fixed Income, Voyageur Asset Management (2004-present); Senior Portfolio Manager, Galliard Capital Management (1995-2004)

(1)	The address of each trustee/officer is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.
(2)	Great Hall Investment Funds, Inc., J&B Funds, Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson-Stewart Ivory International Fund, Inc., Babson Value Fund, Inc., David L. Babson Growth Fund, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Shadow Stock Fund, Inc., and Investors Mark Series Fund, Inc.
(3)	The Buffalo Fund Complex consists of Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc., and the Buffalo Funds, which is a series fund consisting of Buffalo Science & Technology Fund and Buffalo Mid Cap Fund. Gold Bank Funds is a series fund consisting of Gold Bank Equity and Gold Bank Money Market Fund.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

37

SHARE CLASS INFORMATION (Unaudited)

The Tamarack Fixed Income Funds offer five share classes, A, C, R, I, and S.

Class A

Class A shares are available for purchase primarily through investment advisors, broker dealers, banks and other financial services intermediaries. Class A shares of the Funds are subject to a maximum up-front sales charge of 3.75% and a 1.00% “CDSC” for redemption within 12 months of a $1 million or greater purchase. Class A shares include a 0.25% (25 bps) annual 12b-1 service and distribution fee. (The 12b-1 Plan allows for 50 bps, but the Funds’ distributor is currently contractually waiving 25 bps of the fee.) Class A shares have a higher up front sales charge (load) than Class C shares, but a lower annual expense ratio.

Class C

Class C shares are also available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class C shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. (No CDSC will be charged on shares acquired through reinvestment of dividends or capital gains.) Class C shares expenses include a 1.00% (100 bps) annual 12b-1 service and distribution fee. Class C shares have a lower up-front sales charge (load) than Class A shares, but due to the higher 12b-1 service and distribution fee, have higher annual expenses than Class A shares.

Class R

Class R shares are available for purchase through employer-sponsored or 401 (k) retirement plans for which omnibus or program-level accounts are held on the books of the Funds. Class R shares have no upfront sales charge (load), but are subject to a 0.50% (50 bps) 12b-1 service and distribution fee. Class R shares currently have annual expenses between Class A and Class C share expenses.

Class S

Class S shares are available to investors purchasing shares directly through the Fund or its agent, BFDS, or through certain fee-based programs of broker dealers or registered investment advisors. This share class does not have an upfront sales charge (load) or a 12b-1 service and distribution fee.

Class I

Class I shares are available in the Quality Fixed Income Fund. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up front sales charge (load) or a 12b-1 service and distribution fee.

For an investor purchasing Tamarack Funds shares through a financial services intermediary, the question as to which share class, A or C, is the best choice is dependent on many factors, including the amount to be invested and the length of time an investor anticipates holding the shares. An investor should consult with his or her financial advisor about his or her personal financial situation to determine which share class is the best choice for his or her individual situation.

38

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholder Expense Examples

As a shareholder of the Tamarack Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including management fees; 12b-1 distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Tamarack Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 through September 30, 2008.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period* 4/1/08-9/30/08	Annualized Expense Ratio During Period 4/1/08-9/30/08
Quality Fixed Income Fund	Class A	$1,000.00	$949.80	$4.53	0.93%
	Class I	1,000.00	952.00	3.32	0.68%
	Class C	1,000.00	946.20	8.32	1.71%
	Class R	1,000.00	948.80	5.94	1.22%
	Class S	1,000.00	952.00	3.32	0.68%

Tax Free Income Fund	Class A	1,000.00	984.60	4.91	0.99%
	Class C	1,000.00	980.90	8.62	1.74%
	Class R	1,000.00	983.80	5.75	1.16%
	Class S	1,000.00	985.80	3.67	0.74%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Tamarack Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period* 4/1/08-9/30/08	Annualized Expense Ratio During Period 4/1/08-9/30/08
Quality Fixed Income Fund	Class A	$1,000.00	$1,020.35	$4.70	0.93%
	Class I	1,000.00	1,021.60	3.44	0.68%
	Class C	1,000.00	1,016.45	8.62	1.71%
	Class R	1,000.00	1,018.90	6.16	1.22%
	Class S	1,000.00	1,021.60	3.44	0.68%

Tax Free Income Fund	Class A	1,000.00	1,020.05	5.00	0.99%
	Class C	1,000.00	1,016.30	8.77	1.74%
	Class R	1,000.00	1,019.20	5.86	1.16%
	Class S	1,000.00	1,021.30	3.74	0.74%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplies by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one-half year period).

39

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of Tamarack Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the period ended September 30, 2008.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Voyageur Asset Management Inc. serves as investment adviser for the Tamarack Funds. Tamarack Equity and Fixed Income Funds are distributed by Tamarack Distributors Inc. The Tamarack Money Market Funds are distributed by RBC Capital Markets Corporation, Member NYSE/FINRA/SIPC.

Tamarack Funds

P.O. Box 219757

Kansas City, MO 64121-9757

800-422-2766

www.voyageur.net

The Tamarack Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council certified paper. FSC certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

TF-FI AR 09-08

	Tamarack Funds

About Your Annual Report

This annual report includes detailed information about the Access Capital Community Investment Fund (the” Fund”) including financial statements, performance, and a complete list of holdings.

The Fund compares its performance against the Barclays Capital (formerly Lehman Brothers) U.S. Securitized Index, a widely used market index.

We hope the financial information presented, as well as the analysis from your portfolio manager(s), will help you evaluate your investment in the Fund. We also encourage you to read your Fund’s prospectus for further detail as to the Fund’s investment policies and risk profile. Tamarack Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.voyageur.net.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-973-0073; (ii) on the Fund’s website at www.voyageur.net; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2008 is available (i) on the Fund’s website at www.voyageur.net; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of the Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-800-SEC-0330.

Table of Contents	Letter from the CIO	1
	Portfolio Managers	3
	Performance Summary	4
	Management Discussion and Analysis	5
	Schedule of Portfolio Investments	7
	Financial Statements
	- Statement of Assets and Liabilities	18
	- Statements of Operations	19
	- Statements of Changes in Net Assets	20
	- Statements of Cash Flows	21
	Financial Highlights	22
	Notes to Financial Statements	23
	Report of Independent Registered Public Accounting Firm	31
	Management	32
	Supplemental Information	35

LETTER FROM THE CIO

Dear Shareholder:

The mission of the Access Capital Community Investment Fund (the “Fund”) is to provide double bottom line returns that include the economic bottom line and the community bottom line. The Fund invests in debt securities that support development activities serving low and moderate income individuals and communities in the United States. The Fund’s investments promote homeownership, affordable rental housing, education, community health centers and small businesses.

The Fund invests in securities that have the highest credit rating or that are issued by the U.S. Government, government agencies and government sponsored enterprises such as Fannie Mae and Freddie Mac.

The Fund is now in its eleventh year of operation. This letter is our first report to shareholders since Access Capital Strategies LLC, the Fund’s manager, was acquired by Voyageur Asset Management Inc. In connection with the acquisition, the Fund converted to a fiscal year ending September 30. This report covers the period from the end of the Fund’s last fiscal year ended May 31, 2008 through the new fiscal year ended September 30, 2008.

Portfolio Management Report

For the four months ended September 30, 2008, shares of the Fund had a net total return of 1.02%, based on the Fund’s net asset value (NAV) of $9.41 per share on September 30, down from $9.48 on May 31, and assuming reinvestment of ordinary income dividends of $0.16 per share. For the 12 months ended September 30, 2008, shares had a net total return of 4.50%, based on the Fund’s NAV of $9.41 per share on September 30 and assuming reinvestment of ordinary income dividends of $0.48 per share.

The one-year net total return for the Fund of 4.50% compares with a total return of 5.17% for the Barclays Capital U.S. Securitized Index, 3.65% for the Barclays Capital U.S. Aggregate Bond Index and 7.52% for a blended benchmark of 80% of the Merrill Lynch 30-Year Mortgage Index and 20% of the Merrill Lynch 1-10 Year Treasury Index.

The four-month period has seen a continuation of truly extraordinary activity in the global capital and credit markets. The Fund’s work as a source of long term investment in community economies in the United States continues, but the Fund is, of course, affected by recent events in the market. The nationalization of Fannie Mae and Freddie Mac in early September caused a very large rally in the prices of mortgage backed securities guaranteed by these entities and the corresponding mark-to-market for the assets in the Fund prompted the biggest one-day increase in NAV in the Fund’s decade of operations.

While the markets continue to be volatile, the Fund’s team remains committed to the Fund’s mission and believes the Fund can continue to deliver competitive returns in the sectors in which it invests.

1

LETTER FROM THE CIO

Community Impact

The Fund’s net assets were $543 million as of September 30, 2008, which was up from $514 million as of May 31, 2008 and $465 million as of September 30, 2007. The total number of shareholder accounts was 132 as of September 30, 2008, down slightly from 133 as of May 31, 2008. Designated Target Regions selected by shareholders called for investment in 46 states and U.S. territories as of September 30, 2008.

In its first decade of operations, the Fund has owned more than 9,600 mortgages to low and moderate income individuals and more than 6,000 units of affordable rental units. The Fund’s total small business loans have exceeded 265. We are proud of these results and thank you, our clients, for allowing us to work on your behalf through the years.

Shareholder Dividends

For the four-month period ended September 30, 2008, the Fund paid dividends of 16 cents per share. At the end of the period, the Fund’s 30 day current yield, calculated by PNC Global Investment Servicing (U.S.) Inc., our portfolio administrator, using the methodology recommended by the SEC, was 5.11%.

Other Items

In June 2008 shareholders of the Access Capital Strategies Community Investment Fund, Inc. (the “Predecessor Fund”) overwhelmingly approved a Plan of Reorganization (the “Plan”), as recommended by the Predecessor Fund’s Board, whereby the Fund acquired the assets of the Predecessor Fund. In connection with the Plan, Access Capital Strategies LLC, formerly the Fund’s adviser, was acquired by Voyageur Asset Management Inc., formerly the Fund’s sub-advisor. Under the Plan, the Fund’s expense cap decreased from 75 to 70 basis points and liquidity for the shareholder redemptions switched from quarterly to daily availability. In addition, the Fund transitioned the fiscal year end to September 30. We hope these changes will make investment in the Fund even more attractive to current and future shareholders. UMB Fund Services, Inc. will remain the Fund’s transfer agent.

Sincerely,

David F. Sand
Chief Investment Officer, Access Capital Community Investment Fund

2

PORTFOLIO MANAGERS

Voyageur Asset Management Inc. (“Voyageur”), the investment advisor to the Access Capital Community Investment Fund, employs a team approach to the management of each of the fixed income funds. The Fund’s management team has access to Voyageur’s investment research and other money management resources.

John M. Huber, CFA

Senior Managing Director, Chief Investment Officer — Fixed Income

John Huber directs Voyageur’s fixed income group. John joined Voyageur in 2004 from Galliard Capital Management where he was a principal and senior portfolio manager, responsible for the firm’s total return fixed income effort. Prior to working for Galliard, John was a portfolio manager for Norwest Investment Management where he began his career in 1990. John received a BA from the University of Iowa and an MBA in Finance from the University of Minnesota, Carlson School of Management. He acts as an advisor to the Carlson Funds Enterprise for the University of Minnesota. John is a CFA charterholder and a member of the CFA Society of Minnesota. He also serves on the Board of the YMCA of Metropolitan Minneapolis.

David F. Sand

Managing Director, Chief Investment Officer

David Sand is responsible for the strategic direction of Access Capital Community Investment Fund. In July 2008, Voyageur acquired Access Capital where he served as the firm’s president, chief investment officer and co-founder. Prior to joining Access Capital, David co-founded Commonwealth Capital Partners, Inc., and Commonwealth Capital Strategies, Inc., Cambridge and New York. The latter was a consulting and investment banking firm that specialized in housing, enterprise development, job training and the environment and was involved in a $100 million affordable housing program in Pennsylvania. David also served as a vice president at Shearson Lehman Brothers, New York, where he helped build a successful pioneering partnership in socially responsible investment management. He did extensive research and public speaking on issues including investments in companies involved in South Africa, nuclear energy, defense, and environmental issues. David began his career in the financial services industry in 1980. He received a BA from Princeton University and a MPA at the John F. Kennedy School of Government, Harvard University. David is on the board for the Social Investment Forum.

Brian Svendahl

Managing Director, Senior Portfolio Manager

Brian Svendahl is a senior portfolio manager leading Voyageur’s Risk Management Team which monitors various risks within our fixed income products. Brian also has specific research responsibilities for government and agency loans including small business administration and U.S.D.A. programs. Brian joined Voyageur in 2005 from Wells Fargo Brokerage Services, where he served as senior vice president and risk manager. Prior to that, Brian’s experiences include developing VAR analysis and off balance sheet hedging strategies for Wells Fargo’s Treasury group. Brian has worked in the investment industry since 1992. Brian received a BS in Economics from the University of Minnesota. He also received a BBA in Finance and an MBA from the University of Minnesota, Carlson School of Management. Brian is a CFA charterholder and member of the CFA Society of Minnesota.

3

PERFORMANCE SUMMARY

Average Annual Total Returns as of September 30, 2008

Access Capital Community Investment Fund

	1 Year	3 Year	5 Year	10 Year	Since Inception June 30, 1998	Net Expense Ratio
At Net Asset Value	4.50%	4.10%	3.76%	4.71%	4.97%	1.79%
Barclays Capital U. S. Securitized Index	5.17%	4.87%	4.39%	5.53%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. For performance data current to most recent month-end go to www.voyageur.net.

The Barclays Capital U.S. Securitized Index (formerly a Lehman Brothers index) is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly into the index.

.

.

4

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Access Capital Community Investment Fund

Invests in geographically specific debt securities located in portions of the United States designated by Fund Shareholders. The Fund invests primarily in debt instruments supporting affordable housing and economic development serving low and moderate income individuals and communities. Investment securities include government-guaranteed loans, asset-backed securities, particularly mortgage-backed securities, small business loans and taxable municipal securities.	Investment Objective

For the twelve-month period ended September 30, 2008, the Fund had a total return of 4.50% compared to a total return of 5.17% for the Barclays Capital U.S. Securitized Index and 3.65% for the Barclays Capital U.S. Aggregate Bond Index.	Performance

The Fund received a 4-Star rating from the Morningstar service.	Comment

Factors That Made Positive Contributions

•     Most of the Fund’s credit exposure was to mortgage-backed securities (MBS) guaranteed by Fannie Mae and Freddie Mac, both of which were placed in federal conservatorship on September 7, 2008. This action drove the biggest one-day advance in Fund shares in the Fund’s 10+ year history.

•     Unlike many other fixed income products, the Fund avoided many of the credit crises in the market environment.

•     The Fund’s exclusive focus on community investing kept the Fund out of sub-prime, Alt-A, jumbo, home equity, private label MBS, ARMs, collateralized debt obligations, structured investment vehicles, and other nontraditional products under duress.

Factors That Detracted From Relative Returns

• Credit spreads for all mortgage-related products were extremely volatile.

• The Fund’s hedging activities have historically detracted from relative performance when there is a flight to quality in the fixed income markets.

5

	MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

	Access Capital Community Investment Fund

Investment Objective	Current income and capital appreciation

Benchmark	Barclays Capital U.S. Securitized Index (formerly a Lehman Brothers index)

Asset Allocation (as of 9/30/08) (% of fund’s investments)

Top Ten Holdings (as of 9/30/08) (% of fund’s net assets)	Wells Fargo Prime Investment Money Market Fund	3.42%	Fannie Mae, Pool #806761, 5.50%, 9/1/34	1.18%
	Fannie Mae, 5.12%, 7/25/41	2.09%	Fannie Mae, Pool #663159, 5.00%, 7/1/32	1.05%
	Massachusetts Housing Investment Corp. Term Loan, 6.67%, 4/1/35	1.80%	Fannie Mae, Pool #844361,	0.99%
	Fannie Mae, Pool #387590, 4.90%, 9/1/15	1.72%	Fannie Mae, Pool #874136, 5.57%, 12/1/16	0.97%
	Community Reinvestment Revenue Notes	1.29%
	Massachusetts Housing Finance Agency Revenue, Series B, Callable 6/1/17 @100,	1.29%
	* A listing of all portfolio holdings can be found on page 7.

Growth of $10,000 Initial Investment Since Inception
	The graph reflects an initial investment of $10,000 over a 10 year period. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

6

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund

September 30, 2008

Principal Amount		Value
Municipal Bonds — 2.14%
California — 0.09%
$490,000	Camarillo California Community Development, Community Tax Allocation (Housing Set-Aside), Series A-T, 5.26%, 9/1/16(Credit Support: AMBAC)	$484,733

Guam — 0.02%
140,000	Guam Power Authority Revenue, Series A, 5.00%, 10/1/24(Credit Support: AMBAC)	125,195

Massachusetts — 1.29%
6,790,000	Massachusetts Housing Finance Agency Revenue, Series B, Callable 6/1/17 @100, 6.53%, 12/1/27(Credit Support: MBIA)	6,997,842

Utah — 0.74%
1,425,000	Utah Housing Corporation, Single Family Mortgage Revenue, Series B-2, Class 1, Callable 1/1/17 @100, 4.33%, 1/1/18	1,399,592
2,695,000	Utah Housing Corporation, Single Family Mortgage Revenue, Series C-2, Class 1, Callable 1/1/17 @ 100, 4.85%, 1/1/18	2,616,333

		4,015,925

Total Municipal Bonds (Cost $11,705,229)		11,623,695

Corporate Bonds — 0.57%
Diversified Financials — 0.57%
575,000	Atlantic Marine Corps Communities LLC, 5.34%, 12/1/49(Credit Support: MBIA)(a)	435,022
1,395,000	Fort Knox Military Housing Privatization Project, 2.81%, 2/15/49(Credit Support: AMBAC)(a)(b)	1,051,272
2,000,000	Pacific Beacon LLC, 3.19%, 7/15/49(Credit Support: AMBAC)(a)(b)	1,606,085

Total Corporate Bonds (Cost $3,860,041)		3,092,379

U.S. Government Agency Backed Mortgages — 104.92%
Fannie Mae — 72.59%
3,000,000	2.42%, 10/29/08	2,994,307
11,637,577	5.12%, 7/25/41	11,380,628
62,760	Pool #253173, 7.50%, 1/1/30	68,110
27,650	Pool #253174, 7.25%, 12/1/29	29,842
148,878	Pool #253212, 7.50%, 1/1/30	161,853
55,011	Pool #253214, 7.00%, 1/1/15	58,305
314,702	Pool #257611, 5.50%, 5/1/38	315,641
53,778	Pool #257612, 5.00%, 5/1/38	52,705
403,272	Pool #257613, 5.50%, 6/1/38	406,491
370,395	Pool #257631, 6.00%, 7/1/38	377,386
518,818	Pool #257632, 5.50%, 7/1/38	520,365
246,552	Pool #257645, 6.00%, 7/1/38	252,438
303,076	Pool #257649, 5.50%, 7/1/38	303,980
233,762	Pool #257656, 6.00%, 8/1/38	238,174
482,724	Pool #257663, 5.50%, 8/1/38	484,164
943,331	Pool #257857, 6.00%, 12/1/37	961,229
194,013	Pool #257868, 6.50%, 11/1/37	200,119
193,779	Pool #257869, 5.50%, 12/1/37	195,345
254,086	Pool #257875, 5.50%, 12/1/37	254,869
720,245	Pool #257890, 5.50%, 2/1/38	722,466
3,910,267	Pool #257892, 5.50%, 2/1/38	3,921,931
1,089,422	Pool #257893, 6.00%, 2/1/38	1,109,983
354,471	Pool #257897, 5.50%, 2/1/38	355,528
236,389	Pool #257898, 6.00%, 2/1/38	240,851
103,211	Pool #257899, 5.00%, 2/1/38	101,150
226,386	Pool #257900, 5.00%, 1/1/38	222,998
435,322	Pool #257901, 5.50%, 2/1/38	438,797
56,651	Pool #257902, 6.00%, 2/1/38	58,003
563,473	Pool #257903, 5.50%, 2/1/38	565,154
373,390	Pool #257904, 6.00%, 2/1/38	380,437
194,369	Pool #257913, 5.50%, 1/1/38	194,968
133,015	Pool #257914, 6.00%, 1/1/38	135,525
117,919	Pool #257919, 6.00%, 2/1/38	120,144
102,399	Pool #257925, 6.00%, 11/1/37	104,342
224,079	Pool #257926, 5.50%, 3/1/38	224,747
160,003	Pool #257927, 5.50%, 3/1/38	160,480
167,031	Pool #257928, 6.00%, 3/1/38	170,183
311,883	Pool #257942, 5.50%, 4/1/38	312,813
108,016	Pool #257943, 6.00%, 4/1/38	110,055
102,555	Pool #257973, 5.00%, 5/1/38	100,508
919,007	Pool #257974, 5.50%, 4/1/38	921,749
87,648	Pool #257995, 6.00%, 7/1/38	89,303
1,152,493	Pool #258000, 5.00%, 4/1/34	1,131,287
172,356	Pool #258001, 5.00%, 3/1/34	169,185
452,435	Pool #258002, 5.00%, 4/1/34	444,110
117,308	Pool #258005, 5.50%, 3/1/34	117,804
76,212	Pool #258022, 5.50%, 5/1/34	76,534
1,171,940	Pool #258024, 5.00%, 6/1/34	1,150,376
310,401	Pool #258025, 5.00%, 6/1/34	304,690
312,990	Pool #258027, 5.00%, 5/1/34	307,231
32,059	Pool #258028, 5.00%, 5/1/34	31,469
121,398	Pool #258030, 5.00%, 5/1/34	119,164
78,260	Pool #258031, 5.00%, 5/1/34	76,820
416,145	Pool #258049, 5.00%, 5/1/34	408,488
59,967	Pool #258050, 5.50%, 5/1/34	60,221
50,393	Pool #258051, 5.00%, 5/1/34	49,466
542,776	Pool #258070, 5.00%, 6/1/34	532,789

7

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2008

Principal Amount		Value
$189,640	Pool #258090, 5.00%, 6/1/34	$186,151
344,634	Pool #258092, 5.50%, 6/1/34	346,093
177,690	Pool #258093, 5.50%, 6/1/34	178,442
84,438	Pool #258094, 5.00%, 6/1/34	82,884
64,677	Pool #258095, 5.50%, 7/1/34	64,951
473,809	Pool #258096, 5.00%, 7/1/34	465,091
83,221	Pool #258097, 5.50%, 6/1/34	83,573
52,195	Pool #258121, 5.50%, 6/1/34	52,416
328,645	Pool #258152, 5.50%, 8/1/34	330,036
478,226	Pool #258157, 5.00%, 8/1/34	469,427
83,277	Pool #258158, 5.50%, 8/1/34	83,629
242,124	Pool #258159, 5.50%, 8/1/34	243,148
199,499	Pool #258163, 5.50%, 8/1/34	200,344
133,085	Pool #258165, 5.50%, 8/1/34	133,648
142,987	Pool #258166, 5.50%, 9/1/34	143,592
231,100	Pool #258171, 5.50%, 10/1/34	232,079
141,940	Pool #258172, 5.50%, 10/1/34	142,541
451,031	Pool #258173, 5.50%, 10/1/34	452,940
170,328	Pool #258174, 5.50%, 10/1/34	171,049
202,310	Pool #258175, 5.50%, 9/1/34	203,166
454,773	Pool #258180, 5.00%, 10/1/34	446,405
166,887	Pool #258182, 5.00%, 10/1/34	163,817
88,104	Pool #258185, 5.50%, 10/1/34	88,477
173,973	Pool #258186, 5.50%, 11/1/34	174,710
153,292	Pool #258187, 5.50%, 11/1/34	153,941
900,088	Pool #258188, 5.50%, 11/1/34	903,898
242,542	Pool #258198, 5.50%, 10/1/34	243,569
101,043	Pool #258199, 5.50%, 9/1/34	101,471
126,004	Pool #258200, 5.50%, 11/1/34	126,537
127,701	Pool #258202, 5.00%, 11/1/34	125,352
241,831	Pool #258203, 5.50%, 10/1/34	242,855
296,164	Pool #258208, 5.50%, 11/1/34	297,418
163,121	Pool #258210, 5.50%, 11/1/34	163,811
113,929	Pool #258221, 5.50%, 11/1/34	114,412
49,933	Pool #258222, 5.00%, 11/1/34	49,014
144,361	Pool #258224, 5.50%, 12/1/34	144,972
148,273	Pool #258225, 5.50%, 11/1/34	148,901
297,478	Pool #258236, 5.00%, 12/1/34	292,004
180,634	Pool #258237, 5.50%, 1/1/35	181,286
1,187,732	Pool #258238, 5.00%, 1/1/35	1,165,878
46,424	Pool #258245, 5.50%, 12/1/34	46,621
307,548	Pool #258248, 5.50%, 1/1/35	308,850
118,323	Pool #258249, 5.00%, 12/1/34	116,145
104,703	Pool #258250, 5.50%, 11/1/34	105,670
157,887	Pool #258251, 5.50%, 1/1/35	158,555
83,371	Pool #258252, 5.50%, 12/1/34	83,724
437,350	Pool #258254, 5.50%, 12/1/34	439,201
623,759	Pool #258255, 5.50%, 1/1/35	626,399
145,471	Pool #258258, 5.00%, 1/1/35	142,704
621,649	Pool #258300, 5.00%, 3/1/35	609,822
142,856	Pool #258301, 5.50%, 2/1/35	143,372
199,810	Pool #258302, 5.00%, 3/1/35	196,009
301,315	Pool #258303, 5.00%, 2/1/35	297,089
284,928	Pool #258304, 5.00%, 2/1/35	279,507
424,895	Pool #258305, 5.00%, 3/1/35	416,811
71,756	Pool #258311, 5.00%, 2/1/35	70,391
85,122	Pool #258312, 5.50%, 2/1/35	85,430
329,892	Pool #258324, 5.50%, 4/1/35	331,082
338,729	Pool #258325, 5.50%, 4/1/35	339,951
633,312	Pool #258333, 5.00%, 4/1/35	621,264
355,743	Pool #258336, 5.00%, 4/1/35	348,975
140,190	Pool #258337, 5.00%, 4/1/35	137,523
459,821	Pool #258338, 5.00%, 4/1/35	451,073
266,160	Pool #258339, 5.00%, 4/1/35	261,096
78,489	Pool #258340, 5.00%, 3/1/35	76,996
94,843	Pool #258341, 5.00%, 4/1/35	93,038
104,347	Pool #258342, 5.00%, 4/1/35	102,883
532,062	Pool #258343, 5.00%, 4/1/35	521,940
129,331	Pool #258344, 5.00%, 3/1/35	126,870
85,828	Pool #258345, 5.00%, 3/1/35	84,195
245,897	Pool #258346, 5.00%, 3/1/35	241,219
1,205,193	Pool #258347, 5.00%, 4/1/35	1,182,264
92,871	Pool #258348, 5.00%, 4/1/35	91,104
253,455	Pool #258388, 5.50%, 6/1/35	254,369
507,522	Pool #258392, 5.00%, 6/1/35	497,867
632,838	Pool #258393, 5.00%, 5/1/35	620,799
426,055	Pool #258394, 5.00%, 5/1/35	417,949
721,806	Pool #258395, 5.50%, 6/1/35	724,410
295,966	Pool #258400, 5.00%, 6/1/35	290,336
697,823	Pool #258402, 5.00%, 6/1/35	684,547
76,428	Pool #258403, 5.00%, 6/1/35	74,974
102,882	Pool #258404, 5.00%, 6/1/35	100,925
88,423	Pool #258406, 5.50%, 5/1/35	88,742
179,873	Pool #258407, 5.00%, 5/1/35	176,451
67,286	Pool #258408, 5.00%, 5/1/34	66,048
208,689	Pool #258409, 5.00%, 5/1/35	204,718
113,142	Pool #258410, 5.00%, 4/1/35	110,989
122,614	Pool #258411, 5.50%, 5/1/35	123,056
162,572	Pool #258422, 5.00%, 6/1/35	159,479
142,489	Pool #258427, 5.00%, 7/1/35	139,778
169,898	Pool #258428, 5.00%, 7/1/35	166,666
93,661	Pool #258439, 5.50%, 6/1/35	93,999
426,766	Pool #258448, 5.00%, 8/1/35	418,647
140,070	Pool #258449, 5.50%, 7/1/35	140,576
960,041	Pool #258450, 5.50%, 8/1/35	963,505
57,533	Pool #258451, 5.50%, 7/1/35	57,741
308,797	Pool #258454, 5.50%, 7/1/35	309,911
349,018	Pool #258456, 5.00%, 8/1/35	342,378
132,833	Pool #258457, 5.00%, 8/1/35	130,306
580,536	Pool #258460, 5.00%, 8/1/35	569,492
168,360	Pool #258470, 5.00%, 7/1/35	165,157
228,454	Pool #258479, 5.50%, 7/1/35	229,278
647,287	Pool #258480, 5.00%, 8/1/35	634,973
325,878	Pool #258551, 5.50%, 11/1/35	327,054
352,464	Pool #258552, 5.00%, 11/1/35	345,758
61,488	Pool #258555, 5.00%, 10/1/35	60,318
204,474	Pool #258556, 5.50%, 11/1/35	205,211
96,642	Pool #258561, 5.50%, 11/1/35	96,991

8

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2008

Principal Amount		Value
$128,471	Pool #258562, 5.50%, 11/1/35	$128,934
117,159	Pool #258569, 5.00%, 10/1/35	114,930
1,483,976	Pool #258571, 5.50%, 11/1/35	1,489,331
165,584	Pool #258595, 5.50%, 12/1/35	166,182
496,900	Pool #258596, 6.00%, 12/1/35	506,511
126,146	Pool #258598, 5.00%, 12/1/35	123,746
189,105	Pool #258599, 5.50%, 1/1/36	189,699
478,948	Pool #258600, 6.00%, 1/1/36	488,062
115,624	Pool #258610, 5.50%, 8/1/35	116,041
170,453	Pool #258621, 5.50%, 1/1/36	170,989
455,786	Pool #258626, 5.00%, 1/1/36	447,115
1,744,711	Pool #258627, 5.50%, 2/1/36	1,751,006
190,379	Pool #258633, 5.50%, 12/1/35	191,066
404,923	Pool #258634, 5.50%, 2/1/36	406,194
823,867	Pool #258643, 5.50%, 1/1/36	826,839
817,933	Pool #258644, 5.50%, 2/1/36	820,501
100,177	Pool #258650, 5.50%, 1/1/36	100,492
130,603	Pool #258651, 5.00%, 1/1/36	128,037
915,210	Pool #258658, 5.50%, 3/1/36	918,083
231,447	Pool #258663, 5.50%, 2/1/36	232,173
209,652	Pool #258721, 5.50%, 4/1/36	210,311
152,325	Pool #258736, 5.00%, 3/1/36	149,331
149,188	Pool #258737, 5.50%, 12/1/35	149,960
91,496	Pool #258763, 6.00%, 5/1/36	93,237
251,825	Pool #258765, 6.00%, 5/1/36	256,617
183,596	Pool #258766, 5.50%, 5/1/36	184,172
523,083	Pool #258767, 6.00%, 6/1/36	533,037
159,824	Pool #258773, 5.50%, 6/1/36	160,326
228,479	Pool #258779, 6.00%, 5/1/36	232,826
55,522	Pool #259004, 8.00%, 2/1/30	60,426
38,478	Pool #259011, 8.00%, 3/1/30	41,876
66,615	Pool #259030, 8.00%, 4/1/30	72,498
30,712	Pool #259178, 6.50%, 3/1/31	31,915
347,057	Pool #259181, 6.50%, 3/1/31	360,657
185,282	Pool #259187, 6.50%, 4/1/31	192,543
94,208	Pool #259190, 6.50%, 4/1/31	97,899
172,443	Pool #259191, 6.50%, 4/1/31	179,200
157,078	Pool #259201, 6.50%, 4/1/31	163,233
46,091	Pool #259213, 6.50%, 5/1/31	47,912
150,910	Pool #259256, 6.50%, 8/1/31	156,824
165,066	Pool #259266, 6.50%, 8/1/31	171,534
40,840	Pool #259284, 6.50%, 8/1/31	42,441
46,960	Pool #259306, 6.50%, 9/1/31	48,800
90,143	Pool #259309, 6.50%, 10/1/31	93,676
487,302	Pool #259316, 6.50%, 11/1/31	506,397
182,079	Pool #259327, 6.00%, 11/1/31	186,426
104,051	Pool #259331, 6.00%, 11/1/31	106,535
69,521	Pool #259333, 6.50%, 10/1/31	72,245
126,829	Pool #259369, 6.00%, 1/1/32	129,857
82,698	Pool #259372, 6.00%, 1/1/32	84,672
120,314	Pool #259373, 6.50%, 1/1/32	124,916
80,761	Pool #259376, 6.00%, 1/1/32	82,638
84,975	Pool #259377, 6.50%, 12/1/31	88,305
41,743	Pool #259378, 6.00%, 12/1/31	42,739
136,467	Pool #259381, 6.00%, 1/1/32	139,724
306,936	Pool #259390, 6.00%, 1/1/32	314,072
91,612	Pool #259391, 6.00%, 1/1/32	93,799
100,936	Pool #259392, 6.50%, 1/1/32	104,796
116,584	Pool #259393, 6.00%, 1/1/32	119,294
204,730	Pool #259397, 6.00%, 2/1/32	209,489
129,147	Pool #259398, 6.50%, 2/1/32	134,087
77,787	Pool #259412, 6.50%, 3/1/32	81,151
90,954	Pool #259440, 6.50%, 4/1/32	94,888
167,505	Pool #259471, 6.50%, 4/1/32	173,912
112,758	Pool #259522, 6.50%, 7/1/32	117,071
252,479	Pool #259559, 6.00%, 9/1/32	258,349
101,610	Pool #259560, 6.00%, 9/1/32	103,972
230,350	Pool #259590, 5.50%, 11/1/32	231,684
87,436	Pool #259592, 5.50%, 10/1/32	87,943
115,247	Pool #259593, 6.00%, 10/1/32	117,926
176,435	Pool #259598, 6.00%, 10/1/32	180,537
55,389	Pool #259599, 6.00%, 10/1/32	56,677
126,944	Pool #259601, 5.50%, 11/1/32	127,680
105,565	Pool #259607, 5.50%, 11/1/32	106,177
163,985	Pool #259610, 5.50%, 11/1/32	164,935
358,628	Pool #259611, 5.50%, 11/1/32	360,707
86,734	Pool #259612, 5.50%, 11/1/32	87,236
233,958	Pool #259614, 6.00%, 11/1/32	239,397
118,309	Pool #259623, 5.50%, 12/1/32	118,994
112,792	Pool #259625, 6.00%, 11/1/32	115,414
104,455	Pool #259634, 5.50%, 12/1/32	105,060
151,122	Pool #259636, 5.50%, 12/1/32	151,998
282,921	Pool #259650, 5.50%, 2/1/33	284,384
77,780	Pool #259655, 5.50%, 2/1/33	78,182
137,874	Pool #259656, 5.50%, 2/1/33	138,587
127,348	Pool #259658, 5.50%, 2/1/33	128,007
683,362	Pool #259659, 5.50%, 2/1/33	686,896
161,727	Pool #259660, 5.50%, 2/1/33	162,564
209,297	Pool #259665, 5.50%, 1/1/33	210,379
879,245	Pool #259666, 5.50%, 1/1/33	883,791
239,096	Pool #259667, 5.50%, 2/1/33	240,332
43,124	Pool #259671, 5.50%, 2/1/33	43,347
185,832	Pool #259686, 5.50%, 3/1/33	186,793
182,721	Pool #259688, 5.50%, 3/1/33	183,666
73,896	Pool #259689, 5.50%, 3/1/33	74,279
113,274	Pool #259692, 5.50%, 2/1/33	113,860
53,730	Pool #259722, 5.00%, 5/1/33	52,791
158,853	Pool #259723, 5.00%, 5/1/33	156,079
64,518	Pool #259724, 5.00%, 5/1/33	63,682
532,502	Pool #259725, 5.00%, 5/1/33	523,203
81,137	Pool #259726, 5.00%, 5/1/33	79,720
331,975	Pool #259728, 5.00%, 6/1/33	326,178
138,746	Pool #259729, 5.00%, 6/1/33	136,323
181,645	Pool #259731, 5.00%, 6/1/33	178,473
50,882	Pool #259732, 5.50%, 5/1/33	51,145
146,171	Pool #259733, 5.50%, 6/1/33	146,927
88,797	Pool #259734, 5.50%, 5/1/33	89,257
184,273	Pool #259735, 5.50%, 6/1/33	185,226

9

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2008

Principal Amount		Value
$117,139	Pool #259740, 5.00%, 5/1/33	$115,679
412,390	Pool #259743, 5.00%, 6/1/33	405,189
398,540	Pool #259748, 5.00%, 6/1/33	391,581
236,780	Pool #259753, 5.00%, 7/1/33	232,645
83,781	Pool #259757, 5.00%, 6/1/33	82,318
790,803	Pool #259761, 5.00%, 6/1/33	776,994
324,400	Pool #259764, 5.00%, 7/1/33	318,735
280,421	Pool #259765, 5.00%, 7/1/33	275,524
211,234	Pool #259776, 5.00%, 6/1/33	207,546
159,995	Pool #259777, 5.00%, 7/1/33	157,201
178,329	Pool #259779, 5.00%, 7/1/33	175,215
117,822	Pool #259780, 5.00%, 7/1/33	115,764
107,343	Pool #259781, 5.00%, 7/1/33	105,469
116,137	Pool #259782, 5.00%, 7/1/33	114,109
233,130	Pool #259783, 5.00%, 7/1/33	229,059
65,900	Pool #259789, 5.00%, 7/1/33	64,749
121,165	Pool #259807, 5.00%, 8/1/33	119,049
237,294	Pool #259808, 5.00%, 8/1/33	233,150
157,515	Pool #259809, 5.00%, 8/1/33	154,764
292,327	Pool #259815, 5.00%, 8/1/33	287,223
699,235	Pool #259816, 5.00%, 8/1/33	687,025
88,624	Pool #259818, 5.00%, 8/1/33	87,076
36,633	Pool #259819, 5.00%, 8/1/33	35,994
95,086	Pool #259820, 5.00%, 8/1/33	93,425
264,469	Pool #259821, 5.00%, 7/1/33	261,173
478,600	Pool #259830, 5.00%, 8/1/33	472,636
797,944	Pool #259848, 5.00%, 9/1/33	784,010
141,238	Pool #259862, 5.50%, 9/1/33	141,968
274,684	Pool #259863, 5.50%, 10/1/33	276,105
190,243	Pool #259867, 5.50%, 10/1/33	191,226
352,490	Pool #259869, 5.50%, 10/1/33	354,313
120,948	Pool #259871, 5.50%, 9/1/33	121,574
325,170	Pool #259872, 5.50%, 11/1/33	326,851
209,522	Pool #259873, 5.50%, 10/1/33	210,605
156,394	Pool #259875, 5.50%, 10/1/33	157,203
276,730	Pool #259876, 5.50%, 10/1/33	278,161
99,930	Pool #259877, 5.50%, 9/1/33	100,447
234,692	Pool #259879, 5.50%, 10/1/33	235,905
127,919	Pool #259883, 5.00%, 10/1/33	125,685
136,306	Pool #259884, 5.50%, 11/1/33	137,011
48,508	Pool #259886, 5.50%, 10/1/33	48,759
111,646	Pool #259889, 5.50%, 11/1/33	112,223
286,682	Pool #259903, 5.50%, 11/1/33	288,165
42,414	Pool #259904, 5.50%, 11/1/33	42,633
180,654	Pool #259905, 5.50%, 11/1/33	181,589
332,190	Pool #259906, 5.50%, 11/1/33	333,907
47,495	Pool #259907, 5.50%, 11/1/33	47,741
243,592	Pool #259908, 5.50%, 11/1/33	244,851
153,129	Pool #259926, 5.50%, 12/1/33	153,921
65,595	Pool #259928, 5.50%, 12/1/33	65,934
325,093	Pool #259930, 5.00%, 11/1/33	319,416
176,696	Pool #259936, 5.50%, 11/1/33	177,610
234,892	Pool #259938, 5.50%, 12/1/33	236,106
26,980	Pool #259939, 5.50%, 11/1/33	27,120
143,688	Pool #259944, 5.50%, 1/1/34	144,297
111,978	Pool #259946, 5.50%, 12/1/33	112,557
380,708	Pool #259961, 5.50%, 3/1/34	382,320
262,241	Pool #259962, 5.50%, 3/1/34	263,351
435,651	Pool #259976, 5.00%, 3/1/34	427,635
149,403	Pool #259977, 5.00%, 3/1/34	146,654
49,926	Pool #259998, 5.00%, 3/1/34	49,008
771,624	Pool #380307, 6.53%, 6/1/16	799,551
266,649	Pool #381858, 6.85%, 8/1/09	267,808
666,274	Pool #381985, 7.97%, 9/1/17	736,466
580,410	Pool #382373, 7.58%, 5/1/18	636,138
626,048	Pool #383765, 6.70%, 6/1/19	659,889
1,139,495	Pool #383783, 6.38%, 5/1/11	1,172,835
1,009,189	Pool #385869, 5.41%, 2/1/21	976,947
2,423,760	Pool #386129, 5.43%, 5/1/21	2,346,479
2,468,171	Pool #386602, 4.66%, 10/1/13	2,407,280
4,795,991	Pool #386608, 5.37%, 11/1/21	4,621,035
2,778,420	Pool #386641, 5.80%, 12/1/33	2,825,272
731,294	Pool #386674, 5.51%, 11/1/21	712,443
467,946	Pool #386862, 4.78%, 5/1/14	456,793
3,736,195	Pool #387374, 5.60%, 5/1/23	3,683,764
2,347,620	Pool #387446, 5.22%, 6/1/20	2,263,002
955,655	Pool #387472, 4.89%, 6/1/15	930,170
9,621,710	Pool #387590, 4.90%, 9/1/15	9,352,161
371,574	Pool #557295, 7.00%, 12/1/29	392,830
31,867	Pool #572424, 6.50%, 3/1/31	33,116
57,167	Pool #575886, 7.50%, 1/1/31	62,040
107,921	Pool #576445, 6.00%, 1/1/31	110,497
68,529	Pool #576520, 5.50%, 3/1/16	70,168
58,787	Pool #577906, 6.50%, 4/1/31	61,090
247,319	Pool #579402, 6.50%, 4/1/31	257,088
389,914	Pool #583728, 6.50%, 6/1/31	405,193
243,896	Pool #585148, 6.50%, 7/1/31	253,453
5,909	Pool #586115, 7.00%, 10/1/30	6,241
311,740	Pool #590931, 6.50%, 7/1/31	324,054
173,551	Pool #590932, 6.50%, 7/1/31	180,352
279,024	Pool #590933, 6.50%, 7/1/31	290,045
63,065	Pool #591063, 6.50%, 7/1/31	65,536
322,710	Pool #601865, 6.50%, 4/1/31	335,859
199,820	Pool #601868, 6.00%, 7/1/29	205,090
341,495	Pool #607611, 6.50%, 11/1/31	354,876
137,060	Pool #613125, 6.50%, 10/1/31	142,431
96,929	Pool #624103, 6.00%, 2/1/32	99,243
1,066,621	Pool #634271, 6.50%, 5/1/32	1,107,417
369,860	Pool #640146, 5.00%, 12/1/17	373,388
162,055	Pool #644232, 6.50%, 6/1/32	168,405
159,968	Pool #644250, 6.00%, 8/1/32	163,687
230,323	Pool #644432, 6.50%, 7/1/32	240,284
55,202	Pool #644437, 6.50%, 6/1/32	57,313
336,476	Pool #644444, 6.50%, 6/1/32	349,346
238,041	Pool #647461, 6.00%, 6/1/32	243,575
463,099	Pool #656797, 6.00%, 10/1/32	476,180
491,621	Pool #656835, 5.50%, 11/1/32	496,928
125,906	Pool #657250, 6.00%, 10/1/32	128,834

10

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2008

Principal Amount		Value
$476,731	Pool #661800, 6.00%, 9/1/32	$487,814
5,797,565	Pool #663159, 5.00%, 7/1/32	5,710,821
110,283	Pool #666206, 5.50%, 9/1/32	110,922
306,101	Pool #670278, 5.50%, 11/1/32	307,875
156,073	Pool #670285, 5.50%, 12/1/32	156,977
262,816	Pool #676702, 5.50%, 11/1/32	264,339
290,711	Pool #677591, 5.50%, 12/1/32	292,395
1,091,044	Pool #679004, 5.00%, 9/1/32	1,072,674
878,188	Pool #679006, 6.00%, 8/1/32	898,605
216,098	Pool #681752, 5.50%, 12/1/32	218,431
320,593	Pool #681819, 5.50%, 1/1/33	322,251
1,437,182	Pool #681883, 6.00%, 3/1/33	1,469,695
656,624	Pool #683087, 5.00%, 1/1/18	662,888
619,748	Pool #684570, 5.00%, 12/1/32	609,313
139,541	Pool #684571, 6.00%, 12/1/32	142,786
442,098	Pool #684644, 4.50%, 6/1/18	437,807
484,200	Pool #686542, 5.50%, 3/1/33	488,103
221,018	Pool #686544, 5.50%, 2/1/33	222,299
743,634	Pool #686565, 5.50%, 4/1/33	747,479
360,273	Pool #688972, 5.50%, 4/1/33	362,136
601,787	Pool #689034, 5.00%, 5/1/33	591,279
486,728	Pool #689667, 5.50%, 4/1/33	489,549
513,301	Pool #695960, 5.00%, 1/1/33	504,658
894,108	Pool #695961, 5.50%, 1/1/33	899,290
342,190	Pool #695962, 6.00%, 11/1/32	350,145
112,981	Pool #695963, 6.50%, 11/1/32	117,302
946,927	Pool #696407, 5.50%, 4/1/33	951,823
3,187,085	Pool #702478, 5.50%, 6/1/33	3,203,564
883,541	Pool #702479, 5.00%, 6/1/33	868,113
580,561	Pool #703210, 5.50%, 9/1/32	585,241
1,175,988	Pool #703851, 5.50%, 4/1/33	1,182,068
230,492	Pool #705576, 5.50%, 5/1/33	231,683
1,422,630	Pool #720025, 5.00%, 8/1/33	1,397,788
1,553,401	Pool #723066, 5.00%, 4/1/33	1,526,275
1,085,161	Pool #723067, 5.50%, 5/1/33	1,090,772
850,026	Pool #723068, 4.50%, 5/1/33	812,226
872,803	Pool #723070, 4.50%, 5/1/33	833,444
879,886	Pool #723074, 4.50%, 5/1/33	840,208
872,006	Pool #723328, 5.00%, 9/1/33	856,779
208,951	Pool #723728, 5.00%, 7/1/33	205,302
240,852	Pool #723730, 5.50%, 7/1/33	242,098
806,019	Pool #727311, 4.50%, 9/1/33	769,672
4,220,717	Pool #727312, 5.00%, 9/1/33	4,147,014
598,957	Pool #727315, 6.00%, 10/1/33	613,286
779,353	Pool #728648, 5.00%, 7/1/33	765,743
445,800	Pool #728700, 5.00%, 7/1/33	438,015
1,842,358	Pool #737198, 5.00%, 8/1/33	1,810,187
1,926,476	Pool #737250, 5.00%, 8/1/33	1,892,836
1,538,538	Pool #738589, 5.00%, 9/1/33	1,511,672
457,910	Pool #738683, 5.00%, 9/1/33	449,914
1,667,534	Pool #739269, 5.00%, 9/1/33	1,638,416
698,097	Pool #743593, 5.50%, 10/1/33	701,707
726,967	Pool #743594, 5.00%, 10/1/33	714,273
648,343	Pool #743595, 5.50%, 10/1/33	651,695
323,516	Pool #748041, 4.50%, 10/1/33	309,509
1,240,574	Pool #749891, 5.00%, 9/1/33	1,218,911
877,366	Pool #749897, 4.50%, 9/1/33	837,802
696,157	Pool #750984, 5.00%, 12/1/18	701,928
601,801	Pool #751008, 5.00%, 12/1/18	606,790
819,722	Pool #753533, 5.00%, 11/1/33	805,408
675,001	Pool #755508, 5.00%, 11/1/18	680,597
1,471,791	Pool #755510, 4.00%, 12/1/18	1,435,889
191,786	Pool #755514, 6.00%, 11/1/33	196,124
321,217	Pool #755679, 6.00%, 1/1/34	328,484
531,259	Pool #755745, 5.00%, 1/1/34	521,982
559,009	Pool #755746, 5.50%, 12/1/33	561,899
594,714	Pool #755780, 5.50%, 2/1/34	597,231
4,816,037	Pool #759044, 4.50%, 10/1/18	4,769,775
655,868	Pool #763551, 5.50%, 3/1/34	659,169
1,374,830	Pool #763820, 5.50%, 1/1/34	1,380,649
707,654	Pool #763824, 5.00%, 3/1/34	694,633
707,805	Pool #765216, 5.00%, 1/1/19	711,461
856,810	Pool #765217, 4.50%, 1/1/19	845,817
473,074	Pool #765296, 5.00%, 2/1/34	464,370
599,340	Pool #765306, 5.00%, 2/1/19	603,035
132,418	Pool #770099, 5.50%, 2/1/34	132,979
567,872	Pool #773023, 5.50%, 3/1/34	570,276
753,820	Pool #773024, 5.50%, 3/1/34	757,011
512,307	Pool #773084, 4.50%, 3/1/19	505,734
1,304,100	Pool #773086, 4.50%, 3/1/19	1,287,367
671,557	Pool #773091, 4.00%, 3/1/19	645,942
472,098	Pool #773096, 4.50%, 3/1/19	466,041
850,620	Pool #773175, 5.00%, 5/1/34	834,969
346,088	Pool #773188, 6.00%, 7/1/34	353,377
769,494	Pool #773476, 5.50%, 7/1/19	783,809
962,866	Pool #773547, 5.00%, 5/1/34	945,150
865,415	Pool #773553, 5.00%, 4/1/34	849,492
1,147,618	Pool #773568, 5.50%, 5/1/34	1,152,476
491,690	Pool #773575, 6.00%, 7/1/34	502,045
790,654	Pool #776849, 5.00%, 11/1/34	776,107
978,832	Pool #776850, 5.50%, 11/1/34	982,975
400,993	Pool #776851, 6.00%, 10/1/34	409,438
986,065	Pool #777444, 5.50%, 5/1/34	990,239
3,109,986	Pool #777621, 5.00%, 2/1/34	3,055,679
1,229,256	Pool #777622, 5.00%, 1/1/34	1,207,791
882,624	Pool #777627, 5.00%, 2/1/34	867,212
441,986	Pool #779124, 5.00%, 5/1/34	433,854
481,865	Pool #781437, 6.00%, 8/1/34	492,013
767,629	Pool #781741, 6.00%, 9/1/34	783,795
783,223	Pool #781907, 5.00%, 2/1/21	783,108
1,191,983	Pool #781954, 5.00%, 6/1/34	1,170,051
968,508	Pool #781959, 5.50%, 6/1/34	972,608
690,949	Pool #781960, 5.50%, 6/1/34	693,874
1,182,020	Pool #783892, 5.50%, 12/1/34	1,187,023
1,013,587	Pool #783893, 5.50%, 12/1/34	1,017,877
997,240	Pool #783929, 5.50%, 10/1/34	1,001,461
406,595	Pool #788329, 6.50%, 8/1/34	420,622
187,744	Pool #790282, 6.00%, 7/1/34	191,698

11

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2008

Principal Amount		Value
$641,462	Pool #797623, 5.00%, 7/1/35	$629,259
314,758	Pool #797626, 5.50%, 7/1/35	315,893
210,368	Pool #797627, 5.00%, 7/1/35	206,365
268,285	Pool #797674, 5.50%, 9/1/35	269,253
1,480,791	Pool #798725, 5.50%, 11/1/34	1,487,059
479,962	Pool #799547, 5.50%, 9/1/34	481,994
356,694	Pool #799548, 6.00%, 9/1/34	364,763
3,993,145	Pool #806754, 4.50%, 9/1/34	3,808,084
1,280,046	Pool #806757, 6.00%, 9/1/34	1,307,005
4,237,786	Pool #806759, 4.50%, 9/1/34	4,044,354
6,398,358	Pool #806761, 5.50%, 9/1/34	6,425,442
869,384	Pool #808185, 5.50%, 3/1/35	872,520
1,167,921	Pool #808205, 5.00%, 1/1/35	1,145,702
99,414	Pool #813941, 4.50%, 11/1/20	97,828
120,590	Pool #813942, 5.00%, 11/1/20	120,836
2,582,740	Pool #814624, 5.50%, 4/1/35	2,592,058
2,352,788	Pool #815009, 5.00%, 4/1/35	2,308,027
1,294,684	Pool #817641, 5.00%, 11/1/35	1,270,053
1,354,075	Pool #820334, 5.00%, 9/1/35	1,328,315
1,231,922	Pool #820335, 5.00%, 9/1/35	1,208,485
761,449	Pool #820336, 5.00%, 9/1/35	747,915
1,441,444	Pool #822008, 5.00%, 5/1/35	1,414,021
865,498	Pool #822891, 6.00%, 1/1/36	881,968
2,378,880	Pool #829005, 5.00%, 8/1/35	2,333,623
228,169	Pool #829006, 5.50%, 9/1/35	228,992
497,028	Pool #829007, 4.50%, 8/1/35	473,372
191,556	Pool #829117, 5.50%, 9/1/35	192,247
91,471	Pool #829118, 5.50%, 9/1/35	91,801
1,332,091	Pool #829274, 5.00%, 8/1/35	1,306,748
1,487,396	Pool #829275, 5.00%, 8/1/35	1,459,098
1,501,161	Pool #829276, 5.00%, 8/1/35	1,472,602
1,288,061	Pool #829277, 5.00%, 8/1/35	1,263,556
218,529	Pool #829356, 5.00%, 9/1/35	214,371
3,660,370	Pool #829649, 5.50%, 3/1/35	3,675,865
1,748,166	Pool #835287, 5.00%, 8/1/35	1,714,908
582,406	Pool #843586, 5.50%, 11/1/35	584,507
282,241	Pool #843587, 6.00%, 12/1/35	287,700
5,386,618	Pool #844361, 5.50%, 11/1/35	5,406,052
1,120,984	Pool #845245, 5.50%, 11/1/35	1,125,028
665,585	Pool #845246, 5.00%, 11/1/35	652,922
1,840,526	Pool #849276, 5.50%, 12/1/35	1,847,167
2,727,518	Pool #866969, 6.00%, 2/1/36	2,779,421
838,524	Pool #867410, 5.50%, 4/1/36	841,156
499,619	Pool #867569, 6.00%, 2/1/36	509,126
700,460	Pool #867574, 5.50%, 2/1/36	702,659
922,193	Pool #868849, 6.00%, 4/1/36	939,742
992,463	Pool #870599, 6.00%, 6/1/36	1,011,349
825,453	Pool #870684, 6.00%, 7/1/36	841,160
1,113,843	Pool #871072, 5.50%, 2/1/37	1,117,277
780,401	Pool #873819, 6.39%, 8/1/24	813,179
5,243,215	Pool #874136, 5.57%, 12/1/16	5,256,050
3,426,505	Pool #874147, 5.35%, 12/1/16	3,394,464
3,326,076	Pool #874900, 5.45%, 10/1/17	3,301,443
1,062,421	Pool #881425, 6.00%, 7/1/36	1,082,638
878,303	Pool #882044, 6.00%, 5/1/36	895,291
553,212	Pool #883589, 6.00%, 4/1/36	563,739
753,928	Pool #884693, 5.50%, 4/1/36	756,295
4,333,496	Pool #885724, 5.50%, 6/1/36	4,347,100
1,094,471	Pool #899800, 6.00%, 8/1/37	1,115,935
913,202	Pool #901412, 6.00%, 8/1/36	930,580
1,574,012	Pool #902759, 6.00%, 9/1/36	1,603,965
1,226,299	Pool #905438, 6.00%, 11/1/36	1,249,635
1,083,098	Pool #907646, 6.00%, 1/1/37	1,103,708
1,082,106	Pool #908671, 6.00%, 1/1/37	1,102,698
1,678,401	Pool #908672, 5.50%, 1/1/37	1,683,670
1,676,343	Pool #911730, 5.50%, 12/1/21	1,700,718
1,217,783	Pool #913995, 6.01%, 2/1/37	1,243,776
1,293,820	Pool #914428, 5.50%, 2/1/37	1,297,808
927,118	Pool #915944, 5.50%, 3/1/37	929,976
1,060,423	Pool #919368, 5.50%, 4/1/37	1,063,692
1,055,782	Pool #920972, 5.95%, 1/1/37	1,078,309
1,616,440	Pool #922582, 6.00%, 12/1/36	1,647,200
1,010,972	Pool #939465, 5.50%, 6/1/37	1,014,089
2,588,463	Pool #941204, 5.50%, 6/1/37	2,596,443
1,160,881	Pool #941205, 5.00%, 5/1/37	1,138,070
1,359,967	Pool #941206, 5.50%, 5/1/37	1,364,160
808,037	Pool #941487, 6.00%, 8/1/37	823,368
949,070	Pool #943394, 5.50%, 6/1/37	951,996
1,750,773	Pool #944502, 6.00%, 6/1/37	1,784,089
916,731	Pool #945853, 6.00%, 7/1/37	934,124
1,236,771	Pool #948600, 6.00%, 8/1/37	1,260,237
1,091,776	Pool #948672, 5.50%, 8/1/37	1,095,906
2,683,119	Pool #952598, 6.00%, 7/1/37	2,734,177
1,319,582	Pool #952623, 6.00%, 8/1/37	1,344,619
2,955,006	Pool #952632, 6.00%, 7/1/37	3,011,071
992,694	Pool #952649, 6.00%, 7/1/37	1,011,584
1,872,112	Pool #952659, 6.00%, 8/1/37	1,907,737
1,105,940	Pool #952665, 6.00%, 8/1/37	1,126,923
943,214	Pool #952678, 6.50%, 8/1/37	972,900
654,202	Pool #952693, 6.50%, 8/1/37	674,791
1,417,122	Pool #956050, 6.00%, 12/1/37	1,446,701
2,690,502	Pool #957324, 5.43%, 5/1/18	2,689,739
1,009,732	Pool #960919, 5.00%, 2/1/38	989,576
721,584	Pool #966194, 6.00%, 11/1/37	735,275
871,894	Pool #972648, 5.50%, 2/1/38	874,495
1,155,881	Pool #975137, 5.00%, 5/1/38	1,134,148
1,109,472	Pool #975769, 5.50%, 3/1/38	1,113,553
1,316,403	Pool #982656, 5.50%, 6/1/38	1,320,329
1,129,973	Pool #982898, 5.00%, 5/1/38	1,107,416
1,150,510	Pool #983033, 5.00%, 5/1/38	1,127,543
1,412,337	Pool #984842, 5.50%, 6/1/38	1,416,550
1,031,841	Pool #986230, 5.00%, 7/1/38	1,011,565
2,406,272	Pool #986957, 5.50%, 7/1/38	2,419,964
1,639,739	Pool #986958, 5.50%, 7/1/38	1,644,630

12

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2008

Principal Amount		Value
$1,006,437	Pool #986985, 5.00%, 7/1/23	$1,005,848
2,206,408	Pool #990510, 5.50%, 8/1/38	2,212,990
1,768,625	Pool #990511, 6.00%, 8/1/38	1,802,004
1,533,754	Pool #990617, 5.50%, 9/1/38	1,538,329

		394,468,155

Freddie Mac — 30.41%
438,143	Pool #A10124, 5.00%, 6/1/33	430,356
569,206	Pool #A10548, 5.00%, 6/1/33	559,089
1,959,376	Pool #A12237, 5.00%, 8/1/33	1,924,548
595,982	Pool #A12969, 4.50%, 8/1/33	569,186
943,681	Pool #A12985, 5.00%, 8/1/33	926,907
677,021	Pool #A12986, 5.00%, 8/1/33	664,987
969,802	Pool #A12987, 5.00%, 8/1/33	952,565
1,012,612	Pool #A14028, 4.50%, 9/1/33	967,082
1,654,618	Pool #A14325, 5.00%, 9/1/33	1,625,208
398,064	Pool #A15268, 6.00%, 10/1/33	406,821
1,533,161	Pool #A15579, 5.50%, 11/1/33	1,537,255
716,866	Pool #A17393, 5.50%, 12/1/33	718,780
814,000	Pool #A17397, 5.50%, 1/1/34	815,410
1,405,976	Pool #A18617, 5.50%, 1/1/34	1,408,412
577,319	Pool #A19019, 5.50%, 2/1/34	578,319
633,136	Pool #A19362, 5.50%, 2/1/34	634,233
505,918	Pool #A20069, 5.00%, 3/1/34	496,451
1,128,956	Pool #A20070, 5.50%, 3/1/34	1,130,912
1,474,379	Pool #A20540, 5.50%, 4/1/34	1,476,934
574,648	Pool #A20541, 5.50%, 4/1/34	575,644
865,981	Pool #A21679, 5.50%, 4/1/34	867,482
1,425,508	Pool #A21681, 5.00%, 4/1/34	1,398,834
786,365	Pool #A23192, 5.00%, 5/1/34	771,650
2,229,513	Pool #A25310, 5.00%, 6/1/34	2,187,794
865,846	Pool #A25311, 5.00%, 6/1/34	849,644
687,672	Pool #A25600, 5.50%, 8/1/34	688,864
176,495	Pool #A26269, 5.50%, 8/1/34	176,801
90,944	Pool #A26270, 6.00%, 8/1/34	92,866
578,747	Pool #A26386, 6.00%, 9/1/34	590,574
819,679	Pool #A26395, 6.00%, 9/1/34	836,430
961,708	Pool #A26396, 5.50%, 9/1/34	963,374
1,896,753	Pool #A28241, 5.50%, 10/1/34	1,900,040
1,153,189	Pool #A30055, 5.00%, 11/1/34	1,131,611
1,735,423	Pool #A30056, 5.50%, 12/1/34	1,738,430
884,073	Pool #A30591, 6.00%, 12/1/34	902,140
778,736	Pool #A31135, 5.50%, 12/1/34	780,086
1,730,389	Pool #A31938, 5.50%, 3/1/35	1,732,306
574,094	Pool #A32976, 5.50%, 8/1/35	574,730
1,002,044	Pool #A33167, 5.00%, 1/1/35	983,294
2,340,642	Pool #A34999, 5.50%, 4/1/35	2,343,236
748,188	Pool #A35628, 5.50%, 6/1/35	749,017
2,476,690	Pool #A37185, 5.00%, 9/1/35	2,428,798
2,239,191	Pool #A38830, 5.00%, 5/1/35	2,195,892
893,075	Pool #A39561, 5.50%, 11/1/35	894,064
2,264,785	Pool #A40538, 5.00%, 12/1/35	2,220,990
493,266	Pool #A41442, 5.50%, 12/1/35	494,103
1,001,360	Pool #A42095, 5.50%, 1/1/36	1,002,469
1,732,655	Pool #A42097, 5.00%, 1/1/36	1,699,397
624,204	Pool #A42098, 5.50%, 1/1/36	624,896
867,216	Pool #A42099, 6.00%, 1/1/36	883,447
882,849	Pool #A42802, 5.00%, 2/1/36	865,777
2,073,215	Pool #A42803, 5.50%, 2/1/36	2,075,512
1,138,680	Pool #A42804, 6.00%, 2/1/36	1,159,992
1,272,434	Pool #A42805, 6.00%, 2/1/36	1,296,250
759,597	Pool #A44637, 5.50%, 4/1/36	760,842
818,300	Pool #A44638, 6.00%, 4/1/36	833,233
1,278,357	Pool #A45396, 5.00%, 6/1/35	1,254,436
1,008,899	Pool #A46321, 5.50%, 7/1/35	1,010,017
1,822,277	Pool #A46735, 5.00%, 8/1/35	1,787,040
1,382,844	Pool #A46746, 5.50%, 8/1/35	1,384,376
788,419	Pool #A46747, 5.50%, 8/1/35	789,292
1,059,312	Pool #A46748, 5.50%, 8/1/35	1,060,486
560,661	Pool #A46996, 5.50%, 9/1/35	561,282
1,239,571	Pool #A46997, 5.50%, 9/1/35	1,241,719
1,483,551	Pool #A47552, 5.00%, 11/1/35	1,454,864
1,071,256	Pool #A47553, 5.00%, 11/1/35	1,050,541
835,150	Pool #A47554, 5.50%, 11/1/35	836,075
844,883	Pool #A48788, 5.50%, 5/1/36	845,423
1,114,118	Pool #A48789, 6.00%, 5/1/36	1,134,449
1,359,926	Pool #A49013, 6.00%, 5/1/36	1,384,742
1,167,451	Pool #A49526, 6.00%, 5/1/36	1,188,755
758,899	Pool #A49843, 6.00%, 6/1/36	772,748
1,187,127	Pool #A49844, 6.00%, 6/1/36	1,210,831
685,123	Pool #A49845, 6.50%, 6/1/36	706,815
1,113,477	Pool #A50128, 6.00%, 6/1/36	1,133,796
1,796,843	Pool #A59530, 5.50%, 4/1/37	1,797,711
1,138,820	Pool #A59964, 5.50%, 4/1/37	1,139,370
2,491,224	Pool #A60751, 5.50%, 5/1/37	2,492,427
1,306,119	Pool #A61754, 5.50%, 5/1/37	1,306,750
1,132,193	Pool #A61779, 5.50%, 5/1/37	1,132,739
1,141,033	Pool #A61915, 5.50%, 6/1/37	1,142,154
4,364,849	Pool #A61916, 6.00%, 6/1/37	4,444,499
4,847,338	Pool #A63456, 5.50%, 6/1/37	4,849,679
1,270,645	Pool #A64002, 5.50%, 7/1/37	1,271,259
1,578,446	Pool #A64012, 5.50%, 7/1/37	1,579,366
1,031,622	Pool #A64015, 6.00%, 7/1/37	1,050,447
949,818	Pool #A64016, 6.50%, 7/1/37	979,742
1,547,588	Pool #A64447, 6.00%, 8/1/37	1,575,828
1,773,804	Pool #A64450, 6.00%, 8/1/37	1,806,172
292,833	Pool #A65713, 6.00%, 9/1/37	298,177
897,432	Pool #A65837, 6.00%, 9/1/37	915,872
1,375,600	Pool #A66043, 5.50%, 7/1/37	1,376,479
2,686,486	Pool #A66061, 5.50%, 8/1/37	2,687,784
2,166,149	Pool #A66116, 6.00%, 9/1/37	2,205,677
1,241,403	Pool #A66122, 6.00%, 8/1/37	1,264,056
1,628,174	Pool #A66133, 6.00%, 6/1/37	1,657,885
2,412,285	Pool #A66156, 6.50%, 9/1/37	2,488,286
2,308,616	Pool #A67630, 6.00%, 11/1/37	2,350,744
1,275,310	Pool #A68766, 6.00%, 10/1/37	1,298,582

13

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2008

Principal Amount		Value
$1,197,159	Pool #A70292, 5.50%, 7/1/37	$1,197,925
1,643,276	Pool #A73038, 5.50%, 1/1/38	1,644,069
1,321,756	Pool #A73816, 6.00%, 3/1/38	1,345,875
1,179,434	Pool #A75113, 5.00%, 3/1/38	1,155,521
1,054,282	Pool #A76187, 5.00%, 4/1/38	1,032,907
2,630,154	Pool #A77394, 5.00%, 5/1/38	2,576,829
2,019,077	Pool #A77400, 5.50%, 5/1/38	2,020,052
1,137,869	Pool #A78354, 5.50%, 11/1/37	1,141,546
1,592,016	Pool #A79561, 5.50%, 7/1/38	1,596,446
21,721	Pool #B31069, 6.50%, 3/1/31	22,575
64,366	Pool #B31081, 7.00%, 3/1/31	67,990
93,790	Pool #B31082, 6.00%, 3/1/31	95,971
118,400	Pool #B31128, 6.00%, 9/1/31	121,153
93,791	Pool #B31139, 6.50%, 10/1/31	97,479
262,655	Pool #B31140, 6.50%, 10/1/31	272,982
90,108	Pool #B31141, 6.50%, 10/1/31	94,101
62,315	Pool #B31146, 6.50%, 10/1/31	64,765
80,608	Pool #B31150, 6.50%, 11/1/31	83,778
325,878	Pool #B31188, 6.00%, 1/1/32	333,250
29,902	Pool #B31206, 6.00%, 3/1/32	30,597
137,461	Pool #B31277, 6.50%, 8/1/32	142,737
117,911	Pool #B31292, 6.00%, 9/1/32	120,653
235,608	Pool #B31493, 5.00%, 2/1/34	231,199
528,072	Pool #B31516, 5.00%, 4/1/34	518,191
479,996	Pool #B31517, 5.00%, 4/1/34	471,447
429,420	Pool #B31532, 5.00%, 5/1/34	421,384
495,332	Pool #B31545, 5.00%, 5/1/34	486,064
245,183	Pool #B31546, 5.50%, 5/1/34	245,608
458,292	Pool #B31547, 5.50%, 5/1/34	459,086
674,458	Pool #B31550, 5.00%, 6/1/34	661,838
369,358	Pool #B31551, 5.50%, 6/1/34	370,575
490,385	Pool #B31587, 5.00%, 11/1/34	481,209
453,774	Pool #B31588, 5.50%, 11/1/34	454,560
585,234	Pool #B31642, 5.50%, 5/1/35	585,882
165,604	Pool #B50443, 5.00%, 11/1/18	166,687
317,265	Pool #B50450, 4.50%, 1/1/19	312,798
124,455	Pool #B50451, 5.00%, 1/1/19	124,881
189,967	Pool #B50458, 4.50%, 3/1/19	187,292
63,899	Pool #B50470, 4.50%, 4/1/19	63,000
240,562	Pool #B50496, 5.50%, 9/1/19	244,781
523,177	Pool #B50499, 5.00%, 11/1/19	524,965
114,756	Pool #B50500, 5.50%, 10/1/19	116,711
296,130	Pool #B50501, 4.50%, 11/1/19	291,960
259,569	Pool #B50504, 5.50%, 11/1/19	264,200
608,932	Pool #B50506, 5.00%, 11/1/19	611,379
318,194	Pool #C35457, 7.50%, 1/1/30	346,868
59,306	Pool #C37233, 7.50%, 2/1/30	64,650
93,072	Pool #C48137, 7.00%, 1/1/31	98,311
218,359	Pool #C48138, 7.00%, 2/1/31	230,651
45,237	Pool #C49785, 6.50%, 3/1/31	47,030
104,471	Pool #C50288, 6.50%, 4/1/31	108,611
56,952	Pool #C50753, 6.00%, 3/1/31	58,276
460,750	Pool #C51686, 6.50%, 5/1/31	478,866
201,517	Pool #C53210, 6.50%, 6/1/31	209,440
169,756	Pool #C53914, 6.50%, 6/1/31	176,431
97,496	Pool #C58555, 6.00%, 9/1/31	99,763
161,821	Pool #C60020, 6.50%, 11/1/31	168,184
362,223	Pool #C60804, 6.00%, 11/1/31	372,093
31,747	Pool #C62574, 6.50%, 12/1/31	32,996
86,079	Pool #C65200, 6.50%, 3/1/32	89,383
140,323	Pool #C65616, 6.50%, 3/1/32	145,841
64,472	Pool #C68324, 6.50%, 6/1/32	66,946
506,131	Pool #C71380, 6.00%, 9/1/32	517,581
809,842	Pool #C73273, 6.00%, 11/1/32	828,164
628,762	Pool #C73525, 6.00%, 11/1/32	643,301
997,758	Pool #C74672, 5.50%, 11/1/32	1,001,046
1,046,522	Pool #C77844, 5.50%, 3/1/33	1,049,317
172,889	Pool #C77845, 5.50%, 3/1/33	173,351
1,022,192	Pool #C78252, 5.50%, 3/1/33	1,024,922
956,971	Pool #C78380, 5.50%, 3/1/33	959,527
438,952	Pool #C79177, 5.50%, 5/1/33	440,124
235,335	Pool #C79178, 5.50%, 4/1/33	235,964
877,351	Pool #C79179, 5.50%, 5/1/33	879,694
2,038,307	Pool #C79180, 5.50%, 5/1/33	2,043,750
931,511	Pool #J00980, 5.00%, 1/1/21	931,784
899,348	Pool #J05466, 5.50%, 6/1/22	910,548
1,901,763	Pool #J07919, 4.50%, 5/1/23	1,861,910
1,345,167	Pool #N31468, 6.00%, 11/1/37	1,365,312

		165,228,869

Ginnie Mae — 1.92%
1,062,357	Pool #409117, 5.50%, 6/20/38	1,067,061
1,393,702	Pool #514702, 8.25%, 12/15/32	1,409,405
302,493	Pool #552186, 6.00%, 12/15/31	309,690
498,040	Pool #588448, 6.25%, 9/15/32	501,085
2,191,338	Pool #616936, 5.50%, 1/15/36	2,207,864
655,891	Pool #617904, 5.75%, 9/15/23	655,043
595,264	Pool #624106, 5.13%, 3/15/34	572,364
467,241	Pool #664269, 5.85%, 6/15/38	460,772
2,359,424	Pool #675509, 5.50%, 6/15/38	2,377,218
887,044	Pool #685140, 5.90%, 4/15/38	885,149

		10,445,651

Total U.S. Government Agency Backed Mortgages (Cost $571,535,148)		570,142,675

U.S. Government Agency Obligations — 12.52%
Community Reinvestment Revenue Notes — 1.71%
2,321,829	3.39%, 8/1/35(a)	2,280,186
7,250,000	3.98%, 8/1/35(a)	7,020,953

		9,301,139

Small Business Administration — 6.46%
26,889,701	1.25%, 10/19/29(c)(d)	708,794
291,368	2.30%, 4/25/28(b)	290,049
719,063	2.30%, 3/25/29(b)	715,724

14

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2008

Principal Amount		Value
$2,169,039	2.30%, 9/25/30(b)	$2,159,286
307,231	2.35%, 3/25/28(b)	306,407
583,192	2.35%, 11/25/29(b)	581,524
473,207	2.38%, 6/25/18(b)	471,539
127,647	2.40%, 10/25/10(b)	127,175
1,053,719	2.40%, 3/25/14(b)	1,050,300
1,049,553	2.41%, 11/15/26(c)	1,015,669
1,383,750	2.55%, 4/15/33(c)	1,276,233
342,290	2.55%, 9/14/29(c)	348,360
1,209,766	2.63%, 4/15/32(c)	1,120,074
467,055	2.66%, 7/15/32(c)	433,686
220,732	2.66%, 4/15/26(c)	215,083
1,248,904	2.66%, 12/15/24(c)	1,220,840
1,280,797	2.66%, 11/15/30(c)	1,227,268
636,063	2.75%, 11/29/32(c)	608,504
261,395	2.80%, 2/21/33(c)	266,030
182,247	2.80%, 9/15/32(c)	185,478
485,050	2.80%, 3/15/33(c)	493,651
139,625	2.88%, 1/1/32(c)	139,513
818,163	2.88%, 2/15/32(c)	773,169
1,461,239	2.88%, 9/15/32(c)	1,247,966
1,434,277	2.90%, 3/14/18(c)	1,455,952
269,432	3.00%, 9/27/30(c)	274,209
198,516	3.00%, 6/15/18(c)	202,036
1,226,153	3.58%, 7/15/14(c)	1,198,476
1,253,805	4.88%, 10/25/15(b)	1,304,739
457,430	5.13%, 5/25/16(b)	470,349
1,385,543	5.13%, 10/25/15(b)	1,440,811
944,540	5.33%, 12/25/15(b)	987,406
22,342	5.63%, 1/25/09(b)	22,284
103,939	5.70%, 8/15/17(c)	105,271
401,173	5.85%, 12/15/27(c)	393,087
372,857	5.85%, 9/27/13(c)	375,448
121,461	5.86%, 11/15/22(c)	120,400
353,363	5.98%, 6/9/26(c)	349,752
209,703	6.00%, 4/15/22(c)	209,955
552,459	6.03%, 10/31/32(c)	543,427
435,890	6.10%, 10/15/27(c)	433,719
1,364,511	6.13%, 4/15/31(c)	1,351,596
258,232	6.15%, 1/10/32(c)	256,026
18,886	6.15%, 1/10/32(c)	19,948
43,286	6.20%, 8/4/14(c)	43,962
177,927	6.25%, 9/15/27(c)	178,546
1,086,735	6.28%, 8/15/17(c)	1,099,543
242,856	6.30%, 4/15/18(c)	246,258
80,779	6.33%, 3/15/27(c)	80,876
630,434	6.35%, 8/13/26(c)	631,518
1,102,358	6.45%, 2/19/32(c)	1,103,520
265,927	6.50%, 3/30/32(c)	267,118
54,250	6.51%, 7/6/27(c)	54,768
92,430	6.53%, 1/2/27(c)	93,636
67,787	6.69%, 5/28/24(c)	69,365
430,620	6.71%, 3/15/27(c)	439,983
217,059	7.08%, 1/19/14(c)	223,300
97,910	7.08%, 9/1/13(c)	100,621
98,456	7.27%, 8/1/14(c)	101,868
278,308	7.33%, 7/1/16(c)	289,864
219,860	7.33%, 2/23/16(c)	228,843
271,803	7.33%, 7/1/16(c)	283,090
129,695	7.33%, 7/1/16(c)	135,081
216,975	7.38%, 4/1/15(c)	225,567
71,560	7.38%, 1/1/15(c)	74,372
87,175	7.58%, 8/1/16(c)	91,533
31,223	7.83%, 11/1/13(c)	32,629
268,971	7.83%, 10/3/16(c)	284,843
28,645	7.83%, 4/5/14(c)	29,986
29,589	8.08%, 2/15/14(c)	31,117
57,673	8.08%, 10/1/16(c)	61,569
7,723	8.33%, 11/1/11(c)	7,970
68,723	8.58%, 1/29/12(c)	71,250
21,457	8.58%, 2/25/14(c)	22,792
6,913	9.58%, 2/15/12(c)	7,303
9,712	9.58%, 2/15/12(c)	10,258

		35,120,162

United States Department of Agriculture — 4.35%
33,006	3.85%, 6/25/10(c)	32,411
313,626	4.45%, 4/2/18(c)	302,906
216,782	5.09%, 3/1/20(c)	213,320
382,220	5.25%, 10/26/22(c)	376,876
80,645	5.33%, 12/4/14(c)	81,425
360,000	5.55%, 10/20/32(c)	353,130
342,000	5.55%, 10/20/32(c)	335,496
181,863	5.59%, 1/20/38(c)	177,914
548,961	5.60%, 11/29/30(c)	541,794
244,054	5.63%, 6/1/20(c)	245,180
378,861	5.63%, 4/15/27(c)	376,404
424,607	5.63%, 4/1/27(c)	421,477
73,800	5.64%, 1/20/38(c)	72,480
292,932	5.64%, 1/20/33(c)	289,044
854,100	5.64%, 1/20/38(c)	837,815
108,000	5.66%, 1/20/38(c)	106,252
108,900	5.66%, 10/20/32(c)	108,104
288,423	5.70%, 1/20/38(c)	284,730
223,200	5.73%, 4/20/37(c)	221,845
488,615	5.73%, 2/1/30(c)	487,399
793,105	5.75%, 1/20/33(c)	789,112
200,118	5.80%, 8/1/20(c)	199,114
106,307	5.83%, 11/1/20(c)	106,092
19,045	5.88%, 1/31/11(c)	18,978
142,808	5.91%, 12/4/37(c)	139,386
90,000	5.92%, 10/20/37(c)	87,427
225,000	5.93%, 2/20/33(c)	221,203
135,000	5.98%, 12/20/37(c)	132,481
420,442	5.98%, 12/31/26(c)	415,601

15

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2008

Principal Amount		Value
$208,800	5.99%, 11/1/32(c)	$205,914
136,137	6.00%, 10/20/37(c)	133,769
69,571	6.00%, 10/20/37(c)	68,359
193,280	6.00%, 10/20/37(c)	189,911
310,772	6.00%, 1/10/37(c)	304,439
225,000	6.01%, 1/20/38(c)	221,089
135,000	6.01%, 11/8/32(c)	133,328
179,757	6.01%, 7/20/36(c)	176,691
364,500	6.02%, 10/20/37(c)	358,799
163,374	6.04%, 2/1/27(c)	162,089
340,796	6.04%, 2/1/27(c)	336,791
191,122	6.05%, 1/5/26(c)	190,286
418,500	6.05%, 1/1/37(c)	413,105
512,554	6.07%, 4/20/37(c)	503,683
148,500	6.08%, 7/1/32(c)	147,371
108,574	6.09%, 5/17/22(c)	107,345
118,657	6.10%, 1/1/13(c)	120,181
117,047	6.10%, 3/15/11(c)	117,035
203,505	6.10%, 8/25/37(c)	200,271
359,483	6.11%, 7/20/32(c)	357,262
111,373	6.11%, 1/15/29(c)	110,640
647,272	6.11%, 2/2/37(c)	658,245
823,392	6.12%, 7/20/37(c)	816,232
202,319	6.12%, 4/20/37(c)	200,549
304,636	6.12%, 1/26/37(c)	301,161
138,171	6.13%, 8/1/19(c)	139,543
147,514	6.13%, 11/1/26(c)	147,259
138,400	6.13%, 4/16/27(c)	136,270
711,292	6.13%, 4/4/27(c)	700,495
306,139	6.13%, 4/19/27(c)	301,428
741,350	6.13%, 5/15/14(c)	754,742
290,733	6.13%, 7/29/19(c)	293,632
615,363	6.13%, 5/31/14(c)	623,288
113,539	6.13%, 7/20/22(c)	114,609
103,500	6.18%, 1/20/38(c)	102,930
261,434	6.20%, 1/20/37(c)	260,573
116,179	6.22%, 6/1/37(c)	115,952
62,575	6.23%, 2/1/27(c)	62,826
409,200	6.23%, 3/14/32(c)	406,083
615,626	6.25%, 1/1/37(c)	613,315
120,819	6.28%, 3/1/14(c)	122,445
89,013	6.28%, 2/1/28(c)	88,677
84,923	6.33%, 3/2/27(c)	86,559
213,670	6.38%, 1/31/37(c)	212,225
242,861	6.38%, 2/16/37(c)	241,518
56,882	6.38%, 3/1/27(c)	57,066
782,051	6.51%, 4/20/37(c)	788,326
877,998	6.63%, 12/15/23(c)	896,460
201,722	6.64%, 4/20/37(c)	205,161
218,621	6.88%, 2/3/17(c)	224,507
447,525	6.88%, 2/3/22(c)	460,055
657,568	7.00%, 6/3/22(c)	679,792
251,605	7.13%, 12/10/16(c)	260,483

		23,606,160

Total U.S. Government Agency Obligations (Cost $69,361,784)		68,027,461

Promissory Notes — 1.80%
9,375,000	Massachusetts Housing Investment Corp. Term Loan, 6.67%, 4/1/35(c)(e)	9,758,934

Total Promissory Notes (Cost $9,375,000)		9,758,934

Shares
Investment Company — 3.42%
18,602,102	Wells Fargo Prime Investment Money Market Fund	18,602,102

Total Investment Company (Cost $18,602,102)		18,602,102

Total Investments (Cost $684,439,304)(f) — 125.37%		681,247,246
Liabilities in excess of other assets — (25.37)%		(137,843,587)

NET ASSETS — 100.00%		$543,403,659

TBA Short Sale Commitment

Principal Amount		Proceeds	Value
$10,000,000	Fannie Mae	$(10,078,125)	$(9,971,880)
	5.50%, 30 Year

16

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2008

Abbreviations used are defined below:

AMBAC – Insured by American Municipal Bond Insurance Assurance Corp.

MBIA – Insured by MBIA

IO – Interest Only

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(b)	Floating rate note. Rate shown is as of report date.
(c)	Fair valued security under procedures established by the Fund’s Board of Trustees.
(d)	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
(e)	This security is restricted and illiquid as the security may not be offered or sold within the United States or to U.S. persons except to qualified purchasers who are also either qualified institutional buyers or “accredited investors” (as defined in Rule 501 (a) of Regulation D under the Securities Act of 1933). The total investment in restricted and illiquid securities representing $9,758,934 or 1.80% of net assets was as follows:

Acquisition Principal Amount	Issuer	Acquisition Date	Acquisition Cost	9/30/2008 Carrying Value Per Unit
$9,375,000	Massachusetts Housing Investment Corp.	3/29/2005	$9,375,000	$1.04

(f)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

See notes to financial statements.

17

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

September 30, 2008

Assets:
Investments, at value (cost $684,439,304)	$681,247,246
Cash	31,134
Segregated cash collateral for reverse repurchase agreement	3,485,000
Interest and dividends receivable	3,847,860
Receivable for open maturities	629,177
Receivable for TBA sales commitment	20,255,347
Deposits at broker for futures contracts	2,811,784
Prepaid expenses	43,214

Total Assets	712,350,762

Liabilities:
Distributions payable	1,578,558
Reverse repurchase agreements (including interest of $319,485)	146,898,485
Payable for TBA sales commitment	10,094,861
TBA sale commitment at value (proceeds $10,078,125)	9,971,880
Accrued expenses and other payables:
Investment advisory fees	272,706
Accounting fees	3,967
Audit fees	67,263
Transfer Agent fees	7,620
Other	51,763

Total Liabilities	168,947,103

Net Assets	$543,403,659

Net Assets Consist Of:
Capital	$566,440,313
Distributions in excess of net investment income	(1,324,562)
Accumulated net realized losses from investment transactions	(19,244,460)
Net unrealized depreciation on investments	(2,467,632)

Net Assets	$543,403,659

Shares Outstanding (1,000,000,000 shares authorized, 100,000,000 shares registered at $.0000001 par value):	57,748,976

Net Asset Value Per Share	$9.41

See notes to financial statements.

18

FINANCIAL STATEMENTS

Statements of Operations

	Period June 1, 2008 to September 30, 2008	Year Ended May 31, 2008
Investment Income:
Interest income	$11,813,415	$33,511,815
Other income	84,017	46,772

Total Investment Income	11,897,432	33,558,587

Expenses:
Interest expense	1,314,112	5,182,722
Management fees	1,126,174	3,066,842
Professional fees	29,897	449,634
Accounting services	9,035	149,996
Administration fees	—	149,047
Custodian fees	45,211	114,569
Insurance fees	7,913	84,742
Directors’ fees and expenses	12,870	70,000
Pricing services	—	60,329
Transfer agent fees	16,517	52,607
Printing and shareholder reports	12,202	24,922
Registration fees	7,127	15,386
Organizational expense	—	259,571
Other fees	120,891	78,318
Reimbursement to Advisor of waived fees	139,897	24,071

Total expenses	2,841,846	9,782,756

Net Investment Income	9,055,586	23,775,831

Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized losses from investment transactions	(431,592)	(1,313,437)
Net realized losses from futures contracts	(2,216,226)	(5,466,165)
Net change in unrealized appreciation/depreciation on investments	474,011	6,979,451
Net change in unrealized appreciation/depreciation on futures contracts	(1,261,061)	257,085

Net realized/unrealized gains (losses) from investments	(3,434,868)	456,934

Change in net assets resulting from operations	$5,620,718	$24,232,765

See notes to financial statements.

19

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

		For the Year Ended May 31,
	Period June 1, 2008 to September 30, 2008	2008	2007
From Investment Activities:
Operations:
Net investment income (loss)	$9,055,586	$23,775,831	$21,113,087
Net realized losses from investments and futures contracts	(2,647,818)	(6,779,602)	(919,227)
Net change in unrealized appreciation/depreciation on investments and futures contracts	(787,050)	7,236,536	9,590,530

Change in net assets resulting from operations	5,620,718	24,232,765	29,784,390

Distributions to Shareholders:
From net investment income	(9,105,665)	(23,953,132)	(21,580,189)

Change in net assets resulting from shareholder distributions	(9,105,665)	(23,953,132)	(21,580,189)

Capital Transactions:
Proceeds from shares issued	32,501,000	68,500,203	13,050,000
Distributions reinvested	2,839,116	7,529,607	6,617,391
Cost of shares redeemed	(5,174,612)	(34,306,024)	(2,476,145)

Change in net assets resulting from capital transactions	30,165,504	41,723,786	17,191,246

Net increase in net assets	26,680,557	42,003,419	25,395,447

Net Assets:
Beginning of period	516,723,102	474,719,683	449,324,236

End of period	$543,403,659	$516,723,102	$474,719,683

Distributions in excess of net investment income	$(1,324,562)	$(1,310,504)	$(1,777,605)

Share Transactions:
Issued	3,481,488	7,180,712	1,367,751
Reinvested	302,684	790,074	697,262
Redeemed	(558,810)	(3,615,736)	(260,436)

Change in shares resulting from capital transactions	3,225,362	4,355,050	1,804,577

See notes to financial statements.

20

FINANCIAL STATEMENTS

Statements of Cash Flows

September 30, 2008

	For the Period Ended September 30, 2008	For the Year Ended May 31, 2008
Cash Used for Operating Activities:
Net increase in net assets resulting from operations	$5,620,718	$24,232,765
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Increase in interest receivable	(225,995)	(825,733)
Increase/(decrease) in variation margin receivable	5,670,450	(4,571,765)
Increase in deposits at broker for futures contracts	(2,811,784)	—
Increase/(decrease) in prepaid expenses	144,911	(67,816)
Decrease in organizational costs	—	259,571
Increase in collateral for reverse repurchase agreement	(3,485,000)	—
Increase in receivables/payables for TBA sales committment	(105,476)	—
Increase in receivables for maturity	(629,177)	—
Decrease in receivables for paydowns	961,875	—
Increase in interest due on reverse repurchase agreements	26,874	114,985
Increase/(decrease) in payable to investment adviser	(22,070)	105,990
Decrease in accrued expenses and other liabilities	(107,894)	(61,443)
Increase/(decrease) in liability for TBA sale committment	(18,540)	(19,451,536)
Proceeds from sales and paydowns of long-term securities	30,887,369	148,947,569
Proceeds from sales of short-term securities	578,349,890	—
Purchases of long-term securities	(28,508,035)	(244,077,524)
Purchases of short-term securities	(581,931,592)	(15,810,647)
Amortization of premium and discount - net	(882)	3,414
Realized and unrealized gain on TBA commitments - net	—	(429,415)
Realized and unrealized gain/(loss) on investments - net	(90,196)	(456,934)
Realized and unrealized loss on financial futures contracts - net	—	(5,209,080)

	3,725,446	(117,297,599)

Cash provided by Financing Activities:
Proceeds from issuance of shares	32,501,000	68,500,203
Cash payments on shares redeemed	(5,174,612)	(34,306,024)
Cash receipts from reverse repurchase agreements	227,563,000	208,581,683
Cash payments on reverse repurchase agreements	(245,851,000)	(118,141,683)
Dividends paid to shareholders	(6,297,956)	(16,032,380)

	2,740,432	108,601,799

Cash:
Net increase/(decrease) in cash	6,465,878	(8,695,800)
Cash at beginning of period	(6,434,744)	2,261,056

Cash at end of period	$31,134	$(6,434,744)

Cash paid for interest	1,287,238	5,067,737

Noncash Financing Activities:
Capital shares issued in reinvestment of dividends paid to shareholders	2,839,116	7,529,607

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS

Access Capital Community Investment Fund

(Selected data for a share outstanding throughout the periods indicated)

	Period June 1, 2008 to September 30, 2008[1]	For the Year Ended May 31,
		2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$9.48	$9.46	$9.29	$9.82	$9.62	$10.21

Net investment income*	0.16	0.46	0.44	0.45	0.48	0.54
Realized and unrealized gain (loss)	(0.07)	0.02	0.17	(0.53)	0.20	(0.59)

Total from investment operations	0.09	0.48	0.61	(0.08)	0.68	(0.05)

Less dividends from net investment income	(0.16)	(0.46)	(0.44)	(0.45)	(0.48)	(0.54)

Net asset value, end of period	$9.41	$9.48	$9.46	$9.29	$9.82	$9.62

Total Investment Return:**
Based on net asset value per share	1.02%	5.19%	6.65%	(0.83)%	7.14%	(0.56)%

Ratios to Average Net Assets:
Expenses, net of reimbursement and excluding interest expense and investment structuring fees	0.86%	0.93%	0.79%	0.74%	0.85%	0.87%

Expenses, excluding interest expense	0.86%	0.93%	0.83%	0.73%	0.74%	0.78%

Expenses	1.61%	1.99%	1.48%	1.32%	1.13%	1.04%

Investment income-net	5.17%	4.83%	4.55%	4.72%	4.87%	5.43%

Ratios to Average Net Assets, Plus Average Borrowings:#
Expenses, net of reimbursement and excluding interest expense and investment structuring fees	0.67%	0.75%	0.70%	0.65%	0.72%	0.71%

Expenses, excluding interest expense	0.67%	0.75%	0.74%	0.64%	0.63%	0.64%

Expenses	1.25%	1.60%	1.31%	1.16%	0.96%	0.85%

Investment income-net	4.00%	3.88%	4.03%	4.13%	4.13%	4.44%

Supplemental Data:
Net assets, end of period (in thousands)	$543,404	$513,723	$474,720	$449,324	$388,299	$346,567

Portfolio turnover	1%	19%	23%	21%	33%	46%

*	Based on average shares outstanding.
**	Total investment returns exclude the effect of sales charge.
#	These ratios are calculated based upon the average net assets plus average borrowings.
[1]	Effective June 1, 2008, the Fund’s fiscal year end changed from May 31 to September 30.

See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

September 30, 2008

1. Organization

Tamarack Funds Trust (“Tamarack”) was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of Tamarack is vested in its Board of Trustees (the “Board”). This annual report includes the Access Capital Community Investment Fund (the “Fund”). At its inception in 1998, the Access Capital Strategies Community Investment Fund, Inc. the Fund’s predecessor, elected status as a business development company under the Investment Company Act of 1940 (the “1940 Act”), but withdrew its election on May 30, 2006, and registered as a continuously offered, closed-end interval management company under the 1940 Act. The predecessor fund was reorganized into a series of Tamarack, a registered open-end management company under the 1940 Act, effective July 28, 2008.

Voyageur Asset Management Inc. (“Voyageur”) acts as the investment advisor for Tamarack. The officers of Tamarack (“Fund Management”) are also employees of Voyageur or its affiliates and PNC Global Investment Servicing (U.S.) Inc. (“PNC”), formerly known as PFPC Inc.

The Fund’s investment objective is to invest in geographically specific debt securities located in portions of the United States designated by Fund investors. The Fund seeks to achieve its investment objective by investing primarily in debt securities specifically designed to support underlying economic activities such as affordable housing, education, small business lending, and job-creating activities in areas of the United States designated by Fund investors.

2. Significant Accounting Policies

Security Valuation:

Summarized below are the significant accounting policies of the Fund. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). Fund Management follows these policies when preparing financial statements. Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. These financial statements have been prepared as of 4 p.m. E.S.T. on September 30, 2008.

Bonds and other fixed income securities are generally valued on the basis of prices furnished by pricing services approved by Tamarack’s Board. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue and adjustments to reflect the Community Reinvestment Act premium indicated by the independent pricing agent. Short-term debt obligations, with less than 60 days to maturity at time of purchase, are valued at amortized cost unless Fund Management determines that amortized cost no longer approximates market value. In such cases where a security price is unavailable, or where Fund Management determines that the value provided by the pricing services or amortized cost does not approximate fair value, the Board has approved pricing and valuation procedures to determine a security’s fair value. Investments in open-end investment companies are valued at net asset value. Exchange traded financial futures are valued at the settlement price as established by the exchange on which they are traded.

Financial Instruments:

Repurchase Agreements — The Fund may enter into repurchase agreements with primary dealers that report to the Federal Reserve Bank of New York or the 100 largest U.S. commercial banks, who are deemed creditworthy under guidelines approved by the Board. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. There were no repurchase agreements held by the Fund on September 30, 2008.

23

NOTES TO FINANCIAL STATEMENTS

Securities pledged as collateral for repurchase agreements are held by the Fund’s custodian bank until maturity of the repurchase agreement. The Fund has procedures to secure additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the repurchase agreement in the event of a default

Reverse Repurchase Agreements — To obtain short-term financing, the Fund may enter into reverse repurchase agreements with primary dealers that report to the Federal Reserve Bank of New York or the 100 largest U.S. commercial banks, who are deemed creditworthy under guidelines approved by the Board. Interest on the value of the reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited. For the year ended May 31, 2008, the average amount borrowed was approximately $120,674,408 and the daily weighted average interest rate was 4.29%. For the period ended September 30, 2008, the average amount borrowed was approximately $154,521,852 and the daily weighted average interest rate was 2.53%.

Details of open reverse repurchase agreements at September 30, 2008 were as follows:

	Rate	Trade Date	Maturity Date	Net Closing Amount	Par
Barclay’s Capital	4.00%	9/29/08	10/06/08	$(37,222,929)	$(37,194,000)
Barclay’s Capital	2.70	7/15/08	10/14/08	(32,571,796)	(32,351,000)
Barclay’s Capital	3.30	9/25/08	10/28/08	(15,871,868)	(15,824,000)
Deutsche Bank	2.60	8/22/08	10/27/08	(9,441,792)	(9,397,000)
Deutsche Bank	2.65	9/02/08	11/05/08	(15,829,224)	(15,755,000)
Deutsche Bank	2.62	9/11/08	11/13/08	(36,223,326)	(36,058,000)

Details of underlying collateral pledged for open reverse repurchase agreements at September 30, 2008 were as follows:

	Description	Rate	Maturity Date	Par	Market Value
Barclay’s Capital
9/29/08 to 10/6/08
	Fannie Mae Pool #806754	4.50%	9/01/34	$3,993,145	$3,808,084
	Fannie Mae Pool #806759	4.50%	9/01/34	4,237,786	4,044,353
	Fannie Mae Pool #759044	4.50%	10/01/18	4,816,037	4,769,775
	Fannie Mae Pool #777621	5.00%	2/01/34	3,109,986	3,055,679
	Freddie Mac Pool #A37185 Gold	5.00%	9/01/35	2,476,690	2,428,798
	Fannie Mae Pool #806761	5.50%	9/01/34	6,398,358	6,425,442
	Freddie Mac Pool #A34999 Gold	5.50%	4/01/35	2,340,642	2,343,236
	Fannie Mae Pool #814624	5.50%	4/01/35	2,582,740	2,592,058
	Fannie Mae Pool #941204	5.50%	6/01/37	2,588,463	2,596,443
	Freddie Mac Pool #A61916 Gold	6.00%	6/01/37	4,368,849	4,444,499
	Fannie Mae Pool #952632	6.00%	7/01/37	2,683,119	2,734,177

					$39,242,544

Barclays’s Capital
7/15/08 to 10/14/08
	Freddie Mac Pool #A14028 Gold	4.50%	9/01/33	$1,012,612	$967,082
	Freddie Mac Pool #A12987 Gold	5.00%	8/01/33	969,802	952,565
	Freddie Mac Pool #A23192 Gold	5.00%	5/01/34	786,365	771,650
	Freddie Mac Pool #A40538 Gold	5.00%	12/01/35	2,264,785	2,220,990
	Freddie Mac Pool #A76187 Gold	5.00%	4/01/38	1,054,282	1,032,907
	Freddie Mac Pool #J00980 Gold	5.00%	1/01/21	931,511	931,784
	Freddie Mac Pool #C74672 Gold	5.50%	11/01/32	997,758	1,001,046

24

NOTES TO FINANCIAL STATEMENTS

	Description	Rate	Maturity Date	Par	Market Value
	Freddie Mac Pool #C77844 Gold	5.50%	3/01/33	$1,046,522	$1,049,317
	Freddie Mac Pool #C78252 Gold	5.50%	3/01/33	1,022,192	1,024,922
	Freddie Mac Pool #C78380 Gold	5.50%	3/01/33	956,971	959,527
	Freddie Mac Pool #C79180 Gold	5.50%	5/01/33	2,038,307	2,043,750
	Freddie Mac Pool #A26396 Gold	5.50%	9/01/34	961,708	963,374
	Freddie Mac Pool #A35628 Gold	5.50%	6/01/35	748,188	749,017
	Freddie Mac Pool #A46321 Gold	5.50%	7/01/35	1,008,899	1,010,017
	Freddie Mac Pool #A42095 Gold	5.50%	1/01/36	1,001,360	1,002,469
	Freddie Mac Pool #A59964 Gold	5.50%	4/04/37	1,138,820	1,139,370
	Freddie Mac Pool #A60751 Gold	5.50%	5/01/37	2,491,224	2,492,427
	Freddie Mac Pool #A63456 Gold	5.50%	6/01/37	4,847,338	4,849,679
	Freddie Mac Pool #A61915 Gold	5.50%	6/01/37	1,141,033	1,142,155
	Freddie Mac Pool #A26395 Gold	6.00%	9/01/34	819,679	836,430
	Freddie Mac Pool #A30591 Gold	6.00%	12/01/34	884,073	902,140
	Freddie Mac Pool #A42099 Gold	6.00%	1/01/36	867,216	883,447
	Freddie Mac Pool #A44638 Gold	6.00%	4/01/36	818,300	833,233
	Freddie Mac Pool #A48789 Gold	6.00%	5/01/36	1,114,118	1,134,449
	Freddie Mac Pool #A49013 Gold	6.00%	5/01/36	1,359,926	1,384,742
	Freddie Mac Pool #A64015 Gold	6.00%	7/01/37	1,031,662	1,050,447
	Freddie Mac Pool #A68766 Gold	6.00%	10/01/37	1,275,310	1,298,582

					$33,660,436

Barclays’s Capital
9/25/08 to 10/28/08
	Freddie Mac Pool #A12237 Gold	5.00%	8/01/33	$1,959,376	$1,924,548
	Freddie Mac Pool #A45396 Gold	5.00%	6/01/35	1,278,357	1,254,436
	Freddie Mac Pool #A46735 Gold	5.00%	8/01/35	1,822,277	1,787,040
	Freddie Mac Pool #A47552 Gold	5.00%	11/01/35	1,483,551	1,454,864
	Freddie Mac Pool #A42097 Gold	5.00%	1/01/36	1,732,655	1,699,397
	Freddie Mac Pool #A20540 Gold	5.50%	4/01/34	1,474,379	1,476,934
	Freddie Mac Pool #A46746 Gold	5.50%	8/01/35	1,382,843	1,384,376
	Freddie Mac Pool #A42803 Gold	5.50%	2/01/36	2,073,215	2,075,512
	Freddie Mac Pool #A61754 Gold	5.50%	5/01/37	1,306,119	1,306,750
	Freddie Mac Pool #A42804 Gold	6.00%	2/01/36	1,138,680	1,159,992
	Freddie Mac Pool #A42805 Gold	6.00%	2/01/36	1,272,434	1,296,250

					$16,820,099

Deutsche Bank
8/22/08 to 10/27/08
	Fannie Mae Pool #737198	5.00%	8/01/33	$1,842,358	$1,810,187
	Fannie Mae Pool #737250	5.00%	8/01/33	1,926,476	1,892,836
	Fannie Mae Pool #822008	5.00%	5/01/35	1,441,444	1,414,021
	Fannie Mae Pool #829275	5.00%	8/01/35	1,487,396	1,459,099
	Fannie Mae Pool #829276	5.00%	8/01/35	1,501,161	1,472,602
	Freddie Mac Pool #A17393 Gold	5.50%	12/01/33	716,866	718,780
	Freddie Mac Pool #N31468 Gold	6.00%	11/01/37	1,345,167	1,365,312

					$10,132,837

Deutsche Bank
9/02/08 to 11/05/08
	Freddie Mac Pool #A25310 Gold	5.00%	6/01/34	$2,229,513	$2,187,794
	Freddie Mac Pool #A77394 Gold	5.00%	5/01/38	2,630,154	2,576,829
	Freddie Mac Pool #A66061 Gold	5.50%	8/01/37	2,686,486	2,687,784
	Freddie Mac Pool #A77400 Gold	5.50%	5/01/38	2,019,077	2,020,052

25

NOTES TO FINANCIAL STATEMENTS

	Description	Rate	Maturity Date	Par	Market Value
	Freddie Mac Pool #A66116 Gold	6.00%	09/01/37	$2,166,149	$2,205,677
	Freddie Mac Pool #A67630 Gold	6.00%	11/01/37	2,308,616	2,350,744
	Freddie Mac Pool #A66156 Gold	6.50%	09/01/37	2,412,285	2,488,286

					$16,517,166

Deutsche Bank
9/11/08 to 11/13/08
	Fannie Mae Pool #663159	5.00%	07/01/32	$5,797,565	$5,710,821
	Fannie Mae Pool #727312	5.00%	09/01/33	4,220,717	4,147,014
	Fannie Mae Pool #702478	5.50%	06/01/33	3,187,085	3,203,564
	Fannie Mae Pool #829649	5.50%	03/01/35	3,660,370	3,675,865
	Fannie Mae Pool #844361	5.50%	11/01/35	5,386,618	5,406,052
	Fannie Mae Pool #885724	5.50%	06/01/36	4,333,496	4,347,100
	Fannie Mae Pool #257892	5.50%	02/01/38	3,910,267	3,921,931
	Fannie Mae Pool #866969	6.00%	02/01/36	2,727,518	2,779,421
	Fannie Mae Pool #952632	6.00%	07/01/37	2,955,006	3,011,071

					$36,202,839

Derivatives — The Fund may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities for hedging purposes only. During the period ended September 30, 2008, and the fiscal year ended May 31, 2008, the Fund only used financial futures contracts. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. Losses may also arise due to changes in the value of the contract or if the counterparty does not perform under the contract. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective.

Financial Futures Contracts — The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund had the following open futures contracts at September 30, 2008:

	Number of Contracts	Expiration Date	Unrealized Appreciation/Depreciation	Notional Value
Ten Year Swap	41	December, 2008	$18,578	$4,604,172
Ten Year Swap	302	December, 2008	$280,766	$34,057,578
Ten Year Swap	302	December, 2008	$330,312	$34,107,125
U.S. Treasury Long Bond	400	December, 2008	$(6,250)	$46,862,500

TBA Commitments — The Fund may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Valuation of Securities”.

26

NOTES TO FINANCIAL STATEMENTS

Mortgage Backed Securities — Because the Fund will focus on community development investments, such as securities backed by commercial and/or residential mortgage loans, it will be affected by risks not typically associated with funds that do not specialize in community development investments. These risks include credit and prepayment risk due to default on underlying loans within a security. Changes in economic conditions, including delinquencies and/or defaults or assets underlying these securities, can affect the value, income and/or liquidity of such positions.

In addition, the Fund invests in fixed-income private placement debt securities in which the Fund may pay a premium for the community benefits embedded in each transaction, however, there can be no assurances that when making sales of the securities that the Funds will receive a premium from the purchaser.

Credit Enhancement — Certain obligations held in the Fund have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC and MBIA).

Recent Accounting Standards:

The Fund adopted the provisions of FASB Interpretation No. 48 (“FIN48”), Accounting for Uncertainty in Income Taxes, on March 30, 2008. The implementation of FIN48 resulted in no material liability for unrecognized tax benefits and no material change to the net asset value of the Fund at the beginning of the day. As of September 30, 2008, the Fund did not have a liability for any uncertain tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2004 and by state authorities for tax years before 2003.

Adoption of Statement of Financial Accounting Standard No. 157 “Fair Value Measurements” (“FAS 157”) —

In September 2006, the Financial Accounting Standards Board (“FASB”) issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Fund have adopted FAS 157 as of June 1, 2008.

The three levels of the fair value hierarchy under FAS 157 are described below:

•	Level 1 - quoted prices in active markets for identical securities.

•	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value the Fund’s net assets as of September 30, 2008 is as follows:

Level 1-Quoted Prices	$588,744,777
Level 2-Other Significant Observable Inputs	92,502,469
Level 3-Significant Unobservable Inputs	—

Total Market Value of Investments	$681,247,246

27

NOTES TO FINANCIAL STATEMENTS

Level 1-Quoted Prices	$623,406
Level 2-Other Significant Observable Inputs	(156,550,880)
Level 3-Significant Unobservable Inputs	—

Total Market Value of Other Financial Instruments *	$(155,927,474)

*	Other financial instruments are instruments not reflected in the Schedule of Investments, such as futures contracts and reverse repurchase agreements which are valued at the unrealized appreciation/(depreciation) on the investment.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

Distributions to Shareholders:

The Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends and capital gains on the Fund are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., reclassification of paydown gains and losses, and expiring capital loss carryforward), they are reclassified within a Fund’s capital account based on their federal tax basis treatment. Such differences are not reflected in the calculation of the Financial Highlights.

For the period ended September 30, 2008, permanent difference reclassification amounts were as follows:

Decrease Paid in Capital	Increase Undistributed Net Investment Income	Increase Accumulated Realized Loss
$(644,961)	$36,021	$608,940

3. Agreements and Other Transactions with Affiliates

Prior to July 28, 2008, Access Capital Strategies LLC (“Access”) served as investment advisor and Voyageur served as sub-advisor to the predecessor to the Fund. As sub-advisor, Voyageur received from Access an annual sub-advisory fee, payable monthly, at an annual rate of (0.15%) of the predecessor fund’s average gross monthly assets, less accrued liabilities other than indebtedness for borrowings.

Effective July, 28, 2008, upon the reorganization of the predecessor fund into the Fund, Voyageur serves as investment advisor to the Fund and Access no longer provides advisory services to the Fund. The Advisor has agreed to waive or limit fees through January 31, 2010, to maintain “Other Expenses,” which does not include “Interest Expense” or “Management Fees,” at 0.20%. The Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by the Advisor, any expenses in excess of the expense limitation and repay the Advisor such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation disclosed in the effective prospectus. Prior to July 28, 2008, the Advisor had agreed to waive or limit fees to maintain “Other Expenses” at 0.25%. During the period from June 1, 2008 through July 28, 2008, the Advisor recouped $139,897 of fees that had been waived in the preceding 12 months.

Under the terms of the Fund’s management agreement, the Advisor receives from the Fund an annual management fee, paid monthly, of fifty basis points (0.50%) of the Fund’s average daily total assets less accrued liabilities, other than indebtedness for borrowing. For purposes of calculating the management fee, assets purchased with borrowed monies are included in the

28

NOTES TO FINANCIAL STATEMENTS

total that is subject to the management fee. As a result, the Advisor has an incentive to use leverage so as to increase the amount of assets upon which it may charge a fee. As of September 30, 2008, the impact of leverage raised the management fee to approximately 62 basis points (0.62%) of the Funds average net assets.

Expense, Investment Income and Gain/Loss Allocation: The Fund pays the expenses that are directly related to its operations, such as custodian fees or portfolio management fees. Expenses incurred by Tamarack, such as trustee or legal fees, are allocated among each of the Tamarack Funds either proportionately based upon each funds’ relative net assets or using another reasonable basis such as equally across all funds, depending on the nature of the expense.

4. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the period June 1, 2008 through September 30, 2008 were as follows:

Purchases (Excl. U.S. Gov’t.)	Sales (Excl. U.S. Gov’t.)	Purchases of U.S. Gov’t.	Sales of U.S. Gov’t.
$21,934,217	$7,789,005	$103,500	$—

5. Federal Income Taxes

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of the Fund.

As of September 30, 2008, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
$684,504,728	$4,168,990	$(7,426,472)	$(3,257,482)

The tax character of distributions were as follows:

	Distributions Paid From
	Ordinary Income	Total Distributions Paid
For the period June 1, 2008 to September 30, 2008	$9,137,073	$9,137,073
For the year ended May 31, 2008	23,953,132	23,953,132
For the year ended May 31, 2007	21,580,189	21,580,189

As of September 30, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Depreciation	Total Accumulated Losses
$268,053	$268,053	$(1,578,558)	$(18,555,630)	$(3,156,462)	$(23,022,597)

29

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2008, the Fund had capital loss carryforwards for federal income tax purposes as follows:

Capital Loss Carryforward	Expires
$310,646	2009
1,093,937	2010
2,026,076	2011
3,756,334	2012
659,184	2013
27,743	2014
2,484,167	2015
8,197,543	2016

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Access Capital Community Investment Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Access Capital Community Investment Fund (the “Fund”), one of the portfolios constituting the Tamarack Funds Trust, as of September 30, 2008, and the related statement of operations and cash flows for the period June 1, 2008 through September 30, 2008 and the period ended September 30, 2008, the statements of changes in net assets for the period June 1, 2008 through September 30, 2008 and for the two years in the period ended May 31, 2008, and the financial highlights for the period June 1, 2008 through September 30, 2008 and for each of the five years in the period ended May 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Access Capital Strategies Community Investment Fund as of September 30, 2008, and the results of its operations, its cash flows, changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

November 26, 2008

31

MANAGEMENT (Unaudited)

Independent Trustees(1)

T. Geron Bell (66)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002-present); prior thereto President of the Minnesota Twins Baseball Club Incorporated (1987-2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 15 Other Director/Trustee Positions Held by Trustee: None

Lucy Hancock Bode (56)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed)

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Other Director/Trustee Positions Held by Trustee: BioSignia

Leslie H. Garner Jr. (57)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President, Cornell College

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Other Director/Trustee Positions Held by Trustee: None

Ronald James (57)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000-present)

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Other Director/Trustee Positions Held by Trustee: Best Buy Co. Inc.; Bremer Financial Corporation

John A. MacDonald (59)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Chief Investment Officer, Hall Family Foundation

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Other Director/Trustee Positions Held by Trustee: None

H. David Rybolt (65)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee; since January 2004)

Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting)

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Other Director/Trustee Positions Held by Trustee: None

James R. Seward (55)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since January 2004)

Principal Occupation(s) During Past 5 Years: Private investor (2000-present); CFA

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Other Director/Trustee Positions Held by Trustee: Syntroleum Corporation

(1)	Unless otherwise specified, the address of each trustee/officer is Tamarack Funds, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

32

MANAGEMENT (Unaudited)

Independent Trustees(1)

William B. Taylor (62)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since September 2005)

Principal Occupation(s) During Past 5 Years: Consultant (2003-present); prior thereto Partner (until 2003) Ernst & Young LLP

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Interested Trustees(1)

Erik R. Preus (42)(2)

Position Term of Office and Length of Time Served with the Trust: Indefinite (Trustee since September 2005)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Tamarack Funds Trust (2006-present); Head of Retail Asset Management, Voyageur Asset Management (2006-present); Director, President and Chief Executive Officer, Tamarack Distributors Inc. (2005-present); Chief Operating Officer, Voyageur Asset Management (2005-2006); Director, Investment Consulting Services, RBC Dain Rauscher Inc; (2004-2005); Director, Voyageur Advisory Services; Voyageur Asset Management (2003-2004); Senior Vice President, Divisional Sales Manager, PIMCO Allianz Investments, and its predecessor firm, Nicholas Applegate (2001-2003).

Number of Portfolios in Fund Complex Overseen by Trustee: 15

Executive Officers(1)

Erik R. Preus (42)

Position Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2006 Principal Occupation(s) During Past 5 Years: Head of Retail Asset Management, Voyageur Asset Management (2006-present), Chief Operating Officer (2005-2006), Voyageur Asset Management; Director, Investment Consulting Services, RBC Dain Rauscher Inc; (2004-2005); Director, Voyageur Advisory Services; Voyageur Asset Management (2003-2004); Senior Vice President, Divisional Sales Manager, PIMCO Allianz Investments, and its predecessor firm, Nicholas Applegate (2001-2003)

David P. Lux (53)

Position Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since September 2005

Principal Occupation(s) During Past 5 Years: ) Vice President and Director, Mutual Funds, Voyageur Asset Management (2006-present); Director, Tamarack Distributors Inc. (2006-present); Treasurer, Tamarack Funds (2005 to September 2007); Controller, Tamarack Funds Trust (2004-2005); Vice President and Mutual Funds Finance Manager, Voyageur Asset Management (2004-2006); Senior Financial Analyst, Voyageur Asset Management (2003-2004); Senior Financial Analyst, RBC Dain Rauscher (1995-2003)

James A. Gallo (43)

Address: PNC Global Investment Servicing (U.S.) Inc. (formerly known as PFPC Inc.), 760 Moore Road, King of Prussia, PA 19406 Position Term of Office and Length of Time Served with the Trust: Treasurer Since October, 2007

Principal Occupation(s) During Past 5 Years: Senior Vice President and Managing Director, PNC Global Investment Servicing (2002-present); Vice President and Executive Director, Morgan Stanley (1998-2002)

(1)	Unless otherwise specified, the address of each trustee/officer is Tamarack Funds, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.
(2)	Erik R. Preus has been determined to be an interested Trustee by virtue of his affiliation with the Trust.

33

MANAGEMENT (Unaudited)

Executive Officers(1)

Kathleen A. Gorman (44)

Position Term of Office and Length of Time Served with the Trust: Chief Compliance Officer (“CCO”) since April 2006 and Assistant Secretary since September 2006

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, Voyageur Asset Management (2006-present), Director, Asset Management Compliance, RiverSource Investments (2004-2006); Senior Compliance Officer, U.S. Bancorp Asset Management (1994-2004)

Martin A. Cramer (58)

Position Term of Office and Length of Time Served with the Trust: AML Compliance Officer and Privacy Officer since January 2004 and Vice President since September 2006

Principal Occupation(s) During Past 5 Years: Vice President and Mutual Fund Administration Manager, Voyageur Asset Management (2003-present); Chief Compliance Officer, Tamarack Distributors Inc. (2008-present); Vice President, Tamarack Distributors Inc. (2007-present); Senior Compliance Officer, Tamarack Funds (2006-2007); Chief Compliance Officer, Tamarack Funds (2004-2006); Legal and Regulatory Affairs Vice President, Compliance Officer and Secretary, Jones & Babson (mutual fund management and distribution company)(1993-2003); Vice President, Assistant Secretary, Compliance Officer and AML Compliance Officer (2003-2004)2; and formerly Vice President, Chief Compliance Officer and Secretary, Buffalo Fund Complex (1994-2003) and Secretary, Gold Bank Funds 3 (2001-2003)

Lee Greenhalgh (37)

Position Term of Office and Length of Time Served with the Trust: Acting Chief Legal Officer and Acting Secretary since January 2008

Principal Occupation(s) During Past 5 Years: Associate General Counsel, RBC Capital Markets Holdings (USA) Inc. (2006-present); Asset Management Compliance, RiverSource Investments (2004-2006); Procurement Attorney, Ameriprise Financial (2002-2004); Associate Attorney, Dorsey & Whitney LLP (1999-2002)

Gordon Telfer (42)

Position Term of Office and Length of Time Served with the Trust: Portfolio Strategist, since March 2004

Principal Occupation(s) During Past 5 Years: Head of Growth Equities, Voyageur Asset Management (2008-present); Senior Portfolio Manager, Voyageur Asset Management (2004-2008), Managing Director, Voyageur Asset Management (2007-present); Vice President, Voyageur Asset Management (2004-2007); Senior Portfolio Manager, Alliance Capital Management (2000-2003); Senior Vice President, Global Strategist, Scudder Kemper Investments (1997-2000)

Nancy M. Scinto (48)

Position Term of Office and Length of Time Served with the Trust: Chief Investment Officer, Equity Products since January 2004

Principal Occupation(s) During Past 5 Years: Head of Growth Equities, Voyageur Asset Management (2008-present); Director of Research, Voyageur Asset Management (2003-2008); Managing Director, Voyageur Asset Management (1999-present)

John M. Huber (40)

Position Term of Office and Length of Time Served with the Trust: Chief Investment Officer, Fixed Income Products since February 2005

Principal Occupation(s) During Past 5 Years: Chief Investment Officer, Fixed Income, Voyageur Asset Management (2004-present); Senior Portfolio Manager, Galliard Capital Management (1995-2004)

(1)	The address of each trustee/officer is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.
(2)	Great Hall Investment Funds, Inc., J&B Funds, Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson-Stewart Ivory International Fund, Inc., Babson Value Fund, Inc., David L. Babson Growth Fund, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Shadow Stock Fund, Inc., and Investors Mark Series Fund, Inc.
(3)	The Buffalo Fund Complex consists of Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc., and the Buffalo Funds, which is a series fund consisting of Buffalo Science & Technology Fund and Buffalo Mid Cap Fund. Gold Bank Funds is a series fund consisting of Gold Bank Equity and Gold Bank Money Market Fund.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

34

SUPPLEMENTAL INFORMATION (UNAUDITED)

Information for Tamarack Funds Shareholders Regarding Advisory Agreements

On July 28, 2008, the Access Capital Community Investment Fund became part of the Tamarack Fund group through a reorganization transaction approved by its shareholders. The Fund had operated separately in various forms during the prior ten years, and was reorganized into the Tamarack Fund group when its manager, Access Capital Strategies LLC (“Access Capital”), was acquired by the Tamarack Funds’ investment adviser, Voyageur Asset Management Inc. (“Voyageur”). Voyageur and Access Capital had been working together since 2006 and Voyageur had managed the Fund’s portfolio as its sub-adviser during that time.

In meetings held during the period March 2008 through July 2008, the Tamarack Funds Board of Trustees met to consider various issues associated with Voyageur’s acquisition of Access Capital and the Fund’s reorganization into the Tamarack Fund group. The Board, including the independent Trustees, approved the reorganization and related items, including the new Investment Advisory Agreement with Voyageur for the Fund, which took effect upon the reorganization.

In evaluating the reorganization and the Investment Advisory Agreement, the Board requested and considered information about the historical performance record of the Fund, the advisory services to be performed and qualifications of the Voyageur investment team, the proposed advisory fees and overall Fund expenses, and the strategic plans for the Fund within the Tamarack Fund group. The Trustees also considered the corporate, regulatory and compliance reviews of Access Capital and the Fund undertaken in connection with the transaction. The Trustees met with senior management of Access Capital, who became employees of Voyageur as part of the transaction and continue in their management leadership roles for the Fund, as well as with members of the Voyageur investment team responsible for portfolio management. In evaluating the quality of services to be provided by Voyageur, the Trustees considered the strong research, credit and fundamental analysis capabilities, the specialized expertise in the area of fixed income investments eligible for regulatory credit under the Community Reinvestment Act of 1977 and the extensive portfolio management experience of Voyageur staff, as well as Voyageur’s operational and compliance structure and systems and Voyageur’s financial strength. From an organizational and product development standpoint, the Board viewed the transaction as very favorable for the Fund’s shareholders, since Voyageur offered increased management resources and capabilities and the Fund and its shareholders would benefit from being part of a larger fund group sponsored by a large financial services organization with increased services and potential for growth.

The Fund’s historical performance was acceptably within the range of its index benchmark and compared favorably to peer funds, particularly with regard to the three- and five- year annualized returns. The advisory fee did not change in the reorganization and was considered reasonable, especially in view of the specialized expertise required to manage a Fund focused on fixed income investments that were eligible for regulatory credit under the Community Reinvestment Act of 1977. In terms of overall expenses, Fund shareholders would enjoy a reduced expense ratio within the Tamarack Fund group, which would be competitive with peer funds after taking into account Voyageur’s contractual commitment to subsidize expenses through January 31, 2010. Given the size of the Fund and the expense limitation arrangement, it was considered premature to address the issue of whether shareholders would benefit from economies of scale.

In connection with their deliberations, the independent Trustees met separately with their independent legal counsel and with the Tamarack Funds chief compliance officer to review the relevant material and consider their responsibilities under relevant laws and regulations. After evaluating the services to be provided by Voyageur and reviewing the past performance and resources of the investment team, the comparative advisory fees versus other similar funds, the anticipated overall expenses of the Fund (including Voyageur’s commitment to subsidize Fund expenses) and the outlook for growth of assets and improved services and opportunities for Fund shareholders, the Board, including the independent Trustees, determined that the advisory fees proposed to be payable to Voyageur were fair and reasonable in light of the nature and quality of services provided under all of the circumstances and approved the Investment Advisory Agreement for the Fund. In arriving at their decision to approve the Agreement, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

35

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the Access Capital Community Investment Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 through September 30, 2008.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period* 4/1/08-9/30/08	Annualized Expense Ratio During Period 4/1/08-9/30/08
Access Capital Community Investment Fund	$1,000.00	$1,006.90	$8.28	1.65%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2008	Ending Account Value 9/30/2008	Expenses Paid During Period* 4/1/08-9/30/08	Annualized Expense Ratio During Period 4/1/08-9/30/08
Access Capital Community Investment Fund	$1,000.00	$1,016.75	$8.32	1.65%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplies by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

36

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of Tamarack Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the period ended September 30, 2008.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Voyageur Asset Management Inc. serves as investment adviser for the Tamarack Funds. Tamarack Equity and Fixed Income Funds are distributed by Tamarack Distributors Inc. The Tamarack Money Market Funds are distributed by RBC Capital Markets Corporation, Member NYSE/FINRA/SIPC.

Tamarack Funds

P.O. Box 219757

Kansas City, MO 64121-9757

800-422-2766

www.voyageur.net

The Tamarack Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council certified paper. FSC certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

TF-AC AR 09-08

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that William B. Taylor is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $357,970.00 for 2008 and $328,600.00 for 2007.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $118,337.00 for 2008 and $111,650.00 for 2007.

Audit-related fees for both years relate to the mid-year review of the semi-annual report.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $55,450.00 for 2008 and $70,000.00 for 2007.

Tax fees for both years relate to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee is $0 and $0, respectively

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2007.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (“Committee”) shall review and approve in advance any proposal (except as set forth in (1) through (3)below) that the Funds employ their auditor to render “permissible non-audit services” to the Funds. (A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation.) The Committee shall also review and approve in advance any proposal (except as set forth in(1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor’s independence. (See also “Delegation” below.)

Pre-approval by the Committee of non-audit services is not required so long as:

(1) (A) with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided;

(B) with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(2) such services were not recognized by the Funds at the time of the engagement to be non-audit services; and

(3) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or its Delegate(s) (as defined below).

(c) Delegation

The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds, or the provision of non-audit services to the Adviser or any Adviser-affiliated service provider. Any pre-approval determination made by a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Sub-Administrator, who will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the federal securities laws.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

Amount requiring approval of the registrant’s audit committee is 100% and 100%, respectively.

(c)	100%

Amount requiring approval of the registrant’s audit committee is 100% and 100%, respectively.

(d)	Not Applicable

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2008 and $0 for 2007.

(h)	Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                                         Tamarack Funds Trust

By (Signature and Title)*        /s/ Erik R. Preus

                                                   Erik R. Preus, President and Chief Executive Officer

                                                   (principal executive officer)

Date    12/5/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ Erik R. Preus

                                                   Erik R. Preus, President and Chief Executive Officer

                                                   (principal executive officer)

Date    12/5/08

By (Signature and Title)*        /s/ James Gallo

                                                   James Gallo, Treasurer

                                                   (principal financial officer)

Date    12/5/08

* Print the name and title of each signing officer under his or her signature.